UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933File No. 333-164120
Pre-Effective Amendment No.□
Post-Effective Amendment No. 6☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940File No. 811-04460
Amendment No. 170☑
(Check appropriate box or boxes.)
Nationwide Provident VLI Separate Account 1

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Robert W. Horner III, Vice President Corporate Governance and Secretary,
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2013

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☑	on May 1, 2013 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Options Premier
Individual Flexible Premium Adjustable Variable Life Insurance Policy
issued by
Nationwide Life Insurance Company
Service Center: P.O. Box 182928, Columbus, Ohio 43218-2928
Corporate Headquarters: One Nationwide Plaza, Columbus, Ohio 43215
Telephone: 1-800-688-5177
Fax: 1-888-677-7393
www.nationwide.com
Prospectus: May 1, 2013
This Prospectus describes an Individual Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by Nationwide Life Insurance Company ("NLIC"), see Nationwide Life Insurance Company. The Policy has an insurance component and an investment component. The primary purposes of the Policy are to provide insurance coverage for the lifetime of the Insured and to lessen the economic loss resulting from the Insured's death. The Policy provides the policy owner (the "Owner") with flexibility as to premium payments subject to certain required premiums and the ability to choose among investment alternatives with different investment objectives.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new Policies will be sold, but agents may continue to accept additional premium on existing Policies.
The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy may decrease in value to the point of being valueless because of poor Investment Experience.
After certain deductions are made, Net Premiums are allocated to the Separate Account. The Separate Account is divided into subaccounts (the "Subaccounts"), which invest in shares of a designated corresponding investment portfolio ("Portfolio") that is part of one of the mutual fund companies (the "Funds") listed below, see Appendix A: Portfolio Information. For more information refer to the Fund's prospectus.
•	Alger Portfolios
•	AllianceBernstein Variable Products Series Fund, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Century Variable Portfolios, Inc.
•	BlackRock Variable Series Funds, Inc.
•	Dreyfus
•	Dreyfus Investment Portfolios
•	Dreyfus Variable Investment Fund
•	Federated Insurance Series
•	Fidelity Variable Insurance Products Fund
•	Franklin Templeton Variable Insurance Products Trust
•	Invesco
•	Ivy Funds Variable Insurance Portfolios
•	Janus Aspen Series
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	The Universal Institutional Funds, Inc.
•	Van Eck VIP Trust
•	Wells Fargo Advantage Variable Trust
You can allocate your Policy's values to:
•	the Separate Account, which invests in the Portfolios listed on the next page; or
•	the Guaranteed Account, which credits a specified rate of interest.
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A prospectus for each of the Portfolios available through the Separate Account must accompany this prospectus. Read these documents before investing and save them for future reference.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.
The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. You should read your Policy along with this prospectus.
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Table of Contents (continued)
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Policy Benefits/Risks Summary
The Policy is an Individual Flexible Premium Adjustable Variable Life Insurance Policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums the Owner pays, the Policy fees and charges NLIC deducts, and the effect of any Policy transactions (such as transfers, withdrawal of excess Policy Account Value, and loans). NLIC does not guarantee any minimum Policy Account Value. The Owner could lose some or all of his or her money.
This summary describes the Policy's benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Definitions at the end of the prospectus define certain words and phrases used in this prospectus.
Policy Benefits
Death Benefit
Insurance Proceeds
NLIC pays Insurance Proceeds to the Beneficiary upon due proof of death of the Insured. The Insurance Proceeds equal the death benefit and any additional insurance provided by Rider less any Indebtedness and unpaid Monthly Deductions.
Death Benefit Option A and Option B
In the Application, the owner chose between two death benefit options under the Policy. NLIC will not issue the Policy until a death benefit option has been elected. NLIC calculates the amount available under each death benefit option as of the Insured's date of death.
Death Benefit Option A is equal to the greater of:
•	the Face Amount (which is the amount of insurance selected); or
•	the Policy Account Value multiplied by the applicable percentage listed in the table below.
Death Benefit Option B is equal to the greater of:
•	the Face Amount plus the Policy Account Value; or
•	the Policy Account Value multiplied by the applicable percentage listed in the table below.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%
For Attained Ages not shown, the percentages decrease pro rata for each full year.
Change in Death Benefit Option and Face Amount
After the first Policy Year and at least 12 months after any increase in Face Amount, an Owner may change death benefit options while the Policy is in force. Also, after the 1st Policy Year, an Owner may change the Face Amount subject to certain conditions. NLIC applies a charge for increases in Face Amount, and may apply a surrender charge and/or additional surrender charge for decreases in Face Amount. A change in death benefit option or Face Amount may have tax consequences.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, an Owner may receive accelerated payment of part of the death benefit if the Insured develops a terminal illness or, for Policies issued before April 9, 2001, or the date of state approval, if later, is permanently confined to a nursing care facility. NLIC will deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
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Long-Term Care Benefit
Under the Long-Term Care Benefit Riders, an Owner may receive periodic payments of a portion of the death benefit and a waiver of Monthly Deductions if the Insured becomes chronically ill. NLIC imposes a monthly charge with the election of any of these Riders. There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. Owners should consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Policy Cancellation, Surrender, and Partial Withdrawals
Policy Cancellation
When the Policy is received, a 10-day "free look" period begins. The Policy may be returned during this period for a refund. A Free Look Period, for the increase, also begins when a requested increase in Face Amount is issued.
Surrender
At any time while the Policy is in force, an Owner may make a written request, by submitting a Surrender form to the Service Center to Surrender the Policy and receive the Net Cash Surrender Value. A Surrender may have tax consequences.
Partial Withdrawal
After the first Policy Year, an Owner may make a Written Request to withdraw part of the Net Cash Surrender Value, subject to the following rules. Partial withdrawals may have tax consequences.
•	The request must be for at least $1,500.
•	For each partial withdrawal, NLIC deducts a $25 fee from the remaining Policy Account Value.
•	If death benefit Option A is in effect, NLIC will reduce the Face Amount by the amount of the partial withdrawal.
•	Unless specified otherwise, NLIC will deduct the requested partial withdrawal and partial withdrawal charge from the Subaccounts and the Guaranteed Account in proportion to the value in each account.
Transfers
The Owner may make transfers of the amounts in the Subaccounts and Guaranteed Account. If the Owner makes more than 12 transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred, see Transfers. NLIC may restrict the quantity and/or the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited to up to 25% of the Guaranteed Account Value. Transfers between and among the Subaccounts or into the Guaranteed Account are made as of the date NLIC receives the request at the Service Center. NLIC requires the minimum amount an Owner may transfer from a Subaccount or the Guaranteed Account is the lesser of $1,000 or the total value in the Subaccount or Guaranteed Account.
Loan Privilege
The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value. Policy loans will bear a maximum annual interest rate of 6% ("charged interest rate"), payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time while the Insured is alive and the Policy is in force. NLIC credits interest on amounts in the Loan Account ("earned interest rate") and guarantees that the annual earned interest rate will not be lower than 4%. NLIC currently credits an earned interest rate of 4% to amounts in the Loan Account until the 10th Policy Anniversary or Attained Age 60, whichever is later, and 5.75% annually thereafter. As collateral for the loan, NLIC transfers an amount equal to the loan (adjusted by the earned interest rate and the charged interest rate to the next Policy Anniversary) from the Separate Account and Guaranteed Account to the Loan Account on a pro rata basis, unless otherwise specified by the Owner.
Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences, see Tax Treatment of Policy Benefits.
Personalized Illustrations
Owners will receive personalized illustrations that reflect their own particular circumstances. These illustrations may help Owners to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy. They also may help Owners compare the Policy to other life insurance policies. These illustrations also show the value of premiums accumulated with interest and demonstrate that the Policy Account Value may be low
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(compared to the premiums paid plus accumulated interest) if an Owner surrenders the Policy in the early Policy Years. Therefore, an Owner should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.
Policy Risks
Investment Risk
Because the Owner invests Policy Account Value in one or more Subaccounts, he or she will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, NLIC deducts policy fees and charges from the Policy Account Value, which can significantly reduce the Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on the Policy Account Value. The Owner could lose everything he or she invests and the Policy could lapse without value, unless he or she pays additional premiums.
Frequent trading in the Subaccounts may dilute the value of Subaccount units, causing the Subaccount to incur higher transaction costs, and interfere with the Subaccount's ability to pursue its stated investment objective. This disruption to the Subaccount trading may result in lower investment performance and Policy Account Value. NLIC has instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions and short-term trading fees. While these procedures are expected to reduce the adverse effect of disruptive transfers, NLIC cannot assure that all risks have been eliminated.
If an Owner allocates Net Premiums to the Guaranteed Account, NLIC will credit the Policy Account Value (in the Guaranteed Account) with a declared rate of interest.  The Owner assumes the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
Risk of Increase in Current Fees and Charges
Certain fees and charges are currently assessed at less than their maximum levels. NLIC may increase these current charges in the future up to the guaranteed maximum levels. If fees and charges are increased, the Owner may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Risk of Lapse
If Net Cash Surrender Value is insufficient to pay the Monthly Deduction and other charges, the Policy may enter a 61-day Grace Period. NLIC will notify the Owner that the Policy will Lapse unless a sufficient payment is made during the Grace Period. The Policy may also Lapse if Indebtedness reduces the Net Cash Surrender Value to zero. The Policy generally will not Lapse: (1) during the first five Policy Years, or during the first eight Policy Years for Policies issued on or before July 31, 2005, if Premiums (less any Indebtedness and partial withdrawals) are paid in excess of the Minimum Guarantee Premium; (2) if the Owner purchased a Guaranteed Minimum Death Benefit Rider and meets certain conditions; or (3) if a payment equal to three Monthly Deductions is made before the end of the Grace Period. Subject to certain conditions, a lapsed Policy may be reinstated.
Tax Risks
This is a general description of the tax risks associated with the Policy as NLIC understands them. This is not a guarantee of the Policy's tax treatment and policy owners should discuss any particular questions or concerns with a tax advisor.
NLIC anticipates that a Policy will be deemed a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the Policy, particularly if the Owner of the Policy pays the full amount of premiums permitted under the Policy. An Owner of a Policy may adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should consult a tax advisor. In addition, if the Owner elects the Accelerated Death Benefit Rider or a Long-Term Care Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. The Owner should consult a tax advisor about these consequences.
Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply, see Federal Income Tax Considerations.
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Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the Policy. In addition, prior to age 59½ any such distributions generally will be subject to a 10% penalty tax, see Tax Treatment of Policy Benefits.
If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax, see Distributions from Policies Not Classified as Modified Endowment Contracts.
Withdrawal and Surrender Risks
The surrender charge under the Policy applies for 12 Policy Years after the Policy Date. An additional surrender charge will be applicable for 12 years from the date of any increase in the Face Amount. It is possible that the Owner will receive no Net Cash Surrender Value if the Policy is surrendered in the first few Policy Years. A prospective Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. A prospective Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Account Value in the near future. NLIC designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.
Even if the Owner does not ask to Surrender the Policy, surrender charges and additional surrender charges may play a role in determining whether the Policy will Lapse because surrender charges and additional surrender charges decrease the Net Cash Surrender Value, which is a measure NLIC uses to determine whether the Policy will enter a Grace Period, and may Lapse, see Risk of Lapse. Partial withdrawals are not permitted during the 1st Policy Year, and NLIC will reduce the Face Amount by the amount of the partial withdrawal if death benefit Option A is in effect.
A Surrender or partial withdrawal may have tax consequences.
Loan Risks
A Policy loan, whether or not repaid, will affect Policy Account Value over time because NLIC subtracts the amount of the loan from the Subaccounts as collateral and holds it in NLIC's General Account. This loan collateral does not participate in the investment performance of the Subaccounts. NLIC reduces the amount it pays on the death of the Insured by the amount of any outstanding Policy loans and accrued interest. A loan may have tax consequences. In addition, if a Policy which is not a Modified Endowment Contract is surrendered or lapses while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount received and taxed accordingly.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
Fee Table
The following tables describe the fees and expenses that an Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Account Value among the Subaccounts.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge Imposed on Premiums (Premium Expense Charge):
Premium Tax Charge[1]	Upon receipt of each premium payment	0-4% of each premium payment depending on Insured's state of residence	0-4% of each premium payment, depending on Insured's state of residence
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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Percent of Premium Charge	Upon receipt of each premium payment	3% of premium payments	1.5% of premium payments
Maximum Deferred Surrender Charge:
Deferred Sales Charge[2]	Upon surrender, lapse, or decrease in Face Amount during the first 12 Policy Years	The lesser of: (1) 35% of all Premiums paid to the date of Surrender or Lapse, or (2) during Policy Years 1-6, 70% of the Target Premium for the Initial Face Amount	The lesser of: (1) 35% of all Premiums paid to the date of Surrender or Lapse, or (2) during Policy Years 1-6, 70% of the Target Premium[3] for the Initial Face Amount
Deferred Administrative Charge[4]	Upon surrender, lapse, or decrease in Face Amount during the first 12 Policy Years	During Policy Years 1-6, $4.90 per $1,000 of Face Amount	During Policy Years 1-6, $4.90 per $1,000 of Face Amount
Maximum Deferred Additional Surrender Charge:
Additional Deferred Sales Charge[5]	Upon surrender, lapse, or decrease in Face Amount during the first 12 years following an increase in Face Amount	The lesser of: (1) 35% of Premiums allocated to the increase in Face Amount, or (2) during the first six years following the effective date of the increase in Face Amount, 70% of the Target Premium for each increase in Face Amount	The lesser of: (1) 35% of Premiums allocated to the increase in Face Amount, or (2) during the first six years following the effective date of the increase in Face Amount, 70% of the Target Premium for each increase in Face Amount
Additional Deferred Administrative Charge[6]	Upon surrender, lapse, or decrease in Face Amount during the first 12 years following an increase in Face Amount	During the first six years following the effective date of each increase in Face Amount, $4.90 per $1,000 for each increase in Face Amount	During the first six years following the effective date of each increase in Face Amount, $4.90 per $1,000 for each increase in Face Amount
Face Amount Increase Charge[7]	Upon increase in Face Amount	$60.00 plus $3.00 per $1,000 of Face Amount increase	$0.00
Other Withdrawal/Surrender Fees	Upon partial withdrawal	$25 per withdrawal	$25 per withdrawal
Transfer Fees[8]	Upon transfer	$25 per transfer	$25 per transfer
Short-Term Trading Fee[9]	Upon transfer of Subaccount value out of a Subaccount within 60 days after allocation to that Subaccount	1% of the amount transferred from the Subaccount within 60 days of allocation to that Subaccount	1% of the amount transferred from the Subaccount within 60 days of allocation to that Subaccount
Accelerated Death Benefit Rider	At the time the accelerated death benefit is paid	$250	$100
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The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance:[10] Minimum and Maximum Charge	On Policy Date and monthly on Policy Processing Day	$0.06 - $420.82 per $1,000 of Net Amount at Risk[11] per month	$0.04 - $148.28 per $1,000 of net amount at risk per month during Policy Years 1-15
Charge for a male Insured, Attained Age 39, in the nonsmoker Premium Class	On Policy Date and monthly on Policy Processing Day	$0.18 per $1,000 of net amount risk per month	$0.17 per $1,000 of net amount at risk per month
Initial Administrative Charge[12]	On Policy Date and monthly on Policy Processing Day	$5	$5
Monthly Administrative Charge	On Policy Date and monthly on Policy Processing Day	$12	$11.00 [13]
Mortality and Expense Risk Charge[14]	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount in which the owner is invested	Annual rate of 0.75% of the average daily net assets of each Subaccount in which the owner is invested
Loan Interest Charge[15]	On Policy Anniversary or earlier, as applicable[16]	Annual rate of 6.00% of the loan amount	Annual rate of 6.00% of the loan amount

Periodic Charges For Riders
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Charges:[17]
Additional Insurance Benefit Rider: Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	$0.09 - $420.82 per $1,000 of Rider coverage amount per month	$0.02 - $115.10 per $1,000 of Rider coverage amount per month
Charge for a male Insured, Attained Age 44, in the nonsmoker Premium Class	On Rider Policy Date and monthly on Policy Processing Day	$0.26 per $1,000 of Rider coverage amount per month	$0.10 per $1,000 of Rider coverage amount per month
Change of Insured Rider	N/A	None	None
Children's Term Insurance Rider	On rider policy date and monthly on Policy Processing Day	$0.52 per $1,000 of rider coverage amount per month	$0.52 per $1,000 of rider coverage amount per month
Convertible Term Life Insurance Rider: Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	$0.09 - $420.82 per $1,000 of Rider coverage amount per month	$0.06 - $113.17 per $1,000 of Rider coverage amount per month
Charge for a female Insured, Attained Age 39, in the nonsmoker Premium Class	On Rider Policy Date and monthly on Policy Processing Day	$0.16 per $1,000 of Rider coverage amount per month	$0.11 per $1,000 of Rider coverage amount per month
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Periodic Charges For Riders
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Disability Waiver Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	$0.01 - $1.76 per $1,000 Net Amount at Risk per month	$0.01 - $1.76 per $1,000 Net Amount at Risk per month
Charge for an Insured, Attained Age 39	On rider policy date and monthly on Policy Processing Day	$0.01 per $1,000 Net Amount at Risk per month	$0.01 per $1,000 Net Amount at Risk per month
Disability Waiver of Premium Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	2% - 23.2% of the monthly benefit amount per month	2% - 23.2% of the monthly benefit amount per month
Charge for an Insured, Issue Age 32	On rider policy date and monthly on Policy Processing Day	2.8% of the monthly benefit amount per month	2.8% of the monthly benefit amount per month
Final Policy Date Extension Rider	N/A	None	None
Guaranteed Minimum Death Benefit Rider	On Rider Policy Date and monthly on Policy Processing Day	$0.01 per $1,000 of Face Amount per month	$0.01 per $1,000 of Face Amount per month
Long-Term Care Benefit Riders:
1. Long-Term Care Acceleration Benefit Rider[18] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.02 [19] - $3.24[20] per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55 with a 4% Acceleration Benefit Rider	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.20 per $1,000 of Net Amount at Risk per month
2. Long-Term Care Waiver Benefit Rider[21] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 - $3.47 per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 per $1,000 Net Amount at Risk per month
3. Long-Term Care Extended Insurance Benefit Rider[22] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 [23] - $8.72[24] per $1,000 of rider coverage amount per month
Charge for a male Insured, Issue Age 55 with a 4% Extended Insurance Benefit Rider, assuming no inflation or nonforfeiture protection (as described in the Rider), and assuming lifetime payments	On Rider Policy Date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.28 per $1,000 of Rider coverage amount per month
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy's Data Pages for information about specific charges of the policy.
1.	NLIC does not deduct a premium tax charge in jurisdictions that impose no premium tax. Kentucky imposes an additional city premium tax that applies only to first year premium. This tax varies by municipality and is no greater than 12%.
2.	Beginning in year 7, the deferred sales charge decreases each Policy Year to 0% after the 12th Policy Year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
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3.	The Target Premium varies based on the Insured's Issue Age, sex, Premium Class, and initial Face Amount (or increase in Face Amount). The maximum Target Premium for any Policy is $54 per $1,000 of Face Amount.
4.	Beginning in year 7, the deferred administrative charge decreases each Policy Year to $0 after the 12th Policy Year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
5.	Beginning in the 7th year following an increase in Face Amount, the additional deferred sales charge decreases each year to 0% after the 12th year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
6.	Beginning in the 7th year following an increase in Face Amount, the additional deferred administrative charge decreases each year to $0 after the 12th year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
7.	The $0.00 current charge applies to increases made on or after July 25, 2007, for all policies. NLIC may begin taking a current charge again at any time on a prospective basis for face amount increase.
8.	NLIC does not assess a transfer charge for the first 12 transfers each Policy Year.
9.	The Short-Term Trading Fee is only assessed in connection with those Portfolios that assess a redemption fee to the Variable Account. Sub-Accounts that may assess a Short-Term Trading Fee are identified in the Appendix A: Portfolio Information section of this prospectus.
10.	Cost of insurance charges vary based on the Insured's Attained Age, sex, Premium Class, Policy Year, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges the owner will pay. The Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to the Policy, and more detailed information concerning cost of insurance charges is available on request from the Service Center. Also, before purchasing the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested.
11.	The net amount at risk is equal to the death benefit on the Policy Processing Day minus the Policy Account Value on the Policy Processing Day.
12.	NLIC only deducts the initial administrative charge on the first 12 Policy Processing Days.
13.	Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the Current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York.
14.	The mortality and expense risk charge may be offset by the Special Policy Account Value Credit, which is an amount added to the Policy Account Value in the Subaccounts under certain conditions, see Policy Account Values.
15.	The maximum guaranteed net cost of loans is 2.00% annually (e.g., the difference between the amount of interest NLIC charges for a loan [6.00% annually] and the amount of interest NLIC credits to the Loan Account [guaranteed not be lower than 4.00% annually]). After offsetting the 5.75% interest NLIC currently credits to the Loan Account after the first 10 policy Years or until Attained Age 60, whichever is later, the net cost of loans is 0.25% annually.
16.	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, Lapse, Surrender, Policy termination, or the Insured's death.
17.	Charges for the Additional Insurance Benefit Rider, Convertible Term Rider, Disability Waiver Benefit Rider, Disability Waiver of Premium Benefit Rider, and Long-Term Care Benefit Riders may vary based on the Insured's Issue or Attained Age, sex, Premium Class, Policy Year, Face Amount, and net amount at risk. Charges based on Attained Age may increase as the Insured ages. The Rider charges shown in the table may not be typical of the charges the owner will pay. The Policy's specifications page will indicate the Rider charges applicable to the Policy, and more detailed information concerning these Rider charges is available on request from the Service Center. Also, before purchasing the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested.
18.	NLIC may increase the rates for the Long-Term Care Acceleration Benefit Rider charge on a class basis. NLIC waives this Rider's charge during the time NLIC pay benefits under the Rider.
19.	Based on the selection of the 2% Long-Term Care Acceleration Benefit Rider.
20.	Based on the selection of the 4% Long-Term Care Acceleration Benefit Rider.
21.	NLIC may increase the rates for the Long-Term Care Waiver Benefit Rider charge on a class basis.
22.	We may increase the rates for the Long-Term Care Extended Insurance Benefit Rider charge on a class basis. We waive this Rider's charge during the time we pay benefits under the Rider.
23.	Based on the selection of the 2% Long-Term Care Extended Insurance Benefit Rider, without inflation or nonforfeiture protection (as described in the Rider), and with a fixed extension period.
24.	Based on the selection of the 4% Long-Term Care Extended Insurance Benefit Rider, with inflation and nonforfeiture protection (as described in the Rider), and with a lifetime extension period.
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The following table shows the minimum and maximum Total Annual Portfolio Operating Expenses, as of December 31, 2012, that an Owner will pay periodically during the time that he or she owns the Policy. The table does not reflect Short-Term Trading Fees. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.28%	2.25%
The minimum and maximum Portfolio operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some Portfolios. Therefore, actual expenses could be lower. Refer to the Portfolio prospectuses for specific expense information.
The Policy
Purchasing a Policy
To purchase a Policy, a prospective owner must submit a completed Application and an initial Premium to the Service Center through any licensed life insurance agent who is appointed by NLIC and who is also a registered representative. If the Application and/or initial Premium is submitted to the agent, NLIC will not begin processing the purchase order until the Application and initial Premium are received from the agent's broker-dealer. This prospectus discloses all material provisions of the Policy. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations.
The minimum Initial Face Amount is $50,000 for all Premium Classes except preferred, and $100,000 for the preferred Premium Class. NLIC reserves the right to modify the minimum Face Amount on a prospective basis to newly issued Policies at any time.
Generally, the Policy is available for Insureds between Issue Ages one through 85. NLIC can provide prospective owners with details as to the NLIC underwriting standards upon application for a policy. The benefits described in the policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our NLIC's underwriting and approval. NLIC reserves the right to reject any application for any reason permitted by law. Additionally, NLIC reserves the right to modify underwriting standards on a prospective basis to newly issued policies at any time.
To the extent permitted by law, Policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors, except as may be provided by assignment.
It is important to remember the portion of any amounts allocated to the general account and any guaranteed benefits NLIC may provide under the policy exceeding the value of amounts held in the separate account are subject to NLIC's claims paying ability.
In order to comply with the USA Patriot Act and rules promulgated thereunder, NLIC has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Replacement of Existing Insurance
It may not be in the best interest of the policy owner to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Prospective policy owners should compare existing insurance and the Policy carefully. Prospective owners should replace existing insurance only when it is determined that the Policy is better for him or her. Policy owners may have to pay a surrender charge on existing insurance, and the Policy will impose a new surrender charge period. Consult a financial professional or tax advisor to make sure the exchange will be tax-free. Surrendering the existing policy for cash and then buying the Policy may result in payment of a tax, including possibly a penalty tax, on the Surrender. Because NLIC will not issue the Policy until an initial Premium has been received from the owner's existing insurance company, the issuance of the Policy may be delayed.
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When Insurance Coverage Takes Effect
NLIC will issue the Policy only if the underwriting process has been completed, the Application has been approved, and the proposed Insured is alive and in the same condition of health as described in the Application. However, full insurance coverage under the Policy will take effect only if the Minimum Initial Premium also has been paid. NLIC begins to deduct monthly charges from the Policy Account Value on the Policy Issue Date.
NLIC may provide temporary insurance coverage before full insurance coverage takes effect, subject to underwriting rules and Policy conditions. The amount of temporary insurance coverage NLIC provides may be less than the amount of full insurance coverage the owner later receives. If temporary insurance does not take effect, then no insurance shall take effect unless and until: (1) the underwriting process has been completed; (2) the Application has been approved; (3) the Minimum Initial Premium has been paid; and (4) there has been no change in the insurability of any proposed Insured since the date of Application.
Canceling a Policy (Free Look Right)
Initial Free Look
For a limited time, commonly referred to as the "free look" period, the policy may be cancelled for a refund. The free look period expires 10 days after the owner receives the policy, or longer if required by state law.
If an owner decides to cancel the policy during the free look period, he or she should return the policy to the sales representative who sold it or return it to the Service Center along with a written cancellation request. If returned by U.S. mail, the written request must be post-marked by the last day of the free look period. If returned by means other than U.S. mail, the written request must be received by the last day of the free look period. If the Policy was not post-marked, or if it is not received at the Service Center by the close of business on the date the free look period expires, the owner will not be permitted to cancel the Policy free of charge. If the Policy is canceled, NLIC will treat the Policy as if it was never issued.
Within seven days of a cancellation request, NLIC will refund the amount prescribed by law. Depending upon the law in the state you live in, the amount refunded will be the Policy Account Value or, in certain states, the greater of the initial Premium payment or the Policy Account Value.
If the Policy was issued in a state that requires NLIC to refund the initial Premium payment, NLIC will allocate initial Net Premium to the fixed accounts as instructed, but hold all of the initial Net Premium designated to be allocated to the Subaccounts in the available money market Subaccount until the free look period expires. At the expiration of the free look period, NLIC will transfer the variable account Policy Account Value to the Subaccounts based on the allocation instructions in effect at the time of the transfer.
If the policy was issued in a state or territory that requires refund of the Policy Account Value, NLIC will allocate all of the initial Net Premium to the designated Subaccounts and fixed accounts based upon the allocation instructions in effect at that time, at the price next determined.
Free Look for Increase in Face Amount
A Free Look Period also begins if the owner requests an increase in Face Amount. The owner may cancel an increase in Face Amount until 10 days after he or she receives the new Policy schedule pages reflecting the increase. This period will be longer if required by state law. If the owner exercises this right, all Monthly Deductions attributable to the increase plus the Face Amount increase charge will be credited to the Subaccounts and the Guaranteed Account in the same proportion as they were deducted, unless he or she requests a refund of this amount.
Ownership and Beneficiary Rights
The Policy belongs to the owner named in the Application. While the Insured is living, the owner may exercise all of the rights and options described in the Policy. The owner is the Insured unless the Application specifies a different person as the Insured or the owner is changed thereafter. If the owner is not the Insured and dies before the Insured, ownership of the Policy will pass to the owner's estate, unless a contingent owner has been designated. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). The principal rights of the owner include selecting and changing the Beneficiary, changing the owner, and assigning the Policy. Changing the owner or assigning the Policy may result in tax consequences.
The principal right of the Beneficiary is the contingent right to receive the Insurance Proceeds under the Policy.
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Modifying the Policy
Any modification or waiver of NLIC's rights or requirements under the Policy must be in writing and signed by NLIC's president or a vice president. No agent may bind NLIC by making any promise not contained in the Policy.
Upon notice, NLIC may modify the Policy:
•	to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law or regulation issued by a government agency to which the Policy, our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account's operation.
If NLIC modifies the Policy, NLIC will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, NLIC reserves the right to amend the provision to conform to these laws.
Other Policies
NLIC offers other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect Subaccount performance and Policy Account Value. To obtain more information about these other policies, owners should contact the Service Center or his or her agent.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the Final Policy Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Premiums
Minimum Initial Premium
No insurance will take effect until the Minimum Initial Premium is paid. The health and other conditions of the Insured described in the Application must not have changed during that time.
Premium Flexibility
On application for a Policy, a prospective owner will elect to pay Premiums on a quarterly, semiannual, or annual basis (planned periodic premiums). NLIC will then send a premium reminder notice as each payment becomes "due." However, the owner does not have to pay Premiums according to any schedule. The owner has flexibility to determine the frequency and the amount of the Premiums paid, and can change the planned periodic premium schedule at any time. If a Premium payment is submitted pursuant to a premium reminder notice, the address for payment will be enclosed with the notice. The owner may also send Premium payments to the Service Center, or send additional Premium payments by wire transfer. If the owner submits a Premium payment to his or her agent, NLIC will not begin processing the Premium until it is received it from the owner's agent's broker-dealer. In the event of an outstanding Policy loan, NLIC will credit all payments sent as loan repayments unless the policy owner provides Written Notice for the payments to be applied as Premium payments. For New York residents, NLIC will credit all payments sent as Premium payments unless provided Written Notice for the payments to be applied as loan repayments. The owner may also choose to have Premium payments automatically deducted monthly from his or her bank account or other source under the automatic payment plan. Payment of the planned periodic Premiums does not guarantee that the Policy will remain in force, see Policy Lapse and Reinstatement.
The owner may not pay any Premiums after the Policy's Final Policy Date. The owner may not pay Premiums less than $20, and NLIC reserves the right to increase this minimum to an amount not exceeding $500 upon 90 days Written Notice. NLIC has the right to limit or refund any Premium or portion of a Premium if:
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1.	the Premium would disqualify the Policy as a life insurance contract under the Code;
2.	the amount paid is less than the minimum dollar amount allowed (currently $20); or
3.	the Premium would increase the net amount at risk (unless NLIC is provided with satisfactory Evidence of Insurability).
The policy owner can stop paying Premiums at any time and the Policy will continue in force until the earlier of the Final Policy Date, or the date when either: (1) the Insured dies; (2) the Grace Period ends without a sufficient payment, see Policy Lapse and Reinstatement; or (3) NLIC receives Written Notice requesting a Surrender of the Policy.
Minimum Guaranteed Premium
The Minimum Guarantee Premium is the monthly premium amount necessary to guarantee insurance coverage during the first five Policy Years, or during the first eight Policy Years for policies issued on or before July 31, 2005. The Policy's specifications page will show a Minimum Guarantee Premium amount for the Policy, which is based on the Insured's Issue Age, sex, Premium Class, Face Amount, and Riders. The Minimum Guarantee Premium will increase if the owner increases the Face Amount or adds supplemental benefits to the Policy. The Minimum Guarantee Premium will decrease for any supplemental benefit the owner decreases or discontinues. The Minimum Guarantee Premium will not decrease if the owner decreases the Face Amount, see Death Benefit.
Premium Limitations
The Code provides for exclusion of the death benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a policy exceed these limits. NLIC has established procedures to monitor whether aggregate Premiums paid under a Policy exceed those limits. If a Premium is paid which would result in total Premiums exceeding these limits, NLIC will accept only that portion of the Premium that would make total Premiums equal the maximum amount that may be paid under the Policy. NLIC will send notification of available options with regard to the excess Premium. If a satisfactory arrangement is not made, NLIC will refund this excess. If total Premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's death benefit over the Policy's cash surrender value (i.e., the Policy Account Value less any surrender charges or additional surrender charges) should still be excludable from gross income.
The maximum premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum premium limitations.
Refund of Excess Premium for Modified Endowment Contracts
At the time a Premium is credited which would cause the Policy to become a MEC, NLIC will notify the owner that the Policy will become a MEC unless a refund of the excess Premium is requested within 30 days after receiving the notice. If a refund is requested, NLIC will deduct the Policy Account Value attributable to the excess Premium, including any interest or earnings on the excess Premium, from the Subaccounts and/or the Guaranteed Account in the same proportion as the Premium was initially allocated to the Subaccounts and/or the Guaranteed Account. The excess Premium paid, including any interest or earnings on the excess Premium, will be returned, see Federal Tax Considerations.
Tax-Free Exchanges (1035 Exchanges)
NLIC may accept as part of initial Premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Consult a tax advisor to discuss the potential tax effects of such a transaction.
Allocating Premiums
When applying for a Policy, prospective owners must instruct NLIC in the Application to allocate Net Premium to one or more Subaccounts of the Separate Account and/or to the Guaranteed Account according to the following rules:
•	allocation percentages must be in whole numbers and the sum of the percentages must equal 100%;
•	NLIC will allocate the Net Premium as of the Valuation Day it is received at the Service Center according to the owner's current premium allocation instructions, unless otherwise specified; and
•	changes to the allocation instructions for additional Net Premiums without charge must be provided by Written Notice. Any change in allocation instructions will be effective on the Valuation Day NLIC records the change.
Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. Policy owners bear the entire investment risk for amounts allocated to the Subaccounts. The policy owner should periodically review his or her allocation schedule in light of market conditions and overall financial objectives.
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Delay in Allocation
Certain states require refund of all payments less any partial withdrawals and Indebtedness, in the event a policy owner cancels the Policy during the Free Look Period, see Canceling a Policy (Free Look Right). In those states, any Premiums a policy owner requests be allocated to Subaccount(s) which are received at the Service Center within 15 days from the later of: (1) the Policy Issue Date; or (2) the date NLIC receives the Minimum Initial Premium will be allocated to the Money Market Subaccount. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the Application. NLIC invests all Net Premiums paid thereafter based on the allocation percentages then in effect.
Policy Account Values
Policy Account Value
The Policy Account Value serves as the starting point for calculating values under a Policy.
Policy Account Value:
•	equals the sum of all values in the Guaranteed Account, the Loan Account, and in each Subaccount;
•	is determined first on the Policy Date and then on each Valuation Day; and
•	has no guaranteed minimum amount and may be more or less than Premiums paid.
Policy Account Value varies from day to day, depending on the investment performance of the Subaccounts chosen, interest NLIC credits to the Guaranteed Account, charges deducted by NLIC, and any other transactions (e.g., transfers, partial withdrawals, and loans). NLIC does not guarantee a minimum Policy Account Value.
Net Cash Surrender Value
The Net Cash Surrender Value is the amount NLIC pays to the policy owner when the policy is Surrendered. NLIC determines the Net Cash Surrender Value at the end of the Valuation Period when the written Surrender request is received at the Service Center.
Net Cash Surrender Value at the end of any Valuation Day equals:
•	the Policy Account Value as of such date; minus
•	any surrender charge or additional surrender charge as of such date; minus
•	any outstanding Indebtedness.
Subaccount Value
At the end of any Valuation Period, the Subaccount value is equal to the number of units in the Subaccount multiplied by the unit value of that Subaccount.
The number of units in any Subaccount at the end of any Valuation Day equals:
•	the initial units purchased at the unit value on the Policy Issue Date; plus
•	units purchased with additional Net Premiums; plus
•	units purchased with Special Policy Account Value Credits, see Policy Account Values; plus
•	units purchased via transfers from another Subaccount, the Guaranteed Account, or the Loan Account; minus
•	units redeemed to pay for Monthly Deductions; minus
•	units redeemed to pay for partial withdrawals; minus
•	units redeemed as part of a transfer to another Subaccount, the Guaranteed Account, or the Loan Account.
Every time money is allocated or transfered to or from a Subaccount, NLIC converts that dollar amount into units. NLIC determines the number of units credited to, or subtracted from, the Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period in which the transaction request is received.
Unit Value
NLIC determines a unit value for each Subaccount to reflect how investment performance affects the Policy Account Value. Unit values will vary among Subaccounts. The unit value may increase or decrease from one Valuation Period to the next.
The unit value of any Subaccount at the end of any Valuation Day equals:
•	the unit value of the Subaccount on the immediately preceding Valuation Day; multiplied by
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•	the net investment factor for that Subaccount on that Valuation Day.
The net investment factor:
•	measures the investment performance of a Subaccount from one Valuation Period to the next;
•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and
•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the mortality and expense risk charge.
Guaranteed Account Value
On the Policy Issue Date, the Guaranteed Account value is equal to the Net Premiums allocated to the Guaranteed Account, less the portion of the first Monthly Deduction taken from the Guaranteed Account.
The Guaranteed Account value at the end of any Valuation Day is equal to:
•	the Net Premium(s) allocated to the Guaranteed Account; plus
•	any amounts transferred to the Guaranteed Account (including amounts transferred from the Loan Account); plus
•	interest credited to the Guaranteed Account; minus
•	amounts deducted to pay for Monthly Deductions; minus
•	amounts withdrawn from the Guaranteed Account; minus
•	amounts transferred from the Guaranteed Account to a Subaccount or to the Loan Account.
Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows:
•	for amounts in the Guaranteed Account for the entire Policy month, interest will be credited from the beginning to the end of the Policy month;
•	for amounts allocated to the Guaranteed Account during the prior Policy month, interest will be credited from the date the Net Premium or loan repayment is allocated to the end of the Policy month;
•	for amounts transferred to the Guaranteed Account during the prior Policy month, interest will be credited from the date of the transfer to the end of the Policy month;
•	for amounts deducted or withdrawn from the Guaranteed Account during the prior Policy month, interest will be credited from the beginning of the prior Policy month to the date of deduction or withdrawal.
Special Policy Account Value Credit
The Special Policy Account Value Credit is an amount added to the Policy Account Value in the Subaccounts on each Policy Processing Day, either: (1) after the Policy has been in force for at least 15 years; or (2) when the Policy Account Value less the Loan Account value equals or exceeds $100,000.
Special Policy Account Value Credit is equal to 0.03% (0.36% annually) multiplied by the Policy Account Value in the Subaccounts.
The Special Policy Account Value Credit is intended to offset a portion of the mortality and expense risk charge.
Death Benefit
Insurance Proceeds
As long as the Policy is in force, NLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of satisfactory proof of the Insured's death. NLIC may require the owner to return the Policy. NLIC will pay the Insurance Proceeds in a lump sum or under a settlement option. If the Beneficiary dies before the Insured, NLIC will pay the Insurance Proceeds in a lump sum to the Insured's estate, see Death Benefit.
Insurance Proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by Rider; minus
•	any unpaid Monthly Deductions; minus
•	any outstanding Indebtedness.
If all or part of the Insurance Proceeds are paid in one sum, NLIC will pay interest on this sum at the annual rate of 3% or any higher rate as required by applicable state law from the date of the Insured's death to the date of payment.
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An increase in the Face Amount will increase the death benefit, and a decrease in the Face Amount will decrease the death benefit.
NLIC may further adjust the amount of the Insurance Proceeds under certain circumstances.
Death Benefit Options
In the Application, the owner may choose between two death benefit options: Option A and Option B. NLIC calculates the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Net Cash Surrender Value, see Policy Lapse and Reinstatement.
The death benefit under Option A is the greater of:
•	the Face Amount; or
•	the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death) multiplied by the applicable percentage listed in the following table.
The death benefit under Option B is the greater of:
•	the Face Amount plus the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death); or
•	the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death) multiplied by the applicable percentage listed in the following table.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%
For Attained Ages not shown, the percentages decrease pro rata for each full year.
Which Death Benefit Option to Choose
If the owner prefers to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, the owner should choose Option B. If the owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have Premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the owner should choose Option A.
The amount of the death benefit may vary with the Policy Account Value.
•	under Option A, the death benefit will vary with the Policy Account Value whenever the Policy Account Value multiplied by the applicable percentage is greater than the Face Amount.
•	under Option B, the death benefit will always vary with the Policy Account Value.
Changing Death Benefit Options
After the first Policy Year or 12 months after a Face Amount increase, the owner may change death benefit options without Evidence of Insurability and with no additional charge while the Policy is in force. Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, NLIC will not permit any change that would result in the Policy being disqualified as a life insurance contract under Section 7702 of the Code. Consult a tax advisor before changing death benefit options.
Changing the Face Amount
The owner selects the Face Amount when on application for the Policy. After the 1st Policy Year, the owner may change the Face Amount subject to the following conditions. NLIC may require return of the Policy to make a change. NLIC will not permit any change that would result in the Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Face Amount may have tax consequences. Consult a tax advisor.
Increasing the Face Amount
•	the owner may increase the Face Amount by submitting a written Application and providing satisfactory Evidence of Insurability to the Service Center.
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•	on the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the charge for the increase. If not, the increase will not occur until sufficient additional Premium is paid to increase the Net Cash Surrender Value. An increase will be effective on the Policy Processing Day on or next following the date NLIC approves your Application, provided any necessary Premium has been received to make the change.
•	NLIC applies a Face Amount increase charge. Further, each increase in Face Amount will begin a 12-year period during which additional surrender charges will apply if the policy is Surrendered.
•	the minimum increase is $25,000. The Face Amount may not be increased after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period.
•	increasing the Face Amount during the first five Policy Years or during the first eight Policy Years for policies issued on or before July 31, 2005 or purchasing the Guaranteed Minimum Death Benefit Rider will increase the Minimum Guarantee Premium.
•	the total net amount at risk will be affected, which will increase the monthly cost of insurance charges. A different cost of insurance charge may apply to the increase in Face Amount, based on the Insured's circumstances at the time of the increase.
Decreasing the Face Amount
•	the owner must submit a Written Request to decrease the Face Amount, but he or she may not decrease the Face Amount below the minimum Initial Face Amount. The decrease must be for at least $25,000. A decrease is not allowed for 12 months following an increase in Face Amount.
•	any decrease will be effective on the Policy Processing Day on or next following the date NLIC approves the request.
•	decreasing the Face Amount may result in a surrender charge or additional surrender charge, which will reduce Policy Account Value.
•	a decrease in Face Amount generally will decrease the net amount at risk, which, in turn, will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge and any surrender charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.
•	NLIC will not allow a decrease in Face Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.
•	decreasing the Face Amount will not affect the Minimum Guarantee Premium, unless the owner has elected the Guaranteed Minimum Death Benefit Rider.
Settlement Options
There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available upon request from the Service Center.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, the owner may receive an accelerated payment of part of the Policy's death benefit in the form of a Policy loan when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Policies issued before April 9, 2001, or the date of state approval, if later, accelerated payments of part of the Policy's Death Benefit also may be payable if the Insured either developed a terminal illness or has been confined to a nursing care facility for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life.
There is no additional or recurring charge for this Rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding policy loan and on the Death Benefit lien. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
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Long-Term Care Benefits
NLIC offers three Long-Term Care Benefit Riders under the Policy: the Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider"), the Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider"), and the Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider"). If the owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider is also added. The owner may also add the LTC Extended Rider. The owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.
Under these Riders, the owner may receive periodic payments of a portion of the death benefit if the Insured becomes "chronically ill" so that the Insured:
•	is unable to perform at least two activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity; or
•	requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.
The Long-Term Care Benefit Riders also provide for the payment of monthly Premiums (equal on an annual basis to the minimum annual premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date, as well as a residual death benefit.
Additionally, these Riders provide for periodic reimbursements of expenses incurred for qualified long-term care services following the full payment of the acceleration death benefit.
Each of the Long-Term Care Benefit Riders imposes a monthly charge on either the net amount at risk under the Policy or the coverage amount of the Rider. Depending on the Rider, the charge may be at a rate that varies based on the Attained Age and sex of the Insured and increases annually as the Insured ages, or may be level for the duration of the Rider and based on the Attained Age of the Insured when the Rider is issued. If the owner increases the Rider coverage amount, a new charge, based on the Attained Age of the Insured at that time, may apply to the increase. NLIC may increase the rates for these charges on a specific class or classes of Policies. Once NLIC begins to pay benefits, NLIC waive the charge under certain of the Riders until the Insured no longer qualifies for Rider benefits and is not chronically ill.
There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. NLIC believes that benefits payable under the LTC Acceleration Rider and the LTC Extended Rider should be excludable from gross income under the Code. The exclusion of the LTC Acceleration Rider and the LTC Extended Rider benefit payments from taxable income, however, is contingent on each Rider meeting specific requirements under the Code. While guidance is limited, NLIC believse that the LTC Acceleration and the LTC Extended Riders should each satisfy these requirements.
The owner will be deemed to have received a distribution for tax purposes each time a deduction is made from the Policy Account Value to pay charges for the LTC Acceleration Rider or the LTC Extended Rider. The distribution generally will be taxed in the same manner as any other distribution under the Policy. In addition, the implications to the Policy's continued qualification as a life insurance contract for federal tax purposes due to any reductions in death benefits under the Policy resulting from a benefit payment under the LTC Acceleration Rider are unclear. Consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Surrenders and Partial Withdrawals
Surrenders
The owner may request to Surrender the Policy for its Net Cash Surrender Value as calculated at the end of the Valuation Day when NLIC receives the request, subject to the following conditions:
•	The owner must complete and sign a surrender form and send it to the Service Center. The owner may obtain the surrender form by calling (800) 688-5177.
•	the Insured must be alive and the Policy must be in force when the request is made, and the request must be made before the Final Policy Date. NLIC may require return of the Policy.
•	if the Policy is Surrendered during the first 12 Policy Years (or during the first 12 years after an increase in the Face Amount), the owner will incur a surrender charge, see Charges and Deductions.
•	Once the Policy is Surrendered, all coverage and other benefits under it cease and cannot be reinstated.
•	NLIC generally will pay the Net Cash Surrender Value to you in a lump sum within seven days after NLIC receives your completed, signed surrender form unless the owner requests other arrangements. NLIC may postpone payment of Surrenders under certain conditions.
A Surrender may have tax consequences, see Federal Tax Considerations.
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Policy Restoration after a Surrender
Prior to the Insured's death, NLIC will permit restoration of a surrendered policy pursuant to the established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges.
For additional information and a description of our current policy restoration requirements and procedures see the Policy Restoration Procedure section of the Statement of Additional Information to this prospectus or contact the Service Center. The Statement of Additional Information is available free of charge and can be obtained using the Service Center contact information on the front page of this prospectus.
Partial Withdrawals
After the first Policy Year, the owner may make a Written Request to withdraw part of the Net Cash Surrender Value subject to certain conditions. NLIC will process each partial withdrawal at the unit values next determined after receipt the request. NLIC generally will pay a partial withdrawal request within seven days after the Valuation Day, on which NLIC receives the request. NLIC may postpone payment of partial withdrawals under certain conditions.
Rules for Partial Withdrawals
•	the request must be for at least $1,500.
•	for each partial withdrawal, NLIC deducts a $25 fee from the remaining Policy Account Value, see Charges and Deductions.
•	the Insured must be alive and the Policy must be in force when the request is made, and this request must be made before the Final Policy Date.
•	The owner can specify the Subaccount(s) from which to make the partial withdrawal but may not specify that the partial withdrawal be deducted from the Guaranteed Account. If no specification is made, NLIC will deduct the amount (including any fee) from the Subaccounts and the Guaranteed Account on a pro rata basis (that is, based on the proportion that each Subaccount value and the Guaranteed Account value bears to the unloaned Policy Account Value).
•	No partial withdrawals may be taken if, or to the extent that, the partial withdrawal would reduce the Face Amount below the minimum Face Amount.
Effect of Partial Withdrawals
•	a partial withdrawal can affect the Face Amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge, see Charges and Deductions.
•	if death benefit Option A is in effect, NLIC will reduce the Face Amount by the amount of the partial withdrawal (including the partial withdrawal charge). Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the next most recent increases in succession, and lastly, the Initial Face Amount.
•	if the owner purchased an Additional Insurance Benefit Rider, partial withdrawals first decrease the Policy's Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) and then the Rider coverage amount.
•	if a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, NLIC will not allow the partial withdrawal.
A partial withdrawal may have tax consequences, see Federal Tax Considerations.
Transfers
The owner may make transfers between and among the Subaccounts and the Guaranteed Account. NLIC determines the amount available for transfers at the end of the Valuation Period when the request is received. The following features apply to transfers under the Policy:
•	The minimum transfer is $1,000, or the total value in the Subaccount or Guaranteed Account, if less.
•	NLIC deducts a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Some transfers do not count as transfers for the purpose of assessing the transfer charge, see Transfers from the Guaranteed Account.
•	NLIC may restrict the quantity and/or the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners, see Disruptive Trading.
•	NLIC considers each telephone, fax, email, or Written Request to be a single transfer, regardless of the number of Subaccounts (or Guaranteed Account) involved.
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•	NLIC processes transfers based on unit values determined at the end of the Valuation Day when the transfer request is received at the Service Center. The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange (usually 4:00 pm, EST), which coincides with the end of each Valuation Period. Therefore, NLIC will process any transfer request received after the close of the regular business session of the New York Stock Exchange, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the New York Stock Exchange.
Disruptive Trading
Neither the Policies nor the Portfolios are designed to support active trading strategies that require frequent movement between or among Subaccounts, sometimes referred to as market-timing, short-term trading, or disruptive trading. NLIC discourages, and will take action to deter, disruptive trading in the Policies because the frequent movement between or among Subaccounts may negatively impact other Policy Owners. Short-term trading can result in:
•	the dilution of the value of Policy Owners' interests in the Portfolio;
•	Portfolio managers taking actions that negatively impact performance (keeping a larger portion of the Portfolio's assets in cash or liquidating investments prematurely in order to support redemption requests); and
•	increased administrative costs due to frequent purchases and redemptions.
To protect Policy Owners from the negative impact of these practices, NLIC has implemented, or reserves the right to implement, several processes and restrictions aimed at eliminating the negative impact of disruptive trading strategies. NLIC cannot guarantee that these attempts to deter active trading strategies will be successful. If active trading strategies are not successfully deterred by NLIC's actions, the performance of the Subaccounts that are actively traded will be adversely impacted. Policy Owners remaining in the affected Subaccount will bear any resulting increased costs.
Redemption Fees
Some Portfolios assess a short-term trading fee in connection with transfers from a Subaccount that occur within 60 days after the date of the allocation to that Subaccount. The fee is assessed against the amount transferred and is paid to the Portfolio. Redemption fees compensate the Portfolio for any negative impact on fund performance resulting from short-term trading, see Short-Term Trading Fees.
U.S. Mail Restrictions
NLIC monitors transfer activity in order to identify those who may be engaged in disruptive trading practices. Transaction reports are produced and examined. Generally, a Policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of transfers in a given period. NLIC considers each telephone, fax, email, or written request to be a single transfer, regardless of the number of Subaccounts involved.
As a result of this monitoring process, NLIC may restrict the method of communication by which transfer orders will be accepted. In general, NLIC will adhere to the following guidelines:
Trading Behavior	Our Response
six or more transfers in one calendar quarter	NLIC will mail a letter to the Policy Owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfers exceed 11 in two consecutive calendar quarters or 20 in one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfers in two consecutive calendar quarters OR More than 20 transfers in one calendar year	NLIC will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
Each January 1st, NLIC will restart the monitoring, so that each Policy starts with zero transfers at the beginning of each calendar year, see Other Restrictions.
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Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple NLIC policies and/or contracts pursuant to trading authority granted or conveyed by multiple Policy Owners. NLIC will generally require these multi-contract advisors to submit all transfer requests via U.S. mail.
Other Restrictions
NLIC reserves the right to refuse or limit transfer requests, or take any other action deemed necessary, in order to protect Policy Owners, Payees, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners, or 3rd parties acting on their behalf. In particular, trading strategies designed to avoid or take advantage of NLIC's monitoring procedures, and other measures aimed at curbing harmful trading practices, that are determined by NLIC to constitute harmful trading practices, may be restricted. In the event a restriction NLIC imposes results in a transfer request being rejected, NLIC will notify the policy owner the transfer request has been rejected. If a short-term trading fee is assessed on the transfer, NLIC will provide the policy owner a confirmation of the amount of the fee assessed. Any restrictions that NLIC implements will be applied consistently and uniformly. Some transfers do not count as transfers for purposes of monitoring for disruptive trading, see Transfers of Policy Account Value.
Portfolio Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, NLIC is required to enter into written agreements with the Portfolios which allow them to:
1.	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of policy owners;
2.	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and
3.	instruct NLIC to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the Portfolio (whose policies may be more restrictive than NLIC's policies).
NLIC is required to provide such transaction information to the Portfolios upon their request. In addition, NLIC is required to restrict or prohibit further purchases or exchange requests upon instruction from the Portfolios. NLIC and any affected policy owner may not have advance notice of such instructions from a Portfolio to restrict or prohibit further purchases or exchange requests. If a Portfolio refuses to accept a purchase or exchange request submitted by NLIC, NLIC will keep any affected policy owner in their current Portfolio allocation.
Transfers from the Guaranteed Account
An owner may make one transfer out of the Guaranteed Account within 30 days prior to or following each Policy Anniversary. The amount transferred may not exceed 25% of the Guaranteed Account value. However, if the Guaranteed Account value is less than $1,000, the entire Guaranteed Account value may be transferred. If NLIC receives arequest for this transfer within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary. If this request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLIC receives the request at the Service Center.
Dollar Cost Averaging
The owner may elect to participate in a dollar cost averaging program in the Application or by completing an election form. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of Premium into the Subaccounts or Guaranteed Account over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount(s) or the guaranteed account. This allows the owner to potentially reduce the risk of investing most of his or her Premium into the Subaccounts at a time when prices are high. NLIC does not assure the success of this strategy. Success depends on market trends. NLIC cannot guarantee that dollar cost averaging will result in a profit or protect against loss. The owner should carefully consider his or her financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. There is no additional charge for dollar cost averaging. NLIC may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days Written Notice. Dollar cost averaging transfers do not count as transfers for purposes of assessing the transfer fee and do not count as transfers for purposes of monitoring for disruptive trading.
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Automatic Asset Rebalancing
NLIC also offers an automatic asset rebalancing program under which NLIC will automatically transfer amounts quarterly or annually to maintain a particular percentage allocation among the Subaccounts. Policy Account Value allocated to each Subaccount will grow or decline in value at different rates. The automatic asset rebalancing program automatically reallocates the Policy Account Value in the Subaccounts at the end of each quarterly or annual period to match the Policy's currently effective premium allocation schedule. The automatic asset rebalancing program will transfer Policy Account Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The automatic asset rebalancing program does not guarantee gains, nor does it assure that there will not be losses. Policy Account Value in the Guaranteed Account is not available for this program. There is no additional charge for the automatic asset rebalancing program. NLIC may modify, suspend, or discontinue the automatic asset rebalancing program at any time. Automatic asset rebalancing transfers do not count as transfers for purposes of assessing the transfer fee. However, automatic asset rebalancing transfers do count as transfers for purposes of monitoring for disruptive trading.
Additional Transfer Rights
Special Transfer Right
Once, at any time during the first two years following the Policy Issue Date, the owner may request a transfer of the entire amount in the Separate Account to the Guaranteed Account, and the allocation of all future Net Premiums to the Guaranteed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. NLIC will not assess any transfer or other charges in connection with the special transfer right, and this transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
Conversion Privilege for Increase in Face Amount
Once, at any time during the first two years following an increase in the Policy's Face Amount, the owner may exchange the amount of the increase for a fixed benefit permanent life insurance policy without Evidence of Insurability. Such an exchange may have tax consequences. Premiums under this new policy will be based on the rates in effect for the same sex, Attained Age, and Premium Class of the Insured on the effective date of the increase in the Face Amount. The new policy will have the same Face Amount and Policy Issue Date as the amount and effective date of the increase. NLIC will refund the expense charge for the increase and the Monthly Deductions for the increase made on each Policy Processing Day between the effective date of the increase to the date of conversion. NLIC will not assess any transfer charges in connection with this conversion privilege, and this transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
Change in Subaccount Investment Policy
If the investment policy of a Subaccount is materially changed, the owner may transfer the portion of the Policy Account Value in that Subaccount to another Subaccount or to the Guaranteed Account.
Loans
While the Policy is in force, the owner may submit a request to borrow money from NLIC using the Policy as the only collateral for the loan. The owner may increase his or her risk of Lapse if he or she takes a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.
Loan Conditions:
•	the minimum loan is $500.
•	the maximum loan is the Net Cash Surrender Value as of the date of the loan.
•	to secure the loan, NLIC will transfer an amount as collateral to the Loan Account. This amount is equal to the amount of the loan (adjusted by the guaranteed earned interest rate and the charged interest rate to the next Policy Anniversary). The owner may request that NLIC transfers this amount from specific Subaccounts. The owner may not request that NLIC transfer this amount from the Guaranteed Account. If no Subaccounts are specified, NLIC will transfer the loan from the Subaccounts and the Guaranteed Account on a pro rata basis based on the proportion that the values in the Subaccounts and Guaranteed Account bear to the unloaned Policy Account Value. Transfers to and from the Loan Account do not count as transfers for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
•	NLIC charges you 6% interest per year Charged Interest Rate on the loan.
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•	amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 4.0% (Earned Interest Rate). NLIC may credit the Loan Account with an interest rate different than the rate credited to Net Premiums allocated to the Guaranteed Account. NLIC currently credits 4% to amounts in the Loan Account until the 10th Policy Anniversary or Attained Age 60, whichever is later, and 5.75% annually thereafter. The tax consequences associated with loans taken from or secured by a Policy that is not a MEC are unclear when the interest earned on the loan is increased to 5.75%.
•	the owner may repay all or part of his or her Indebtedness at any time while the Insured is alive and the Policy is in force. Upon each loan repayment, NLIC will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding loan) from the Loan Account back to the Subaccounts and/or Guaranteed Account according to the pro rata basis upon which NLIC originally transferred the loan collateral from the Subaccounts and/or Guaranteed Account as described above. NLIC will allocate any repayment in excess of the amount of the outstanding loan to the Subaccounts and/or the Guaranteed Account based on the amount of interest due on the portion of the outstanding loan allocated to each such account.
•	while the loan is outstanding, NLIC will credit all payments sent as loan repayments unless provided Written Notice for the payments to be applied as Premium payments. New York residents: NLIC will credit all payments sent as Premium payments unless provided Written Notice for the payments to be applied as loan repayments.
•	a loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the death benefit. Loan amounts are not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. NLIC will deduct any Indebtedness from the Policy Account Value upon Surrender or from the Insurance Proceeds payable on the Insured's death.
•	if Indebtedness causes the Net Cash Surrender Value on a Policy Processing Day to be less than the Monthly Deduction due, the Policy will enter a Grace Period, see Policy Lapse and Reinstatement.
•	NLIC normally pays the amount of the loan within seven days after receipt of a loan request. NLIC may postpone payment of loans under certain conditions.
There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, a loan will be treated as a partial withdrawal for federal income tax purposes, see Policy Lapse and Reinstatement. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a Policy loan.
Contacting the Service Center
Written requests for transactions, information, paperwork or other services are accepted at NLIC's Service Center at P.O. Box 182928, Columbus, Ohio 43218-2928.
In addition to written requests, transfers, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right, and partial withdrawals (fax and email only) may be made based upon instructions given by telephone, fax, and email, provided the appropriate election has been made at the time of application or proper authorization is provided to NLIC. NLIC reserves the right to suspend telephone, fax, and email privileges at any time for any class of Policies, for any reason. Contact the Service Center for telephone requests at 1-800-688-5177 and at 1-888-677-7393 for fax requests.
NLIC will employ reasonable procedures to confirm that instructions communicated by telephone, fax, and email are genuine, and if NLIC follows such procedures, it will not be liable for any losses due to unauthorized or fraudulent instructions. NLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures NLIC will follow for telephone, fax, and email transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.
Telephone, fax, and email may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or NLIC's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although NLIC has taken precautions to help its systems handle heavy use, NLIC cannot promise complete reliability under all circumstances. If problems arise, the request should be made in writing to the Service Center.
If the Owner is provided a personal identification number ("PIN") in order to execute electronic transactions, the Owner should protect his or her PIN because self-service options will be available to the Owner's agent of record and to anyone who provides the Owner's PIN. NLIC will not be able to verify that the person providing instructions by telephone, fax, or email is the Owner or authorized by the Owner.
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Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order. Good order generally means that all necessary information to process the request is complete and in a form acceptable to NLIC. If a request is not in good order, NLIC will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. NLIC reserves the right to process any transaction request sent to a location other than the Service Center on the Valuation Period it is received at the Service Center.
Policy Lapse and Reinstatement
Lapse
The Policy may enter a 61-day Grace Period and possibly Lapse (terminate without value) if the Net Cash Surrender Value is not enough to pay the Monthly Deduction and other charges. If the owner has taken a loan, then the Policy also will enter a Grace Period (and possibly Lapse) whenever Indebtedness reduces the Net Cash Surrender Value to zero.
The Policy will not Lapse:
1.	during the first five Policy Years or during the first eight Policy Years for Policies issued on or before July 31, 2005, if paid Premiums, less any Indebtedness and partial withdrawals, are in excess of the Minimum Guarantee Premium;
2.	if the owner purchases a Guaranteed Minimum Death Benefit Rider and meet certain conditions; or
3.	if the owner makes a payment equal to three Monthly Deductions before the end of the Grace Period.
If the Policy enters a Grace Period, NLIC will mail a notice to the owner's last known address. The 61-day Grace Period begins on the date of the notice. The notice will indicate that the payment amount of three Monthly Deductions is required and will also indicate the final date by which NLIC must receive the payment to keep the Policy from Lapsing. If NLIC does not receive the specified minimum payment by the end of the Grace Period, all coverage under the Policy will terminate and the owner will receive no benefits. The owner may reinstate a Lapsed Policy if he or she meets certain requirements. If the Insured dies during the Grace Period, NLIC will pay the Insurance Proceeds.
Reinstatement
Unless the Policy has been surrendered, the owner may reinstate a Lapsed Policy at any time while the Insured is alive and within three years after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to the Service Center:
1.	a Written Notice requesting reinstatement;
2.	satisfactory evidence of Insurability; and
3.	payment of sufficient Premium to keep the Policy in force for at least three months following the date of reinstatement.
The effective date of reinstatement will be the first Policy Processing Day on or next following the date NLIC approves the Application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. Upon reinstatement, the Policy Account Value will be based upon the Premium paid to reinstate the Policy.
Nationwide Life Insurance Company
Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities, and retirement products. It is admitted to do business in all states, the District of Columbia, and Puerto Rico.
Nationwide is a member of the Nationwide group of companies. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies. The Companies were organized under Ohio law in December 1925 and 1933 respectively. The Companies engage in a general insurance and reinsurance business, except life insurance.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to
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NLICA, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Also, as a part of the sponsored demutualization, the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1 (the "Separate Account").
The Guaranteed Account
An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of NLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. NLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor NLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither NLIC's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts that are included in this prospectus are for prospective Owners' information and have not been reviewed by the SEC.
The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of NLIC's General Account, NLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to NLIC's general liabilities from business operations.
Minimum Guaranteed and Current Interest Rates
The Guaranteed Account value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. NLIC will credit the Guaranteed Account value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since NLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, NLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of NLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Subaccount, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method.
NLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).
Calculation of Guaranteed Account Value
The Guaranteed Account value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.
Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.
Surrenders and partial withdrawals from the Guaranteed Account may be delayed for up to six months, see Payment of Policy Benefits.
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Transfers from the Guaranteed Account
Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the request for such transfer is received within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLIC receives the request at its Service Center.
It is important to remember any guaranteed benefits or interest crediting associated with the Guaranteed Account is subject to our claims paying ability.
The Separate Account
The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies NLIC may issue. The Separate Account was originally established under Delaware law. Upon closure of the merger of NLICA into NLIC on December 31, 2009, the Separate Account became subject to, and will be operated in compliance with, Ohio law.
The assets of the Separate Account are owned by NLIC. However, these assets are held separate from other assets and are not part of NLIC's General Account. NLIC is obligated to pay all benefits under the Policies. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account are not chargeable with liabilities arising out of any other business that NLIC may conduct. NLIC may transfer to its General Account any assets of the Separate Account that exceed the reserves and Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of NLIC. NLIC may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.
The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "Separate Account" under federal securities laws. The Separate Account has Subaccounts which each invest exclusively in Portfolios of mutual funds. NLIC reserves the right to make structural and operational changes affecting the Separate Account, see Addition, Deletion, or Substitution of Investments.
NLIC does not guarantee any money that the Owner places in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. The Owner could lose some or all of his or her money.
The Funds
Each of the Funds offered in this Policy is registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each Subaccount depends on the investment performance of its corresponding Portfolio. For more detail about each Portfolio, refer to each Portfolio's prospectus and/or Appendix A: Portfolio Information.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and NLIC makes no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment advisor or manager, the same investment objectives and policies, and a very similar name.
Additional Information about the Funds and Portfolios
No one can assure that any Portfolio will achieve its stated objectives and policies.
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More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully and kept for future reference before any decision is made concerning the allocation of Net Premium or transfers of Policy Account Value among the Subaccounts.
NLIC (or an affiliate) may receive compensation from a Fund or its investment advisor or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by NLIC (or an affiliate). These percentages differ, and some Funds, advisors, or distributors (or affiliates) may pay NLIC (or an affiliate) more than others. NLIC also may receive 12b-1 fees.
Addition, Deletion, or Substitution of Investments
Where permitted by applicable law, NLIC reserves the right to make certain changes to the structure and operation of the Separate Account without the Owner's consent, including, among others, the right to:
1.	remove, combine, or add Subaccounts and make the new Subaccounts available to the Owner at NLIC's discretion;
2.	substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at NLIC's discretion;
3.	substitute or close Subaccounts to allocations of premiums or Policy Account Value, or both, and to existing investments or the investment of future premiums, or both, at any time in NLIC's discretion;
4.	transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;
5.	combine the Separate Account with other separate accounts, and/or create new separate accounts;
6.	deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
7.	modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.
The particular Portfolios available under the Policies may change from time to time. Specifically, Portfolios or Portfolio share classes that are currently available may be removed or closed off to future investment. New Portfolios or new share classes of currently available Portfolios may be added. Policy Owners will receive notice of any such changes that affect their Policy. Additionally, not all of the Portfolios are available in every state.
The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. NLIC will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. NLIC will notify the Owner of any changes.
Substitution of Securities
NLIC may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.
No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.
Deregistration of the Separate Account
NLIC may deregister Nationwide Provident VLI Separate Account 1 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
No deregistration may take place without the prior approval of the SEC. All policy owners will be notified in the event NLIC deregisters Nationwide Provident VLI Separate Account 1.
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Voting Rights
All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. NLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from Owners are received will be voted by NLIC in the same proportion as those shares in that Subaccount for which instructions are received.
Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that Subaccount by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, NLIC will cast votes, for or against any matter, in the same proportion as Owners vote. This means that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
If required by state insurance officials, NLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment advisor of one or more of the Portfolios. In addition, NLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that NLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on NLIC. If NLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.
The voting rights described in this prospectus are created under applicable federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict voting rights, NLIC reserves the right to proceed in accordance with any such changed laws or regulations.
Charges and Deductions
Charges will be deducted in connection with the Policy to compensate NLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of contracts.
Premium Expense Charge
Prior to allocation of Net Premium, NLIC deducts a premium expense charge from each Premium to compensate for distribution expenses and certain taxes. NLIC credits the remaining amount (the Net Premium) to Policy Account Value according to the owner's allocation instructions. The premium expense charge consists of:
1.	Premium Tax Charge: for state and local premium taxes based on the rate for the Insured's residence at the time the Premium is paid. Premium taxes vary from state to state but range from 0% to 4%. Kentucky imposes an additional city premium tax that applies only to 1st year premium. This tax varies by municipality and is no greater than 12%. No premium tax charge is deducted in jurisdictions that impose no premium tax; and
2.	Percent of Premium Charge: equal to 1.5% of each Premium payment to compensate partially for federal taxes and the cost of selling the Policy. NLIC may increase this charge to a maximum of 3% of each Premium payment.
The premium expense charge is a percentage of each Premium payment. This means that the greater the amount and frequency of Premium payments the owner makes, the greater the amount of the premium expense charge NLIC will assess.
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Monthly Deductions
NLIC deducts a Monthly Deduction from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate for administrative expenses and for the Policy's insurance coverage. NLIC will make deductions from each Subaccount and the Guaranteed Account in accordance with the allocation percentage for Monthly Deductions the owner chose at the time of Application, or as later changed by Written Notice. If NLIC cannot make a Monthly Deduction on this basis, NLIC will make deductions on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Account bears to the unloaned Policy Account Value on the Policy Processing Day). Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction will also vary.
If the Policy Date is set prior to the Policy Issue Date, a Monthly Deduction will accrue on the Policy Date and on each Policy Processing Day until the Policy Issue Date. On the Policy Issue Date, these accrued Monthly Deductions will be deducted from the Policy Account Value. The maximum amount deducted on the Policy Issue Date will equal the sum of six Monthly Deductions. NLIC will then deduct a Monthly Deduction from the Policy Account Value on each Policy Processing Day thereafter as described above.
The Monthly Deduction has four components:
(1)	the cost of insurance charge;
(2)	the monthly administrative charge;
(3)	the initial administrative charge (for the first 12 Policy Processing Days); and
(4)	charges for any Riders, as specified in the applicable Rider(s).
Cost of Insurance
NLIC asseses a monthly cost of insurance charge to compensate for underwriting the death benefit. The charge depends on a number of variables (Attained Age, sex, Premium Class, Policy Year, and net amount at risk ) that would cause it to vary from Policy to Policy and from Policy Processing Day to Policy Processing Day. The owner's Policy's specifications page indicates the guaranteed cost of insurance charge applicable to the Policy. NLIC expects to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
The cost of insurance charge is equal to the monthly cost of insurance rate; multiplied by the net amount at risk for the Policy on the Policy Processing Day.
The net amount risk is equal to the death benefit on the Policy Processing Day; minus the Policy Account Value on the Policy Processing Day.
NLIC calculates the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If NLIC approves an increase in your Policy's Face Amount, then a different Premium Class, and a different cost of insurance rate, may apply to the increase, based on the Insured's circumstances at the time of the increase. If, however, the death benefit is the Policy Account Value times the specified percentage, the rate for the Premium Class for the Initial Face Amount will be used for the amount of the death benefit in excess of the total Face Amount.
The cost of insurance charge is determined in a similar manner for any Additional Insurance Benefit Rider coverage amount and for any increase in Rider coverage amount. Generally, the current cost of insurance rates for this Rider are lower than the current cost of insurance rates on the Policy's net amount at risk. The guaranteed cost of insurance rates under the Rider are substantially the same as the guaranteed cost of insurance rates on the Policy's net amount at risk.
Net Amount at Risk
NLIC also calculates the net amount at risk separately for the Initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is then considered as part of any increases in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of Premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.
Cost of Insurance Rates
NLIC bases the cost of insurance rates on the Insured's Attained Age, sex, Premium Class, number of full years the insurance has been in force, and the Face Amount. The actual monthly cost of insurance rates are based on expectations as to future mortality and expense experience. The rates will never be greater than the guaranteed cost of insurance rates stated in the Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table and the Insured's Attained Age, sex, and Premium Class. For Policies issued in states that
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require "unisex" policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured's Attained Age, Premium Class, and the 1980 Commissioner's Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, sex, Premium Class, and number of full years insurance has been in force.
Premium Class
The Premium Class of the Insured will affect the cost of insurance rates. NLIC uses an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insured. NLIC currently places Insureds into one of three standard classes – preferred, nonsmoker, and smoker – or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.
Monthly Administrative Charge
A Monthly Administrative Charge is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York. This charge may be increased, but in no event will it be greater than $12 per month. This charge is intended to reimburse NLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.
Initial Administrative Charge
On the first 12 Policy Processing Days, NLIC deducts a $5.00 initial administrative charge for Policy issue costs.
Charges for Riders
The Monthly Deduction includes charges for any supplemental insurance benefits added to the Policy by Rider. For example, if the Guaranteed Minimum Death Benefit Rider is elected, NLIC deducts a charge of $0.01 per every $1,000 of Face Amount on the Rider Policy Date and each Policy Processing Day thereafter to compensate for costs associated with providing the guaranteed death benefit.
Mortality and Expense Risk Charge
NLIC deducts a daily charge from each Subaccount, but not the Guaranteed Account, to compensate for certain mortality and expense risks. The mortality risk is that an Insured will live for a shorter time than NLIC projects. The expense risk is that the expenses that are incurred will exceed the administrative charge limits set in the Policy.
This charge is currently equal to the assets in each Subaccount; multiplied by 0.002055%, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all Policy Years.
If this charge does not cover the actual costs, NLIC will absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to NLIC's surplus. NLIC may increase this charge to a maximum annual rate of 0.90%. NLIC expects to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
In certain situations, a portion of the mortality and expense risk charge may be offset by the Special Policy Account Value Credit, see Policy Account Values.
Surrender Charges and Additional Surrender Charges
Surrender charges and additional surrender charges are deducted to compensate NLIC partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records, and Policy issue. NLIC does not expect surrender charges and additional surrender charges to cover all of these costs. To the extent that they do not, NLIC will cover the shortfall from general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.
Surrender Charge
If the Policy Lapses or is fully Surrendered during the first 12 Policy Years, NLIC will deduct a surrender charge from the Policy Account Value and pay the remaining amount, less any outstanding Indebtedness. The payment the owner receives is called the Net Cash Surrender Value. This surrender charge does not apply to partial withdrawals.
The surrender charge consists of:
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1.	Deferred Administrative Charge: the charge described in the table below less any deferred administrative charge previously paid at the time of a decrease in Face Amount.

Policy Year(s)	Charge per $1,000 Face Amount
1-6	$4.90
7	$4.20
8	$3.50
9	$2.80
10	$2.10
11	$1.40
12	$0.70
13+	$ 0
2.	Deferred Sales Charge: this charge equals the lesser of a or b, less any deferred sales charge previously paid at the time of a prior decrease in Face Amount, where:
a = 35% of all Premiums paid to the date of Surrender or Lapse; or
b = the following percentage of Target Premium:

Policy Year(s)	% of Target Premium for the Initial Face Amount
1-6	70%
7	60%
8	50%
9	40%
10	30%
11	20%
12	10%
13+	0%
Additional Surrender Charge
Within 12 years after the effective date of an increase in Face Amount, NLIC deducts an additional surrender charge if the Policy is Surrendered or Lapses.
The additional surrender charge consists of:
1.	Additional Deferred Administrative Charge: the charge described in the table below less any additional deferred administrative charge previously paid at the time of a decrease in Face Amount.

Policy Year(s)	Charge Per $1,000 for Each Increase in Face Amount
1-6	$4.90
7	$4.20
8	$3.50
9	$2.80
10	$2.10
11	$1.40
12	$0.70
13+	$ -0-
2.	Additional Deferred Sales Charge: this charge equals the lesser of a or b (less any additional deferred sales charge for this increase previously paid at the time of a decrease in Face Amount), where:
a = 35% of Premiums allocated to the increase in Face Amount; or
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b = the following percentage of Target Premium:
Policy Year(s)	% of Target Premium for the Initial Face Amount
1-6	70%
7	60%
8	50%
9	40%
10	30%
11	20%
12	10%
13+	0%
Decrease in Face Amount
In the event of a decrease in Face Amount before the end of the 12th Policy Year or within 12 years after an increase in Face Amount, NLIC deducts a charge that is a portion of the surrender charge and/or additional surrender charge.
•	If there have been no increases in Face Amount, NLIC determines this portion by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge and/or additional surrender charge.
•	If more than one surrender charge and/or additional surrender charge is in effect because of one or more increases in Face Amount, NLIC applies the surrender charge and/or additional surrender charge in the following order: (1) the most recent increase, followed by (2) the next most recent increases in succession, and (3) the Initial Face Amount.
•	Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, NLIC will deduct a proportionate share of the surrender charge or additional surrender charge for that increase or for the Initial Face Amount.
•	NLIC will deduct the surrender charge and/or additional surrender charge applicable to the decrease from the Policy Account Value and the remaining surrender charge and/or additional surrender charge will be reduced by the amount deducted.
•	NLIC will deduct the surrender charge and/or additional surrender charge from the Subaccounts and the Guaranteed Account based on the proportion that the values in the Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.
The surrender charge, additional surrender charge, and Target Premium vary based on the Insured's Issue or Attained Age, sex, Premium Class, and Initial Face Amount, or increase in Face Amount. The maximum Target Premium for any Policy is $54 per $1,000 of Face Amount. The Policy's specifications page indicates the surrender charges and additional surrender charges applicable to the Policy.
The surrender charge and additional surrender charge may be significant. The owner should carefully calculate these charges before requesting a Surrender or decrease in Face Amount. Under some circumstances the level of surrender charges and additional surrender charges might result in no Net Cash Surrender Value available.
NLIC will waive the surrender charge of the policy if the owner elects to surrender it in exchange for a plan of permanent fixed life insurance offered by NLIC subject to the following:
•	NLIC's approval;
•	the owner must pay all costs associated with the exchange;
•	the Insured must satisfy NLIC's underwriting standards of insurability; and
•	the owner has not elected any of these Riders:
1.	Disability Waiver of Premium Rider;
2.	Disability Waiver Benefit Rider; or
3.	any Long-term Care Benefit Rider.
NLIC may impose a new surrender charge on the policy received in the exchange.
Face Amount Increase Charge
For Face Amount increases on and after July 25, 2007, the charge on a current basis is $0.00. Previously, Face Amount increases prior to July 25, 2007, NLIC deducted a charge of $60 plus $0.50 per $1,000 Face Amount increase (not to exceed $750) from the Policy Account Value on the effective date of the increase. The guaranteed maximum Face Amount increase charge is $60 plus $3.00 per $1,000 Face Amount increase. NLIC may begin taking a Face Amount increase
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charge greater than $0.00 at any time on a prospective basis. When this charge is assessed, it is deducted from the Subaccounts and the Guaranteed Account based on the allocation schedule for Monthly Deductions in effect at the time of the increase. When assessed, NLIC deducts this charge to compensate for administrative expenses incurred in connection with the increase, including medical exams, review of the Application for the increase, underwriting decisions, Application processing, and changing Policy records and the Policy.
Partial Withdrawal Charge
After the 1st Policy Year, the owner may request a partial withdrawal from Policy Account Value. For each partial withdrawal, NLIC will deduct a $25 fee from the remaining Policy Account Value. This charge is to compensate for administrative costs associated with generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.
Transfer Charge
NLIC currently allows the owner to make 12 transfers among the Subaccounts or the Guaranteed Account each Policy Year with no additional charge.
•	NLIC deducts $25 for the 13th and each additional transfer made during a Policy Year to compensate for the costs of processing these transfers. NLIC deducts the transfer charge from the amount being transferred.
•	For purposes of assessing the transfer charge, NLIC considers each telephone, fax, email, or Written Request to be one transfer, regardless of the number of Subaccounts (or Guaranteed Account) affected by the transfer.
•	Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do NOT count as transfers for the purpose of assessing this charge.
Short-Term Trading Fees
Some Portfolios may assess (or reserve the right to assess) a short-term trading fee (or "redemption fee") in connection with transfers from a Subaccount that occur within 60 days after the date of allocation to the Subaccount.
Short-Term Trading Fees are intended to compensate the Portfolio (and Policy Owners with interests allocated in the Portfolio) for the negative impact on fund performance that may result from frequent, short-term trading strategies. Short-Term Trading Fees are not intended to affect the large majority of Policy Owners not engaged in such strategies.
Any Short-Term Trading Fee assessed by any Portfolio available in conjunction with the Policies described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading. Short-Term Trading Fees will only apply to those Subaccounts corresponding to Portfolios that charge such fees (see Portfolio prospectus). Any Short-Term Trading Fees paid are retained by the Portfolio and are part of the Portfolio's assets. Policy Owners are responsible for monitoring the length of time allocations are held in any particular Subaccount. NLIC will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.
For a complete list of the Portfolios offered under the Policy that assess (or reserve the right to assess) a Short-Term Trading Fee, please refer to the list of available Portfolios earlier in this prospectus.
If a redemption fee is assessed, the Portfolio will charge the Variable Account 1% of the amount determined to be engaged in short-term trading. The Variable Account will then pass the Short-Term Trading Fee on to the specific Policy Owner that engaged in short-term trading by deducting an amount equal to the redemption fee from that Policy Owner's Subaccount value. All such fees will be remitted to the Portfolio; none of the fee proceeds will be retained by us or the Variable Account.
When multiple Net Premiums (or exchanges) are made to a Subaccount that is subject to Short-Term Trading Fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees. In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.
Some transactions are not subject to the short-term trading fees. Transactions that are not subject to short-term trading fees include:
•	scheduled and systematic transfers, such as Dollar Cost Averaging and Automatic Asset Rebalancing;
•	Policy loans or surrenders; and
•	payment of the Insurance Proceeds upon the Insured's death.
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New share classes of certain currently available Portfolios may be added as investment options under the Policy. These new share classes may require the assessment of Short-Term Trading Fees. When these new share classes are added, new Net Premiums and exchange reallocations to the Portfolios in question may be limited to the new share class.
Loan Interest Charge
Loan interest is charged in arrears on the amount of an outstanding Policy loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate. NLIC charges an annual interest rate of 6.00% on Policy loans.
After offsetting the 4.00% interest NLIC guarantees credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually). Moreover, after offsetting the 5.75% interest NLIC currently credits to the Loan Account after the first 10 Policy Years or until Attained Age 60, whichever is later, the net cost of loans is 0.25% (annually).
Portfolio Expenses
The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. For further information, consult the Portfolios' prospectuses.
Federal Income Tax Considerations
Introduction
The following summarizes some of the basic federal income tax considerations associated with a policy and does not purport to be complete or to cover all situations. Some of the items discussed below may not be applicable to the life insurance policy described herein. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. Nationwide bases this discussion on its understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.
Tax Status of the Policy
A policy must satisfy certain requirements set forth in the Internal Revenue Code ("Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies. The manner in which these requirements are to be applied to certain features of the policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. Nationwide anticipates that a policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of these requirements to the policy, particularly if the policy owner pays the full amount of Premiums permitted under the policy. In addition, if the policy owner elects the Accelerated Death Benefit Rider, the tax qualification consequences associated with continuing the policy after a distribution is made are unclear. Please consult a tax advisor on these consequences. If it is subsequently determined that a policy does not satisfy the applicable requirements, Nationwide may take appropriate steps to bring the policy into compliance with these requirements and Nationwide reserves the right to restrict policy transactions in order to do so.
In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and policy account values, have not been explicitly addressed in published rulings. While Nationwide believes that the policy does not give the policy owner investment control over Separate Account assets, Nationwide reserves the right to modify the policy as necessary to prevent the policy owner from being treated as the owner of the Separate Account assets supporting the policy.
In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the policy as a life insurance policy for federal income tax purposes. Nationwide intends that the Separate Account, through the portfolios, will satisfy these diversification requirements.
The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.
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Tax Treatment of Policy Benefits
In General
The death benefit under a policy should be excludible from the beneficiary's gross income. Federal, state, and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the policy owner's circumstances and the beneficiary's circumstances. The policy owner should consult a tax advisor on these consequences.
Generally, the policy owner will not be deemed to be in receipt of the policy account value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy (e.g., by assignment), the tax consequences depend on whether the policy is classified as a modified endowment contract ("MEC").
Modified Endowment Contracts
Under the Code, certain life insurance policies are classified as MECs, which have less favorable income tax treatment than other life insurance policies. Due to the policy's flexibility as to Premiums and benefits, each policy's individual circumstances will determine whether the policy is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first 7 policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of 7 level annual payments.
If there is a reduction in the benefits under the policy during the first 7 policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced Face Amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it was a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first 7 policy years. To prevent the policy from becoming a MEC, it may be necessary to limit premiums or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.
Distributions from Modified Endowment Contracts
Policies classified as MECs are subject to the following tax rules:
•	All distributions other than death benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned policy account value immediately before the distribution plus prior distributions over the policy owner's total investment in the policy at that time. They will be treated as tax-free recovery of the policy owner's investment in the policy only after all such excess has been distributed. "Total investment in the policy" means the aggregate amount of any premiums or other considerations paid for a policy, plus any previously taxed distributions.
•	Loans taken from such a policy (or secured by such a policy, e.g., by pledge or assignment) are treated as distributions and taxed accordingly.
•	A 10% additional income tax penalty is imposed on the amount includible in income except where the distribution or loan is made after the policy owner has reached attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the policy owner's life (or life expectancy) or the joint lives (or joint life expectancies) of the policy owner and the beneficiary.
If a policy becomes a MEC, distributions that occur during the policy year will be taxed as distributions from a MEC. In addition, distributions from a policy within 2 years before it becomes a MEC will be taxed in this manner. This means that a distribution from a policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.
Distributions from Policies that are not Modified Endowment Contracts
Distributions other than death benefits from a policy that is not a MEC are generally treated first as a recovery of the policy owner's investment in the policy, and then as taxable income after the recovery of all investment in the policy. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a policy that is not a MEC are generally not treated as distributions.
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Finally, distributions from, and loans from (or secured by), a policy that is not a MEC are not subject to the 10% additional tax.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full. If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, the transaction will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To meet Section 1035 requirements, the insured named in the policy must be the insured for the new policy. Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Additional Medicare Tax
Effective January 1, 2013, Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly, or qualifying widow(er) with dependent child)); $125,000 (married filing separately); or $200,000 (single, or head of household (with qualifying person)). The threshold for an estate or trust that is subject to the surtax is generally equal to the dollar amount at which the highest tax bracket under section 1(e) begins for the taxable year; for 2013, that amount is $11,950.
Modified adjusted gross income is equal to gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine their modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable distributions from, and gain from the sale or surrenders of, life insurance contracts.
Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Internal Revenue Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes are includible in modified adjusted gross income.
Sale of a Life Insurance Policy
If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income. In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of, debt) over the owner's basis in the policy. The portion of the gain that is equal to the excess of the cash surrender value over the investment in the policy would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period. The ruling also concluded that the amount of gain resulting from the sale of a life insurance policy is equal to the excess of the amount received over the owner's basis in the policy (the investment in the contract reduced by the cost of insurance previously paid out of the cash value). Consequently, a sale may result in more gain than a surrender for the same amount.
Multiple Policies
All MECs that Nationwide and/or our affiliates issue to the same policy owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.
Policy Loans
In general, interest the policy owner pays on a loan from a policy will not be deductible. If a loan from a policy that is not a MEC is outstanding when the policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, the policy owner should consult a tax advisor as to the tax consequences.
Business Uses of the Policy
The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. In 2003, the IRS issued guidance on split dollar insurance plans. In addition, Internal Revenue Code Section 409A, which sets forth
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rules for taxation of nonqualified deferred compensation, was added to the Code for deferrals after December 31, 2004. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, they should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.
Tax Shelter Regulations
Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.
Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Alternative Minimum Tax
There may be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.
Continuation of Policy Beyond Age 100
The tax consequences of continuing the policy beyond the insured's 100th year are unclear. The policy owner should consult a tax advisor if they intend to keep the policy in force beyond the insured's's 100th year.
Other Policy Owner Tax Matters
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have gift, estate, and/or generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of the policy proceeds will be treated for purposes of federal, state, and local estate, inheritance, generation-skipping, and other taxes.
Special Rules for Pension and Profit-Sharing Plans
If a policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.
The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. The amount of this cost should be reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy account value is not subject to the federal income tax. However, the policy account value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). The policy owner should consult a qualified tax advisor regarding ERISA.
Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified tax advisor before requesting a loan under a policy held in connection with a retirement plan.
Special Rules for 403(b) Arrangements
If a policy is purchased in connection with a Section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable. In July, 2007, the IRS and the Treasury Department released final regulations that prohibit the purchase of a life insurance policy in a 403(b) plan after September 23, 2007. In addition, premiums, distributions and other transactions with respect to the policy must be administered to comply with the requirements of Section 403(b) of the Code. A competent tax advisor should be consulted.
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Foreign Tax Credits
To the extent that any underlying eligible portfolio makes the appropriate election, certain foreign taxes paid by the portfolio will be treated as being paid by Nationwide, and Nationwide may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to policy owners.
Accelerated Death Benefit Rider
The federal income tax consequences associated with the Accelerated Death Benefit Rider are uncertain. The policy owner should consult a qualified tax advisor about the consequences of requesting payment under this Rider (see Death Benefit – Accelerated Death Benefit).
Other Supplemental Benefits and Riders
A further discussion of the tax consequences associated with particular supplemental benefits and riders available under the policy can be found in the SAI.
Special Considerations For Life Insurance Policies Owned By Corporations or Other Employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. However, policies issued after that date pursuant to a Section 1035 exchange are excluded from the operation of these new provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
New Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policyholder for the policy. Consequently, under this general rule, the entire death benefit, less the cost to the policyholder, will be taxable. Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.
There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied. First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then new Section 101(j) would not apply.
Second, if proper notice and consent are given and received and, at the time that the policy is issued the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (a)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then the new Section 101(j) would not apply.
Code Section 6039I requires any policyholder of an employer-owned policy to file an annual return showing (a) the number of employees of the policyholder, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policyholder, and (e) that the policyholder has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Split Dollar Arrangements
The policy owner may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the policy (i.e., net cash surrender value or insurance proceeds) are split between the parties. There are different ways of allocating these rights. For example, an employer and employee might agree that under a policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the policy and the employee's beneficiary would receive the balance of the proceeds.
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No transfer of policy rights pursuant to a split dollar arrangement will be binding on Nationwide unless in writing and received by at the Service Center.
The Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split dollar life insurance arrangement should consult legal counsel.
In addition, the IRS and Treasury Department issued guidance that substantially affects the tax treatment of split dollar arrangements. The parties who elect to enter into a split dollar arrangement should consult their own tax advisors regarding the tax consequences of such an arrangement, and before entering into or paying additional premiums with respect to such arrangements.
Possible Tax Law Changes
While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). The policy owner should consult a tax adviser with respect to legislative developments and their effect on the policy.
Supplementary Benefits
The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and must be purchased when the Policy is issued. NLIC generally deducts any monthly charges for these Riders from Policy Account Value as part of the Monthly Deduction, see Fee Table.
Consult an agent for assistance in determining whether any of the Riders are suitable. For example, prospective owners should consider a number of factors when deciding whether to purchase coverage under the base Policy only or in combination with the Convertible Term Life Insurance Rider or the Additional Insurance Benefit Rider. Even though the death benefit coverage may be the same, regardless of whether coverage is purchased under the Policy only or in combination with one or more of these Riders, there may be important cost differences between the Policy and the Riders. The most important factors that will affect the decision are: (a) the amount of Premiums to be paid; (b) the cost of insurance charges under the Policy and under the Riders; (c) the investment performance of the Subaccounts to which Premiums are allocated; (d) level of risk tolerance; and (e) the length of time the prospective owner plans to hold the Policy. Carefully evaluate all of these factors and discuss all of the options with an agent. For more information on electing a Rider, contact the Service Center for a free copy of the SAI, and for personalized illustrations that show different combinations of the Policy with various Riders. These Riders may not be available in all states. Contact NLIC for further details.
NLIC currently offers the following Riders under the Policy:
•	Long-Term Care Benefit Riders, which include:
❍	Long-Term Care Acceleration Benefit Rider;
❍	Long-Term Care Waiver Benefit Rider; and
❍	Long-Term Care Extended Insurance Benefit Rider;
•	Accelerated Death Benefit Rider;
•	Additional Insurance Benefit Rider;
•	Change of Insured Rider;
•	Children's Term Insurance Rider;
•	Convertible Term Life Insurance Rider;
•	Disability Waiver Benefit Rider;
•	Disability Waiver of Premium Benefit Rider;
•	Extension Final Policy Date Rider; and
•	Guaranteed Minimum Death Benefit Rider.
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Distribution of Policies
Policy Pricing
During the Policy's early years, the expenses NLIC incurs in distributing and establishing the Policy exceed the deductions NLIC takes. Nevertheless, NLIC expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, NLIC has designed the Policy with features and investment options that NLIC believes supports and encourages long-term ownership.
NLIC makes many assumptions and accounts for many economic and financial factors when establishing the Policy's fees and charges. The following is a discussion of some of the factors that are relevant to the Policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Commissions to broker-dealer firms are one of the promotional and sales expenses NLIC incurs when distributing the Policy. During the first Policy Year, the maximum sales commission payable to firms will be approximately 91% of Premiums paid up to a specified amount, and 2% of Premiums paid in excess of that amount. During Policy Years 2 through 10, the maximum sales commission will not be more than 2% of Premiums paid, and after Policy Year 10, the maximum sales commission will be 0% of Premiums paid. Further, for each Premium received within 10 years following an increase in Face Amount, a commission on that Premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding Policy Year. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value. Firms may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first Policy Year. In lieu of these premium-based commissions, NLIC may pay an equivalent asset-based commission, or a combination of the two. Individual registered representatives typically receive a portion of the commissions paid to their broker-dealer firm, depending on their particular arrangement. The amount of commissions NLIC pays depends on factors such as the amount of premium received from the broker-dealer firm and the scope of the services they provide.
In addition to commissions, NLIC may also furnish marketing and expense allowances to certain broker-dealer firms based on assessment of that firm's capabilities and demonstrated willingness to promote and market NLIC's products. The firms determine how these allowances are spent. Consult a registered representative for additional information regarding exact compensation arrangements associated with this product.
Information on Portfolio Payments
Relationship with the Portfolios
The Portfolios incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates Policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each Portfolio daily. The separate account (not the Policy Owners) is the Portfolio shareholder. When the separate account aggregates transactions, the Portfolio does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. NLIC incurs these expenses instead.
NLIC also incurs the distribution costs of selling the Policy, which benefit the Portfolios by providing Policy Owners with Subaccount options that correspond to the Portfolios.
An investment advisor or subadvisor of a Portfolio or its affiliates may provide NLIC or NLIC's affiliates with wholesaling services that assist in the distribution of the Policy and may pay NLIC or NLIC‘s affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the Policy.
Types of Payments NLIC Receives
In light of the above, the Portfolios or their affiliates make certain payments to NLIC or NLIC's affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the Portfolios attributable to the policies and other variable policies NLIC and NLIC's affiliates issue, but in some cases may involve a flat fee. These payments may be used by NLIC for any corporate purpose, which include reducing the prices of the policies, paying expenses that NLIC or NLIC's affiliates incur in promoting, marketing, and administering the policies and the Portfolios, and achieving a profit.
NLIC or NLIC‘s affiliates receive the following types of payments:
•	Portfolio 12b-1 fees, which are deducted from Portfolio assets;
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•	sub-transfer agent fees or fees pursuant to administrative service plans adopted by the Portfolio, which may be deducted from Portfolio assets; and
•	payments by a Portfolio's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from Portfolio assets and is reflected in mutual fund charges.
Furthermore, NLIC benefits from assets invested in affiliated Portfolios (i.e., Nationwide Variable Insurance Trust) because NLIC's affiliates also receive compensation from the Portfolios for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, NLIC may receive more revenue with respect to affiliated Portfolios than unaffiliated Portfolios.
NLIC took into consideration the anticipated payments from the Portfolios when NLIC determined the charges imposed under the policies (apart from fees and expenses imposed by the Portfolios). Without these payments, NLIC would have imposed higher charges under the Policy.
Amount of Payments We Receive
For the year ended December 31, 2012, the Portfolio payments NLIC and NLIC's affiliates received from the Portfolios did not exceed 0.75% (as a percentage of the average daily net assets invested in the Portfolios) offered through this Policy or other variable policies that NLIC and NLIC's affiliates issue. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most Portfolios or their affiliates have agreed to make payments to NLIC or NLIC's affiliates, although the applicable percentages may vary from Portfolio to Portfolio and some may not make any payments at all. Because the amount of the actual payments NLIC or NLIC's affiliates receive depends on the assets of the Portfolios attributable to the Policy, NLIC and NLIC's affiliates may receive higher payments from Portfolios with lower percentages (but greater assets) than from Portfolios that have higher percentages (but fewer assets).
Identification of Portfolios
NLIC may consider several criteria when identifying the Portfolios, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Another factor NLIC considers during the identification process is whether the Portfolio's advisor or subadvisor is one of NLIC's affiliates or whether the Portfolio, its advisor, its subadvisor(s), or an affiliate will make payments to NLIC or NLIC's affiliates.
There may be Portfolios with lower fees, as well as other variable policies that offer Portfolios with lower fees. Policy owners should consider all of the fees and charges of the Policy in relation to its features and benefits when making the decision to invest. Note that higher Policy and Portfolio fees and charges have a direct effect on investment performance.
State Variations
Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. An Owner's actual Policy and any endorsements or riders are the controlling documents. To review a copy of the Policy and its endorsements and riders, if any, the Owner should contact NLIC's Service Center.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings also could affect the outcome of one or more of the Company's litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to
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below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's consolidated financial position or results of operations in a particular quarter or annual period.
The financial services industry has been the subject of increasing scrutiny on a broad range of issues by regulators and legislators. The Company and/or its affiliates have been contacted by, self reported or received subpoenas from state and federal regulatory agencies, including the Securities and Exchange Commission, and other governmental bodies, state securities law regulators and state attorneys general for information relating to, among other things, sales compensation, the allocation of compensation, unsuitable sales or replacement practices, and claims handling and escheatment practices. The Company is cooperating with and responding to regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC's operations.
In October 2012, NLIC and NLAIC entered into a Regulatory Settlement Agreement with the Florida Office of Insurance Regulation and 21 other state Departments of Insurance to resolve a multi-state market conduct exam regarding claim settlement practices. The Regulatory Settlement Agreement applies prospectively and requires NLIC and NLAIC to adopt and implement additional procedures relating to the use of to the Social Security Death Master File and identifying and locating beneficiaries once deaths are identified. In October 2012, NLIC and NLAIC also entered into a Global Resolution Agreement to resolve the related unclaimed property audit.
On November 20, 2007, Nationwide Retirement Solutions, Inc. (NRS) and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On March 12, 2010, NRS and NLIC were named in a Second Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Steven E. Coker, Sandra H. Turner, David N. Lichtenstein and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious Defendants A to Z claiming to represent a class of all participants in the Alabama State Employees Association, Inc. (ASEA) Plan, excluding members of the Deferred Compensation Committee, ASEA's directors, officers and board members, and PEBCO's directors, officers and board members. On October 22, 2010, the parties to this action executed a stipulation of settlement that agreed to certify a class for settlement purposes only, that provided for payments to the settlement class, and that provided for releases, certain bar orders, and dismissal of the case. The settlement fund has been paid out. On December 6, 2011 the Court entered an Order that NRS owes indemnification to ASEA and PEBCO for the Coker (Gwin) class action, and dismissed NLIC. The Company has resolved the indemnification claims of ASEA. On February 13, 2013, the Court issued its Order determining the amount of fees due to PEBCO on its indemnification claim. On March 28, 2013, the Company filed a notice of appeal to the Alabama Supreme Court. NRS continues to defend this case vigorously.
On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees. On November 6, 2009, the Court granted the plaintiff's motion for class certification and certified a class of "All trustees of all employee pension benefit plans covered by ERISA which had variable annuity contracts with NFS and NLIC or whose participants had individual variable annuity contracts with NFS and NLIC at any time from January 1, 1996, or the first date NFS and NLIC began receiving payments from mutual funds based on a percentage of assets invested in the funds by NFS and NLIC, whichever came first, to the date of November 6, 2009." On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the
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Second Circuit Court of Appeals vacated the November 6, 2009, order granting class certification and remanded the class back to the District Court for further consideration. The plaintiffs have renewed their motion for class certification. On December 18, 2012, the District Court heard oral argument on the motion for class certification. NLIC continues to defend this lawsuit vigorously.
On June 8, 2011, NMIC and NLIC were named in a lawsuit filed in Court of Common Pleas, Cuyahoga County, Ohio entitled Stanley Andrews and Donald Clark, on their behalf and on behalf of the class defined herein v. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company. The lower court granted Nationwide's motion to dismiss. Plaintiffs appealed. The Court of Appeals affirmed the dismissal on October 24, 2012. Plaintiffs filed a petition for rehearing en banc on November 5, 2012. The Court of Appeals denied the petition on December 14, 2012. Plaintiff filed a notice of appeal to the Ohio Supreme Court on January 24, 2013. Nationwide has 30 days to file an opposition memorandum. Nationwide filed its memorandum in opposition to plaintiffs' petition for jurisdiction to the Ohio Supreme Court on February 27, 2013.
Lehman Brothers Holdings, Inc. (Debtors) and Giddens, James v NLIC and NMIC, et al. In 2012 the Plaintiff, Debtor in Possession Lehman Brothers Special Financing, Inc., filed a class action in the United States Bankruptcy Court for the Southern District of New York seeking the recovery of nearly $3 billion in assets from all the named defendants including NLIC and NMIC. This litigation arises from two collateralized debt obligation transactions, 801 Grand and Alta, which resulted in payments to NLIC and NMIC. In 2008, the Plaintiff and its parent company, Lehman Brothers Holding, Inc. filed for bankruptcy which triggered an early termination of the above transactions. The Plaintiff seeks to have sums returned to the bankruptcy estate in addition to prejudgment interest and costs. The case is currently stayed and on February 13, 2013, the Court extended the stay. Responsive pleadings are now due September 5, 2013. Lehman recently sent correspondence out to all defendants inviting settlement discussions which is under review.
Nationwide Investment Services Corporation
The general distributor, NISC, is not engaged in any litigation of any material nature.
Financial Statements
The Statement of Additional Information ("SAI") contains the financial statements of Nationwide Provident VLI Separate Account 1 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (the Company). Policy owners may obtain a copy of the SAI FREE OF CHARGE by contacting the Service Center. Please consider the consolidated financial statements of the Company only as bearing on Nationwide's ability to meet the obligations under the policy. Policy owners should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets of the separate account.
46

Definitions
Application – The application the Owner must complete to purchase a Policy plus all forms required by NLIC or applicable law.
Attained Age – The Issue Age of the Insured plus the number of full Policy Years since the Policy Date.
Beneficiary – The person(s) or entity(ies) designated to receive all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the Application or if subsequently changed, as shown in the latest change filed with NLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.
Code – The Internal Revenue Code of 1986, as amended.
Company (we, us, our, NLIC) – Nationwide Life Insurance Company.
Evidence of Insurability – The medical records or other documentation that NLIC may require to satisfy the Policy's underwriting standards. NLIC may require different and/or additional evidence depending on the Insured's Premium Class; for example, NLIC generally requires more documentation for Insureds in classes with extra ratings. NLIC also may require different and/or additional evidence depending on the transaction requested; for example, NLIC may require more documentation for the issuance of a Policy than for an increase in Face Amount.
Face Amount – The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount is a factor in determining the death benefit, surrender charges, and additional surrender charges.
Final Policy Date – The Policy Anniversary nearest the Insured's Attained Age 100 at which time the Policy Account Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if the Insured is living. The Policy will end on the Final Policy Date.
Free Look Period – The period shown on the Policy's front page during which the owner may examine and return the Policy to the Service Center and receive a refund. The length of the Free Look Period varies by state.
Fund – An investment company that is registered with the SEC. The Policy allows the owner to invest in certain Portfolios of the Funds that are listed in Appendix A: Portfolio Information.
Grace Period – The 61-day period allowed for payment of a premium following the date NLIC mails notice of the amount required to keep the Policy in force.
Guaranteed Account – Part of the NLIC general account. Amounts allocated to the Guaranteed Account earn at least 4% annual interest.
Indebtedness – The total amount of all outstanding Policy loans, including both principal and interest due.
Initial Face Amount – The Face Amount of the Policy on the Issue Date. The Face Amount may be increased or decreased after issue.
Insurance Proceeds – The net amount to be paid to the Beneficiary when the Insured dies.
Insured – The person whose life NLIC insures under the policy, and whose death triggers payment of the Death Benefit.
Issue Age – The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is stated in the Policy.
Lapse – When the Policy terminates without value after a Grace Period. The owner may reinstate a lapsed Policy, subject to certain conditions.
Loan Account – The account to which the collateral for the amount of any Policy loan is transferred from the Subaccounts and/or the Guaranteed Account.
47

Minimum Guarantee Premium – The amount necessary to guarantee the Policy will not Lapse during the first five Policy Years (during the first eight Policy Years for Policies issued on or before July 31, 2005). It is equal to the minimum annual premium (as set forth in your Policy) multiplied by the number of months since the Policy Date (including the current month) divided by 12.
Minimum Initial Premium – An amount equal to the minimum annual premium (as set forth in your Policy) multiplied by the following factor for your premium billing mode: annual 1.000; semi-annual 0.500; quarterly 0.250; monthly 0.167.
Monthly Deductions – The amount deducted from the Policy Account Value on each Policy Processing Day. It includes the monthly administrative charge, the initial administrative charge, the monthly cost of insurance charge, and the monthly cost of any benefits provided by riders.
Net Cash Surrender Value – The Cash Surrender Value minus any outstanding Policy loans and accrued interest.
Net Premiums – The remainder of a premium after the deduction of the Premium Expense Charge.
Owner (also Policy Owner, policy owner, owner, You and Your) – The person or entity named as the owner in the application, or the person assigned ownership rights.
Policy Account Value – The sum of the Policy's values in the Separate Account, the Guaranteed Account, and the Loan Account.
Policy Anniversary – The same day and month as the Policy Date in each later year.
Policy Date – The date set forth in the Policy that is used to determine Policy Years and Policy Processing Days. The Policy Date is generally the same as the Policy Issue Date but may be another date mutually agreed upon by NLIC and the proposed Insured.
Policy Issue Date – The date on which the Policy is issued. It is used to measure suicide and contestable periods.
Policy Processing Day – The day in each calendar month which is the same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.
Policy Year – A year that starts on the Policy Date or on a Policy Anniversary.
Premium Class – The classification of the Insured for cost of insurance purposes. The standard classes are: non-smoker, smoker, and preferred. There also are classes with extra ratings.
Premiums – All payments you make under the Policy other than repayments of Indebtedness.
Rider – An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy's coverage. A Rider that is added to the Policy becomes part of the Policy.
SAI – The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. Owners may obtain a copy of the SAI by writing or calling NLIC at the Service Center.
Separate Account – The Nationwide Provident VLI Separate Account 1.
Service Center – The department of NLIC responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is our mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is our operations processing facility.
Subaccount – A subdivision of Nationwide Provident VLI Separate Account 1. NLIC invests each Subaccount's assets exclusively in shares of one Portfolio.
Surrender – To cancel the Policy by signed Request from the Owner and return of the Policy to the Service Center.
Target Premium – An amount of premium payments, computed separately for each increment of Face Amount, used to compute Surrender Charges and Additional Surrender Charges.
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Valuation Day – Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount. As of the date of this prospectus, NLIC is open whenever the New York Stock Exchange is open, other than the Fridays following Thanksgiving and Christmas.
Valuation Period – The period beginning at the close of business on one Valuation Day (which is when the New York Stock Exchange closes, usually 4:00 pm, EST) and continuing until the close of business on the next Valuation Day. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.
Written Notice or Request – The Written Notice or Request the owner must complete, sign, and send to the Service Center to request or exercise his or her rights as owner under the Policy.
49

Appendix A: Portfolio Information
Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest. The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.
Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
STTF:	The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee, see Short-Term Trading Fees.
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.
Alger Portfolios - Alger Small Cap Growth Portfolio: Class I-2 Shares
Investment Advisor:	Fred Alger Management, Inc.
Investment Objective:	Long-term capital appreciation.
AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class A
This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I
This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth by investing in common stocks. Income is a secondary objective.
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC; BlackRock International Limited
Investment Objective:	Seek high total investment return.
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.
Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.
Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	Long-term capital growth consistent with the preservation of capital.
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Dreyfus Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares
This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	Capital growth.
Federated Insurance Series - Federated Managed Tail Risk Fund II: Primary Shares (formerly, Federated Insurance Series - Federated Capital Appreciation Fund II: Primary Shares)
This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	Federated Global Investment Management Corp.
Investment Objective:	To create an allocation mix which will maximize return while capturing the benefits of asset class diversification in periods of market volatility.
Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
This Portfolio is only available in policies issued before May 1, 2008
Investment Advisor:	Federated Investment Management Company
Investment Objective:	Current income.
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class
This Portfolio is only available in policies issued before May 1, 2003
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Money Management, Inc., Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High total return.
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Capital appreciation.
Designation: STTF
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Reasonable income.
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Capital appreciation.
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Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2007
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class R
This Portfolio is only available in policies issued before May 1, 2003
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.
Designation: STTF
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Long-term growth of capital.
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Research & Analysis Company
Investment Objective:	Long-term capital growth.
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class R
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Long-term capital growth.
Designation: STTF
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class
This Portfolio is only available in policies issued before May 1, 2006
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends Securities Fund: Class 1
This Portfolio is only available in policies issued before May 1, 2006
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 1
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.
Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2
Investment Advisor:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.
Designation: FF
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Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3
This Portfolio is only available in policies issued before May 1, 2008
Investment Advisor:	Templeton Asset Management, Ltd.
Investment Objective:	Long-term capital appreciation.
Designation: STTF
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 1
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
Designation: STTF
Invesco - Invesco V.I. American Franchise Fund: Series I Shares (formerly, Invesco - Invesco Van Kampen V.I. American Franchise Fund: Series I Shares)
Investment Advisor:	Van Kampen Asset Management
Investment Objective:	Capital appreciation.
Invesco - Invesco V.I. Mid Cap Growth Fund: Series I Shares (formerly, Invesco - Invesco Van Kampen V.I. Mid Cap Growth Fund: Series I)
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.
Ivy Funds Variable Insurance Portfolios - Asset Strategy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks high total return over the long term.
Janus Aspen Series - Balanced Portfolio: Service Shares
This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Aspen Series - Forty Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Global Technology Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Overseas Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
MFS® Variable Insurance Trust - MFS Investors Growth Stock Series: Initial Class
This Portfolio is only available in policies issued before May 1, 2006
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	The fund's investment objective is to seek capital appreciation. MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.
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Nationwide Variable Insurance Trust - American Century NVIT Growth Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks capital appreciation, and secondarily current income.
Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks to provide high total return (including income and capital gains) consistent with the preservation of capital over the long term.
Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund seeks to maximize an investors level of current income and preserve the investor's capital.
Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation through stocks.
Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation principally through investment in stocks.
Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks returns from both capital gains as well as income generated by dividends paid by stock issuers.
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2005
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.
Designation: STTF
Nationwide Variable Insurance Trust - Invesco NVIT Comstock Value Fund: Class IV (formerly, Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class IV)
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The Fund seeks long-term total return by investing primarily in securities of companies that meet the fund's financial criteria and social policy.
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Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.
Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	The fund seeks long-term total return consistent with reasonable risk.
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Designation: STTF
55

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Designation: STTF
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class VI
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2011
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Designation: STTF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Balanced Fund seeks a high level of total return through investment in both equity and fixed-income securities.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Capital Appreciation Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other NVIT Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
56

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc. and American Century Investment Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Designation: STTF
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Designation: STTF
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class IV
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Winslow Capital Management, Inc.; Neuberger Berman Management Inc. and Wells Capital Management, Inc.;
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Goldman Sachs Asset Management, L.P.; Wellington Management Company, LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
57

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Columbia Management Investment Advisers, LLC; Thompson, Siegel & Walmsley LLC
Investment Objective:	The fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	OppenheimerFunds, Inc.; Wellington Management Company, LLP
Investment Objective:	The Fund seeks capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; and Waddell & Reed Investment Management Company
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Brookfield Investment Management Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class IV
This Portfolio is only available in policies issued before May 1, 2003
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.
Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Templeton Investment Counsel, LLC
Investment Objective:	The Fund seeks to maximize total return consisting of capital appreciation and/or current income.
Designation: STTF
Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class Shares
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.
Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class Shares
This Portfolio is only available in policies issued before May 1, 2008
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term capital growth.
58

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class Shares
This Portfolio is only available in policies issued before May 1, 2008
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term growth by investing primarily in securities of companies that meet financial criteria and social policy.
Oppenheimer Variable Account Funds - Oppenheimer Global Fund/VA: Class 3 (formerly, Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3)
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.
Designation: STTF
Oppenheimer Variable Account Funds - Oppenheimer Global Fund/VA: Non-Service Shares (formerly, Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Non-Service Shares)
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.
Oppenheimer Variable Account Funds - Oppenheimer Global Strategic Income Fund/VA: Non-Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income principally derived from interest on debt securities.
Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.
Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares (formerly, Oppenheimer Variable Account Funds - Oppenheimer Main Street Small- & Mid-Cap Fund®/VA: Non-Service Shares)
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as option, futures contracts or swap agreements.
59

Putnam Variable Trust - Putnam VT Growth & Income Fund: Class IB
This Portfolio is only available in policies issued before May 1, 2005
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Capital growth and current income.
Putnam Variable Trust - Putnam VT International Equity Fund: Class IB
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited and Putnam Advisory Company, LLC
Investment Objective:	Capital appreciation.
Putnam Variable Trust - Putnam VT Voyager Fund: Class IB
This Portfolio is only available in policies issued before May 1, 2005
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Capital appreciation.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	Long-term capital appreciation.
The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I
This Portfolio is only available in policies issued before May 1, 2009
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.
The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
Van Eck VIP Trust - Van Eck VIP Emerging Markets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
Van Eck VIP Trust - Van Eck VIP Unconstrained Emerging Markets Bond Fund: Initial Class (formerly, Van Eck VIP Trust - Van Eck VIP Global Bond Fund: Initial Class)
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	High total return – income plus capital appreciation – by investing globally, primarily in a variety of debt securities.
Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management Inc.
Investment Objective:	Long-term capital appreciation.
60

Outside back cover page
To learn more about the policy, the policy owner should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the policy contact the Service Center:
•	by telephone at 1-800-688-5177
•	by mail to Nationwide Life Insurance Company P. O. Box 182928 Columbus, OH 43218-2928
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Nationwide Life Insurance Company and the policy. Information about Nationwide Life Insurance Company and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Investment Company Act of 1940 Registration File No. 811-04460
Securities Act of 1933 Registration File No. 333-164120

Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
P. O. Box 182928
Columbus, OH 43218-2928
1-800-688-5177

1-888-677-7393
STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Adjustable Variable Life Insurance Policy
This Statement of Additional Information ("SAI'') contains additional information regarding the Individual Flexible Premium Adjustable Variable Life Insurance Policy offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2013 and the prospectuses for the mutual funds. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus. No information is incorporated by reference in this SAI.
The date of this Statement of Additional Information is May 1, 2013.

Additional Policy Information
The Policy
The Policy, Application(s), Policy's specification page, and any Riders are the entire contract. Only statements made in the Applications can be used to void the Policy or to deny a claim. Nationwide assumes that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. Nationwide relies on those statements when issuing or changing a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state. The Policy is not eligible for dividends and is non-participating.
Temporary Insurance Coverage
Before full insurance coverage takes effect, an Owner may receive temporary insurance coverage (subject to Nationwide's underwriting rules and Policy conditions):
1.	by answering "no" to the health questions in the temporary insurance agreement;
2.	by paying the Minimum Initial Premium when the Application is signed; and
3.	if the Application is dated the same date as, or earlier than, the temporary insurance agreement.
Temporary insurance coverage will take effect as of the date of the temporary insurance agreement. Temporary insurance coverage shall not exceed the lesser of:
1.	the Face Amount applied for, including term insurance Riders; or
2.	$500,000.
If Nationwide does not approve the Application, a full refund of the initial Premium paid with the Application will be made to the Owner.
Temporary life insurance coverage is void if the Application contains any material misrepresentation. Benefits will also be denied if any proposed Insured commits suicide.
Temporary life insurance coverage terminates automatically, and without notice, on the earliest of:
•	5 days from the date the notification of termination of coverage is mailed to the Applicant;
•	the date that full insurance coverage takes effect under the Policy;
•	the date a policy, other than the Policy applied for, is offered to the Applicant; or
•	the 90th day from the date of the temporary agreement.
Right to Contest the Policy
In issuing the Policy, Nationwide relies on all statements made by or for the Owner and/or the Insured in the Application or in a supplemental Application. Therefore, Nationwide may contest the validity of the Policy based on material misstatements made in the Application (or any supplemental Application).
However, the Policy will not be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Issue Date. Likewise, any Policy change that requires Evidence of Insurability or any reinstatement of the Policy will not be contested after such change or reinstatement has been in effect during the Insured's lifetime for two years.
Misstatement of Age or Sex
If the Insured's Issue Age or sex was stated incorrectly in the Application, Nationwide will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct Issue Age and sex based on the most recent Monthly Deduction. No adjustment will be made to the Policy Account Value.
Suicide Exclusion
If the Insured commits suicide, while sane or insane, within two years of the Policy Issue Date, the Policy will terminate and Nationwide's liability will be limited to an amount equal to the Premiums paid, less any Indebtedness, and less any partial withdrawals previously paid.
2

If the Insured commits suicide, while sane or insane, within two years from the effective date of any change which increases the death benefit, the Policy will terminate and liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of insurance attributable to the increase and the expense charge for the increase in Face Amount previously deducted from Policy Account Value.
Certain states may require suicide exclusion provisions that differ from those stated here.
Assignment
The Owner may assign the Policy but Nationwide will not be bound by any assignment unless it is in writing and has been received it at Nationwide's Service Center. Your rights and those of any other person referred to in the Policy will be subject to the assignment. Nationwide assumes no responsibility for the validity of any assignments.
Beneficiary
The Beneficiary is entitled to the Insurance Proceeds under the Policy. The Beneficiary is as stated in the Application, unless later changed. When a Beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated. If two or more persons are named, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. If none of the persons named survives the Insured, Nationwide will pay the Insurance Proceeds in one sum to the Insured's estate.
More Information on Ownership Rights
The Owner may exercise certain rights under the Policy, including the following:
Selecting and Changing the Beneficiary
•	the Beneficiary (the person to receive the Insurance Proceeds when the Insured dies) is designated by the Owner in the Application.
•	the Owner may designate more than one Beneficiary. If more than one Beneficiary is designated, then each Beneficiary that survives the Insured shares equally in any Insurance Proceeds unless the Beneficiary designation states otherwise.
•	if there is not a designated Beneficiary surviving at the Insured's death, Nationwide will pay the Insurance Proceeds in a lump sum to the Insured's estate.
•	the Beneficiary may be changed by providing Nationwide with Written Notice while the Insured is living.
•	the change is effective as of the date the Written Notice is completed and signed, regardless of whether the Insured is living when Nationwide receives the notice.
•	Nationwide is not liable for any payment or other actions taken before the Owner's Written Notice is received.
•	a Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.
Changing the Owner
•	the Owner may be changed by providing a Written Notice to Nationwide at its Service Center at any time while the Insured is alive.
•	the change is effective as of the date the Written Notice is completed and signed, regardless of whether the Insured is living when the request is received by Nationwide.
•	Nationwide is not liable for any payment or other actions taken before Written Notice is received.
•	changing the Owner does not automatically change the Beneficiary or the Insured.
•	changing the Owner may have tax consequences. Consult a tax advisor before changing the Owner.
Assigning the Policy
•	Policy rights may be assigned while the Insured is alive by submitting Written Notice to Nationwide's Service Center.
•	the interests of the Owner, and any Beneficiary or other person will be subject to any assignment.
•	the Owner retains any ownership rights that are not assigned.
•	assignments are subject to any Policy loan, Policy liens, garnishments, court orders, or any previous assignment..
•	Nationwide is not:
❍	bound by any assignment unless Written Notice of the assignment is received at its Service Center;
❍	responsible for the validity of any assignment or determining the extent of an assignee's interest; or
❍	liable for any payment made before Written Notice of the assignment is received at its Service Center.
•	assigning the Policy may have tax consequences. Consult a tax advisor before assigning the Policy.
3

Changing Death Benefit Options
The following rules apply to any change in death benefit options:
•	a Written Request for any change in death benefit options must be submitted to Nationwide's Service Center.
•	the Owner may be required to return the Policy in order to make a change.
•	the effective date of the change in death benefit option will be the Policy Processing Day on or following the date the request for a change is approved.
Changing from Option A to Option B:
•	Nationwide will first decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) and then any applicable Rider coverage amounts by the Policy Account Value on the effective date of the change.
•	the death benefit will not change on the effective date of the change.
•	the net amount at risk will generally remain level. This means there will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Policy Account Value increases (unless the death benefit is based on the applicable percentage of Policy Account Value).
•	if the Face Amount or applicable Rider coverage amount would be reduced to less than the minimum Initial Face Amount or minimum amount in which the Policy or applicable Rider could be issued, then Nationwide will not allow the change in death benefit option.
Changing from Option B to Option A:
•	the Face Amount will be increased by the Policy Account Value on the effective date of the change.
•	the death benefit will not change on the effective date of the change.
•	unless the death benefit is based on the applicable percentage of Policy Account Value, if the Policy Account Value increases, the net amount at risk will decrease over time, thereby reducing the cost of insurance charge.
Premium Classes
Nationwide currently places each Insured into one of three standard Premium Classes – preferred, nonsmoker, and smoker – or into a Premium Class with extra ratings. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings.
•	the preferred Premium Class is only available if the Face Amount equals or exceeds $100,000. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.
•	nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. The nonsmoker designation is not available for Insureds under Attained Age 21, but shortly before an Insured attains age 21, Nationwide may notify the Insured about possible classification as a nonsmoker. If the Insured does not qualify as a nonsmoker or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.
•	Premium Classes with extra ratings generally reflect higher mortality risks and thus higher cost of insurance rates. Nationwide may place an Insured into a Premium Class with extra ratings for a temporary period of time, due to occupation or temporary illness. Nationwide also may place an Insured into a Premium Class with permanent extra ratings.
Loan Interest
Charged Loan Interest. Interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest, beginning 23 days after the Policy Anniversary. Unpaid interest is allocated based on the written instructions of the Owner. If there are no such instructions or the Policy Account Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value in the Subaccounts bear to the total unloaned Policy Account Value.
Earned Loan Interest. Nationwide transfers earned loan interest to the Subaccounts and/or the Guaranteed Account and recalculates collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan balance) minus any loan repayments.
4

Effect of Policy Loans
A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the death benefit. The Insurance Proceeds and Net Cash Surrender Value include reductions for the amount of any Indebtedness. Repaying a loan causes the death benefit and Net Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, Nationwide holds an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. Amounts transferred from the Separate Account to the Loan Account will affect the Policy Account Value, even if the loan is repaid, because these amounts are credited with an interest rate declared by Nationwide rather than with a rate of return that reflects the investment performance of the Separate Account.
Accordingly, the effect on the Policy Account Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.
Allocations After Increase in Face Amount
Nationwide uses a special method to allocate a portion of existing Policy Account Value to an increase in Face Amount. This method is also used to allocate Premium payments, made on or after the effective date of the increase, between the Initial Face Amount and the increase.
This special method involves allocating according to a ratio between:
1.	the guideline annual premium for the Initial Face Amount; and
2.	the guideline annual premium for the total Face Amount on the effective date of the increase (before any deductions are made).
❍	the guideline annual premium is defined in regulations under the Investment Company Act of 1940, as amended. It is used in connection with the calculation of surrender charges. It is approximately equal to the amount of Premium that would be required on an annual basis to keep the Policy in force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return.
If there is more than one increase in Face Amount, guideline annual premiums for each increase in Face Amount are used to allocate Policy Account Values and subsequent Premium payments among the various increases.
Delays in Payments
Nationwide usually pays the amounts of any Surrender, partial withdrawal, Insurance Proceeds, loan, or settlement options within seven days after all applicable Written Notices, permitted telephone, fax, and/or e-mail requests, and/or due proofs of death are received at the Service Center. However, these payments can be postponed if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC");
•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.
Nationwide reserves the right to defer payment of amounts from the Guaranteed Account for up to six months after receipt of the payment request. Interest on any payment deferred for 30 days or more will be paid at an annual rate of 3%.
Nationwide reserves the right to defer payment of Surrenders, partial withdrawals, Insurance Proceeds, or payments under a settlement option until any check or draft submitted to our Service Center has been honored.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, Nationwide may be required to reject a Premium payment. Nationwide may also be required to provide additional information about accounts to government regulators. In addition, Nationwide also may be required to block an account and thereby refuse to pay any request for transfers, withdrawals, Surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.
5

Dollar Cost Averaging
If the Owner elects the dollar cost averaging program offered under the Policy, each month on the Policy Processing Day Nationwide will automatically transfer equal amounts (minimum $500) from the chosen Subaccount to the designated "target accounts" in the percentages selected. The Owner may have multiple target accounts.
To participate in dollar cost averaging, elect a period of time and place the following minimum amount in any one Subaccount (not the Guaranteed Account):
Dollar Cost Averaging Period	Minimum Amount
6 months	$ 3,000
12 months	$ 6,000
18 months	$ 9,000
24 months	$12,000
30 months	$15,000
36 months	$18,000
If dollar cost averaging has been elected, the program will start on the first Policy Processing Day after the later of:
1.	the Policy Date;
2.	the end of the 15-day period when Premiums have been allocated to the Money Market Subaccount; or
3.	when the value of the chosen Subaccount equals or exceeds the greater of: (a) the minimum amount stated above; or (b) the amount of the first monthly transfer.
Dollar cost averaging will end if:
•	Written Request to cancel your participation is received at Nationwide's Service Center;
•	the value in the chosen Subaccount is insufficient to make the transfer;
•	the specified number of transfers has been completed; or
•	the Policy enters the Grace Period.
The Owner will receive Written Notice confirming each transfer and when the program has ended. The Owner is responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer fee. Nationwide may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days Written Notice. The dollar cost averaging program cannot be chosen while participating in the automatic asset rebalancing program or if a Policy loan is outstanding.
Automatic Asset Rebalancing
If the Owner elects the automatic asset rebalancing program offered under the Policy, Nationwide will automatically reallocate the Policy Account Value in the Subaccounts invested in at the end of each quarterly or annual period to match the Policy's currently effective premium allocation schedule.
To participate in the automatic asset rebalancing program:
•	this feature must be elected in the Application or after issue by submitting an automatic asset rebalancing request form to the Service Center; and
•	the Policy Account Value must be, at minimum, $1,000.
There is no additional charge for the automatic asset rebalancing program. Any reallocation that occurs under the automatic asset rebalancing program will not be counted towards the 12 "free" transfers allowed during each Policy Year. This program may be ended at any time.
Automatic asset rebalancing will end if:
•	the total value in the Subaccounts is less than $1,000;
•	a transfer is made;
•	changes are made to the current premium allocation instructions; or
•	Nationwide receives Written Request to terminate the program.
Nationwide may modify, suspend, or discontinue the automatic asset rebalancing program at any time. Automatic asset rebalancing cannot be chosen while participating in the dollar cost averaging program.
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Charge Discounts for Sales to Certain Policies
The Policy is available for purchase by individuals, corporations, and other groups. Nationwide may reduce or waive certain charges (such as the premium expense charge, initial administrative charge, surrender charge, monthly administrative charge, monthly cost of insurance, or other charges) where the size or nature of such sales results in savings with respect to sales, underwriting, administrative, or other costs. Nationwide also may reduce or waive charges on Policies sold to its officers, directors, employees, or affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.
Generally, charges are reduced or waived based on a number of factors, including:
•	the number of Insureds;
•	the size of the group of purchasers;
•	the total Premium expected to be paid;
•	total assets under management for the Owner;
•	the nature of the relationship among individual Insureds;
•	the purpose for which the Policies are being purchased;
•	the expected persistency of individual Policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.
Reductions or waivers of charges will not discriminate unfairly among Policy Owners.
Payment of Policy Benefits
Benefit Payable on Final Policy Date
If the Insured is living on the Final Policy Date (at Insured's Attained Age 100), Nationwide will pay the Owner the Policy Account Value less any Indebtedness and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date, although this payment may be postponed under certain conditions. Owners may elect to continue the Policy beyond Insured's Attained Age 100 under the Final Policy Date Extension Rider.
Insurance Proceeds
Insurance Proceeds will ordinarily be paid to the Beneficiary within seven days after receipt of proof of the Insured's death and all other requirements are satisfied, including receipt at the Service Center of all required documents. Generally, the amount of a payment from the Separate Account is determined as of the date of death. Insurance Proceeds are paid in a single sum unless an alternative settlement option has been selected. If Insurance Proceeds are paid in a single sum, interest is paid at an annual rate of 3% (unless Nationwide declares a higher rate) on the Insurance Proceeds from the date of death until payment is made. Payment of Insurance Proceeds may be postponed under certain conditions.
Settlement Options
In lieu of a single sum payment on death, Surrender, or maturity, one of the following settlement options may be elected. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. As part of Nationwide's general account assets, settlement option proceeds may be subject to claims of creditors. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options generally include such earnings. Consult a tax advisor as to the tax treatment of payments under settlement options.
•	Proceeds at Interest Option. Proceeds are left on deposit to accumulate with Nationwide with interest payable at 12, 6, 3, or 1-month intervals.
•	Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1- month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.
•	Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3-month intervals. Payments may be increased by additional interest, which would increase the installments certain.
•	Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.
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•	Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.
A guaranteed interest rate of 3% per year applies to the above settlement options. Nationwide may declare additional rates of interest at its sole discretion. Nationwide may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.
Policy Termination
The Policy will terminate on the earliest of:
•	the Final Policy Date;
•	the end of the Grace Period without a sufficient payment;
•	the date the Insured dies; or
•	the date the Policy is surrendered.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•	the request must be in writing and signed by the policy owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•	the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•	the surrender Proceeds must be returned in their entirety; and
•	the insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•	the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
•	any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•	interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•	interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•	any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Supplemental Benefits and Riders
Long-Term Care Benefit Riders
Nationwide offers the following three Long-Term Care Benefit Riders:
1.	Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider")
2.	Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider")
3.	Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider")
If the Owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider must also be added, while the Owner may also add the LTC Extended Rider. The Owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.
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The Riders have conditions that may affect other rights and benefits under the Policy. For example, Nationwide restricts the Owner's ability to allocate Premiums and Policy Account Value to the Separate Account while benefits are being paid. In addition, each Rider imposes a separate monthly charge that will be deducted from the Policy Account Value as part of the Monthly Deduction.
Owners residing in states that have approved the Long-Term Care Benefit Riders may generally elect to add them to their Policy at any time, subject to Nationwide receiving satisfactory additional Evidence of Insurability and increasing the Face Amount. The Long-Term Care Benefit Riders may not be available in all states and the terms under which they are available may vary from state to state.
These Riders may not cover all of the long-term care expenses incurred by the Insured during the period of coverage. Each Rider contains specific details that the Owner should review before adding the Rider to your Policy. Consult a tax advisor before adding the LTC Acceleration Rider or the LTC Extended Rider to the Policy.
Long-Term Care Acceleration Benefit Rider
Operation of the Long-Term Care Acceleration Benefit Rider. The LTC Acceleration Rider provides for periodic payments to the Owner of a portion of the death benefit if the Insured becomes chronically ill so that the Insured:
(1)	is unable to perform at least two activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity; or
(2)	requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.
Benefits under this Rider will not begin until Nationwide receives proof that the Insured is chronically ill and 90 calendar days have elapsed since receiving "qualified long-term care service" as defined in the Rider, while the Policy was in force (the "elimination period"). The Owner must continue to submit periodic evidence of the Insured's continued eligibility for Rider benefits.
Nationwide determines a maximum amount of death benefit that it will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the acceleration death benefit, as defined in the Rider, divided by the minimum months of acceleration benefits stated in the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. Expenses incurred during the elimination period, however, are excluded from any determination of a benefit.
Each benefit payment reduces the remaining death benefit under the Policy, and causes a proportionate reduction in Face Amount, Policy Account Value, and surrender charge. If the Owner has a Policy loan, Nationwide will use a portion of each benefit to repay Indebtedness. Nationwide will recalculate the Maximum Monthly Benefit if the Owner makes a partial withdrawal of Policy Account Value, and for other events described in the Rider.
Restrictions on Other Rights and Benefits. Before Nationwide begins paying any benefits, all Policy Account Value will be transferred from the Separate Account to the Guaranteed Account. In addition, the Owner will not be permitted to transfer Policy Account Value or allocate any additional Premiums to the Separate Account while Rider benefits are being paid. Participation in any of the automatic investment plans (such as dollar cost averaging) will also be suspended during this period. If the death benefit on the Policy is Option B, Nationwide will change it to Option A.
If the Insured no longer qualifies for Rider benefits, is not chronically ill, and the Policy remains in force, the Owner will be permitted to allocate new Premiums or transfer existing Policy Account Value to the Separate Account, and to change the death benefit option. Nationwide will waive restrictions on transfers from the Guaranteed Account to the Separate Account in connection with such transfers.
Charges for the Rider. The LTC Acceleration Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits, the LTC Acceleration Rider waives this charge until the Insured no longer qualifies for Rider benefits and is not chronically ill.
Termination of the Rider. The Rider will terminate when the acceleration death benefit is zero, the Policy terminates, or the Owner requests to terminate the Rider.
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Long-Term Care Waiver Benefit Rider
Operation of the Long-Term Care Waiver Benefit Rider. After the elimination period noted above, the LTC Waiver Rider provides for the payment of monthly Premiums (equal on an annual basis to the minimum annual premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date. This Rider also provides a residual death benefit. The LTC Waiver Rider is nonseverable from the LTC Acceleration Rider.
Charges for the Rider. The LTC Waiver Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages. Nationwide may increase the rates for this charge on a class basis.
Termination of the Rider. The LTC Waiver Rider will terminate when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or on the Policy Anniversary when the Insured's Attained Age is 100.
Long-Term Care Extended Insurance Benefit Rider
Operation of the Long-Term Care Extended Insurance Benefit Rider. Following the full payment of the acceleration death benefit provided under the LTC Acceleration Rider, the LTC Extended Rider provides for periodic reimbursements of expenses incurred for qualified long-term care services, as defined in the Rider. There is no new elimination period under this Rider if benefits are continuous. The Owner must continue to submit periodic evidence of the Insured's eligibility for Rider benefits.
Nationwide determines a maximum amount of benefit that will be paid for each month of qualification. This amount, called the "Maximum Monthly Benefit" is the Rider coverage amount divided by the minimum months of acceleration benefits shown on the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. The LTC Extended Rider also offers an optional nonforfeiture benefit and an optional inflation benefit.
Charges for the Rider. The LTC Extended Rider imposes a monthly charge on the coverage amount of the Rider. This charge is level for the duration of the Rider and based on the Issue Age of the Insured when the Rider is issued. If the Owner increases the Rider coverage amount, a new charge based on the Issue Age of the Insured at that time will apply to the increase. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits under the LTC Acceleration Rider, this charge is waived until the Insured no longer qualifies for benefits under the LTC Acceleration Rider or the LTC Extended Rider and is not chronically ill.
Termination of the Rider. The LTC Extended Rider will terminate when benefits under the Rider have been fully paid, when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or the Owner requests to terminate the Rider.
Accelerated Death Benefit Rider
Owners residing in states that have approved the Accelerated Death Benefit Rider (the "ADB Rider") may generally choose to add it to the Policy at any time subject to Nationwide has receiving satisfactory additional Evidence of Insurability. The terms of the ADB Rider may vary from state to state.
Generally, the ADB Rider allows the Owner to receive an accelerated payment of part of the Policy's death benefit generally when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Policies issued before April 9, 2001, or the date state approval is obtained, if later, accelerated payments also may be permitted if the Insured has been confined to a nursing care facility (as defined in the ADB Rider) for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life. There are no restrictions on the use of the benefit.
There is no additional charge for this Rider but there is a charge if it is invoked. An administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit amount at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding Policy loan and on the Death Benefit lien.
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Tax Consequences of the ADB Rider. The federal income tax consequences associated with adding the ADB Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the ADB Rider to the Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ADB Rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible death benefit less 25% of any Indebtedness. The ADB Rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to Owners by Nationwide and its affiliates to $250,000. Nationwide may increase this $250,000 maximum to reflect inflation.
Eligible death benefit means: The Insurance Proceeds payable under the Policy if the Insured died at the time Nationwide approves a claim for an accelerated death benefit, minus:
1.	any Premium refund payable at death if the Insured died at that time; and
2.	any insurance payable under the terms of any other Rider.
An Owner may submit Written Notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay Premiums and Policy loan interest. The Owner may elect to receive the accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at death under the Policy will be paid to the Beneficiary in a lump sum.
Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force and the Owner must submit Written Notice, "due proof of eligibility," and a completed claim form to the Service Center. Due proof of eligibility means a written certification (described more fully in the ADB Rider) in a form acceptable to Nationwide from a treating physician (as defined in the ADB Rider) stating that the Insured has a terminal illness or, in certain states only, is expected to be permanently confined to a nursing care facility.
Nationwide may request additional medical information from the Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. Nationwide will not approve a claim for an accelerated death benefit payment if:
1.	the Policy is assigned in whole or in part;
2.	if the terminal illness (or, in certain states only, the permanent confinement to a nursing care facility) is the result of intentionally self-inflicted injury; or
3.	if the Owner is required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.
Operation of the ADB Rider. The accelerated death benefit is made in the form of a Policy loan up to the amount of the maximum loan available under the Policy at the time the claim is approved, resulting in a Policy loan being made in the amount of the requested benefit. This Policy loan operates as would any loan under the Policy.
To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the death benefit payable under the Policy (the "death benefit lien") in the amount of this excess. Interest will accrue daily, at a rate determined as described in the ADB Rider, on the amount of this lien, and upon the death of the Insured the amount of the lien and accrued interest thereon will be subtracted from the amount of Insurance Proceeds payable at death.
Effect on Existing Policy. The Insurance Proceeds otherwise payable at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a Surrender, a Policy loan, or a partial withdrawal, the Net Cash Surrender Value and Loan Account value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Account value being reduced to zero.
Premiums and Policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future periodic planned Premiums and Policy loan interest may be paid automatically through additional accelerated death benefits.
In addition to a Lapse under the applicable provisions of the Policy, the Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at death.
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Termination of the ADB Rider. The ADB Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary when the Insurance Proceeds payable at death on such Policy Anniversary is less than or equal to zero.
Additional Insurance Benefit Rider
The Additional Insurance Benefit Rider ("AIB Rider") provides an additional death benefit payable on the death of the Insured without increasing the Policy's Face Amount. The AIB Rider may not be available in all states.
The additional death benefit under the AIB Rider is:
(a)	the Face Amount plus the Rider coverage amount less the Policy's death benefit (if death benefit Option A is in effect); or
(b)	the Face Amount plus the Rider coverage amount plus the Policy Account Value less the death benefit (if death benefit Option B is in effect).
Please note the following about the AIB Rider:
•	the AIB Rider may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The AIB Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the Insured's Attained Age 100 (80 in New York).
•	the AIB Rider has a cost of insurance charge that is deducted from the Policy Account Value as part of the Monthly Deduction. This charge is in addition to the cost of insurance charge assessed on the Policy's net amount at risk.
•	if you change from death benefit Option A to death benefit Option B, Nationwide will first decrease the Policy's Face Amount and then the Rider coverage amount by the Policy Account Value.
•	if death benefit Option A is in effect and the Owner makes a partial withdrawal, Nationwide will first decrease the Policy's Face Amount and then the Rider coverage amount by the amount withdrawn (including the partial withdrawal charge).
•	the AIB Rider has no cash or loan value.
•	the AIB Rider has no surrender charge, additional surrender charge, or premium expense charge.
❍	Since there is no surrender charge for decreasing the Rider coverage amount, such a decrease may be less expensive than a decrease of the same size in the Face Amount of the Policy (if the Face Amount decrease would be subject to a surrender charge). But, continuing coverage on such an increment of Policy Face Amount may have a cost of insurance charge that is higher than the same increment of coverage amount under the Rider. Consult your agent before buying an AIB Rider, and before deciding whether to decrease Policy Face Amount or AIB Rider coverage amount.
•	after the first Policy Year and subject to certain conditions, the Owner may increase or decrease the Rider coverage amount separately from the Policy's Face Amount (and the Policy's Face Amount may be increased or decreased without affecting the Rider coverage amount).
•	to comply with the maximum premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"), insurance coverage provided by an AIB Rider is treated as part of the Policy's Face Amount (see "Federal Tax Considerations").
Other Riders
In addition to the Long-Term Care Benefit Riders, Accelerated Death Benefit Rider, and Additional Insurance Benefit Rider, the following Riders are also available under the Policy. These Riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account.
•	Change of Insured: This Rider permits the Owner to change the Insured, subject to certain conditions and Evidence of Insurability. The Policy's Face Amount will remain the same, and the Monthly Deduction for the cost of insurance and any other benefits provided by Rider will be adjusted for the Attained Age and Premium Class of the new Insured as of the effective date of the change. As the change of an Insured is generally a taxable event, consult a tax advisor before making such a change.
•	Children's Term Insurance: This Rider provides level term insurance on each of the Insured's dependent children, until the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; (3) the child's 25th birthday; or (4) the Policy Anniversary nearest the Insured's 65th birthday. Upon expiration of the term insurance on the life of a child and subject to certain conditions, it may be converted without Evidence of Insurability to a whole life policy providing a level Face Amount of insurance and a level premium. The Face Amount of the new policy may be up to five times the amount of the term insurance in force on the expiration date. The Rider is issued to provide
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between $5,000 and $15,000 of term insurance on each insured child. Each insured child under this Rider will have the same amount of insurance. This Rider must be selected at the time of application for the Policy or upon an increase in Face Amount.
•	Convertible Term Life Insurance: This Rider provides term insurance on an additional insured ("other insured"). This Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the other insured's Attained Age 100 (80 in New York). If the Policy is extended by the Final Policy Date Extension Rider, this Rider will terminate on the original Final Policy Date. This Rider and the Guaranteed Minimum Death Benefit Rider may not be issued on the same Policy.
•	Disability Waiver Benefit: This Rider provides that in the event of the Insured's total disability (as defined in the Rider), which begins while the Rider is in effect and which continues for at least six months, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day during the first five Policy Years while the Insured is totally disabled (the amount of the payment will be based on the minimum annual premium). Nationwide will also waive all Monthly Deductions due after the commencement of and during the continuance of the total disability after the first five Policy Years. This Rider terminates on the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the Insured's Attained Age 60 (except for benefits for a disability which began before that Policy Anniversary).
•	Disability Waiver of Premium Benefit: This Rider provides that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled. At the time of application, the Owner selects a monthly benefit amount. This amount is generally intended to reflect the amount of the Premiums expected to be paid monthly. In the event of the Insured's total disability, the amount of the Premium payment applied on each Policy Processing Day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the Premium payments less partial withdrawals for the Policy since its Policy Date. This Rider and another disability waiver benefit Rider cannot be elected in the same Policy.
•	Final Policy Date Extension: This Rider extends the Final Policy Date 20 years past the original Final Policy Date. This benefit may be added only on or after the anniversary nearest the Insured's 90th birthday. There is no additional charge for this benefit. The death benefit after the original Final Policy Date will be the Policy Account Value. All other Riders in effect on the original Final Policy Date will terminate on the original Final Policy Date. Consult a tax advisor before adding this benefit and/or continuing the Policy beyond the Insured's Attained Age 100 because doing so may have tax consequences.
•	Guaranteed Minimum Death Benefit: This Rider provides a guarantee that, if the Net Cash Surrender Value is not sufficient to cover the Monthly Deductions, and the Minimum Guarantee Premium has been paid, the Policy will not Lapse prior to the end of the death benefit guarantee period (as defined in the Rider). If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Face Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) expiration of the death benefit guarantee period. This Rider and the Convertible Term Life Insurance Rider may not be issued on the same Policy.
Illustrations
Nationwide will provide illustrations of future benefits under the policy before the policy is purchased and upon request thereafter. Nationwide may assess a $25 fee for this service to persons who request more than one policy illustration during a policy year.
Performance Data
Rating Agencies
Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate Nationwide. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the Investment Experience or financial strength of the Variable Account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
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Money Market Yields
Nationwide may advertise the "yield" and "effective yield" for the money market Sub-Account. Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.
Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund's units. The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC. Thus, effective yield will be slightly higher than yield, due to the compounding.
Historical Performance of the Sub-Accounts
Nationwide will advertise historical performance of the Sub-Accounts in accordance with SEC prescribed calculations. Performance information is annualized. However, if a Sub-Account has been available in the Variable Account for less than one year, the performance information for that Sub-Account is not annualized. Performance information is based on historical earnings and is not intended to predict or project future results.
Standard & Poor's
"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Nationwide and the Nationwide Variable Insurance Trust. Neither the Policy nor the S&P 500 Index Fund is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").
S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Policy and the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Nationwide and Nationwide Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to Nationwide, Nationwide Variable Insurance Trust, the Policy, or the S&P 500 Index Fund. S&P has no obligation to take the needs of Nationwide, Nationwide Variable Insurance Trust, or the Owners of the Policy or the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the S&P 500 Index Fund or the timing of the issuance or sale of the Policy or the S&P 500 Index Fund or in the determination or calculation of the equation by which the Policy or the S&P 500 Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the S&P 500 Index Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Nationwide, Nationwide Variable Insurance Trust, Owners of the Policy and the S&P 500 Index Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Additional Information
Potential Conflicts of Interest
In addition to the Separate Account, the Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously. Although neither Nationwide nor the Portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Portfolio shares by one or more of the
14

separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.
If a Portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.
The Portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio.
Policies Issued in Conjunction with Employee Benefit Plans
Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. Illustrations reflecting the Premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female Insureds.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.
Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables, which distinguish between men and women, and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.
Safekeeping of Account Assets
Nationwide holds the Separate Account's assets physically segregated and apart from the general account. Nationwide maintains records of all purchases and sale of Portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $25 million per occurrence and $50 million in the aggregate covering our officers and employees has been issued by Fidelity and Deposit Insurance Company (a division of Zurich American Insurance Company).
Reports to Owners
At least once each year, Nationwide will send an Owner a report showing the following information as of the end of the report period:
•	the current Policy Account Value, Guaranteed Account value, Subaccount values, and Loan Account value;
•	the current Net Cash Surrender Value;
•	the current death benefit;
•	the current amount of any Indebtedness;
•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions); and
•	any other information required by law.
15

Nationwide currently sends these reports quarterly. In addition, Nationwide will send a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).
Similar reports can be prepared at other times for a reasonable fee. Nationwide reserves the right to limit the scope and frequency of these requested reports.
Nationwide will send a semi-annual report containing the financial statements of each Portfolio in which an Owner is invested.
Records
Nationwide will maintain all records relating to the Separate Account and the Guaranteed Account at the Service Center.
Independent Registered Public Accounting Firm
The financial statements of Nationwide Provident VLI Separate Account 1 and the consolidated financial statements and schedules of Nationwide Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.
Additional Information about the Company
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under Ohio law in March 1929, with its Main Administrative Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia and Puerto Rico. Nationwide is a member of the Nationwide group of companies, which is comprised of Nationwide Mutual Insurance Company ("NMIC") and all of its subsidiaries and affiliates. Nationwide is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide is an indirect wholly owned subsidiary, and NFS a direct wholly owned subsidiary, of NMIC.
On January 1, 2009, NFS became a private wholly owned subsidiary of NMIC. NFS is the holding company of Nationwide and other companies that comprise the retirement savings operations of the Nationwide group of companies. The Nationwide group of companies is one of America's largest insurance and financial services family of companies, with combined assets of over $168.3 billion as of December 31, 2012.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of NFS. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to Nationwide Life Insurance Company of America, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Effective following the close of business on December 31, 2009, NLICA merged with and into Nationwide, and Nationwide was the surviving company.
Nationwide submits annual statements on our operations and finances to insurance officials in all states and jurisdictions in which it does business. Nationwide has filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.
Nationwide intends to reinsure a portion of the risks assumed under the Policies.
Underwriters
The current distributor of the Policies is Nationwide Investment Services Corporation ("NISC") located at One Nationwide Plaza, Columbus, Ohio 43215, an affiliate of Nationwide. Until May 1, 2009, the Policies were distributed by Nationwide Securities, LLC ("NSLLC") (formerly, 1717 Capital Management Company), located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned indirect subsidiary of Nationwide.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new policies will be sold, but agents may continue to accept additional premium on existing Policies. Agents are registered representatives of broker dealers
16

registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").
Gross first year commissions paid by Nationwide on the sale of these Policies provided by NISC are approximately 91% of the target premium plus 2% of any excess premium payments. Nationwide pays gross renewal commissions in years two through 10 on the sale of the Policies provided by NISC that will not exceed 2% of actual premium payment, and will be 0% in policy years 11 and thereafter. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value.
NISC received no compensation as principal underwriter of variable life insurance policies and variable annuity contracts offered by insurance company subsidiaries of Nationwide Financial Services, Inc. for each of this Variable Account's last three fiscal years.
Additional Information about the Separate Account
On October 1, 2002, in connection with the sponsored demutualization (whereby NLICA converted from a mutual insurance company to a stock life insurance company, became a wholly-owned subsidiary of NFS, and changed its name from Provident Mutual Life Insurance Company to Nationwide Life Insurance Company of America), the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.
Financial Statements
All financial statements included in the SAI should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
17

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and

Contract Owners of Nationwide Provident VLI Separate Account 1:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide Provident VLI Separate Account 1 (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2012, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2012, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 13, 2013

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2012

Assets:
Investments at fair value:

Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
822,408 shares (cost $18,869,234)	$22,846,500
Global Allocation V.I. Fund - Class II (MLVGA2)
74,299 shares (cost $1,172,628)	1,193,982
Stock Index Fund, Inc. - Initial Shares (DSIF)
241,130 shares (cost $6,759,276)	7,682,390
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
326,267 shares (cost $1,300,478)	1,278,966
Janus Aspen Series - Balanced Portfolio - Service Shares (JABS)
85,852 shares (cost $2,444,702)	2,439,910
Janus Aspen Series - Forty Portfolio - Service Shares (JACAS)
97,963 shares (cost $3,006,953)	3,945,964
Janus Aspen Series - Global Technology Portfolio - Service Shares (JAGTS)
154,215 shares (cost $936,860)	949,962
Janus Aspen Series - Overseas Portfolio - Service Shares (JAIGS)
156,177 shares (cost $6,303,168)	5,783,232
Investors Growth Stock Series - Initial Class (MIGIC)
61,419 shares (cost $646,795)	749,927
Value Series - Initial Class (MVFIC)
201,472 shares (cost $2,349,307)	2,901,199
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
42,010 shares (cost $669,092)	720,055
Core Plus Fixed Income Portfolio - Class I (MSVFI)
66,373 shares (cost $663,387)	706,208
Emerging Markets Debt Portfolio - Class I (MSEM)
66,844 shares (cost $581,879)	636,352
U.S. Real Estate Portfolio - Class I (MSVRE)
43,055 shares (cost $609,906)	671,225
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
397,659 shares (cost $5,603,978)	6,068,274
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
20,060 shares (cost $359,202)	395,186
American Funds NVIT Bond Fund - Class II (GVABD2)
27,880 shares (cost $308,207)	327,038
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
55,473 shares (cost $1,033,095)	1,317,476
American Funds NVIT Growth Fund - Class II (GVAGR2)
19,763 shares (cost $910,141)	1,194,843
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
6,380 shares (cost $221,932)	263,957
Federated NVIT High Income Bond Fund - Class I (HIBF)
60,163 shares (cost $417,953)	415,125
Federated NVIT High Income Bond Fund - Class III (HIBF3)
276,954 shares (cost $1,895,718)	1,910,982
NVIT Emerging Markets Fund - Class I (GEM)
91,453 shares (cost $1,053,585)	1,083,718
NVIT Emerging Markets Fund - Class III (GEM3)
274,667 shares (cost $2,827,385)	3,249,305
NVIT International Equity Fund - Class III (GIG3)
11,240 shares (cost $93,589)	103,182
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
35,023 shares (cost $281,107)	320,111
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
1,436,627 shares (cost $11,242,601)	11,981,468
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
17,006 shares (cost $179,764)	186,213
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
23,820 shares (cost $206,332)	212,713
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
4,305 shares (cost $45,702)	46,491
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
5,278 shares (cost $55,190)	55,524
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
439 shares (cost $4,681)	4,699

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2012

NVIT Cardinal Moderate Fund - Class I (NVCMD1)
58,628 shares (cost $561,333)	624,384
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
30,115 shares (cost $294,417)	305,062
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
3,339 shares (cost $34,435)	36,063
NVIT Core Bond Fund - Class I (NVCBD1)
30,139 shares (cost $331,975)	340,873
NVIT Core Plus Bond Fund - Class I (NVLCP1)
2,681 shares (cost $30,634)	31,687
NVIT Nationwide Fund - Class IV (TRF4)
8,711,530 shares (cost $90,175,246)	88,770,493
NVIT Government Bond Fund - Class I (GBF)
44,791 shares (cost $536,589)	520,914
NVIT Government Bond Fund - Class IV (GBF4)
1,523,026 shares (cost $17,994,986)	17,712,795
American Century NVIT Growth Fund - Class IV (CAF4)
1,136,755 shares (cost $12,844,601)	17,733,379
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
420,445 shares (cost $3,520,312)	4,200,245
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
1,228 shares (cost $16,257)	16,758
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
425 shares (cost $6,273)	6,413
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
241,013 shares (cost $2,479,347)	2,506,539
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
3,662,853 shares (cost $32,743,080)	41,243,723
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
2,072,457 shares (cost $21,200,014)	23,128,615
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
276,595 shares (cost $2,869,629)	3,039,780
NVIT Mid Cap Index Fund - Class I (MCIF)
209,368 shares (cost $3,421,721)	3,984,265
NVIT Multi-Manager International Growth Fund - Class III (NVMIG3)
151,126 shares (cost $1,262,511)	1,520,331
NVIT Multi-Manager International Value Fund - Class III (GVDIV3)
1,496,925 shares (cost $16,611,566)	14,580,051
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)
1,159,071 shares (cost $15,445,433)	11,324,123
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
352,575 shares (cost $3,285,235)	3,716,138
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
305,593 shares (cost $2,755,677)	2,863,404
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
4,177,882 shares (cost $31,675,520)	44,452,669
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
476,855 shares (cost $4,193,795)	4,925,911
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
93,527 shares (cost $1,212,707)	1,626,441
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)
1,485,725 shares (cost $15,734,862)	17,531,553
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)
801,302 shares (cost $14,073,421)	15,673,461
NVIT Multi-Sector Bond Fund - Class I (MSBF)
211,051 shares (cost $1,820,142)	2,002,874
NVIT S&P 500 Index Fund - Class IV (GVEX4)
11,783,947 shares (cost $94,785,584)	116,896,757
NVIT Short Term Bond Fund - Class II (NVSTB2)
129,909 shares (cost $1,351,048)	1,367,940
NVIT Large Cap Growth Fund - Class I (NVOLG1)
5,073,787 shares (cost $77,023,789)	87,827,253
Templeton NVIT International Value Fund - Class III (NVTIV3)
16,000 shares (cost $197,917)	195,362
Van Kampen NVIT Comstock Value Fund - Class IV (EIF4)
1,304,864 shares (cost $14,104,400)	14,901,551
NVIT Real Estate Fund - Class I (NVRE1)
387,769 shares (cost $3,035,266)	3,672,169

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2012

NVIT Money Market Fund - Class IV (SAM4)
37,853,401 shares (cost $37,853,401)	37,853,401
VPS Growth and Income Portfolio - Class A (ALVGIA)
82,455 shares (cost $1,361,304)	1,721,651
VPS Small/Mid Cap Value Portfolio: Class A (ALVSVA)
136,529 shares (cost $2,063,515)	2,412,472
VP Income & Growth Fund - Class I (ACVIG)
196,612 shares (cost $1,135,239)	1,356,621
American Century VP Inflation Protection Fund - Class II (ACVIP2)
254,178 shares (cost $2,820,690)	3,057,756
VP International Fund - Class I (ACVI)
33,453 shares (cost $259,921)	298,733
VP Mid Cap Value Fund - Class I (ACVMV1)
61,174 shares (cost $808,110)	891,921
VP Ultra(R) Fund - Class I (ACVU1)
3,192 shares (cost $28,024)	34,469
VP Vista(SM) Fund - Class I (ACVVS1)
9 shares (cost $117)	155
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
544,942 shares (cost $5,399,949)	7,389,416
Appreciation Portfolio - Initial Shares (DCAP)
69,050 shares (cost $2,320,377)	2,794,439
Opportunistic Small Cap Portfolio: Initial Shares (DSC)
10,114 shares (cost $290,937)	320,201
Managed Tail Risk Fund II: Primary Shares (FVCA2P)
15,391 shares (cost $91,452)	96,195
Quality Bond Fund II - Primary Shares (FQB)
232,947 shares (cost $2,630,702)	2,748,775
Equity-Income Portfolio - Initial Class (FEIP)
4,109,647 shares (cost $89,082,085)	81,946,353
High Income Portfolio - Initial Class (FHIP)
1,524,134 shares (cost $7,937,002)	8,855,217
VIP Asset Manager Portfolio - Initial Class (FAMP)
1,938,774 shares (cost $27,400,944)	29,411,207
VIP Contrafund Portfolio - Initial Class (FCP)
1 shares (cost $29)	30
VIP Energy Portfolio - Service Class 2 (FNRS2)
92,427 shares (cost $1,696,872)	1,797,698
VIP Equity-Income Portfolio - Service Class (FEIS)
218,714 shares (cost $4,022,261)	4,345,840
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
67,663 shares (cost $705,936)	753,769
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
164,994 shares (cost $1,627,715)	1,846,281
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
131,742 shares (cost $1,261,406)	1,432,033
VIP Growth Portfolio - Initial Class (FGP)
2,479,657 shares (cost $76,626,075)	104,269,569
VIP Growth Portfolio - Service Class (FGS)
59,813 shares (cost $2,025,881)	2,509,145
VIP High Income Portfolio - Initial Class R (FHIPR)
854,463 shares (cost $4,822,942)	4,947,344
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)
2,511,039 shares (cost $31,530,412)	32,794,168
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
114,971 shares (cost $1,442,844)	1,487,730
VIP Mid Cap Portfolio - Service Class (FMCS)
346,490 shares (cost $9,782,049)	10,529,843
VIP Overseas Portfolio - Initial Class (FOP)
762,985 shares (cost $14,259,976)	12,276,431
VIP Overseas Portfolio - Initial Class R (FOPR)
1,262,084 shares (cost $21,877,604)	20,256,448
VIP Overseas Portfolio - Service Class (FOS)
3,314 shares (cost $62,732)	53,086
VIP Overseas Portfolio - Service Class R (FOSR)
156,984 shares (cost $2,454,806)	2,511,749
VIP Value Strategies Portfolio - Service Class (FVSS)
175,178 shares (cost $1,472,899)	1,940,973

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2012

Franklin Rising Dividends Securities Fund - Class 1 (FTVRDI)
291,189 shares (cost $5,205,634)	6,414,887
Franklin Small Cap Value Securities Fund - Class 1 (FTVSVI)
282,307 shares (cost $3,801,429)	5,245,256
Templeton Developing Markets Securities Fund - Class 3 (FTVDM3)
216,163 shares (cost $2,106,875)	2,254,581
Templeton Foreign Securities Fund - Class 1 (TIF)
80,952 shares (cost $1,014,512)	1,184,324
Templeton Global Bond Securities Fund - Class 3 (FTVGI3)
142,002 shares (cost $2,579,986)	2,766,205
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
3,621 shares (cost $26,158)	30,817
Advisers Management Trust - Short Duration Bond Portfolio - I Class Shares (AMTB)
799,232 shares (cost $9,131,967)	8,751,592
International Portfolio - S Class Shares (AMINS)
222 shares (cost $2,006)	2,208
Mid-Cap Growth Portfolio - I Class Shares (AMCG)
8,151 shares (cost $206,465)	252,442
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)
240,047 shares (cost $2,038,074)	2,784,546
Small-Cap Growth Portfolio - S Class Shares (AMFAS)
29,930 shares (cost $362,592)	395,072
Socially Responsive Portfolio - I Class Shares (AMSRS)
38,092 shares (cost $457,567)	605,285
Global Securities Fund/VA - Class 3 (OVGS3)
265,983 shares (cost $7,723,662)	8,716,276
Global Securities Fund/VA - Non-Service Shares (OVGS)
35,221 shares (cost $925,624)	1,146,428
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
88,827 shares (cost $1,804,296)	2,129,174
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
54,358 shares (cost $775,249)	1,094,773
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
87,228 shares (cost $485,906)	494,583
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
19,655 shares (cost $231,498)	232,127
Low Duration Portfolio - Administrative Class (PMVLDA)
53,614 shares (cost $562,997)	577,954
Total Return Portfolio - Administrative Class (PMVTRA)
108,502 shares (cost $1,253,362)	1,253,203
Putnam VT Growth and Income Fund - Class IB (PVGIB)
12,657 shares (cost $196,687)	226,942
Putnam VT International Equity Fund - Class IB (PVTIGB)
24,545 shares (cost $265,244)	278,090
Putnam VT Voyager Fund - Class IB (PVTVB)
20,039 shares (cost $744,333)	724,828
Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)
7,111 shares (cost $263,390)	257,970
Van Kampen V.I. Value Opportunities Fund: Series I Shares (AVBVI)
24,064 shares (cost $132,064)	170,854
Health Sciences Portfolio - II (TRHS2)
20,742 shares (cost $375,917)	428,331
VIP Trust - Global Bond Fund: Initial Class (VWBF)
603,103 shares (cost $6,945,230)	7,188,988
VIP Trust - Emerging Markets Fund: Initial Class (VWEM)
1,822,063 shares (cost $21,858,191)	24,597,855
VIP Trust - Global Hard Assets Fund: Initial Class (VWHA)
510,770 shares (cost $15,182,942)	14,878,729
Vanguard(R) Variable Insurance Funds - Equity Income Portfolio (VVEI)
121,178 shares (cost $1,740,940)	2,136,376
Vanguard(R) Variable Insurance Funds - High Yield Bond Portfolio (VVHYB)
161,761 shares (cost $1,176,730)	1,347,467
Vanguard(R) Variable Insurance Funds - Mid-Cap Index Portfolio (VVMCI)
236,688 shares (cost $3,108,200)	3,817,776
Vanguard(R) Variable Insurance Funds - Total Bond Market Index Portfolio (VVHGB)
99,634 shares (cost $1,167,680)	1,241,441
Variable Insurance Portfolios - Asset Strategy (WRASP)
30,737 shares (cost $303,491)	329,679

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2012

Advantage VT Discovery Fund (SVDF)
47,932 shares (cost $1,013,722)	1,205,977
Advantage VT Opportunity Fund - Class 2 (SVOF)
21,423 shares (cost $331,340)	429,535
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
17,547 shares (cost $144,425)	138,273

Total Investments	$1,121,594,116

Other Accounts Receivable	8,126
Accounts Receivable- VP International Fund - Class I (ACVI)	208
Accounts Receivable- Van Kampen V.I. Value Opportunities Fund: Series I Shares (AVBVI)	476
Accounts Receivable- Opportunistic Small Cap Portfolio: Initial Shares (DSC)	430
Accounts Receivable- NVIT Government Bond Fund - Class IV (GBF4)	41,038
Accounts Receivable- NVIT Core Plus Bond Fund - Class I (NVLCP1)	44,981
Accounts Receivable- NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)	38,945
Accounts Receivable- Putnam VT Growth and Income Fund - Class IB (PVGIB)	578
Accounts Receivable- Putnam VT International Equity Fund - Class IB (PVTIGB)	795
Accounts Receivable- Advantage VT Opportunity Fund - Class 2 (SVOF)	678
Accounts Receivable- NVIT Nationwide Fund - Class IV (TRF4)	304,928
Accounts Payable- Templeton NVIT International Value Fund - Class III (NVTIV3)	(60,796)
Accounts Payable- NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)	(37,485)
Accounts Payable- NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	(53)
Accounts Payable- NVIT Cardinal Conservative Fund - Class I (NVCCN1)	(34)
Accounts Payable- U.S. Real Estate Portfolio - Class I (MSVRE)	(756)
Accounts Payable- Emerging Markets Debt Portfolio - Class I (MSEM)	(866)
Accounts Payable- Investors Growth Stock Series - Initial Class (MIGIC)	(710)
Accounts Payable- Federated NVIT High Income Bond Fund - Class I (HIBF)	(870)
Accounts Payable- Managed Tail Risk Fund II: Primary Shares (FVCA2P)	(486)
Accounts Payable- VIP Contrafund Portfolio - Initial Class (FCP)	(30)
Accounts Payable- Socially Responsive Portfolio - I Class Shares (AMSRS)	(855)
Accounts Payable- International Portfolio - S Class Shares (AMINS)	(14)
Accounts Payable- Small-Cap Growth Portfolio - S Class Shares (AMFAS)	(680)
Accounts Payable- Mid-Cap Growth Portfolio - I Class Shares (AMCG)	(303)
Accounts Payable- VP Vista(SM) Fund - Class I (ACVVS1)	(18)
Accounts Payable- VP Ultra(R) Fund - Class I (ACVU1)	(326)

$1,121,931,017

Contract Owners’ Equity:
Accumulation units	1,121,931,017

Total Contract Owners’ Equity (note 7)	$1,121,931,017

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:		Total	AASCO	MLVGA2	DSIF	IVKMG1	JABS	JACAS	JAGTS
Reinvested dividends	$	15,523,227	-	17,140	155,874	-	64,638	22,348	-
Mortality and expense risk charges (note 5)		(6,374,441)	(133,846)	(7,586)	(55,337)	(6,225)	(16,739)	(28,164)	(4,918)

Net investment income (loss)		9,148,786	(133,846)	9,554	100,537	(6,225)	47,899	(5,816)	(4,918)

Realized gain (loss) on investments		7,761,461	1,689,647	4,447	(262,467)	(3,747)	42,303	(21,038)	26,654
Change in unrealized gain (loss) on investments		105,556,937	(3,965,285)	70,729	824,241	(21,512)	11,318	818,264	11,575

Net gain (loss) on investments		113,318,398	(2,275,638)	75,176	561,774	(25,259)	53,621	797,226	38,229

Reinvested capital gains		23,176,359	4,992,697	3,476	374,678	398	184,825	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$	145,643,543	2,583,213	88,206	1,036,989	(31,086)	286,345	791,410	33,311

Investment Activity:		JAIGS	MIGIC	MVFIC	MVIVSC	MSVFI	MSEM	MSVRE	NVAMV1
Reinvested dividends	$	39,311	3,303	44,060	8,399	34,929	15,083	8,178	60,299
Mortality and expense risk charges (note 5)		(31,101)	(5,292)	(19,259)	(587)	(5,326)	(3,287)	(4,583)	(43,622)

Net investment income (loss)		8,210	(1,989)	24,801	7,812	29,603	11,796	3,595	16,677

Realized gain (loss) on investments		(473,128)	56,293	16,165	1,056	6,039	28,631	186,153	74,399
Change in unrealized gain (loss) on investments		(257,824)	26,265	329,002	79,562	27,620	41,946	(82,893)	456,693

Net gain (loss) on investments		(730,952)	82,558	345,167	80,618	33,659	70,577	103,260	531,092

Reinvested capital gains		734,029	34,442	20,425	-	-	-	-	255,032

Net increase (decrease) in contract owners’ equity resulting from operations	$	11,287	115,011	390,393	88,430	63,262	82,373	106,855	802,801

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:	GVAAA2	GVABD2	GVAGG2	GVAGR2	GVAGI2	HIBF	HIBF3	GEM
Reinvested dividends	$6,808	7,427	10,940	2,637	2,598	34,060	152,639	5,327
Mortality and expense risk charges (note 5)	(3,458)	(2,706)	(9,261)	(8,712)	(1,784)	(2,923)	(12,350)	(7,526)

Net investment income (loss)	3,350	4,721	1,679	(6,075)	814	31,137	140,289	(2,199)

Realized gain (loss) on investments	38,401	23,995	(7,123)	(10,802)	4,247	13,786	52,059	109,947
Change in unrealized gain (loss) on investments	19,120	(13,769)	239,324	192,418	29,042	13,635	33,343	74,586

Net gain (loss) on investments	57,521	10,226	232,201	181,616	33,289	27,421	85,402	184,533

Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$60,871	14,947	233,880	175,541	34,103	58,558	225,691	182,334

Investment Activity:	GEM3	GIG3	NVIE6	NVNMO1	NVNSR2	NVCRA1	NVCRB1	NVCCA1

Reinvested dividends	$15,546	852	1,902	170,545	2,013	2,381	640	762
Mortality and expense risk charges (note 5)	(21,548)	(689)	(2,247)	(60,300)	(1,258)	(1,782)	(193)	(396)

Net investment income (loss)	(6,002)	163	(345)	110,245	755	599	447	366

Realized gain (loss) on investments	(2,411)	919	6,243	131,438	2,562	3,449	64	(39)
Change in unrealized gain (loss) on investments	482,893	13,533	37,076	692,637	14,513	20,816	1,616	5,274

Net gain (loss) on investments	480,482	14,452	43,319	824,075	17,075	24,265	1,680	5,235

Reinvested capital gains	-	-	-	848,051	-	9,900	234	759

Net increase (decrease) in contract owners’ equity resulting from operations	$474,480	14,615	42,974	1,782,371	17,830	34,764	2,361	6,360

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:	NVCCN1	NVCMD1	NVCMA1	NVCMC1	NVCBD1	NVLCP1	TRF4	GBF
Reinvested dividends	$83	9,657	5,517	704	10,172	752	1,257,822	11,550
Mortality and expense risk charges (note 5)	(21)	(4,722)	(6,178)	(572)	(2,208)	(276)	(182,582)	(3,971)

Net investment income (loss)	62	4,935	(661)	132	7,964	476	1,075,240	7,579

Realized gain (loss) on investments	4	20,632	101,357	3,992	7,187	509	(3,134,935)	8,606
Change in unrealized gain (loss) on investments	19	34,160	(12,218)	846	4,173	689	13,575,529	(19,276)

Net gain (loss) on investments	23	54,792	89,139	4,838	11,360	1,198	10,440,594	(10,670)

Reinvested capital gains	61	9,877	19,114	1,463	2,026	714	-	16,440

Net increase (decrease) in contract owners’ equity resulting from operations	$146	69,604	107,592	6,433	21,350	2,388	11,515,834	13,349

Investment Activity:	GBF4	CAF4	GVIDA	NVDBL2	NVDCA2	GVIDC	GVIDM	GVDMA

Reinvested dividends	$400,614	99,808	62,834	285	108	43,045	678,260	372,610
Mortality and expense risk charges (note 5)	(87,458)	(100,663)	(30,658)	(134)	(44)	(19,870)	(194,092)	(166,037)

Net investment income (loss)	313,156	(855)	32,176	151	64	23,175	484,168	206,573

Realized gain (loss) on investments	176,845	757,217	(420,545)	84	20	75,825	1,700,306	(888,194)
Change in unrealized gain (loss) on investments	(604,505)	1,465,914	997,706	1,104	483	(9,317)	1,995,277	3,471,682

Net gain (loss) on investments	(427,660)	2,223,131	577,161	1,188	503	66,508	3,695,583	2,583,488

Reinvested capital gains	591,243	-	-	183	71	34,694	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$476,739	2,222,276	609,337	1,522	638	124,377	4,179,751	2,790,061

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:	GVDMC	MCIF	NVMIG3	GVDIV3	GVDIV4	NVMLG1	NVMLV1	NVMMG1
Reinvested dividends	$51,430	42,558	8,778	55,206	41,093	18,032	37,442	-
Mortality and expense risk charges (note 5)	(18,247)	(26,762)	(10,671)	(75,745)	(57,214)	(26,813)	(18,823)	(230,296)

Net investment income (loss)	33,183	15,796	(1,893)	(20,539)	(16,121)	(8,781)	18,619	(230,296)

Realized gain (loss) on investments	(10,334)	(23,445)	57,868	(2,339,514)	(2,006,499)	104,903	(3,699)	2,697,758
Change in unrealized gain (loss) on investments	139,091	321,861	154,413	4,515,358	3,806,375	351,263	395,840	(544,323)

Net gain (loss) on investments	128,757	298,416	212,281	2,175,844	1,799,876	456,166	392,141	2,153,435

Reinvested capital gains	10,833	256,062	-	-	-	94,055	-	4,239,388

Net increase (decrease) in contract owners’ equity resulting from operations	$172,773	570,274	210,388	2,155,305	1,783,755	541,440	410,760	6,162,527

Investment Activity:	NVMMV2	SCGF	SCVF4	SCF4	MSBF	GVEX4	NVSTB2	NVOLG1

Reinvested dividends	$54,663	-	147,153	23,790	48,599	2,256,841	20,378	624,507
Mortality and expense risk charges (note 5)	(34,798)	(13,672)	(104,759)	(92,927)	(12,521)	(744,003)	(13,323)	(534,997)

Net investment income (loss)	19,865	(13,672)	42,394	(69,137)	36,078	1,512,838	7,055	89,510

Realized gain (loss) on investments	153,754	105,489	(107,387)	(730,643)	53,402	4,377,582	18,271	1,135,966
Change in unrealized gain (loss) on investments	54,573	137,082	3,173,891	2,996,626	107,038	10,879,532	28,246	13,341,904

Net gain (loss) on investments	208,327	242,571	3,066,504	2,265,983	160,440	15,257,114	46,517	14,477,870

Reinvested capital gains	473,203	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$701,395	228,899	3,108,898	2,196,846	196,518	16,769,952	53,572	14,567,380

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:	NVTIV3	EIF4	NVRE1	SAM4	ALVGIA	ALVSVA	ACVIG	ACVIP2
Reinvested dividends	$4,447	182,451	38,434	-	26,064	13,692	29,621	79,505
Mortality and expense risk charges (note 5)	(1,076)	(86,792)	(25,848)	(236,497)	(11,790)	(17,619)	(10,266)	(23,253)

Net investment income (loss)	3,371	95,659	12,586	(236,497)	14,274	(3,927)	19,355	56,252

Realized gain (loss) on investments	(4,569)	(159,360)	183,148	-	5,925	287,932	(95,227)	152,662
Change in unrealized gain (loss) on investments	26,715	2,503,792	(30,182)	-	229,443	67,046	258,254	(67,425)

Net gain (loss) on investments	22,146	2,344,432	152,966	-	235,368	354,978	163,027	85,237

Reinvested capital gains	2,577	-	327,991	-	-	79,796	-	78,760

Net increase (decrease) in contract owners’ equity resulting from operations	$28,094	2,440,091	493,543	(236,497)	249,642	430,847	182,382	220,249

Investment Activity:	ACVI	ACVMV1	ACVU1	ACVVS1	DVSCS	DCAP	DSC	FVCA2P
Reinvested dividends	$2,374	17,435	-	-	29,687	103,552	-	542
Mortality and expense risk charges (note 5)	(1,846)	(6,065)	(249)	-	(48,938)	(20,419)	(1,891)	(693)

Net investment income (loss)	528	11,370	(249)	-	(19,251)	83,133	(1,891)	(151)

Realized gain (loss) on investments	34,645	20,464	3,623	11	(47,618)	(13,143)	3,893	3,509
Change in unrealized gain (loss) on investments	26,981	45,942	1,894	15	762,761	174,601	49,410	(12)

Net gain (loss) on investments	61,626	66,406	5,517	26	715,143	161,458	53,303	3,497

Reinvested capital gains	-	46,488	-	-	230,318	-	-	5,524

Net increase (decrease) in contract owners’ equity resulting from operations	$62,154	124,264	5,268	26	926,210	244,591	51,412	8,870

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:	FQB	FEIP	FHIP	FAMP	FNRS2	FEIS	FF10S	FF20S
Reinvested dividends	$114,803	2,504,800	500,334	448,328	14,076	128,031	13,241	35,030
Mortality and expense risk charges (note 5)	(19,978)	(454,737)	(43,347)	(156,827)	(12,808)	(30,196)	(5,048)	(12,901)

Net investment income (loss)	94,825	2,050,063	456,987	291,501	1,268	97,835	8,193	22,129

Realized gain (loss) on investments	30,621	(2,032,642)	(196,384)	288,645	108,678	(167,847)	19,385	464
Change in unrealized gain (loss) on investments	115,369	7,375,449	880,270	2,630,496	(39,608)	412,421	38,982	161,674

Net gain (loss) on investments	145,990	5,342,807	683,886	2,919,141	69,070	244,574	58,367	162,138

Reinvested capital gains	-	5,164,873	-	214,666	-	264,599	10,505	21,290

Net increase (decrease) in contract owners’ equity resulting from operations	$240,815	12,557,743	1,140,873	3,425,308	70,338	607,008	77,065	205,557

Investment Activity:	FF30S	FGP	FGS	FHIPR	FIGBP	FIGBS	FMCS	FOP
Reinvested dividends	$28,118	629,797	12,450	279,232	755,884	32,990	54,949	232,954
Mortality and expense risk charges (note 5)	(9,991)	(595,924)	(18,266)	(33,428)	(206,227)	(11,154)	(75,624)	(66,658)

Net investment income (loss)	18,127	33,873	(5,816)	245,804	549,657	21,836	(20,675)	166,296

Realized gain (loss) on investments	(20,646)	4,647,691	32,581	160,077	389,098	14,698	(53,369)	(87,868)
Change in unrealized gain (loss) on investments	174,591	9,664,209	276,419	185,586	(42,215)	(4,170)	691,566	2,112,631

Net gain (loss) on investments	153,945	14,311,900	309,000	345,663	346,883	10,528	638,197	2,024,763

Reinvested capital gains	12,391	-	-	-	883,409	39,819	829,692	40,086

Net increase (decrease) in contract owners’ equity resulting from operations	$184,463	14,345,773	303,184	591,467	1,779,949	72,183	1,447,214	2,231,145

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:	FOPR	FOS	FOSR	FVSS	FTVRDI	FTVSVI	FTVDM3	TIF
Reinvested dividends	$386,113	951	45,381	9,271	110,382	53,692	32,240	39,059
Mortality and expense risk charges (note 5)	(112,522)	(395)	(17,523)	(14,088)	(42,790)	(36,101)	(15,881)	(7,492)

Net investment income (loss)	273,591	556	27,858	(4,817)	67,592	17,591	16,359	31,567

Realized gain (loss) on investments	(1,352,471)	(5,364)	(151,820)	238,157	744,300	(67,569)	135,335	(97,517)
Change in unrealized gain (loss) on investments	4,584,351	14,263	538,324	241,677	(127,040)	905,487	105,586	257,752

Net gain (loss) on investments	3,231,880	8,899	386,504	479,834	617,260	837,918	240,921	160,235

Reinvested capital gains	66,442	173	8,237	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$3,571,913	9,628	422,599	475,017	684,852	855,509	257,280	191,802

Investment Activity:	FTVGI3	FTVFA2	AMTB	AMINS	AMCG	AMTP	AMFAS	AMSRS
Reinvested dividends	$159,985	836	259,789	16	-	11,986	-	1,416
Mortality and expense risk charges (note 5)	(18,237)	(222)	(51,375)	(12)	(1,967)	(17,414)	(2,974)	(4,194)

Net investment income (loss)	141,748	614	208,414	4	(1,967)	(5,428)	(2,974)	(2,778)

Realized gain (loss) on investments	51,437	397	(215,747)	(127)	43,681	150,477	58,355	16,760
Change in unrealized gain (loss) on investments	139,944	3,074	348,988	477	(7,628)	264,174	(17,646)	45,867

Net gain (loss) on investments	191,381	3,471	133,241	350	36,053	414,651	40,709	62,627

Reinvested capital gains	4,048	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$337,177	4,085	341,655	354	34,086	409,223	37,735	59,849

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:	OVGS3	OVGS	OVGI	OVSC	OVSB	PMVFBA	PMVLDA	PMVTRA
Reinvested dividends	$172,314	23,412	20,812	6,876	-	12,054	11,799	24,755
Mortality and expense risk charges (note 5)	(59,299)	(7,371)	(16,004)	(8,248)	(607)	(1,685)	(4,631)	(2,952)

Net investment income (loss)	113,015	16,041	4,808	(1,372)	(607)	10,369	7,168	21,803

Realized gain (loss) on investments	(135,855)	(58,632)	(31,273)	35,219	73	5,786	5,983	27,096
Change in unrealized gain (loss) on investments	1,551,970	252,251	353,232	153,072	8,677	(11,190)	17,566	8,267

Net gain (loss) on investments	1,416,115	193,619	321,959	188,291	8,750	(5,404)	23,549	35,363

Reinvested capital gains	-	-	-	-	-	5,278	-	23,207

Net increase (decrease) in contract owners’ equity resulting from operations	$1,529,130	209,660	326,767	186,919	8,143	10,243	30,717	80,373

Investment Activity:	PVGIB	PVTIGB	PVTVB	ACEG	AVBVI	TRHS2	VWBF	VWEM
Reinvested dividends	$3,557	1,615	2,760	-	2,577	-	68,765	-
Mortality and expense risk charges (note 5)	(1,540)	(520)	(5,448)	(1,297)	(1,007)	(2,641)	(29,842)	(100,913)

Net investment income (loss)	2,017	1,095	(2,688)	(1,297)	1,570	(2,641)	38,923	(100,913)

Realized gain (loss) on investments	9,696	1,146	21,924	(2,532)	9,094	15,846	29,258	(656,000)
Change in unrealized gain (loss) on investments	23,686	15,027	76,727	(5,420)	15,229	69,338	149,594	4,630,799

Net gain (loss) on investments	33,382	16,173	98,651	(7,952)	24,323	85,184	178,852	3,974,799

Reinvested capital gains	-	-	-	-	-	7,755	43,375	-

Net increase (decrease) in contract owners’ equity resulting from operations	$35,399	17,268	95,963	(9,249)	25,893	90,298	261,150	3,873,886

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:	VWHA	VVEI	VVHYB	VVMCI	VVHGB	WRASP	SVDF	SVOF
Reinvested dividends	$92,170	47,812	71,127	40,782	32,021	3,920	-	433
Mortality and expense risk charges (note 5)	(62,304)	(19,244)	(12,615)	(34,386)	(11,336)	(2,383)	(7,460)	(2,840)

Net investment income (loss)	29,866	28,568	58,512	6,396	20,685	1,537	(7,460)	(2,407)

Realized gain (loss) on investments	(633,285)	(40,071)	34,012	(58,520)	12,588	6,561	260,152	54,837
Change in unrealized gain (loss) on investments	(160,319)	240,698	72,415	436,626	(7,885)	41,078	(84,069)	10,223

Net gain (loss) on investments	(793,604)	200,627	106,427	378,106	4,703	47,639	176,083	65,060

Reinvested capital gains	575,539	-	-	104,933	10,611	-	-	159

Net increase (decrease) in contract owners’ equity resulting from operations	$(188,199)	229,195	164,939	489,435	35,999	49,176	168,623	62,812

Investment Activity:	WFVSCG	JAGTS2	JAIGS2	AVCA	AVCDI	VWBFR	VWEMR	VWHAR
Reinvested dividends	$-	-	-	-	-	105,294	-	-
Mortality and expense risk charges (note 5)	(845)	(1,759)	(14,053)	(638)	(3,132)	(6,766)	(21,947)	(18,097)

Net investment income (loss)	(845)	(1,759)	(14,053)	(638)	(3,132)	98,528	(21,947)	(18,097)

Realized gain (loss) on investments	2,478	165,325	(520,017)	37,813	101,956	44,554	2,329,147	8,906
Change in unrealized gain (loss) on investments	(941)	(40,170)	1,268,684	407	64,922	(101,662)	(222,701)	(224,295)

Net gain (loss) on investments	1,537	125,155	748,667	38,220	166,878	(57,108)	2,106,446	(215,389)

Reinvested capital gains	4,828	-	-	-	-	66,416	-	794,201

Net increase (decrease) in contract owners’ equity resulting from operations	$5,520	123,396	734,614	37,582	163,746	107,836	2,084,499	560,715

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:	OVHI3	OVHI
Reinvested dividends	$65,439	14,065
Mortality and expense risk charges (note 5)	(2,544)	(482)

Net investment income (loss)	62,895	13,583

Realized gain (loss) on investments	(657)	(9,032)
Change in unrealized gain (loss) on investments	(18,142)	5,894

Net gain (loss) on investments	(18,799)	(3,138)

Reinvested capital gains	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$44,096	10,445

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	Total		AASCO		MLVGA2		DSIF
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$9,148,786	10,135,649	(133,846)	(144,157)	9,554	11,327	100,537	84,537
Realized gain (loss) on investments	7,761,461	(817,443)	1,689,647	2,318,834	4,447	39,303	(262,467)	(223,230)
Change in unrealized gain (loss) on investments	105,556,937	(49,672,115)	(3,965,285)	(3,008,347)	70,729	(107,498)	824,241	172,168
Reinvested capital gains	23,176,359	3,259,206	4,992,697	-	3,476	19,380	374,678	51,709

Net increase (decrease) in contract owners’ equity resulting from operations	145,643,543	(37,094,703)	2,583,213	(833,670)	88,206	(37,488)	1,036,989	85,184

Equity transactions:
Purchase payments received from contract owners (note 5a)	141,987,167	136,470,718	1,585,298	1,910,504	448,984	355,105	944,353	1,155,021
Transfers between funds (note 5a)	(1,229,830)	(994,812)	7,494	(26,274)	-	-	(16)	138
Surrenders and Death Benefits (notes 3 and 5a)	(178,585,532)	(179,877,071)	(2,154,327)	(2,990,204)	(93,215)	(356,849)	(875,613)	(1,262,440)
Net policy repayments (loans) (notes 4 and 5a)	2,081,023	4,136,129	49,430	45,410	1,005	(2,041)	(28,529)	(97,639)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(90,649,435)	(97,036,008)	(1,722,588)	(1,831,600)	(92,920)	(87,215)	(529,504)	(550,517)
Adjustments to maintain reserves	154,040	522,226	(3,611)	(116,322)	(42)	(66)	(698)	(85)

Net equity transactions	(126,242,567)	(136,778,818)	(2,238,304)	(3,008,486)	263,812	(91,066)	(490,007)	(755,522)

Net change in contract owners’ equity	19,400,976	(173,873,521)	344,909	(3,842,156)	352,018	(128,554)	546,982	(670,338)
Contract owners’ equity beginning of period	1,102,530,041	1,276,403,562	22,501,240	26,343,396	841,939	970,493	7,134,439	7,804,777

Contract owners’ equity end of period	$1,121,931,017	1,102,530,041	22,846,149	22,501,240	1,193,957	841,939	7,681,421	7,134,439

CHANGES IN UNITS:
Beginning units	4,442,655	4,975,815	112,712	127,524	6,658	7,341	44,596	48,256
Units purchased	639,375	721,669	9,757	11,427	3,444	2,713	6,315	8,044
Units redeemed	(1,107,169)	(1,254,829)	(21,293)	(26,239)	(1,465)	(3,396)	(8,319)	(11,704)

Ending units	3,974,861	4,442,655	101,176	112,712	8,637	6,658	42,592	44,596

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	IVKMG1		JABS		JACAS		JAGTS
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$(6,225)	-	47,899	44,761	(5,816)	(21,163)	(4,918)	(1,544)
Realized gain (loss) on investments	(3,747)	-	42,303	110,894	(21,038)	(259,604)	26,654	30,745
Change in unrealized gain (loss) on investments	(21,512)	-	11,318	(290,785)	818,264	(53,262)	11,575	(51,971)
Reinvested capital gains	398	-	184,825	139,160	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(31,086)	-	286,345	4,030	791,410	(334,029)	33,311	(22,770)

Equity transactions:
Purchase payments received from contract owners (note 5a)	1,385,292	-	531,242	376,395	396,204	424,717	886,752	88,568
Transfers between funds (note 5a)	-	-	13	29	68	154	34	21
Surrenders and Death Benefits (notes 3 and 5a)	(38,386)	-	(459,541)	(691,186)	(532,721)	(1,058,947)	(161,225)	(94,650)
Net policy repayments (loans) (notes 4 and 5a)	4,088	-	(3,113)	(33,982)	28,675	(38,830)	30,307	(9,993)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(40,777)	-	(224,419)	(187,105)	(261,888)	(311,277)	(47,388)	(15,873)
Adjustments to maintain reserves	(673)	-	118	(245)	84	492	(338)	(277)

Net equity transactions	1,309,544	-	(155,700)	(536,094)	(369,578)	(983,691)	708,142	(32,204)

Net change in contract owners’ equity	1,278,458	-	130,645	(532,064)	421,832	(1,317,720)	741,453	(54,974)
Contract owners’ equity beginning of period	-	-	2,308,774	2,840,838	3,524,879	4,842,599	208,526	263,500

Contract owners’ equity end of period	$1,278,458	-	2,439,419	2,308,774	3,946,711	3,524,879	949,979	208,526

CHANGES IN UNITS:
Beginning units	-	-	8,566	11,918	19,604	25,408	687	845
Units purchased	13,161	-	1,715	1,615	2,421	2,827	5,406	104
Units redeemed	(852)	-	(2,436)	(4,967)	(3,408)	(8,631)	(940)	(262)

Ending units	12,309	-	7,845	8,566	18,617	19,604	5,153	687

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	JAIGS		MIGIC		MVFIC		MVIVSC
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$8,210	(6,893)	(1,989)	(786)	24,801	22,014	7,812	5,566
Realized gain (loss) on investments	(473,128)	(278,893)	56,293	9,615	16,165	(110,707)	1,056	7,499
Change in unrealized gain (loss) on investments	(257,824)	(655,048)	26,265	(12,727)	329,002	52,055	79,562	(36,839)
Reinvested capital gains	734,029	24,524	34,442	-	20,425	11,275	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	11,287	(916,310)	115,011	(3,898)	390,393	(25,363)	88,430	(23,774)

Equity transactions:
Purchase payments received from contract owners (note 5a)	6,010,884	383,000	84,319	181,907	363,178	464,243	169,176	20,256
Transfers between funds (note 5a)	(15)	7	21	(1)	4	82	60,172	515,293
Surrenders and Death Benefits (notes 3 and 5a)	(1,040,886)	(957,867)	(127,076)	(119,365)	(267,522)	(577,971)	(114,388)	(34,646)
Net policy repayments (loans) (notes 4 and 5a)	(341,600)	(30,988)	(5,498)	(10,287)	22,338	(16,656)	162	(5,708)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(317,285)	(142,272)	(76,954)	(74,587)	(190,697)	(206,367)	(22,500)	(12,365)
Adjustments to maintain reserves	1,611	(1,293)	(947)	(328)	510	(1,224)	(1,570)	(660)

Net equity transactions	4,312,709	(749,413)	(126,135)	(22,661)	(72,189)	(337,893)	91,052	482,170

Net change in contract owners’ equity	4,323,996	(1,665,723)	(11,124)	(26,559)	318,204	(363,256)	179,482	458,396
Contract owners’ equity beginning of period	1,460,248	3,125,971	760,341	786,900	2,582,973	2,946,229	540,878	82,482

Contract owners’ equity end of period	$5,784,244	1,460,248	749,217	760,341	2,901,177	2,582,973	720,360	540,878

CHANGES IN UNITS:
Beginning units	2,651	4,134	3,814	3,983	12,708	14,394	864	368
Units purchased	25,833	343	634	1,428	2,005	2,142	1,502	609
Units redeemed	(7,387)	(1,826)	(1,123)	(1,597)	(2,091)	(3,828)	(503)	(113)

Ending units	21,097	2,651	3,325	3,814	12,622	12,708	1,863	864

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	MSVFI		MSEM		MSVRE		NVAMV1
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$29,603	21,479	11,796	14,826	3,595	1,429	16,677	57,241
Realized gain (loss) on investments	6,039	(25,439)	28,631	35,292	186,153	119,242	74,399	20,889
Change in unrealized gain (loss) on investments	27,620	41,873	41,946	(21,735)	(82,893)	(77,743)	456,693	(114,890)
Reinvested capital gains	-	-	-	5,600	-	-	255,032	16,333

Net increase (decrease) in contract owners’ equity resulting from operations	63,262	37,913	82,373	33,983	106,855	42,928	802,801	(20,427)

Equity transactions:
Purchase payments received from contract owners (note 5a)	174,816	127,010	311,978	251,485	418,255	97,484	515,750	505,715
Transfers between funds (note 5a)	15	13	-	3	1	52	(5)	146
Surrenders and Death Benefits (notes 3 and 5a)	(137,584)	(137,725)	(210,630)	(174,065)	(371,238)	(177,733)	(811,703)	(1,794,659)
Net policy repayments (loans) (notes 4 and 5a)	(14,032)	(11,238)	(2)	-	2,615	(1,942)	33,825	29,285
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(108,887)	(91,260)	(35,703)	(37,714)	(108,183)	(52,030)	(405,115)	(435,535)
Adjustments to maintain reserves	(352)	72	222	(1,741)	(1,707)	815	366	(1,152)

Net equity transactions	(86,024)	(113,128)	65,865	37,968	(60,257)	(133,354)	(666,882)	(1,696,200)

Net change in contract owners’ equity	(22,762)	(75,215)	148,238	71,951	46,598	(90,426)	135,919	(1,716,627)
Contract owners’ equity beginning of period	728,563	803,778	487,248	415,297	623,871	714,297	5,932,300	7,648,927

Contract owners’ equity end of period	$705,801	728,563	635,486	487,248	670,469	623,871	6,068,219	5,932,300

CHANGES IN UNITS:
Beginning units	5,478	5,985	857	914	506	577	39,418	49,756
Units purchased	1,275	1,031	162	158	187	104	3,353	4,143
Units redeemed	(1,970)	(1,538)	(148)	(215)	(230)	(175)	(7,994)	(14,481)

Ending units	4,783	5,478	871	857	463	506	34,777	39,418

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	GVAAA2		GVABD2		GVAGG2		GVAGR2
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$3,350	1,849	4,721	5,785	1,679	2,409	(6,075)	(5,602)
Realized gain (loss) on investments	38,401	25,946	23,995	5,390	(7,123)	(18,747)	(10,802)	(56,629)
Change in unrealized gain (loss) on investments	19,120	(24,276)	(13,769)	6,720	239,324	(102,735)	192,418	2,155
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	60,871	3,519	14,947	17,895	233,880	(119,073)	175,541	(60,076)

Equity transactions:
Purchase payments received from contract owners (note 5a)	145,430	258,929	35,836	69,807	157,508	197,861	104,389	201,083
Transfers between funds (note 5a)	(39)	-	-	2	1	4	1	5
Surrenders and Death Benefits (notes 3 and 5a)	(172,071)	(69,710)	(100,999)	(30,470)	(92,198)	(140,673)	(85,999)	(197,195)
Net policy repayments (loans) (notes 4 and 5a)	790	776	1,566	(195)	1,567	1,297	725	1,825
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(67,953)	(39,782)	(28,465)	(23,839)	(88,063)	(84,657)	(50,089)	(51,111)
Adjustments to maintain reserves	(7)	(39)	(10)	(46)	(124)	(15)	(68)	(72)

Net equity transactions	(93,850)	150,174	(92,072)	15,259	(21,309)	(26,183)	(31,041)	(45,465)

Net change in contract owners’ equity	(32,979)	153,693	(77,125)	33,154	212,571	(145,256)	144,500	(105,541)
Contract owners’ equity beginning of period	428,163	274,470	404,101	370,947	1,104,819	1,250,075	1,050,273	1,155,814

Contract owners’ equity end of period	$395,184	428,163	326,976	404,101	1,317,390	1,104,819	1,194,773	1,050,273

CHANGES IN UNITS:
Beginning units	4,069	2,613	3,430	3,304	10,600	10,796	10,834	11,279
Units purchased	1,272	2,483	334	627	1,391	1,829	1,031	2,051
Units redeemed	(2,071)	(1,027)	(1,100)	(501)	(1,560)	(2,025)	(1,288)	(2,496)

Ending units	3,270	4,069	2,664	3,430	10,431	10,600	10,577	10,834

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	GVAGI2		HIBF		HIBF3		GEM
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$814	445	31,137	36,853	140,289	127,354	(2,199)	448
Realized gain (loss) on investments	4,247	7,980	13,786	(2,477)	52,059	94,406	109,947	(13,428)
Change in unrealized gain (loss) on investments	29,042	(14,196)	13,635	(21,381)	33,343	(172,881)	74,586	(374,044)
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	34,103	(5,771)	58,558	12,995	225,691	48,879	182,334	(387,024)

Equity transactions:
Purchase payments received from contract owners (note 5a)	56,028	32,144	182,239	89,623	554,505	362,138	104,021	149,253
Transfers between funds (note 5a)	-	5	-	(10)	-	-	(1)	19
Surrenders and Death Benefits (notes 3 and 5a)	(3,063)	(17,182)	(190,429)	(78,172)	(378,338)	(340,654)	(324,493)	(408,728)
Net policy repayments (loans) (notes 4 and 5a)	(143)	4	6,891	(41,300)	33,636	(14,136)	(826)	(8,991)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(13,623)	(11,442)	(54,779)	(49,109)	(114,357)	(103,754)	(72,755)	(78,909)
Adjustments to maintain reserves	(43)	(39)	(728)	130	(77)	64	(307)	(946)

Net equity transactions	39,156	3,490	(56,806)	(78,838)	95,369	(96,342)	(294,361)	(348,302)

Net change in contract owners’ equity	73,259	(2,281)	1,752	(65,843)	321,060	(47,463)	(112,027)	(735,326)
Contract owners’ equity beginning of period	190,672	192,953	412,503	478,346	1,589,889	1,637,352	1,196,368	1,931,694

Contract owners’ equity end of period	$263,931	190,672	414,255	412,503	1,910,949	1,589,889	1,084,341	1,196,368

CHANGES IN UNITS:
Beginning units	2,273	2,232	1,184	1,509	11,223	11,917	1,972	2,239
Units purchased	619	375	203	80	3,987	2,746	34	83
Units redeemed	(184)	(334)	(368)	(405)	(3,365)	(3,440)	(252)	(350)

Ending units	2,708	2,273	1,019	1,184	11,845	11,223	1,754	1,972

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	GEM3		GIG3		NVIE6		NVNMO1
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$(6,002)	1,254	163	351	(345)	1,432	110,245	6,585
Realized gain (loss) on investments	(2,411)	(706,111)	919	(10,588)	6,243	39,011	131,438	369,331
Change in unrealized gain (loss) on investments	482,893	(200,035)	13,533	(3,940)	37,076	(67,758)	692,637	(2,111,217)
Reinvested capital gains	-	-	-	-	-	-	848,051	106,324

Net increase (decrease) in contract owners’ equity resulting from operations	474,480	(904,892)	14,615	(14,177)	42,974	(27,315)	1,782,371	(1,628,977)

Equity transactions:
Purchase payments received from contract owners (note 5a)	332,267	472,114	57,154	44,480	19,864	118,332	862,424	1,040,078
Transfers between funds (note 5a)	13,752	(267,774)	-	-	-	7	(62,073)	(107,017)
Surrenders and Death Benefits (notes 3 and 5a)	(396,005)	(731,708)	(43,369)	55,118	(31,940)	(179,895)	(1,021,565)	(2,135,836)
Net policy repayments (loans) (notes 4 and 5a)	51,560	15,604	25	(57)	(1,735)	2,142	(19,598)	106,355
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(248,415)	(283,857)	(7,762)	(2,810)	(24,979)	(31,318)	(1,041,666)	(1,177,409)
Adjustments to maintain reserves	(219)	3,152	3,265	(3,263)	17	(29)	(2,434)	1,801

Net equity transactions	(247,060)	(792,469)	9,313	93,468	(38,773)	(90,761)	(1,284,912)	(2,272,028)

Net change in contract owners’ equity	227,420	(1,697,361)	23,928	79,291	4,201	(118,076)	497,459	(3,901,005)
Contract owners’ equity beginning of period	3,021,577	4,718,938	79,291	-	315,901	433,977	11,483,723	15,384,728

Contract owners’ equity end of period	$3,248,997	3,021,577	103,219	79,291	320,102	315,901	11,981,182	11,483,723

CHANGES IN UNITS:
Beginning units	15,812	18,214	942	-	4,469	5,491	115,071	138,039
Units purchased	2,065	3,038	692	1,747	312	1,806	10,225	13,482
Units redeemed	(3,270)	(5,440)	(565)	(805)	(824)	(2,828)	(23,165)	(36,450)

Ending units	14,607	15,812	1,069	942	3,957	4,469	102,131	115,071

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	NVNSR2		NVCRA1		NVCRB1		NVCCA1
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$755	(46)	599	2,401	447	122	366	29
Realized gain (loss) on investments	2,562	4,146	3,449	48,406	64	60	(39)	51,669
Change in unrealized gain (loss) on investments	14,513	(17,364)	20,816	(64,799)	1,616	(1,057)	5,274	(47,306)
Reinvested capital gains	-	-	9,900	2,744	234	93	759	317

Net increase (decrease) in contract owners’ equity resulting from operations	17,830	(13,264)	34,764	(11,248)	2,361	(782)	6,360	4,709

Equity transactions:
Purchase payments received from contract owners (note 5a)	9,767	161,228	56,132	14,006	37,625	13,486	1,158	53,780
Transfers between funds (note 5a)	-	-	-	-	-	-	-	-
Surrenders and Death Benefits (notes 3 and 5a)	(1,181)	(23,240)	(23,113)	(152,217)	(3,133)	(201)	(130)	(350,154)
Net policy repayments (loans) (notes 4 and 5a)	(61)	(409)	(16,945)	21,085	-	-	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(6,497)	(8,461)	(31,107)	(26,620)	(5,015)	(872)	(1,162)	(11,746)
Adjustments to maintain reserves	(54)	1,703	52	(12)	30	15	(86)	(17)

Net equity transactions	1,974	130,821	(14,981)	(143,758)	29,507	12,428	(220)	(308,137)

Net change in contract owners’ equity	19,804	117,557	19,783	(155,006)	31,868	11,646	6,140	(303,428)
Contract owners’ equity beginning of period	166,360	48,803	192,954	347,960	14,658	3,012	49,330	352,758

Contract owners’ equity end of period	$186,164	166,360	212,737	192,954	46,526	14,658	55,470	49,330

CHANGES IN UNITS:
Beginning units	1,762	496	2,216	3,721	144	29	517	3,546
Units purchased	127	1,587	1,197	1,008	346	125	13	519
Units redeemed	(106)	(321)	(1,295)	(2,513)	(76)	(10)	(15)	(3,548)

Ending units	1,783	1,762	2,118	2,216	414	144	515	517

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	NVCCN1		NVCMD1		NVCMA1		NVCMC1
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$62	183	4,935	8,918	(661)	16,921	132	583
Realized gain (loss) on investments	4	1,397	20,632	9,075	101,357	15,836	3,992	207
Change in unrealized gain (loss) on investments	19	(1,591)	34,160	(35,416)	(12,218)	(89,938)	846	(1,271)
Reinvested capital gains	61	66	9,877	3,065	19,114	8,675	1,463	180

Net increase (decrease) in contract owners’ equity resulting from operations	146	55	69,604	(14,358)	107,592	(48,506)	6,433	(301)

Equity transactions:
Purchase payments received from contract owners (note 5a)	4,797	-	71,862	162,083	100,018	152,155	51,309	4,598
Transfers between funds (note 5a)	-	-	-	-	-	-	-	-
Surrenders and Death Benefits (notes 3 and 5a)	-	(12,622)	(66,977)	-	(765,306)	(52,253)	(48,285)	-
Net policy repayments (loans) (notes 4 and 5a)	-	-	-	9	-	-	-	3
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(242)	(514)	(47,472)	(44,266)	(60,347)	(66,288)	(4,083)	(2,408)
Adjustments to maintain reserves	(36)	(39)	(51)	(36)	(91)	15	(2)	7

Net equity transactions	4,519	(13,175)	(42,638)	117,790	(725,726)	33,629	(1,061)	2,200

Net change in contract owners’ equity	4,665	(13,120)	26,966	103,432	(618,134)	(14,877)	5,372	1,899
Contract owners’ equity beginning of period	-	13,120	597,354	493,922	923,153	938,030	30,721	28,822

Contract owners’ equity end of period	$4,665	-	624,320	597,354	305,019	923,153	36,093	30,721

CHANGES IN UNITS:
Beginning units	-	121	6,058	4,860	10,027	9,650	294	273
Units purchased	42	-	688	1,645	1,015	1,576	486	46
Units redeemed	(2)	(121)	(1,073)	(447)	(8,131)	(1,199)	(464)	(25)

Ending units	40	-	5,673	6,058	2,911	10,027	316	294

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	NVCBD1		NVLCP1		TRF4		GBF
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$7,964	6,789	476	710	1,075,240	844,833	7,579	12,070
Realized gain (loss) on investments	7,187	2,078	509	(21)	(3,134,935)	(4,954,670)	8,606	588
Change in unrealized gain (loss) on investments	4,173	7,512	689	1,293	13,575,529	4,587,409	(19,276)	19,744
Reinvested capital gains	2,026	-	714	35	-	-	16,440	1,649

Net increase (decrease) in contract owners’ equity resulting from operations	21,350	16,379	2,388	2,017	11,515,834	477,572	13,349	34,051

Equity transactions:
Purchase payments received from contract owners (note 5a)	141,739	66,740	2,373	3,373	4,922,839	5,716,673	319,230	152,909
Transfers between funds (note 5a)	-	-	-	-	(412,327)	(645,320)	(1)	(18)
Surrenders and Death Benefits (notes 3 and 5a)	(71,948)	(57,881)	(6,475)	(2,346)	(7,956,422)	(10,596,215)	(287,248)	(135,878)
Net policy repayments (loans) (notes 4 and 5a)	(12,427)	2,175	-	-	1,194,251	2,526,695	(683)	(4)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(38,808)	(27,077)	(4,826)	(3,228)	(5,511,620)	(6,067,223)	(47,216)	(61,315)
Adjustments to maintain reserves	(45)	62	7,108	35,748	6,693	492,718	11	(1)

Net equity transactions	18,511	(15,981)	(1,820)	33,547	(7,756,586)	(8,572,672)	(15,907)	(44,307)

Net change in contract owners’ equity	39,861	398	568	35,564	3,759,248	(8,095,100)	(2,558)	(10,256)
Contract owners’ equity beginning of period	301,006	300,608	76,100	40,536	85,316,173	93,411,273	523,522	533,778

Contract owners’ equity end of period	$340,867	301,006	76,668	76,100	89,075,421	85,316,173	520,964	523,522

CHANGES IN UNITS:
Beginning units	2,500	2,643	585	329	92,919	106,143	3,688	4,003
Units purchased	1,160	600	61	313	10,380	12,591	2,346	1,198
Units redeemed	(1,014)	(743)	(93)	(57)	(20,423)	(25,815)	(2,446)	(1,513)

Ending units	2,646	2,500	553	585	82,876	92,919	3,588	3,688

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	GBF4		CAF4		GVIDA		NVDBL2
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$313,156	491,753	(855)	2,676	32,176	51,393	151	145
Realized gain (loss) on investments	176,845	163,673	757,217	874,450	(420,545)	(299,586)	84	(80)
Change in unrealized gain (loss) on investments	(604,505)	640,142	1,465,914	(1,067,622)	997,706	43,513	1,104	(603)
Reinvested capital gains	591,243	58,024	-	-	-	-	183	24

Net increase (decrease) in contract owners’ equity resulting from operations	476,739	1,353,592	2,222,276	(190,496)	609,337	(204,680)	1,522	(514)

Equity transactions:
Purchase payments received from contract owners (note 5a)	2,186,167	2,215,998	1,602,883	1,896,021	436,432	518,085	826	22,236
Transfers between funds (note 5a)	54,308	121,811	(124,801)	31,648	3	(1)	-	-
Surrenders and Death Benefits (notes 3 and 5a)	(2,649,277)	(5,513,181)	(1,524,104)	(2,337,315)	(983,159)	(372,886)	(5)	-
Net policy repayments (loans) (notes 4 and 5a)	(158,312)	206,437	50,997	84,079	16,332	4,398	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(1,411,234)	(1,581,494)	(1,367,503)	(1,470,086)	(307,282)	(348,770)	(4,370)	(2,935)
Adjustments to maintain reserves	(5,553)	47,899	(1,701)	(61,825)	(84)	582	(64)	47

Net equity transactions	(1,983,901)	(4,502,530)	(1,364,229)	(1,857,478)	(837,758)	(198,592)	(3,613)	19,348

Net change in contract owners’ equity	(1,507,162)	(3,148,938)	858,047	(2,047,974)	(228,421)	(403,272)	(2,091)	18,834
Contract owners’ equity beginning of period	19,260,995	22,409,933	16,874,536	18,922,510	4,429,138	4,832,410	18,834	-

Contract owners’ equity end of period	$17,753,833	19,260,995	17,732,583	16,874,536	4,200,717	4,429,138	16,743	18,834

CHANGES IN UNITS:
Beginning units	39,845	52,763	108,961	122,486	27,231	28,338	149	-
Units purchased	8,195	7,958	11,851	15,056	2,776	3,538	6	172
Units redeemed	(12,317)	(20,876)	(19,518)	(28,581)	(7,516)	(4,645)	(33)	(23)

Ending units	35,723	39,845	101,294	108,961	22,491	27,231	122	149

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	NVDCA2		GVIDC		GVIDM		GVDMA
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$64	130	23,175	31,933	484,168	754,884	206,573	313,805
Realized gain (loss) on investments	20	66	75,825	56,261	1,700,306	680,447	(888,194)	(1,020,211)
Change in unrealized gain (loss) on investments	483	(992)	(9,317)	(51,864)	1,995,277	(1,665,477)	3,471,682	70,792
Reinvested capital gains	71	12	34,694	5,199	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	638	(784)	124,377	41,529	4,179,751	(230,146)	2,790,061	(635,614)

Equity transactions:
Purchase payments received from contract owners (note 5a)	515	5,288	1,030,551	1,810,736	3,452,696	4,408,527	2,653,506	2,830,196
Transfers between funds (note 5a)	-	-	2	-	(160,149)	32,012	(26)	251
Surrenders and Death Benefits (notes 3 and 5a)	-	(6,697)	(1,117,185)	(288,215)	(5,110,815)	(4,504,807)	(2,489,036)	(2,868,890)
Net policy repayments (loans) (notes 4 and 5a)	-	-	(73,486)	(5,795)	(318,823)	994,419	(18,250)	(168,465)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(220)	(1,068)	(392,310)	(260,407)	(3,570,150)	(3,721,746)	(1,853,458)	(1,990,897)
Adjustments to maintain reserves	(16)	(73)	(542)	671	(4,187)	(30,414)	(922)	(487)

Net equity transactions	279	(2,550)	(552,970)	1,256,990	(5,711,428)	(2,822,009)	(1,708,186)	(2,198,292)

Net change in contract owners’ equity	917	(3,334)	(428,593)	1,298,519	(1,531,677)	(3,052,155)	1,081,875	(2,833,906)
Contract owners’ equity beginning of period	5,443	8,777	2,934,559	1,636,040	42,765,501	45,817,656	22,046,337	24,880,243

Contract owners’ equity end of period	$6,360	5,443	2,505,966	2,934,559	41,233,824	42,765,501	23,128,212	22,046,337

CHANGES IN UNITS:
Beginning units	41	65	21,529	12,238	175,199	185,044	133,601	146,811
Units purchased	5	38	7,625	14,498	18,354	26,965	14,338	17,967
Units redeemed	(3)	(62)	(11,568)	(5,207)	(39,939)	(36,810)	(25,256)	(31,177)

Ending units	43	41	17,586	21,529	153,614	175,199	122,683	133,601

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	GVDMC		MCIF		NVMIG3		GVDIV3
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$33,183	35,008	15,796	2,495	(1,893)	10,330	(20,539)	210,103
Realized gain (loss) on investments	(10,334)	(21,331)	(23,445)	12,405	57,868	68,801	(2,339,514)	(1,745,861)
Change in unrealized gain (loss) on investments	139,091	15,658	321,861	(192,844)	154,413	(253,959)	4,515,358	(1,151,542)
Reinvested capital gains	10,833	-	256,062	57,038	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	172,773	29,335	570,274	(120,906)	210,388	(174,828)	2,155,305	(2,687,300)

Equity transactions:
Purchase payments received from contract owners (note 5a)	909,376	243,226	554,914	874,678	150,089	279,635	1,718,522	1,926,866
Transfers between funds (note 5a)	-	-	1	474	(49)	101	32,419	(86,592)
Surrenders and Death Benefits (notes 3 and 5a)	(61,763)	(104,418)	(373,499)	(583,799)	(216,301)	(200,724)	(2,088,256)	(1,876,435)
Net policy repayments (loans) (notes 4 and 5a)	(3,442)	(9,430)	(4,241)	(31,203)	(20,875)	(15,639)	144,529	105,585
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(162,587)	(147,478)	(218,311)	(226,064)	(136,900)	(145,292)	(1,029,716)	(1,126,581)
Adjustments to maintain reserves	420	(777)	(519)	(786)	(75)	45	(7,323)	(2,866)

Net equity transactions	682,004	(18,877)	(41,655)	33,300	(224,111)	(81,874)	(1,229,825)	(1,060,023)

Net change in contract owners’ equity	854,777	10,458	528,619	(87,606)	(13,723)	(256,702)	925,480	(3,747,323)
Contract owners’ equity beginning of period	2,185,198	2,174,740	3,454,504	3,542,110	1,534,049	1,790,751	13,652,833	17,400,156

Contract owners’ equity end of period	$3,039,975	2,185,198	3,983,123	3,454,504	1,520,326	1,534,049	14,578,313	13,652,833

CHANGES IN UNITS:
Beginning units	13,818	13,771	15,458	15,092	18,179	19,096	114,511	122,147
Units purchased	4,243	1,608	2,049	3,675	1,808	3,320	16,615	21,774
Units redeemed	(1,461)	(1,561)	(2,536)	(3,309)	(4,317)	(4,237)	(29,019)	(29,410)

Ending units	16,600	13,818	14,971	15,458	15,670	18,179	102,107	114,511

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	GVDIV4		NVMLG1		NVMLV1		NVMMG1
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$(16,121)	203,353	(8,781)	(27,636)	18,619	6,672	(230,296)	(245,829)
Realized gain (loss) on investments	(2,006,499)	(529,043)	104,903	200,078	(3,699)	(6,309)	2,697,758	2,577,810
Change in unrealized gain (loss) on investments	3,806,375	(2,291,995)	351,263	(235,679)	395,840	(308,570)	(544,323)	(4,480,472)
Reinvested capital gains	-	-	94,055	-	-	90,261	4,239,388	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,783,755	(2,617,685)	541,440	(63,237)	410,760	(217,946)	6,162,527	(2,148,491)

Equity transactions:
Purchase payments received from contract owners (note 5a)	180,645	325,945	519,812	533,612	391,782	345,510	2,621,367	3,099,268
Transfers between funds (note 5a)	(185,493)	(101,002)	(8)	7	2	(43)	(636,521)	28,862
Surrenders and Death Benefits (notes 3 and 5a)	(2,044,184)	(2,026,072)	(635,173)	(589,470)	(236,477)	(493,250)	(4,760,054)	(5,512,057)
Net policy repayments (loans) (notes 4 and 5a)	71,141	112,244	(16,190)	(1,598)	16,972	(3,791)	87,513	114,639
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(1,007,543)	(1,221,862)	(284,920)	(309,387)	(210,388)	(227,334)	(3,040,353)	(3,253,019)
Adjustments to maintain reserves	(467)	(55,177)	6,651	(42,781)	(7,420)	25,030	(13,583)	(79,051)

Net equity transactions	(2,985,901)	(2,965,924)	(409,828)	(409,617)	(45,529)	(353,878)	(5,741,631)	(5,601,358)

Net change in contract owners’ equity	(1,202,146)	(5,583,609)	131,612	(472,854)	365,231	(571,824)	420,896	(7,749,849)
Contract owners’ equity beginning of period	12,536,352	18,119,961	3,623,471	4,096,325	2,460,688	3,032,512	44,031,101	51,780,950

Contract owners’ equity end of period	$11,334,206	12,536,352	3,755,083	3,623,471	2,825,919	2,460,688	44,451,997	44,031,101

CHANGES IN UNITS:
Beginning units	30,590	37,983	37,069	40,292	26,750	30,780	314,411	360,069
Units purchased	619	801	4,499	6,127	3,011	4,491	24,848	29,635
Units redeemed	(9,919)	(8,194)	(7,684)	(9,350)	(4,198)	(8,521)	(61,822)	(75,293)

Ending units	21,290	30,590	33,884	37,069	25,563	26,750	277,437	314,411

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	NVMMV2		SCGF		SCVF4		SCF4
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$19,865	5,163	(13,672)	(14,874)	42,394	(30,740)	(69,137)	(8,723)
Realized gain (loss) on investments	153,754	153,922	105,489	(62,118)	(107,387)	(527,365)	(730,643)	(924,147)
Change in unrealized gain (loss) on investments	54,573	(332,963)	137,082	57,534	3,173,891	(454,656)	2,996,626	(115,685)
Reinvested capital gains	473,203	21,404	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	701,395	(152,474)	228,899	(19,458)	3,108,898	(1,012,761)	2,196,846	(1,048,555)

Equity transactions:
Purchase payments received from contract owners (note 5a)	334,617	365,713	116,636	338,402	1,052,356	1,346,429	1,186,036	1,471,075
Transfers between funds (note 5a)	(7)	9	-	79	(52,602)	(22,610)	(131,374)	(213,942)
Surrenders and Death Benefits (notes 3 and 5a)	(470,048)	(441,468)	(219,793)	(362,652)	(1,747,859)	(1,902,926)	(1,890,354)	(1,941,984)
Net policy repayments (loans) (notes 4 and 5a)	5,854	(39,196)	(339,774)	(8,110)	67,218	16,412	135,985	(84,440)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(389,887)	(412,947)	(104,334)	(118,360)	(1,173,111)	(1,273,393)	(1,363,588)	(1,398,327)
Adjustments to maintain reserves	(217)	(44)	(742)	(204)	(11,248)	(44,937)	(2,519)	(112,468)

Net equity transactions	(519,688)	(527,933)	(548,007)	(150,845)	(1,865,246)	(1,881,025)	(2,065,814)	(2,280,086)

Net change in contract owners’ equity	181,707	(680,407)	(319,108)	(170,303)	1,243,652	(2,893,786)	131,032	(3,328,641)
Contract owners’ equity beginning of period	4,744,033	5,424,440	1,945,083	2,115,386	16,286,389	19,180,175	15,541,813	18,870,454

Contract owners’ equity end of period	$4,925,740	4,744,033	1,625,975	1,945,083	17,530,041	16,286,389	15,672,845	15,541,813

CHANGES IN UNITS:
Beginning units	47,273	52,421	12,587	13,293	79,543	88,987	73,625	84,028
Units purchased	3,665	4,276	871	2,326	6,143	8,693	7,470	9,104
Units redeemed	(8,443)	(9,424)	(4,080)	(3,032)	(15,007)	(18,137)	(15,614)	(19,507)

Ending units	42,495	47,273	9,378	12,587	70,679	79,543	65,481	73,625

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	MSBF		GVEX4		NVSTB2		NVOLG1
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$36,078	65,730	1,512,838	1,337,960	7,055	17,015	89,510	72,793
Realized gain (loss) on investments	53,402	(45,963)	4,377,582	1,593,999	18,271	2,431	1,135,966	193,752
Change in unrealized gain (loss) on investments	107,038	66,732	10,879,532	(1,346,361)	28,246	(13,059)	13,341,904	(2,878,260)
Reinvested capital gains	-	-	-	-	-	-	-	327,407

Net increase (decrease) in contract owners’ equity resulting from operations	196,518	86,499	16,769,952	1,585,598	53,572	6,387	14,567,380	(2,284,308)

Equity transactions:
Purchase payments received from contract owners (note 5a)	461,213	325,251	9,754,832	11,293,565	202,723	1,300,952	5,586,315	6,443,252
Transfers between funds (note 5a)	(2)	134	(128,071)	(135,249)	-	-	(314,561)	(1,623,924)
Surrenders and Death Benefits (notes 3 and 5a)	(235,888)	(236,062)	(14,998,606)	(13,183,394)	(803,000)	(534,397)	(9,152,707)	(14,158,824)
Net policy repayments (loans) (notes 4 and 5a)	12,659	(65,677)	(18,009)	122,377	(8,259)	14,349	237,416	17,516
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(166,114)	(152,496)	(10,501,946)	(11,065,393)	(145,660)	(142,755)	(6,474,685)	(6,947,248)
Adjustments to maintain reserves	585	262	(8,260)	(290,426)	(10)	(92)	(9,606)	(115,644)

Net equity transactions	72,453	(128,588)	(15,900,060)	(13,258,520)	(754,206)	638,057	(10,127,828)	(16,384,872)

Net change in contract owners’ equity	268,971	(42,089)	869,892	(11,672,922)	(700,634)	644,444	4,439,552	(18,669,180)
Contract owners’ equity beginning of period	1,734,484	1,776,573	116,028,008	127,700,930	2,068,524	1,424,080	83,384,980	102,054,160

Contract owners’ equity end of period	$2,003,455	1,734,484	116,897,900	116,028,008	1,367,890	2,068,524	87,824,532	83,384,980

CHANGES IN UNITS:
Beginning units	9,760	10,261	260,861	292,943	19,207	13,296	459,162	543,621
Units purchased	1,665	2,069	26,054	28,832	2,844	12,774	37,461	45,379
Units redeemed	(1,880)	(2,570)	(60,678)	(60,914)	(9,690)	(6,863)	(85,077)	(129,838)

Ending units	9,545	9,760	226,237	260,861	12,361	19,207	411,546	459,162

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	NVTIV3		EIF4		NVRE1		SAM4
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$3,371	3,303	95,659	117,685	12,586	5,637	(236,497)	(255,115)
Realized gain (loss) on investments	(4,569)	(930)	(159,360)	(107,742)	183,148	215,062	-	-
Change in unrealized gain (loss) on investments	26,715	(22,892)	2,503,792	(418,586)	(30,182)	(39,860)	-	-
Reinvested capital gains	2,577	184	-	-	327,991	14,207	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	28,094	(20,335)	2,440,091	(408,643)	493,543	195,046	(236,497)	(255,115)

Equity transactions:
Purchase payments received from contract owners (note 5a)	34,516	103,243	1,013,114	1,358,780	462,357	489,724	14,766,054	19,393,057
Transfers between funds (note 5a)	-	-	(136,114)	(71,153)	(2)	8	1,769,601	919,087
Surrenders and Death Benefits (notes 3 and 5a)	(14,865)	(10,329)	(1,907,765)	(1,485,109)	(376,752)	(572,457)	(16,316,572)	(20,506,127)
Net policy repayments (loans) (notes 4 and 5a)	288	318	60,844	11,891	(13,941)	(26,019)	501,861	201,860
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(6,305)	(5,491)	(1,123,990)	(1,188,584)	(233,179)	(238,293)	(4,916,531)	(5,718,495)
Adjustments to maintain reserves	(8,362)	(52,515)	(3,247)	(53,484)	(147)	(36)	(6,652)	1,676,164

Net equity transactions	5,272	35,226	(2,097,158)	(1,427,659)	(161,664)	(347,073)	(4,202,239)	(4,034,454)

Net change in contract owners’ equity	33,366	14,891	342,933	(1,836,302)	331,879	(152,027)	(4,438,736)	(4,289,569)
Contract owners’ equity beginning of period	101,200	86,309	14,557,382	16,393,684	3,340,084	3,492,111	42,295,916	46,585,485

Contract owners’ equity end of period	$134,566	101,200	14,900,315	14,557,382	3,671,963	3,340,084	37,857,180	42,295,916

CHANGES IN UNITS:
Beginning units	863	639	82,462	91,133	33,484	37,019	188,555	205,359
Units purchased	262	341	6,964	10,101	4,596	5,622	22,723	97,577
Units redeemed	(172)	(117)	(18,551)	(18,772)	(6,056)	(9,157)	(38,965)	(114,381)

Ending units	953	863	70,875	82,462	32,024	33,484	172,313	188,555

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	ALVGIA		ALVSVA		ACVIG		ACVIP2
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$14,274	10,819	(3,927)	(5,598)	19,355	11,146	56,252	106,849
Realized gain (loss) on investments	5,925	(222,657)	287,932	124,961	(95,227)	(83,284)	152,662	33,878
Change in unrealized gain (loss) on investments	229,443	301,601	67,046	(378,869)	258,254	105,273	(67,425)	154,741
Reinvested capital gains	-	-	79,796	-	-	-	78,760	37,133

Net increase (decrease) in contract owners’ equity resulting from operations	249,642	89,763	430,847	(259,506)	182,382	33,135	220,249	332,601

Equity transactions:
Purchase payments received from contract owners (note 5a)	296,719	164,503	163,382	588,490	250,155	150,323	505,716	685,070
Transfers between funds (note 5a)	(72)	(58)	(73)	69	-	-	44	100
Surrenders and Death Benefits (notes 3 and 5a)	(167,125)	(368,333)	(617,640)	(855,360)	(235,835)	(137,692)	(828,380)	(406,073)
Net policy repayments (loans) (notes 4 and 5a)	629	(7,379)	8,664	3,136	(12,484)	(5,689)	(16,577)	(37,997)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(162,376)	(206,575)	(171,486)	(237,672)	(127,343)	(104,288)	(257,675)	(216,969)
Adjustments to maintain reserves	(396)	202	186	(1,819)	(183)	(155)	(411)	637

Net equity transactions	(32,621)	(417,640)	(616,967)	(503,156)	(125,690)	(97,501)	(597,283)	24,768

Net change in contract owners’ equity	217,021	(327,877)	(186,120)	(762,662)	56,692	(64,366)	(377,034)	357,369
Contract owners’ equity beginning of period	1,505,002	1,832,879	2,598,131	3,360,793	1,299,642	1,364,008	3,434,728	3,077,359

Contract owners’ equity end of period	$1,722,023	1,505,002	2,412,011	2,598,131	1,356,334	1,299,642	3,057,694	3,434,728

CHANGES IN UNITS:
Beginning units	9,370	12,005	9,452	11,808	8,438	8,751	18,748	18,942
Units purchased	1,682	1,227	731	2,069	1,654	1,097	3,230	4,277
Units redeemed	(2,003)	(3,862)	(1,977)	(4,425)	(2,389)	(1,410)	(4,785)	(4,471)

Ending units	9,049	9,370	8,206	9,452	7,703	8,438	17,193	18,748

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	ACVI		ACVMV1		ACVU1		ACVVS1
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$528	3,204	11,370	5,404	(249)	(272)	-	(1)
Realized gain (loss) on investments	34,645	29,150	20,464	85,654	3,623	5,243	11	41
Change in unrealized gain (loss) on investments	26,981	(75,161)	45,942	(127,132)	1,894	(3,800)	15	(48)
Reinvested capital gains	-	-	46,488	23,513	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	62,154	(42,807)	124,264	(12,561)	5,268	1,171	26	(8)

Equity transactions:
Purchase payments received from contract owners (note 5a)	31,095	117,688	92,218	211,574	3,628	3,489	-	-
Transfers between funds (note 5a)	-	30	(5)	3	-	63	-	-
Surrenders and Death Benefits (notes 3 and 5a)	(100,040)	(113,472)	(72,291)	(280,116)	(6,341)	(16,660)	-	-
Net policy repayments (loans) (notes 4 and 5a)	(239)	(147)	384	(3,146)	(53)	(50)	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(21,431)	(18,068)	(51,944)	(52,920)	(8,186)	(6,799)	(47)	(46)
Adjustments to maintain reserves	694	(786)	(44)	68	91	116	39	(88)

Net equity transactions	(89,921)	(14,755)	(31,682)	(124,537)	(10,861)	(19,841)	(8)	(134)

Net change in contract owners’ equity	(27,767)	(57,562)	92,582	(137,098)	(5,593)	(18,670)	18	(142)
Contract owners’ equity beginning of period	326,708	384,270	799,374	936,472	39,736	58,406	119	261

Contract owners’ equity end of period	$298,941	326,708	891,956	799,374	34,143	39,736	137	119

CHANGES IN UNITS:
Beginning units	446	442	5,409	6,248	43	61	1	2
Units purchased	22	145	766	1,518	4	4	1	-
Units redeemed	(162)	(141)	(951)	(2,357)	(13)	(22)	(1)	(1)

Ending units	306	446	5,224	5,409	34	43	1	1

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	DVSCS		DCAP		DSC		FVCA2P
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$(19,251)	(6,602)	83,133	24,596	(1,891)	(715)	(151)	10
Realized gain (loss) on investments	(47,618)	(464,869)	(13,143)	(75,084)	3,893	16,109	3,509	5,339
Change in unrealized gain (loss) on investments	762,761	479,054	174,601	257,955	49,410	(43,716)	(12)	(11,797)
Reinvested capital gains	230,318	15,684	-	-	-	-	5,524	-

Net increase (decrease) in contract owners’ equity resulting from operations	926,210	23,267	244,591	207,467	51,412	(28,322)	8,870	(6,448)

Equity transactions:
Purchase payments received from contract owners (note 5a)	1,185,461	875,370	769,583	496,270	66,446	129,150	10,481	11,077
Transfers between funds (note 5a)	(1)	36	35	42	2	-	-	(1)
Surrenders and Death Benefits (notes 3 and 5a)	(428,669)	(796,957)	(484,029)	(535,661)	(27,479)	(88,527)	(11,629)	(8,661)
Net policy repayments (loans) (notes 4 and 5a)	17,825	(43,327)	(7,086)	(3,472)	1,977	(139)	1,289	(223)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(447,973)	(469,911)	(209,447)	(203,706)	(16,626)	(15,068)	(10,139)	(12,639)
Adjustments to maintain reserves	(943)	433	(235)	(219)	(71)	644	(1,034)	411

Net equity transactions	325,700	(434,356)	68,821	(246,746)	24,249	26,060	(11,032)	(10,036)

Net change in contract owners’ equity	1,251,910	(411,089)	313,412	(39,279)	75,661	(2,262)	(2,162)	(16,484)
Contract owners’ equity beginning of period	6,136,419	6,547,508	2,480,389	2,519,668	244,970	247,232	97,871	114,355

Contract owners’ equity end of period	$7,388,329	6,136,419	2,793,801	2,480,389	320,631	244,970	95,709	97,871

CHANGES IN UNITS:
Beginning units	28,872	30,428	15,224	17,801	1,824	1,459	656	728
Units purchased	4,949	4,885	3,774	2,455	216	852	88	97
Units redeemed	(3,970)	(6,441)	(3,298)	(5,032)	(312)	(487)	(153)	(169)

Ending units	29,851	28,872	15,700	15,224	1,728	1,824	591	656

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	FQB		FEIP		FHIP		FAMP
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$94,825	130,795	2,050,063	1,590,371	456,987	562,422	291,501	452,279
Realized gain (loss) on investments	30,621	73,919	(2,032,642)	628,526	(196,384)	(222,932)	288,645	693,363
Change in unrealized gain (loss) on investments	115,369	(157,053)	7,375,449	(1,793,745)	880,270	(9,648)	2,630,496	(2,241,784)
Reinvested capital gains	-	-	5,164,873	-	-	-	214,666	152,346

Net increase (decrease) in contract owners’ equity resulting from operations	240,815	47,661	12,557,743	425,152	1,140,873	329,842	3,425,308	(943,796)

Equity transactions:
Purchase payments received from contract owners (note 5a)	751,103	610,822	6,115,454	7,002,382	635,787	523,221	2,374,196	2,630,647
Transfers between funds (note 5a)	-	16	(553,675)	220,503	103,180	102,928	(227,389)	(135,280)
Surrenders and Death Benefits (notes 3 and 5a)	(708,068)	(572,613)	(8,309,876)	(10,790,147)	(1,177,811)	(1,288,907)	(3,468,449)	(3,235,041)
Net policy repayments (loans) (notes 4 and 5a)	(14,326)	(15,243)	26,099	296,329	50,953	63,844	(125,124)	64,324
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(280,407)	(273,470)	(6,844,442)	(7,223,216)	(686,039)	(750,556)	(2,818,444)	(2,957,154)
Adjustments to maintain reserves	64	910	(8,453)	96,638	(1,577)	37,147	862	21,991

Net equity transactions	(251,634)	(249,578)	(9,574,893)	(10,397,511)	(1,075,507)	(1,312,323)	(4,264,348)	(3,610,513)

Net change in contract owners’ equity	(10,819)	(201,917)	2,982,850	(9,972,359)	65,366	(982,481)	(839,040)	(4,554,309)
Contract owners’ equity beginning of period	2,760,052	2,961,969	78,985,131	88,957,490	8,788,501	9,770,982	30,248,385	34,802,694

Contract owners’ equity end of period	$2,749,233	2,760,052	81,967,981	78,985,131	8,853,867	8,788,501	29,409,345	30,248,385

CHANGES IN UNITS:
Beginning units	16,802	18,478	169,119	194,717	20,354	24,846	72,267	80,861
Units purchased	5,100	3,715	15,937	19,793	594	781	6,886	8,303
Units redeemed	(6,381)	(5,391)	(35,045)	(45,391)	(3,712)	(5,273)	(14,863)	(16,897)

Ending units	15,521	16,802	150,011	169,119	17,236	20,354	64,290	72,267

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	FNRS2		FEIS		FF10S		FF20S
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$1,268	2,819	97,835	66,241	8,193	10,072	22,129	22,686
Realized gain (loss) on investments	108,678	(66,383)	(167,847)	(184,808)	19,385	(7,015)	464	(44,654)
Change in unrealized gain (loss) on investments	(39,608)	(73,023)	412,421	131,782	38,982	(12,498)	161,674	(13,255)
Reinvested capital gains	-	-	264,599	-	10,505	3,705	21,290	6,332

Net increase (decrease) in contract owners’ equity resulting from operations	70,338	(136,587)	607,008	13,215	77,065	(5,736)	205,557	(28,891)

Equity transactions:
Purchase payments received from contract owners (note 5a)	307,534	815,681	621,054	719,323	39,053	198,006	201,037	163,924
Transfers between funds (note 5a)	(4)	(20)	(6)	(12)	-	-	17	(2)
Surrenders and Death Benefits (notes 3 and 5a)	(184,112)	(418,237)	(305,645)	(338,914)	(9,538)	(64,971)	(11,299)	30,638
Net policy repayments (loans) (notes 4 and 5a)	5,322	5,362	(3,029)	(29,787)	123	(27)	1,641	(54,036)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(143,184)	(161,386)	(335,858)	(340,036)	(71,793)	(59,081)	(206,774)	(136,714)
Adjustments to maintain reserves	(146)	(219)	(147)	-	(78)	(54)	(127)	(125)

Net equity transactions	(14,590)	241,181	(23,631)	10,574	(42,233)	73,873	(15,505)	3,685

Net change in contract owners’ equity	55,748	104,594	583,377	23,789	34,832	68,137	190,052	(25,206)
Contract owners’ equity beginning of period	1,741,829	1,637,235	3,762,250	3,738,461	718,840	650,703	1,656,092	1,681,298

Contract owners’ equity end of period	$1,797,577	1,741,829	4,345,627	3,762,250	753,672	718,840	1,846,144	1,656,092

CHANGES IN UNITS:
Beginning units	10,469	9,261	26,038	25,901	5,579	4,999	12,925	12,878
Units purchased	2,089	4,534	4,080	5,191	288	1,512	1,543	1,811
Units redeemed	(2,168)	(3,326)	(4,260)	(5,054)	(594)	(932)	(1,648)	(1,764)

Ending units	10,390	10,469	25,858	26,038	5,273	5,579	12,820	12,925

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	FF30S		FGP		FGS		FHIPR
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$18,127	16,323	33,873	(220,634)	(5,816)	(11,164)	245,804	274,764
Realized gain (loss) on investments	(20,646)	(61,109)	4,647,691	1,929,130	32,581	32,310	160,077	391,611
Change in unrealized gain (loss) on investments	174,591	295	9,664,209	(2,046,462)	276,419	(38,004)	185,586	(511,229)
Reinvested capital gains	12,391	3,818	-	394,663	-	7,970	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	184,463	(40,673)	14,345,773	56,697	303,184	(8,888)	591,467	155,146

Equity transactions:
Purchase payments received from contract owners (note 5a)	116,711	304,059	8,416,447	11,149,713	353,768	337,090	2,056,262	1,208,560
Transfers between funds (note 5a)	-	19	(409,618)	(120,269)	(1)	(3)	(7)	(4)
Surrenders and Death Benefits (notes 3 and 5a)	(65,568)	(173,782)	(13,115,460)	(14,525,886)	(141,982)	(218,403)	(1,467,173)	(1,422,324)
Net policy repayments (loans) (notes 4 and 5a)	2,010	242	309,957	423,129	(15,846)	(8,106)	(33,114)	(28,774)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(68,700)	(64,842)	(9,571,497)	(10,286,045)	(195,879)	(210,651)	(439,177)	(429,323)
Adjustments to maintain reserves	(87)	(131)	(5,764)	(438,498)	5	(9)	(4,697)	(2,851)

Net equity transactions	(15,634)	65,565	(14,375,935)	(13,797,856)	65	(100,082)	112,094	(674,716)

Net change in contract owners’ equity	168,829	24,892	(30,162)	(13,741,159)	303,249	(108,970)	703,561	(519,570)
Contract owners’ equity beginning of period	1,263,072	1,238,180	104,313,560	118,054,719	2,205,830	2,314,800	4,243,592	4,763,162

Contract owners’ equity end of period	$1,431,901	1,263,072	104,283,398	104,313,560	2,509,079	2,205,830	4,947,153	4,243,592

CHANGES IN UNITS:
Beginning units	10,126	9,590	250,347	287,279	15,100	15,750	34,624	40,155
Units purchased	907	2,356	24,710	31,393	2,430	2,412	16,266	10,368
Units redeemed	(1,017)	(1,820)	(58,176)	(68,325)	(2,422)	(3,062)	(15,329)	(15,899)

Ending units	10,016	10,126	216,881	250,347	15,108	15,100	35,561	34,624

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	FIGBP		FIGBS		FMCS		FOP
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$549,657	913,559	21,836	37,214	(20,675)	(71,569)	166,296	113,971
Realized gain (loss) on investments	389,098	377,223	14,698	6,784	(53,369)	(132,584)	(87,868)	820,588
Change in unrealized gain (loss) on investments	(42,215)	124,587	(4,170)	8,017	691,566	(1,287,143)	2,112,631	(3,565,883)
Reinvested capital gains	883,409	953,740	39,819	39,131	829,692	20,467	40,086	29,933

Net increase (decrease) in contract owners’ equity resulting from operations	1,779,949	2,369,109	72,183	91,146	1,447,214	(1,470,829)	2,231,145	(2,601,391)

Equity transactions:
Purchase payments received from contract owners (note 5a)	3,601,083	4,549,654	169,283	241,964	819,858	1,324,906	461,953	609,061
Transfers between funds (note 5a)	(65,505)	650,414	-	-	-	325	(47,646)	(37,880)
Surrenders and Death Benefits (notes 3 and 5a)	(4,848,169)	(6,459,313)	(79,058)	(126,841)	(1,787,126)	(2,459,305)	(1,340,597)	(1,938,211)
Net policy repayments (loans) (notes 4 and 5a)	61,000	44,934	(67,007)	(6,025)	28,769	13,058	145,421	19,012
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(2,861,516)	(3,038,816)	(125,901)	(118,861)	(728,021)	(805,353)	(992,819)	(1,188,430)
Adjustments to maintain reserves	(2,322)	21,405	(81)	82	(565)	1,422	(2,034)	(102,171)

Net equity transactions	(4,115,429)	(4,231,722)	(102,764)	(9,681)	(1,667,085)	(1,924,947)	(1,775,722)	(2,638,619)

Net change in contract owners’ equity	(2,335,480)	(1,862,613)	(30,581)	81,465	(219,871)	(3,395,776)	455,423	(5,240,010)
Contract owners’ equity beginning of period	35,128,999	36,991,612	1,518,284	1,436,819	10,749,483	14,145,259	11,820,452	17,060,462

Contract owners’ equity end of period	$32,793,519	35,128,999	1,487,703	1,518,284	10,529,612	10,749,483	12,275,875	11,820,452

CHANGES IN UNITS:
Beginning units	98,957	114,694	10,286	10,358	34,398	39,764	34,059	42,101
Units purchased	13,595	17,504	1,316	1,780	3,000	4,877	1,781	1,375
Units redeemed	(25,494)	(33,241)	(2,001)	(1,852)	(7,201)	(10,243)	(6,886)	(9,417)

Ending units	87,058	98,957	9,601	10,286	30,197	34,398	28,954	34,059

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	FOPR		FOS		FOSR		FVSS
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$273,591	176,924	556	300	27,858	14,157	(4,817)	3,617
Realized gain (loss) on investments	(1,352,471)	(688,428)	(5,364)	(5,597)	(151,820)	(88,027)	238,157	3,551
Change in unrealized gain (loss) on investments	4,584,351	(3,308,252)	14,263	(7,295)	538,324	(364,106)	241,677	(219,724)
Reinvested capital gains	66,442	42,428	173	140	8,237	4,336	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	3,571,913	(3,777,328)	9,628	(12,452)	422,599	(433,640)	475,017	(212,556)

Equity transactions:
Purchase payments received from contract owners (note 5a)	2,020,652	2,262,845	1,699	1,699	331,994	361,998	164,466	195,020
Transfers between funds (note 5a)	(125,673)	(590,689)	-	-	-	(3)	3	51
Surrenders and Death Benefits (notes 3 and 5a)	(2,391,995)	(1,827,784)	(2,484)	(7,313)	(173,929)	(31,460)	(506,326)	(385,729)
Net policy repayments (loans) (notes 4 and 5a)	107,904	46,375	(643)	635	(3,287)	(7,004)	6,114	(1,670)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(1,398,287)	(1,441,221)	(8,143)	(8,740)	(189,059)	(192,527)	(140,655)	(152,567)
Adjustments to maintain reserves	(5,373)	2,021	105	(72)	(96)	(4)	241	449

Net equity transactions	(1,792,772)	(1,548,453)	(9,466)	(13,791)	(34,377)	131,000	(476,157)	(344,446)

Net change in contract owners’ equity	1,779,141	(5,325,781)	162	(26,243)	388,222	(302,640)	(1,140)	(557,002)
Contract owners’ equity beginning of period	18,476,259	23,802,040	52,959	79,202	2,123,467	2,426,107	1,942,007	2,499,009

Contract owners’ equity end of period	$20,255,400	18,476,259	53,121	52,959	2,511,689	2,123,467	1,940,867	1,942,007

CHANGES IN UNITS:
Beginning units	132,941	136,711	328	403	18,487	17,337	7,881	9,259
Units purchased	16,594	24,093	13	13	2,827	3,825	897	829
Units redeemed	(28,050)	(27,863)	(66)	(88)	(3,056)	(2,675)	(1,424)	(2,207)

Ending units	121,485	132,941	275	328	18,258	18,487	7,354	7,881

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

		FTVRDI		FTVSVI		FTVDM3		TIF
		2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$	67,592	61,282	17,591	12,257	16,359	7,494	31,567	17,808
Realized gain (loss) on investments		744,300	460,941	(67,569)	(295,163)	135,335	109,377	(97,517)	(108,502)
Change in unrealized gain (loss) on investments		(127,040)	(165,596)	905,487	33,240	105,586	(583,603)	257,752	(57,736)
Reinvested capital gains		-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations		684,852	356,627	855,509	(249,666)	257,280	(466,732)	191,802	(148,430)

Equity transactions:
Purchase payments received from contract owners (note 5a)		1,427,810	1,640,173	397,947	844,443	281,004	302,063	121,722	208,849
Transfers between funds (note 5a)		10	131	(68)	51	39	21	2	66
Surrenders and Death Benefits (notes 3 and 5a)		(1,534,012)	(1,935,807)	(786,009)	(1,405,014)	(314,314)	(586,016)	(170,796)	(196,595)
Net policy repayments (loans) (notes 4 and 5a)		(10,633)	(45,950)	6,297	13,275	1,620	6,109	12,434	6,315
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)		(559,847)	(504,646)	(383,094)	(411,650)	(177,914)	(200,131)	(128,415)	(135,070)
Adjustments to maintain reserves		(1,564)	188	(824)	(1,051)	(142)	29	(739)	(648)

Net equity transactions		(678,236)	(845,911)	(765,751)	(959,946)	(209,707)	(477,925)	(165,792)	(117,083)

Net change in contract owners’ equity		6,616	(489,284)	89,758	(1,209,612)	47,573	(944,657)	26,010	(265,513)
Contract owners’ equity beginning of period		6,407,217	6,896,501	5,154,083	6,363,695	2,206,891	3,151,548	1,157,642	1,423,155

Contract owners’ equity end of period	$	6,413,833	6,407,217	5,243,841	5,154,083	2,254,464	2,206,891	1,183,652	1,157,642

CHANGES IN UNITS:
Beginning units		31,764	37,619	21,059	24,769	13,552	16,171	2,155	2,683
Units purchased		6,695	8,452	1,857	4,188	1,773	1,946	152	159
Units redeemed		(10,378)	(14,307)	(4,777)	(7,898)	(3,005)	(4,565)	(336)	(687)

Ending units		28,081	31,764	18,139	21,059	12,320	13,552	1,971	2,155

									(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	FTVGI3		FTVFA2		AMTB		AMINS
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$141,748	124,901	614	(350)	208,414	289,417	4	122
Realized gain (loss) on investments	51,437	36,648	397	542	(215,747)	(362,410)	(127)	61
Change in unrealized gain (loss) on investments	139,944	(224,219)	3,074	(2,851)	348,988	58,015	477	(447)
Reinvested capital gains	4,048	16,705	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	337,177	(45,965)	4,085	(2,659)	341,655	(14,978)	354	(264)

Equity transactions:
Purchase payments received from contract owners (note 5a)	468,806	682,354	550	840	843,365	1,166,087	1,042	1,666
Transfers between funds (note 5a)	4	-	-	-	198,282	137,051	-	1
Surrenders and Death Benefits (notes 3 and 5a)	(371,226)	(351,687)	-	(23,283)	(544,772)	(2,258,148)	-	(195)
Net policy repayments (loans) (notes 4 and 5a)	(3,969)	(9,407)	-	-	(14,692)	(21,749)	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(168,221)	(162,937)	(3,430)	(4,372)	(822,278)	(969,973)	(1,098)	(1,112)
Adjustments to maintain reserves	(58)	74	35	(72)	(2,397)	9,449	30	3

Net equity transactions	(74,664)	158,397	(2,845)	(26,887)	(342,492)	(1,937,283)	(26)	363

Net change in contract owners’ equity	262,513	112,432	1,240	(29,546)	(837)	(1,952,261)	328	99
Contract owners’ equity beginning of period	2,503,594	2,391,162	29,574	59,120	8,751,306	10,703,567	1,866	1,767

Contract owners’ equity end of period	$2,766,107	2,503,594	30,814	29,574	8,750,469	8,751,306	2,194	1,866

CHANGES IN UNITS:
Beginning units	14,830	13,949	323	631	38,233	48,811	17	14
Units purchased	2,701	4,021	7	11	5,203	6,503	9	14
Units redeemed	(3,191)	(3,140)	(36)	(319)	(7,439)	(17,081)	(9)	(11)

Ending units	14,340	14,830	294	323	35,997	38,233	17	17

								(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	AMCG		AMTP		AMFAS		AMSRS
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$(1,967)	(2,041)	(5,428)	(19,131)	(2,974)	(3,801)	(2,778)	(2,218)
Realized gain (loss) on investments	43,681	9,986	150,477	187,828	58,355	(22,697)	16,760	(14,182)
Change in unrealized gain (loss) on investments	(7,628)	(8,855)	264,174	(530,192)	(17,646)	21,625	45,867	(11,958)
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	34,086	(910)	409,223	(361,495)	37,735	(4,873)	59,849	(28,358)

Equity transactions:
Purchase payments received from contract owners (note 5a)	28,782	27,930	138,980	874,306	54,297	163,482	47,669	116,311
Transfers between funds (note 5a)	-	95	(71)	5,070	(20)	(19)	(3)	10
Surrenders and Death Benefits (notes 3 and 5a)	(78,202)	(4,709)	(317,219)	(1,068,585)	(110,080)	(274,423)	(68,581)	(50,495)
Net policy repayments (loans) (notes 4 and 5a)	(37)	(70)	706	4,064	785	1,326	1,542	(6,067)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(29,338)	(30,645)	(194,767)	(266,378)	(56,060)	(61,840)	(38,688)	(43,681)
Adjustments to maintain reserves	(1,211)	(43)	743	41,187	(468)	150	(752)	(199)

Net equity transactions	(80,006)	(7,442)	(371,628)	(410,336)	(111,546)	(171,324)	(58,813)	15,879

Net change in contract owners’ equity	(45,920)	(8,352)	37,595	(771,831)	(73,811)	(176,197)	1,036	(12,479)
Contract owners’ equity beginning of period	298,059	306,411	2,747,237	3,519,068	468,203	644,400	603,394	615,873

Contract owners’ equity end of period	$252,139	298,059	2,784,832	2,747,237	394,392	468,203	604,430	603,394

CHANGES IN UNITS:
Beginning units	610	611	4,031	4,584	2,826	3,754	2,722	2,757
Units purchased	15	31	223	459	448	946	255	469
Units redeemed	(60)	(32)	(802)	(1,012)	(762)	(1,874)	(530)	(504)

Ending units	565	610	3,452	4,031	2,512	2,826	2,447	2,722

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	OVGS3		OVGS		OVGI		OVSC
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$113,015	45,078	16,041	11,037	4,808	3,219	(1,372)	(426)
Realized gain (loss) on investments	(135,855)	(111,728)	(58,632)	(73,808)	(31,273)	(47,580)	35,219	(39,188)
Change in unrealized gain (loss) on investments	1,551,970	(669,652)	252,251	(43,979)	353,232	19,654	153,072	10,925
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,529,130	(736,302)	209,660	(106,750)	326,767	(24,707)	186,919	(28,689)

Equity transactions:
Purchase payments received from contract owners (note 5a)	884,782	982,027	40,446	40,617	226,771	239,499	99,212	106,520
Transfers between funds (note 5a)	(19)	(7)	-	72	231	-	2	2
Surrenders and Death Benefits (notes 3 and 5a)	(759,290)	(517,201)	(196,781)	(364,645)	(405,785)	(346,786)	(236,573)	(338,499)
Net policy repayments (loans) (notes 4 and 5a)	(27,973)	(69,182)	2,819	(9,722)	7,794	(22,208)	19,221	5,194
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(584,475)	(603,254)	(89,868)	(112,599)	(161,614)	(180,258)	(83,981)	(94,435)
Adjustments to maintain reserves	(208)	(241)	112	(1,407)	(1,058)	(61)	181	(1,149)

Net equity transactions	(487,183)	(207,858)	(243,272)	(447,684)	(333,661)	(309,814)	(201,938)	(322,367)

Net change in contract owners’ equity	1,041,947	(944,160)	(33,612)	(554,434)	(6,894)	(334,521)	(15,019)	(351,056)
Contract owners’ equity beginning of period	7,674,076	8,618,236	1,179,597	1,734,031	2,135,618	2,470,139	1,109,162	1,460,218

Contract owners’ equity end of period	$8,716,023	7,674,076	1,145,985	1,179,597	2,128,724	2,135,618	1,094,143	1,109,162

CHANGES IN UNITS:
Beginning units	54,728	55,968	3,181	4,265	15,102	17,422	5,011	6,244
Units purchased	6,656	8,328	70	159	1,763	1,865	565	533
Units redeemed	(9,732)	(9,568)	(541)	(1,243)	(3,145)	(4,185)	(1,404)	(1,766)

Ending units	51,652	54,728	2,710	3,181	13,720	15,102	4,172	5,011

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	OVSB		PMVFBA		PMVLDA		PMVTRA
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$(607)		10,369	2,763	7,168	5,589	21,803	3,491
Realized gain (loss) on investments	73	-	5,786	7,450	5,983	8,041	27,096	(106)
Change in unrealized gain (loss) on investments	8,677	-	(11,190)	5,261	17,566	(10,994)	8,267	(8,425)
Reinvested capital gains	-	-	5,278	712	-	-	23,207	6,356

Net increase (decrease) in contract owners’ equity resulting from operations	8,143	-	10,243	16,186	30,717	2,636	80,373	1,316

Equity transactions:
Purchase payments received from contract owners (note 5a)	496,563	-	52,906	76,827	126,844	275,063	500,741	191,076
Transfers between funds (note 5a)	-	-	-	-	-	-	567,925	270,951
Surrenders and Death Benefits (notes 3 and 5a)	(2,645)	-	(41,391)	(71,256)	(132,309)	(263,308)	(303,339)	-
Net policy repayments (loans) (notes 4 and 5a)	(20)	-	7	568	36,595	(36,169)	(1,504)	206
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(7,463)	-	(14,625)	(14,152)	(45,175)	(61,968)	(52,196)	(5,894)
Adjustments to maintain reserves	24	-	(26)	(8)	(13)	38	275,671	(272,395)

Net equity transactions	486,459	-	(3,129)	(8,021)	(14,058)	(86,344)	987,298	183,944

Net change in contract owners’ equity	494,602	-	7,114	8,165	16,659	(83,708)	1,067,671	185,260
Contract owners’ equity beginning of period	-	-	224,990	216,825	561,283	644,991	185,260	-

Contract owners’ equity end of period	$494,602	-	232,104	224,990	577,942	561,283	1,252,931	185,260

CHANGES IN UNITS:
Beginning units	-	-	1,762	1,829	4,870	5,616	1,842	-
Units purchased	4,655	-	418	650	1,503	2,477	5,223	1,882
Units redeemed	(105)	-	(444)	(717)	(1,600)	(3,223)	(754)	(40)

Ending units	4,550	-	1,736	1,762	4,773	4,870	6,311	1,842

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	PVGIB		PVTIGB		PVTVB		ACEG
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$2,017	1,435	1,095	2,246	(2,688)	(5,297)	(1,297)	-
Realized gain (loss) on investments	9,696	1,642	1,146	3,909	21,924	13,376	(2,532)	-
Change in unrealized gain (loss) on investments	23,686	(13,603)	15,027	(20,814)	76,727	(185,424)	(5,420)	-
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	35,399	(10,526)	17,268	(14,659)	95,963	(177,345)	(9,249)	-

Equity transactions:
Purchase payments received from contract owners (note 5a)	25,085	80,536	200,306	2,329	84,784	498,924	327,927	-
Transfers between funds (note 5a)	(1)	(1)	-	-	-	-	-	-
Surrenders and Death Benefits (notes 3 and 5a)	(8,954)	(39,962)	(3,858)	(11,349)	(161,304)	(100,112)	(42,734)	-
Net policy repayments (loans) (notes 4 and 5a)	676	1,248	-	-	18,488	1,582	170	-
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(22,878)	(34,654)	(5,392)	(4,971)	(46,126)	(42,188)	(18,145)	-
Adjustments to maintain reserves	543	(122)	1,018	307	472	296	124	-

Net equity transactions	(5,529)	7,045	192,074	(13,684)	(103,686)	358,502	267,342	-

Net change in contract owners’ equity	29,870	(3,481)	209,342	(28,343)	(7,723)	181,157	258,093	-
Contract owners’ equity beginning of period	197,650	201,131	69,543	97,886	733,055	551,898	-	-

Contract owners’ equity end of period	$227,520	197,650	278,885	69,543	725,332	733,055	258,093	-

CHANGES IN UNITS:
Beginning units	1,497	1,468	274	337	3,887	2,813	-	-
Units purchased	193	254	120	2	654	1,590	3,082	-
Units redeemed	(234)	(225)	(45)	(65)	(1,209)	(516)	(647)	-

Ending units	1,456	1,497	349	274	3,332	3,887	2,435	-

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	AVBVI		TRHS2		VWBF		VWEM
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$1,570	512	(2,641)	(1,261)	38,923	249,162	(100,913)	82,362
Realized gain (loss) on investments	9,094	27,018	15,846	5,364	29,258	21,648	(656,000)	(1,108,009)
Change in unrealized gain (loss) on investments	15,229	(32,159)	69,338	(16,605)	149,594	(93,464)	4,630,799	(2,893,798)
Reinvested capital gains	-	-	7,755	-	43,375	68,157	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	25,893	(4,629)	90,298	(12,502)	261,150	245,503	3,873,886	(3,919,445)

Equity transactions:
Purchase payments received from contract owners (note 5a)	12,349	15,855	217,841	352,617	3,396,965	170,171	10,632,622	390,424
Transfers between funds (note 5a)	(1)	(4)	89	10	1,389,594	(1,011)	2,702,859	(49,753)
Surrenders and Death Benefits (notes 3 and 5a)	(14,202)	(55,941)	(138,033)	(71,386)	(507,096)	(414,336)	(2,299,556)	(1,911,356)
Net policy repayments (loans) (notes 4 and 5a)	(58)	(49)	(857)	(305)	14,527	5,245	85,553	(250,812)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(7,824)	(8,623)	(29,769)	(21,012)	(488,080)	(290,115)	(1,085,479)	(674,229)
Adjustments to maintain reserves	979	(239)	(170)	34	(1,058)	9,041	(2,920)	(70,463)

Net equity transactions	(8,757)	(49,001)	49,101	259,958	3,804,852	(521,005)	10,033,079	(2,566,189)

Net change in contract owners’ equity	17,136	(53,630)	139,399	247,456	4,066,002	(275,502)	13,906,965	(6,485,634)
Contract owners’ equity beginning of period	154,194	207,824	288,865	41,409	3,122,901	3,398,403	10,687,721	17,173,355

Contract owners’ equity end of period	$171,330	154,194	428,264	288,865	7,188,903	3,122,901	24,594,686	10,687,721

CHANGES IN UNITS:
Beginning units	178	271	2,487	391	5,692	6,861	24,664	29,643
Units purchased	9	29	1,600	2,904	14,842	164	38,240	529
Units redeemed	(64)	(122)	(1,250)	(808)	(3,737)	(1,333)	(8,010)	(5,508)

Ending units	123	178	2,837	2,487	16,797	5,692	54,894	24,664

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	VWHA		VVEI		VVHYB		VVMCI
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$29,866	46,756	28,568	24,966	58,512	80,329	6,396	2,054
Realized gain (loss) on investments	(633,285)	259,419	(40,071)	(76,502)	34,012	(22,764)	(58,520)	(120,676)
Change in unrealized gain (loss) on investments	(160,319)	(1,551,175)	240,698	215,623	72,415	14,057	436,626	32,131
Reinvested capital gains	575,539	94,646	-	-	-	-	104,933	-

Net increase (decrease) in contract owners’ equity resulting from operations	(188,199)	(1,150,354)	229,195	164,087	164,939	71,622	489,435	(86,491)

Equity transactions:
Purchase payments received from contract owners (note 5a)	8,680,995	515,454	314,325	235,960	405,678	194,780	446,503	454,484
Transfers between funds (note 5a)	3,193,168	2,723	5	(13)	-	-	(1)	(42)
Surrenders and Death Benefits (notes 3 and 5a)	(1,562,028)	(1,029,282)	(100,694)	(163,706)	(354,848)	(156,873)	(144,848)	(260,571)
Net policy repayments (loans) (notes 4 and 5a)	(122,741)	(43,479)	(8,636)	(12,981)	(2,179)	(3,211)	(11,581)	(20,762)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(818,385)	(467,357)	(166,468)	(152,671)	(102,350)	(103,914)	(263,020)	(283,079)
Adjustments to maintain reserves	(4,606)	(4,877)	(92)	19	(116)	75	(351)	(28)

Net equity transactions	9,366,403	(1,026,818)	38,440	(93,392)	(53,815)	(69,143)	26,702	(109,998)

Net change in contract owners’ equity	9,178,204	(2,177,172)	267,635	70,695	111,124	2,479	516,137	(196,489)
Contract owners’ equity beginning of period	5,698,184	7,875,356	1,868,552	1,797,857	1,236,200	1,233,721	3,301,349	3,497,838

Contract owners’ equity end of period	$14,876,388	5,698,184	2,136,187	1,868,552	1,347,324	1,236,200	3,817,486	3,301,349

CHANGES IN UNITS:
Beginning units	5,489	7,256	11,192	11,762	7,317	7,735	16,665	17,134
Units purchased	19,659	222	1,896	1,536	2,401	1,305	2,252	2,581
Units redeemed	(3,318)	(1,989)	(1,697)	(2,106)	(2,674)	(1,723)	(2,119)	(3,050)

Ending units	21,830	5,489	11,391	11,192	7,044	7,317	16,798	16,665

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	VVHGB		WRASP		SVDF		SVOF
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$20,685	27,892	1,537	1,786	(7,460)	(7,118)	(2,407)	(2,435)
Realized gain (loss) on investments	12,588	16,642	6,561	37,090	260,152	50,117	54,837	83,314
Change in unrealized gain (loss) on investments	(7,885)	21,075	41,078	(53,731)	(84,069)	(51,738)	10,223	(107,486)
Reinvested capital gains	10,611	10,592	-	-	-	-	159	-

Net increase (decrease) in contract owners’ equity resulting from operations	35,999	76,201	49,176	(14,855)	168,623	(8,739)	62,812	(26,607)

Equity transactions:
Purchase payments received from contract owners (note 5a)	170,348	151,249	43,069	145,595	456,750	171,382	36,609	130,182
Transfers between funds (note 5a)	(1)	(1)	-	-	49	737	-	1,525
Surrenders and Death Benefits (notes 3 and 5a)	(16,837)	(141,192)	(50,407)	(277,978)	(421,342)	(16,853)	(62,093)	(102,158)
Net policy repayments (loans) (notes 4 and 5a)	(4,132)	(3,810)	15,444	10,547	(251)	(236)	125	1,551
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(100,540)	(109,476)	(26,700)	(33,155)	(83,483)	(49,635)	(50,679)	(40,703)
Adjustments to maintain reserves	(180)	100	(95)	(20)	513	(21,176)	115	(19,338)

Net equity transactions	48,658	(103,130)	(18,689)	(155,011)	(47,764)	84,219	(75,923)	(28,941)

Net change in contract owners’ equity	84,657	(26,929)	30,487	(169,866)	120,859	75,480	(13,111)	(55,548)
Contract owners’ equity beginning of period	1,156,652	1,183,581	299,125	468,991	1,085,431	1,009,951	443,324	498,872

Contract owners’ equity end of period	$1,241,309	1,156,652	329,612	299,125	1,206,290	1,085,431	430,213	443,324

CHANGES IN UNITS:
Beginning units	7,895	8,615	2,529	3,652	5,045	4,693	1,059	1,056
Units purchased	1,603	1,364	523	1,230	1,929	658	110	213
Units redeemed	(1,275)	(2,084)	(696)	(2,353)	(1,615)	(306)	(409)	(210)

Ending units	8,223	7,895	2,356	2,529	5,359	5,045	760	1,059

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	WFVSCG		JAGTS2		JAIGS2		AVCA
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$(845)	(765)	(1,759)	(5,723)	(14,053)	(23,980)	(638)	(1,672)
Realized gain (loss) on investments	2,478	3,882	165,325	118,863	(520,017)	(501,450)	37,813	(11,644)
Change in unrealized gain (loss) on investments	(941)	(11,623)	(40,170)	(191,924)	1,268,684	(2,327,792)	407	(12,666)
Reinvested capital gains	4,828	-	-	-	-	73,921	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	5,520	(8,506)	123,396	(78,784)	734,614	(2,779,301)	37,582	(25,982)

Equity transactions:
Purchase payments received from contract owners (note 5a)	47,469	83,272	55,387	256,779	194,317	984,205	42,427	66,168
Transfers between funds (note 5a)	-	-	63	-	(3)	(8)	-	-
Surrenders and Death Benefits (notes 3 and 5a)	(8,252)	(21,186)	(836,886)	(274,558)	(6,291,293)	(1,529,426)	(336,463)	(26,227)
Net policy repayments (loans) (notes 4 and 5a)	87	43	4,891	(3,755)	23,664	(8,785)	(59)	(718)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(8,932)	(8,860)	(15,285)	(55,926)	(126,770)	(488,523)	(9,595)	(27,978)
Adjustments to maintain reserves	(9)	(89)	23	37	(135)	(733)	231	(362)

Net equity transactions	30,363	53,180	(791,807)	(77,423)	(6,200,220)	(1,043,270)	(303,459)	10,883

Net change in contract owners’ equity	35,883	44,674	(668,411)	(156,207)	(5,465,606)	(3,822,571)	(265,877)	(15,099)
Contract owners’ equity beginning of period	102,357	57,683	668,411	824,618	5,465,606	9,288,177	265,877	280,976

Contract owners’ equity end of period	$138,240	102,357	-	668,411	-	5,465,606	-	265,877

CHANGES IN UNITS:
Beginning units	654	349	4,554	5,088	27,919	31,882	2,077	2,003
Units purchased	277	487	376	1,734	957	4,597	308	526
Units redeemed	(106)	(182)	(4,930)	(2,268)	(28,876)	(8,560)	(2,385)	(452)

Ending units	825	654	-	4,554	-	27,919	-	2,077

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	AVCDI		VWBFR		VWEMR		VWHAR
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$(3,132)	(9,664)	98,528	337,166	(21,947)	72,756	(18,097)	93,372
Realized gain (loss) on investments	101,956	(29,054)	44,554	(4,341)	2,329,147	(285,739)	8,906	(70,152)
Change in unrealized gain (loss) on investments	64,922	(64,878)	(101,662)	(94,592)	(222,701)	(3,616,807)	(224,295)	(2,407,123)
Reinvested capital gains	-	-	66,416	91,314	-	-	794,201	170,145

Net increase (decrease) in contract owners’ equity resulting from operations	163,746	(103,596)	107,836	329,547	2,084,499	(3,829,790)	560,715	(2,213,758)

Equity transactions:
Purchase payments received from contract owners (note 5a)	17,999	104,216	180,411	526,682	367,074	1,335,531	315,449	1,424,559
Transfers between funds (note 5a)	-	-	(1,435,773)	280,550	(2,856,157)	(155,414)	(3,257,295)	214,891
Surrenders and Death Benefits (notes 3 and 5a)	(1,362,876)	(47,476)	(3,461,979)	(556,177)	(10,228,050)	(1,358,459)	(8,163,770)	(1,984,800)
Net policy repayments (loans) (notes 4 and 5a)	3,708	(4,098)	(2,313)	(29,979)	54,524	49,497	62,775	(62,341)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)	(17,933)	(63,231)	(124,683)	(363,361)	(250,799)	(778,970)	(202,201)	(636,434)
Adjustments to maintain reserves	441	2,456	(696)	(647)	1,249	5,053	3,994	(3,200)

Net equity transactions	(1,358,661)	(8,133)	(4,845,033)	(142,932)	(12,912,159)	(902,762)	(11,241,048)	(1,047,325)

Net change in contract owners’ equity	(1,194,915)	(111,729)	(4,737,197)	186,615	(10,827,660)	(4,732,552)	(10,680,333)	(3,261,083)
Contract owners’ equity beginning of period	1,194,915	1,306,644	4,737,197	4,550,582	10,827,660	15,560,212	10,680,333	13,941,416

Contract owners’ equity end of period	$-	1,194,915	-	4,737,197	-	10,827,660	-	10,680,333

CHANGES IN UNITS:
Beginning units	6,796	6,860	20,576	22,637	39,908	41,617	26,115	29,000
Units purchased	127	688	1,290	3,834	1,654	6,934	1,086	4,347
Units redeemed	(6,923)	(752)	(21,866)	(5,895)	(41,562)	(8,643)	(27,201)	(7,232)

Ending units	-	6,796	-	20,576	-	39,908	-	26,115

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

		NVAGF3		OVHI3		OVHI		NVAGF6
		2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$	-	3,781	62,895	28,212	13,583	16,316	-	13,621
Realized gain (loss) on investments		-	(20,362)	(657)	(40,146)	(9,032)	9,411	-	(43,524)
Change in unrealized gain (loss) on investments		-	13,140	(18,142)	2,785	5,894	(24,257)	-	17,533
Reinvested capital gains		-	5,599	-	-	-	-	-	20,831

Net increase (decrease) in contract owners’ equity resulting from operations		-	2,158	44,096	(9,149)	10,445	1,470	-	8,461

Equity transactions:
Purchase payments received from contract owners (note 5a)		-	2,262	201,886	64,051	228	83,163	-	2,623
Transfers between funds (note 5a)		-	-	-	-	-	(37)	-	(142,370)
Surrenders and Death Benefits (notes 3 and 5a)		-	(237,915)	(563,876)	(18,834)	(105,567)	(152,339)	-	(297,548)
Net policy repayments (loans) (notes 4 and 5a)		-	263	(2,811)	(4,108)	9,480	(4,360)	-	(160)
Redemptions to pay cost of insurance charges and administration charges (notes 5c and 5d)		-	(2,086)	(21,403)	(23,389)	(10,017)	(29,256)	-	(3,633)
Adjustments to maintain reserves		-	(89)	(4)	28	54	35	-	(551)

Net equity transactions		-	(237,565)	(386,208)	17,748	(105,822)	(102,794)	-	(441,639)

Net change in contract owners’ equity		-	(235,407)	(342,112)	8,599	(95,377)	(101,324)	-	(433,178)
Contract owners’ equity beginning of period		-	235,407	342,112	333,513	95,377	196,701	-	433,178

Contract owners’ equity end of period	$	-	-	-	342,112	-	95,377	-	-

CHANGES IN UNITS:
Beginning units		-	1,926	12,162	11,550	1,404	2,190	-	487
Units purchased		-	28	7,023	2,420	247	346	-	3
Units redeemed		-	(1,954)	(19,185)	(1,808)	(1,651)	(1,132)	-	(490)

Ending units		-	-	-	12,162	-	1,404	-	-

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

(1) Organization

The Nationwide Provident VLI Separate Account 1 (the Account) was established by Nationwide Life Insurance Company of America (NLICA) (The Company) under the provisions of the Pennsylvania Insurance Law. The Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Nationwide NVIT Nationwide Fund Class IV, Nationwide NVIT Money Market Fund Class IV, Nationwide NVIT Government Bond Fund Class IV and J.P. Morgan NVIT Balanced Fund Class IV subaccounts are the only subaccounts available with single premium and scheduled premium policies.

On December 31, 2009, NLICA merged with Nationwide Life and Insurance Company (NLIC or the Company) with NLIC as the surviving entity.

With certain exceptions, contract owners in either the accumulation or the payout phase may invest in the following:

ALGER AMERICAN FUNDS

Small Cap Growth Portfolio: Class I-2 Shares (AASCO)

BLACKROCK FUNDS

Global Allocation V.I. Fund - Class II (MLVGA2)

DREYFUS CORPORATION FUNDS

Stock Index Fund, Inc. - Initial Shares (DSIF)

INVESCO AIM INVESTMENTS

Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)

JANUS FUNDS

Janus Aspen Series - Balanced Portfolio - Service Shares (JABS)

Janus Aspen Series - Forty Portfolio - Service Shares (JACAS)

Janus Aspen Series - Global Technology Portfolio - Service Shares (JAGTS)

Janus Aspen Series - Overseas Portfolio - Service Shares (JAIGS)

MASSACHUSETTS FINANCIAL SERVICES CO.

Investors Growth Stock Series - Initial Class (MIGIC)

Value Series - Initial Class (MVFIC)

Variable Insurance Trust II - MFS International Value Portfolio -

    Service Class (MVIVSC)

MORGAN STANLEY

Core Plus Fixed Income Portfolio - Class I (MSVFI)

Emerging Markets Debt Portfolio - Class I (MSEM)

U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)

American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)

American Funds NVIT Bond Fund - Class II (GVABD2)

American Funds NVIT Global Growth Fund - Class II (GVAGG2)

American Funds NVIT Growth Fund - Class II (GVAGR2)

American Funds NVIT Growth-Income Fund - Class II (GVAGI2)

Federated NVIT High Income Bond Fund - Class I (HIBF)

Federated NVIT High Income Bond Fund - Class III (HIBF3)

NVIT Emerging Markets Fund - Class I (GEM)

NVIT Emerging Markets Fund - Class III (GEM3)

NVIT International Equity Fund - Class III (GIG3)

Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)

Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)

Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)

NVIT Cardinal Aggressive Fund - Class I (NVCRA1)

NVIT Cardinal Balanced Fund - Class I (NVCRB1)

NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)

NVIT Cardinal Conservative Fund - Class I (NVCCN1)

NVIT Cardinal Moderate Fund - Class I (NVCMD1)

NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)

NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)

NVIT Core Bond Fund - Class I (NVCBD1)

NVIT Core Plus Bond Fund - Class I (NVLCP1)

NVIT Nationwide Fund - Class IV (TRF4)

NVIT Government Bond Fund - Class I (GBF)

NVIT Government Bond Fund - Class IV (GBF4)

American Century NVIT Growth Fund - Class IV (CAF4)

NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)

NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)

NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)

NVIT Investor Destinations Conservative Fund - Class II (GVIDC)

NVIT Investor Destinations Moderate Fund - Class II (GVIDM)

NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)

NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)

NVIT Mid Cap Index Fund - Class I (MCIF)

NVIT Multi-Manager International Growth Fund - Class III (NVMIG3)

NVIT Multi-Manager International Value Fund - Class III (GVDIV3)

NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)

NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)

NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)

NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)

NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)

NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)

NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)

NVIT Multi-Manager Small Company Fund - Class IV (SCF4)

NVIT Multi-Sector Bond Fund - Class I (MSBF)

NVIT S&P 500 Index Fund - Class IV (GVEX4)

NVIT Short Term Bond Fund - Class II (NVSTB2)

NVIT Large Cap Growth Fund - Class I (NVOLG1)

Templeton NVIT International Value Fund - Class III (NVTIV3)

Van Kampen NVIT Comstock Value Fund - Class IV (EIF4)

NVIT Real Estate Fund - Class I (NVRE1)

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

NVIT Money Market Fund - Class IV (SAM4)

PORTFOLIOS OF THE ALLIANCEBERNSTEIN VARIABLE

    PRODUCTS SERIES FUND, INC

VPS Growth and Income Portfolio - Class A (ALVGIA)

VPS Small/Mid Cap Value Portfolio: Class A (ALVSVA)

PORTFOLIOS OF THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Income & Growth Fund - Class I (ACVIG)

American Century VP Inflation Protection Fund - Class II (ACVIP2)

VP International Fund - Class I (ACVI)

VP International Fund - Class III (ACVI3)*

VP Mid Cap Value Fund - Class I (ACVMV1)

VP Ultra(R) Fund - Class I (ACVU1)

American Century Variable Portfolios, Inc. - American Century VP Value Fund:

    Class I (ACVV)*

VP Vista(SM) Fund - Class I (ACVVS1)

PORTFOLIOS OF THE DREYFUS INVESTMENT PORTFOLIOS

Small Cap Stock Index Portfolio - Service Shares (DVSCS)

PORTFOLIOS OF THE DREYFUS VARIABLE INVESTMENT FUND

Appreciation Portfolio - Initial Shares (DCAP)

Opportunistic Small Cap Portfolio: Initial Shares (DSC)

PORTFOLIOS OF THE FEDERATED INSURANCE SERIES

Capital Appreciation Fund II - Primary Shares (FVCA2P)

Quality Bond Fund II - Primary Shares (FQB)

PORTFOLIOS OF THE FIDELITY(R) VARIABLE INSURANCE PRODUCTS

Equity-Income Portfolio - Initial Class (FEIP)

High Income Portfolio - Initial Class (FHIP)

VIP Asset Manager Portfolio - Initial Class (FAMP)

VIP Contrafund Portfolio - Initial Class (FCP)*

VIP Energy Portfolio - Service Class 2 (FNRS2)

VIP Equity-Income Portfolio - Service Class (FEIS)

VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)

VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)

VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)

VIP Growth Portfolio - Initial Class (FGP)

VIP Growth Portfolio - Service Class (FGS)

VIP High Income Portfolio - Initial Class R (FHIPR)

VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)

VIP Investment Grade Bond Portfolio - Service Class (FIGBS)

VIP Mid Cap Portfolio - Service Class (FMCS)

VIP Overseas Portfolio - Initial Class (FOP)

VIP Overseas Portfolio - Initial Class R (FOPR)

VIP Overseas Portfolio - Service Class (FOS)

VIP Overseas Portfolio - Service Class R (FOSR)

VIP Value Strategies Portfolio - Service Class (FVSS)

PORTFOLIOS OF THE FRANKLIN TEMPLETON VARIABLE

    INSURANCE PRODUCTS TRUST

Franklin Rising Dividends Securities Fund - Class 1 (FTVRDI)

Franklin Small Cap Value Securities Fund - Class 1 (FTVSVI)

Templeton Developing Markets Securities Fund - Class 3 (FTVDM3)

Templeton Foreign Securities Fund - Class 1 (TIF)

Templeton Global Bond Securities Fund - Class 3 (FTVGI3)

VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)

PORTFOLIOS OF THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Advisers Management Trust - Short Duration Bond Portfolio - I Class Shares  (AMTB)

International Portfolio - S Class Shares (AMINS)

Mid-Cap Growth Portfolio - I Class Shares (AMCG)

Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)

Advisers Management Trust: Mid Cap Intrinsic Value Portfolio - Class S (AMRS)*

Small-Cap Growth Portfolio - S Class Shares (AMFAS)

Socially Responsive Portfolio - I Class Shares (AMSRS)

PORTFOLIOS OF THE OPPENHEIMER VARIABLE ACCOUNT FUNDS

Capital Appreciation Fund/VA - Non-Service Shares (OVGR)*

Global Securities Fund/VA - Class 3 (OVGS3)

Global Securities Fund/VA - Non-Service Shares (OVGS)

Main Street Fund(R)/VA - Non-Service Shares (OVGI)

Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)

Global Strategic Income Fund/VA: Non-service Shares (OVSB)

PORTFOLIOS OF THE PIMCO VARIABLE INSURANCE TRUST

Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)

Low Duration Portfolio - Administrative Class (PMVLDA)

Total Return Portfolio - Administrative Class (PMVTRA)

PORTFOLIOS OF THE PUTNAM VARIABLE TRUST

Putnam VT Growth and Income Fund - Class IB (PVGIB)

Putnam VT International Equity Fund - Class IB (PVTIGB)

Putnam VT Voyager Fund - Class IB (PVTVB)

PORTFOLIOS OF THE VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)

Van Kampen V.I. Value Opportunities Fund: Series I Shares (AVBVI)

T. ROWE PRICE

Blue Chip Growth Portfolio - II (TRBCG2)*

Equity Income Portfolio - II (TREI2)*

Health Sciences Portfolio - II (TRHS2)

Limited-Term Bond Portfolio - II (TRLT2)*

VAN ECK ASSOCIATES CORPORATION

VIP Trust - Global Bond Fund: Initial Class (VWBF)

VIP Trust - Emerging Markets Fund: Initial Class (VWEM)

VIP Trust - Global Hard Assets Fund: Initial Class (VWHA)

VANGUARD GROUP OF INVESTMENT COMPANIES

Vanguard(R) Variable Insurance Funds - Equity Income Portfolio (VVEI)

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

Vanguard(R) Variable Insurance Funds - High Yield Bond Portfolio (VVHYB)

Vanguard(R) Variable Insurance Funds - Mid-Cap Index Portfolio (VVMCI)

Vanguard(R) Variable Insurance Funds - Total Bond Market Index Portfolio (VVHGB)

WADDELL & REED, INC.

Variable Insurance Portfolios - Asset Strategy (WRASP)

WELLS FARGO FUNDS

Advantage VT Discovery Fund (SVDF)

Advantage VT Opportunity Fund - Class 2 (SVOF)

Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)

*At December 31, 2012, contract owners were not invested in the fund.

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 5).

Net premiums from in force policies are allocated to the subaccounts in accordance with contract owner instructions and are recorded as contract owners net premiums in the accompanying statement of changes in contract owners’ equity. Such amounts are used to provide money to pay benefits under the policies. The Account’s assets are the property of the Company.

Transfers between investment portfolios include transfers between the subaccounts and the Guaranteed Account (not shown), which is part of the Company’s general account.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are available through the variable life policy and therefore, not available to the general public directly.

Some of the underlying mutual funds have been established by investment advisers, which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(2) Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Account in preparing the accompanying financial statements.

(a) Investment Valuation

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2012 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(b) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(c) Estimates

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts from operations and policy transactions during the reporting period. Actual results could differ from those estimates.

(d) Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Account.

(e) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the SEC.

(3) Death Benefits

Death benefit proceeds result in a redemption of policy value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the account value on the date of death, the excess is paid by the Company’s general account.

(4) Policy Loans

Policy provisions allow contract owners to borrow up to the policy’s non-loaned surrender value (90% of cash surrender value for Options policies). Interest is charged on the outstanding loan and is due and payable at the end of each policy year or when the loan is repaid. Any unpaid interest is added to the loan balance and bears interest at the same loan rate.

At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made. Interest credited is paid by the Company’s general account to the Account. Loan repayments result in a transfer of collateral including interest back to the Account.

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

(5) Expenses and Related Party Transactions

(a) Deductions from Premiums

The Company makes certain deductions from premiums before amounts are allocated to each subaccount selected by the contract owner. The deductions may include (1) state premium taxes (0-4% of premium/scheduled premium payments depending on the Insured state of residence), (2) premiums for supplementary benefits, (3) sales charges (5% of each scheduled base/unscheduled premium for Options policies only) and (4) premium processing charges and Federal tax charges (1.5-10% of premiums). Premiums adjusted for these deductions are recorded as net purchases in the statement of changes in contract owners’ equity.

For the period ended December 31, 2012 and 2011, total front-end sales charge deductions were $3,030,404 and $3,263,618, respectively. The charges were recognized as a reduction of purchase payments on the Statement of Changes in Contract Owners’ Equity.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Account at the direction of the contract owner. For the years ended December 31, 2012 and 2011, total transfers to the Account from the fixed account were $71,308,725 and $57,743,395, respectively, and total transfers from the Account to the fixed account were $74,854,094 and $63,106,687, respectively. Transfers from the Account to the fixed account are included in redemptions or transfers between funds, and transfers to the Account from the fixed account are included in purchase payments received from contract owners or transfers between funds, as applicable, on the accompanying Statement of Changes in Contract Owners’ Equity. Transfers between funds also include net equity transactions other than those related to redemptions or purchases.

(b) Mortality and Expense Charges

In addition to the aforementioned charges, each subaccount is charged for mortality and expense risks assumed by the Company. The annual rates charged to cover these risks range from 0.00% to 1.00% of the average daily net assets held for the benefit of contract owners. These charges are assessed through the daily unit value calculation.

(c) Cost of Insurance

Each subaccount is also charged by the Company for the cost of insurance protection, which is based on a number of variables such as issue age, sex, premium class, policy year and net amount at risk (death benefit less total policy account value). For single premium policies, the charge is accrued daily and deducted annually from the amount invested. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured’s attained age. The cost of insurance charge is assessed monthly against each policy by liquidating units.

(d) Administrative Charges

Depending upon the type of policy, additional recurring monthly deductions may be made for (1) administrative charges (current charges ranging from $3.25-$11.00; guaranteed maximum charges ranging from a flat fee of $16 to a range of $3.25 plus $0.015 per $1,000 of face amount to $12 plus $0.03 per $1,000 of face amount), (2) first year policy charges (current charges ranging from $5.00-$17.50; guaranteed maximum charges ranging from a flat fee of $5.00 to $17.50 or $17.50 plus an amount per $1,000 of Face Amount (ranging from $0-0.11 per $1,000 of face amount) and (3) supplementary charges (ranging from $0-0.11 per $1,000 of face amount).

Optional monthly deductions for additional riders may be made for (1) disability waiver benefit rider which waives monthly deductions in the event of disability (current and guaranteed maximum charge ranging from $.01-$1.76 per $1,000 of net amount at risk), (2) disability waiver of premium benefit waives agreed upon premium in the event of disability (current and guaranteed maximum charges range from 2% to 23.2% of agreed upon premium amount to an annual rate of $0.17 - $5.32 per $1,000 of Face Amount added to each scheduled premium payment. If the Special Premium Payment Provision is in effect, an annual rate of $0.16 - $4.92 per $1,000 of Face Amount), (3) children’s term insurance rider which provides a death benefit for a covered child ($.52 per $1,000 of coverage), (4) additional insurance benefit rider or term insurance rider (current charge of $.02-$115.10 per $1,000 of coverage for single life policies and $0-$20.79 for survivorship policies; guaranteed maximum charge of $0.09 - $420.82 per $1,000 of Rider coverage amount per month), (5) convertible term life insurance rider for term insurance on someone other than the primary insured individual (current charges of $.06-$113.17 per $1,000 of rider coverage;

guaranteed maximum charge of $0.09 - $420.82 per $1,000 of Rider Coverage amount per month), (6) minimum death benefit which guarantees a death benefit if specified premiums are paid (current and guaranteed maximum charges are $.01 per $1,000 of Guaranteed Minimum Death Benefit), (7) long term care accelerated benefit which pays an accelerated death benefit in the event of a covered illness ($.02-$3.24 per $1,000 of net amount at risk; no maximum amount is guaranteed), (8) long term care waiver benefit waives monthly deductions in the event of a covered illness ($.01-$3.47 per $1,000 of net amount at risk; no maximum amount is guaranteed), (9) long term care extended insurance benefit rider provides additional benefits after accelerated benefits are exhausted ($.01-$8.72 per $1,000 of rider coverage) and (10) four years survivorship term life insurance provides additional death benefits in the first four years of the policy (current charges ranging from $.03-$.15 per $1,000 of rider coverage; guaranteed maximum charge ranging from $0.03 - $2.75 per $1,000 of Rider coverage amount per month).

A face amount increase charge is made upon an increase in face amount (current charges are as low as $0.00; guaranteed maximum charges range from $50-$300 plus $0-$3 per $1,000 of face amount increase). During any given policy year, the first four or twelve transfers (depending on the policy) by a contract owner of amounts in the subaccounts are free of charge. A fee of $25 is assessed for each additional transfer. These charges are included in the Statements of Changes in Contract Owners’ Equity and are assessed against each policy by liquidating units.

The policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the contract owner will receive a refund equal to the policy account value plus reimbursements of certain deductions previously made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

If a policy is surrendered within the first 9-15 policy years (depending on the policy), a contingent deferred sales load charge and/or contingent deferred administrative charge is assessed. The deferred administrative charge ranges from $0-$5 per $1,000 face amount. The deferred sales load charge ranges from 6-35% of premiums paid up to the sales surrender cap. A deferred sales charge and/or a deferred administrative charge will be imposed if certain policies are surrendered or lapse at any time within 10-15 years after the effective date of an increase in face amount (similar charges applied to surrenders/lapses for the initial face amount are applied to the premiums related to the increase in face amount).

A portion of the deferred sales charge and/or deferred administrative charge will be deducted if the face amount is decreased in the first 10-15 years or the related increment of face amount is decreased within 10-15 years after such increase took effect. These charges are included with administrative charges in the Statements of Changes in Contract Owners’ Equity and are assessed against each policy by liquidating units. Upon the transfer of the subaccount value out of a subaccount within 60 days after allocation to that subaccount, certain subaccounts charge a fee of 1% of the amount transferred. These amounts are paid directly to the fund company, and are shown as an investment expense in the Statements of Operations.

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

The Company, or an affiliate, may receive compensation from a fund or its investment adviser or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the funds and their availability through the policies. The amount of this compensation is based upon a percentage of the assets of the fund attributable to the policies and other policies issued by the Company (or an affiliate). These percentages differ, and some funds, advisers, or distributors (or affiliates) may pay the Company more than others. The Company also may receive 12b-1 fees.

(6) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

• Level 1 - Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 - Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

• Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2012.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$1,121,594,116	$0	$0	$1,121,594,116

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2012 are as follows:

	Purchases of Investments	Sales of Investments
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)	$5,549,185	$2,927,112
Global Allocation V.I. Fund - Class II (MLVGA2)	446,701	169,789
Stock Index Fund, Inc. - Initial Shares (DSIF)	1,193,300	1,207,127
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)	1,378,051	73,826
Janus Aspen Series - Balanced Portfolio - Service Shares (JABS)	698,569	621,554
Janus Aspen Series - Forty Portfolio - Service Shares (JACAS)	276,156	651,430
Janus Aspen Series - Global Technology Portfolio - Service Shares (JAGTS)	913,770	210,208
Janus Aspen Series - Overseas Portfolio - Service Shares (JAIGS)	6,657,190	1,603,838
Investors Growth Stock Series - Initial Class (MIGIC)	124,525	217,205
Value Series - Initial Class (MVFIC)	364,539	391,927
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)	253,800	155,503
Core Plus Fixed Income Portfolio - Class I (MSVFI)	163,496	219,541
Emerging Markets Debt Portfolio - Class I (MSEM)	320,552	243,126
U.S. Real Estate Portfolio - Class I (MSVRE)	407,815	462,759
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)	631,837	1,027,160
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)	187,921	278,415
American Funds NVIT Bond Fund - Class II (GVABD2)	42,617	129,948
American Funds NVIT Global Growth Fund - Class II (GVAGG2)	133,138	152,598
American Funds NVIT Growth Fund - Class II (GVAGR2)	85,404	122,410
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)	54,378	14,362
Federated NVIT High Income Bond Fund - Class I (HIBF)	215,830	240,762
Federated NVIT High Income Bond Fund - Class III (HIBF3)	700,876	465,053
NVIT Emerging Markets Fund - Class I (GEM)	104,856	401,073
NVIT Emerging Markets Fund - Class III (GEM3)	244,038	497,339
NVIT International Equity Fund - Class III (GIG3)	55,743	49,545
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)	20,177	59,306
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)	1,366,678	1,692,120
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)	12,115	9,333
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)	118,584	123,115
NVIT Cardinal Balanced Fund - Class I (NVCRB1)	38,187	8,030
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)	2,664	1,671
NVIT Cardinal Conservative Fund - Class I (NVCCN1)	4,921	243
NVIT Cardinal Moderate Fund - Class I (NVCMD1)	74,891	102,650
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)	111,625	818,777
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)	53,219	52,685
NVIT Core Bond Fund - Class I (NVCBD1)	146,132	117,580
NVIT Core Plus Bond Fund - Class I (NVLCP1)	3,423	11,160
NVIT Nationwide Fund - Class IV (TRF4)	3,418,289	10,220,598
NVIT Government Bond Fund - Class I (GBF)	342,623	334,501
NVIT Government Bond Fund - Class IV (GBF4)	2,754,967	3,828,780
American Century NVIT Growth Fund - Class IV (CAF4)	914,659	2,278,385
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)	355,222	1,160,591
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)	1,178	4,393
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	689	261

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

NVIT Investor Destinations Conservative Fund - Class II (GVIDC)	1,042,697	1,537,186
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)	1,820,160	7,028,891
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)	1,957,711	3,457,540
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)	903,977	178,296
NVIT Mid Cap Index Fund - Class I (MCIF)	711,898	481,063
NVIT Multi-Manager International Growth Fund - Class III (NVMIG3)	91,893	317,770
NVIT Multi-Manager International Value Fund - Class III (GVDIV3)	969,845	2,219,722
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)	94,750	3,096,693
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)	461,137	793,973
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)	350,602	370,083
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)	5,209,083	6,939,418
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)	686,173	712,417
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)	142,397	703,255
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)	587,953	2,408,256
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)	436,358	2,570,583
NVIT Multi-Sector Bond Fund - Class I (MSBF)	464,195	356,188
NVIT S&P 500 Index Fund - Class IV (GVEX4)	4,838,061	19,218,815
NVIT Short Term Bond Fund - Class II (NVSTB2)	255,443	1,002,512
NVIT Large Cap Growth Fund - Class I (NVOLG1)	2,168,951	12,198,806
Templeton NVIT International Value Fund - Class III (NVTIV3)	41,112	21,531
Van Kampen NVIT Comstock Value Fund - Class IV (EIF4)	520,090	2,519,785
NVIT Real Estate Fund - Class I (NVRE1)	682,589	503,410
NVIT Money Market Fund - Class IV (SAM4)	10,347,843	14,775,635
VPS Growth and Income Portfolio - Class A (ALVGIA)	228,337	246,245
VPS Small/Mid Cap Value Portfolio: Class A (ALVSVA)	168,073	709,279
VP Income & Growth Fund - Class I (ACVIG)	216,664	322,776
American Century VP Inflation Protection Fund - Class II (ACVIP2)	533,692	995,420
VP International Fund - Class I (ACVI)	32,293	122,378
VP Mid Cap Value Fund - Class I (ACVMV1)	148,966	122,723
VP Ultra(R) Fund - Class I (ACVU1)	3,393	14,594
VP Vista(SM) Fund - Class I (ACVVS1)	0	47
Small Cap Stock Index Portfolio - Service Shares (DVSCS)	1,112,812	574,834
Appreciation Portfolio - Initial Shares (DCAP)	732,006	579,724
Opportunistic Small Cap Portfolio: Initial Shares (DSC)	63,714	41,284
Managed Tail Risk Fund II: Primary Shares (FVCA2P)	16,044	20,670
Quality Bond Fund II - Primary Shares (FQB)	710,248	867,006
Equity-Income Portfolio - Initial Class (FEIP)	9,370,319	11,726,658
High Income Portfolio - Initial Class (FHIP)	1,161,846	1,779,072
VIP Asset Manager Portfolio - Initial Class (FAMP)	1,327,331	5,084,097
VIP Energy Portfolio - Service Class 2 (FNRS2)	252,758	265,887
VIP Equity-Income Portfolio - Service Class (FEIS)	793,097	454,001
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)	58,534	81,968
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)	239,446	211,357
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)	133,022	118,004
VIP Growth Portfolio - Initial Class (FGP)	2,742,609	17,080,360
VIP Growth Portfolio - Service Class (FGS)	248,244	253,893
VIP High Income Portfolio - Initial Class R (FHIPR)	2,023,332	1,664,974
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)	3,946,903	6,628,528
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)	201,384	242,351
VIP Mid Cap Portfolio - Service Class (FMCS)	1,224,131	2,081,194
VIP Overseas Portfolio - Initial Class (FOP)	642,642	2,210,948
VIP Overseas Portfolio - Initial Class R (FOPR)	1,478,395	2,931,271
VIP Overseas Portfolio - Service Class (FOS)	2,103	10,942
VIP Overseas Portfolio - Service Class R (FOSR)	251,269	249,358
VIP Value Strategies Portfolio - Service Class (FVSS)	116,142	597,296
Franklin Rising Dividends Securities Fund - Class 1 (FTVRDI)	1,181,706	1,790,562
Franklin Small Cap Value Securities Fund - Class 1 (FTVSVI)	252,741	999,958
Templeton Developing Markets Securities Fund - Class 3 (FTVDM3)	212,917	406,040
Templeton Foreign Securities Fund - Class 1 (TIF)	140,402	273,849
Templeton Global Bond Securities Fund - Class 3 (FTVGI3)	571,930	500,645
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)	1,379	3,647
Advisers Management Trust - Short Duration Bond Portfolio - I Class Shares (AMTB)	1,055,076	1,186,938
International Portfolio - S Class Shares (AMINS)	956	1,011
Mid-Cap Growth Portfolio - I Class Shares (AMCG)	21,307	102,059
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)	116,277	493,421
Small-Cap Growth Portfolio - S Class Shares (AMFAS)	44,142	158,179
Socially Responsive Portfolio - I Class Shares (AMSRS)	40,315	101,139
Global Securities Fund/VA - Class 3 (OVGS3)	650,273	1,023,879
Global Securities Fund/VA - Non-Service Shares (OVGS)	57,845	285,152
Main Street Fund(R)/VA - Non-Service Shares (OVGI)	186,583	514,300
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)	89,252	292,708
Global Strategic Income Fund/VA: Non-service Shares (OVSB)	493,862	8,028
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)	68,185	55,644
Low Duration Portfolio - Administrative Class (PMVLDA)	178,568	185,446
Total Return Portfolio - Administrative Class (PMVTRA)	1,349,870	592,161
Putnam VT Growth and Income Fund - Class IB (PVGIB)	22,033	26,090
Putnam VT International Equity Fund - Class IB (PVTIGB)	201,826	9,677
Putnam VT Voyager Fund - Class IB (PVTVB)	88,094	194,917
Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)	326,432	60,510
Van Kampen V.I. Value Opportunities Fund: Series I Shares (AVBVI)	15,280	23,446
Health Sciences Portfolio - II (TRHS2)	217,266	162,913
VIP Trust - Global Bond Fund: Initial Class (VWBF)	4,851,996	963,786
VIP Trust - Emerging Markets Fund: Initial Class (VWEM)	12,992,130	3,057,045
VIP Trust - Global Hard Assets Fund: Initial Class (VWHA)	12,298,418	2,322,004
Vanguard(R) Variable Insurance Funds - Equity Income Portfolio (VVEI)	277,852	210,633

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

Vanguard(R) Variable Insurance Funds - High Yield Bond Portfolio (VVHYB)		431,107	426,223
Vanguard(R) Variable Insurance Funds - Mid-Cap Index Portfolio (VVMCI)		412,421	273,849
Vanguard(R) Variable Insurance Funds - Total Bond Market Index Portfolio (VVHGB)		207,445	127,251
Variable Insurance Portfolios - Asset Strategy (WRASP)		71,427	88,461
Advantage VT Discovery Fund (SVDF)		437,318	493,025
Advantage VT Opportunity Fund - Class 2 (SVOF)		34,547	112,824
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)		51,647	17,292
Janus Aspen Series - Global Technology Portfolio - Service II Shares (obsolete) (JAGTS2)		55,384	848,971
Janus Aspen Series - Overseas Portfolio - Service II Shares (obsolete) (JAIGS2)		222,965	6,437,124
V.I. Capital Appreciation Fund - Series I (obsolete) (AVCA)		39,046	343,373
V.I. Capital Development Fund - Series I (obsolete) (AVCDI)		13,346	1,375,581
VIP Trust - Global Bond Fund: Class R1 (VWBFR)		288,383	4,967,321
VIP Trust - Emerging Markets Fund: Class R1 (obsolete) (VWEMR)		173,788	13,109,093
VIP Trust - Global Hard Assets Fund: Class R1 (obsolete) (VWHAR)		1,069,692	11,538,649
High Income Fund/VA - Class 3 (obsolete) (OVHI3)		251,982	575,289
High Income Fund/VA - Non-Service Shares (obsolete) (OVHI)		23,414	115,715

	Total	$137,698,022	$231,914,582

(7) Financial Highlights

The Company offers several variable life products through the Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2012, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2012. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented.

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
SmallCap Growth Portfolio - Class O Shares (AASCO)
2012	0.60% to 0.75%	101,176	$1,706.38 to $ 166.42	$22,846,149	0.00%	11.82% to 11.66%
2011	0.60% to 0.75%	112,712	1,525.94 to 149.05	22,501,240	0.00%	-3.76% to -3.90%
2010	0.60% to 0.75%	127,524	1,585.57 to 155.10	26,343,396	0.00%	24.54% to 24.36%
2009	0.60% to 0.75%	149,187	1,273.09 to 124.72	24,454,761	0.00%	44.64% to 44.42%
2008	0.60% to 0.75%	172,061	880.2 to 86.36	19,374,622	0.00%	-46.92% to -47%
Variable Series Funds, Inc. - Global Allocation V.I. Fund - Class II (MLVGA2)
2012	0.75%	8,637	138.24	1,193,957	1.68%	9.32%
2011	0.75%	6,658	126.46	841,939	1.91%	-4.35%
2010	0.75%	7,341	132.20	970,493	1.81%	9.06%
2009	0.75%	3,470	121.22	420,625	2.38%	21.22%	****
Stock Index Fund, Inc. - Initial Shares (DSIF)
2012	0.60% to 0.75%	42,592	1,751.22 to 172.60	7,681,421	2.06%	15.04% to 14.87%
2011	0.60% to 0.75%	44,596	1,522.22 to 150.26	7,134,439	1.82%	1.27% to 1.12%
2010	0.60% to 0.75%	48,256	1,503.14 to 148.59	7,804,777	2.09%	14.15% to 13.98%
2009	0.60% to 0.75%	50,267	1,316.79 to 130.37	7,092,217	2.43%	25.58% to 25.39%
2008	0.60% to 0.75%	53,706	1048.58 to 103.97	6,171,647	2.11%	-37.52% to -37.61%
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
2012	0.60% to 0.75%	12,309	978.77 to 97.78	1,278,458	0.00%	-2.12% to -2.22%	****
Janus Aspen Series - Balanced Portfolio - Service Shares (JABS)
2012	0.60% to 0.75%	7,845	1,935.46 to 190.76	2,439,419	2.53%	12.70% to 12.53%
2011	0.60% to 0.75%	8,566	1,717.43 to 169.53	2,308,774	2.26%	0.75% to 0.60%
2010	0.60% to 0.75%	11,918	1,704.65 to 168.52	2,840,838	2.69%	7.47% to 7.31%
2009	0.60% to 0.75%	12,140	1586.12 to 157.03	2,546,022	3.15%	24.83% to 24.64%
2008	0.60% to 0.75%	9,537	1270.61 to 125.99	1,400,772	2.83%	-16.56% to -16.69%
Janus Aspen Series - Forty Portfolio - Service Shares (JACAS)
2012	0.60% to 0.75%	18,617	1,965.86 to 193.46	3,946,711	0.57%	23.12% to 22.93%
2011	0.60% to 0.75%	19,604	1,596.76 to 157.38	3,524,879	0.24%	-7.50% to -7.64%
2010	0.60% to 0.75%	25,408	1,726.18 to 170.39	4,842,599	0.26%	5.84% to 5.68%
2009	0.60% to 0.75%	24,248	1630.89 to 161.22	4,355,169	0.02%	45.14% to 44.92%
2008	0.60% to 0.75%	19,072	1123.66 to 111.25	2,416,800	0.01%	-44.64% to -44.73%
Janus Aspen Series - Global Technology Portfolio - Service Shares (JAGTS)
2012	0.60% to 0.75%	5,153	1,721.34 to 169.40	949,979	0.00%	18.43% to 18.26%
2011	0.60% to 0.75%	687	1,453.41 to 143.25	208,526	0.00%	-9.20% to -9.34%
2010	0.60% to 0.75%	845	1,600.72 to 158.00	263,500	0.00%	23.65% to 23.47%
2009	0.60% to 0.75%	797	1294.53 to 127.97	167,470	0.00%	55.96% to 55.72%
2008	0.60% to 0.75%	1,026	830.05 to 82.18	98,533	0.08%	-44.31% to -44.39%
Janus Aspen Series - Overseas Portfolio - Service Shares (JAIGS)
2012	0.60% to 0.75%	21,097	2,372.50 to 233.48	5,784,244	0.84%	12.50% to 12.33%
2011	0.60% to 0.75%	2,651	2,108.84 to 207.85	1,460,248	0.37%	-32.74% to -32.84%
2010	0.60% to 0.75%	4,134	3,135.45 to 309.49	3,125,971	0.58%	24.27% to 24.08%
2009	0.60% to 0.75%	3,810	2,523.11 to 249.42	2,631,286	0.47%	78.00% to 77.73%
2008	0.60% to 0.75%	4,620	1417.47 to 140.34	1,627,041	2.83%	-52.51% to -52.59%
Investors Growth Stock Series - Initial Class (MIGIC)
2012	0.60% to 0.75%	3,325	1,743.63 to 171.85	749,217	0.43%	16.27% to 16.10%
2011	0.60% to 0.75%	3,814	1,499.62 to 148.03	760,341	0.58%	-0.02% to -0.17%
2010	0.60% to 0.75%	3,983	1,499.96 to 148.28	786,900	0.52%	11.80% to 11.63%
2009	0.60% to 0.75%	4,471	1341.62 to 132.83	723,505	0.77%	38.72% to 38.51%
2008	0.60% to 0.75%	4,507	967.15 to 95.9	507,212	0.59%	-37.25% to -37.35%
Value Series - Initial Class (MVFIC)
2012	0.60% to 0.75%	12,622	1,999.57 to 197.08	2,901,177	1.59%	15.56% to 15.39%
2011	0.60% to 0.75%	12,708	1,730.27 to 170.79	2,582,973	1.45%	-0.90% to -1.05%
2010	0.60% to 0.75%	14,394	1,745.94 to 172.60	2,946,229	1.58%	10.87% to 10.70%
2009	0.60% to 0.75%	15,134	1574.81 to 155.91	2,912,845	1.35%	21.98% to 21.8%
2008	0.60% to 0.75%	16,210	1291.03 to 128.01	2,558,791	1.31%	-32.99% to -33.09%
Variable Insurance Trust II - International Value Portfolio - Service Class (MVIVSC)
2012	0.60% to 0.75%	1,863	1,215.17 to 121.03	720,360	1.37%	15.24% to 15.06%
2011	0.60% to 0.75%	864	1,054.50 to 105.19	540,878	1.44%	-2.36% to -2.51%
2010	0.60% to 0.75%	368	1,080.03 to 107.90	82,482	0.00%	8.00% to 7.90%	****
Core Plus Fixed Income Portfolio - Class I (MSVFI)
2012	0.60% to 0.75%	4,783	1,401.37 to 138.12	705,801	4.65%	8.78% to 8.62%
2011	0.60% to 0.75%	5,478	1,288.21 to 127.16	728,563	3.49%	5.02% to 4.86%
2010	0.60% to 0.75%	5,985	1,226.66 to 121.26	803,778	6.04%	6.50% to 6.34%
2009	0.60% to 0.75%	5,802	1151.76 to 114.03	781,170	9.56%	8.99% to 8.83%
2008	0.60% to 0.75%	9,326	1056.77 to 104.78	1,308,628	4.68%	-10.74% to -10.88%
Emerging Markets Debt Portfolio - Class I (MSEM)
2012	0.60% to 0.75%	871	2,409.61 to 237.49	635,486	2.88%	17.25% to 17.08%
2011	0.60% to 0.75%	857	2,055.04 to 202.85	487,248	3.59%	6.39% to 6.24%
2010	0.60% to 0.75%	914	1,931.53 to 190.94	415,297	3.91%	9.09% to 8.92%
2009	0.60% to 0.75%	909	1770.61 to 175.3	384,950	8.41%	29.43% to 29.24%
2008	0.60% to 0.75%	1,163	1368 to 135.64	365,135	7.77%	-15.49% to -15.61%
U.S. Real Estate Portfolio - Class I (MSVRE)
2012	0.60% to 0.75%	463	2,832.08 to 279.13	670,469	1.09%	15.14% to 14.97%
2011	0.60% to 0.75%	506	2,459.66 to 242.79	623,871	0.81%	5.29% to 5.13%
2010	0.60% to 0.75%	577	2,336.14 to 230.94	714,297	2.24%	29.18% to 28.99%
2009	0.60% to 0.75%	529	1808.38 to 179.04	513,453	5.76%	27.59% to 27.4%
2008	0.60% to 0.75%	17,854	1417.37 to 140.54	2,819,856	3.47%	-38.27% to -38.36%
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
2012	0.60% to 0.75%	34,777	1,609.41 to 160.06	6,068,219	0.98%	13.98% to 13.80%
2011	0.60% to 0.75%	39,418	1,412.07 to 140.64	5,932,300	1.54%	0.05% to -0.10%
2010	0.60% to 0.75%	49,756	1,411.43 to 140.79	7,648,927	2.08%	12.79% to 12.62%
2009	0.65% to 0.75%	114	125.10 to 125.02	14,257	0.64%	25.10% to 25.02%	****

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
2012	0.75%	3,270	$120.85	$395,184	1.48%	14.85%
2011	0.75%	4,069	105.23	428,163	1.26%	0.18%
2010	0.75%	2,613	105.04	274,470	1.53%	11.18%
2009	0.75%	2,528	94.48	238,838	0.09%	22.49%
2008	0.0075	2,079	77.13	160,345	3.69%	-30.3%
American Funds NVIT Bond Fund - Class II (GVABD2)
2012	0.75%	2,664	122.74	326,976	2.04%	4.18%
2011	0.75%	3,430	117.81	404,101	2.28%	4.94%
2010	0.75%	3,304	112.27	370,947	2.20%	5.20%
2009	0.75%	3,185	106.72	339,917	0.37%	11.31%
2008	0.75%	2,962	95.88	284,015	5.63%	-10.55%
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
2012	0.75%	10,431	126.30	1,317,390	0.88%	21.17%
2011	0.75%	10,600	104.23	1,104,819	0.94%	-9.99%
2010	0.75%	10,796	115.79	1,250,075	0.94%	10.47%
2009	0.75%	9,470	104.82	992,619	0.00%	40.55%
2008	0.75%	6,303	74.58	470,075	2.92%	-0.391
American Funds NVIT Growth Fund - Class II (GVAGR2)
2012	0.75%	10,577	112.96	1,194,773	0.23%	16.52%
2011	0.75%	10,834	96.94	1,050,273	0.26%	-5.40%
2010	0.75%	11,279	102.47	1,155,814	0.19%	17.31%
2009	0.75%	11,716	87.35	1,023,433	0.00%	37.75%
2008	0.0075	9,249	63.42	586,558	2.57%	-44.63%
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
2012	0.75%	2,708	97.46	263,931	1.09%	16.19%
2011	0.75%	2,273	83.89	190,672	0.96%	-2.96%
2010	0.75%	2,232	86.45	192,953	1.24%	10.15%
2009	0.75%	2,629	78.49	206,338	0.00%	29.71%
2008	0.75%	1,478	60.51	89,399	2.37%	-38.53%
Federated NVIT High Income Bond Fund - Class I (HIBF)
2012	0.60% to 0.75%	1,019	1,908.72 to 188.12	414,255	7.54%	13.87% to 13.70%
2011	0.60% to 0.75%	1,184	1,676.23 to 165.46	412,503	8.30%	3.20% to 3.04%
2010	0.60% to 0.75%	1,509	1,624.29 to 160.57	478,346	7.72%	12.48% to 12.31%
2009	0.60% to 0.75%	2,426	1444.1 to 142.97	847,125	11.21%	45.12% to 44.91%
2008	0.60% to 0.75%	2,375	995.07 to 98.66	331,329	8.94%	-28.42% to -28.53%
Federated NVIT High Income Bond Fund - Class III (HIBF3)
2012	0.65% to 0.75%	11,845	161.95 to 160.71	1,910,949	8.66%	13.96% to 13.85%
2011	0.65% to 0.75%	11,223	142.10 to 141.16	1,589,889	8.36%	3.14% to 3.03%
2010	0.65% to 0.75%	11,917	137.78 to 137.01	1,637,352	9.33%	12.43% to 12.32%
2009	0.65% to 0.75%	14,045	122.55 to 121.98	1,717,221	10.87%	45.13% to 44.99%
2008	0.65% to 0.75%	8,474	84.44 to 84.13	714,145	8.93%	-28.56% to -28.64%
Gartmore NVIT Emerging Markets Fund - Class I (GEM)
2012	0.60% to 0.75%	1,754	3,535.69 to 348.48	1,084,341	0.46%	16.51% to 16.34%
2011	0.60% to 0.75%	1,972	3,034.54 to 299.54	1,196,368	0.67%	-22.84% to -22.95%
2010	0.60% to 0.75%	2,239	3,932.70 to 388.77	1,931,694	0.07%	15.48% to 15.31%
2009	0.60% to 0.75%	1,819	3405.51 to 337.16	1,550,472	1.41%	62.34% to 62.09%
2008	0.60% to 0.75%	2,027	2097.81 to 208	924,864	1.16%	-58.01% to -58.08%
Gartmore NVIT Emerging Markets Fund - Class III (GEM3)
2012	0.60% to 0.75%	14,607	746.63 to 213.96	3,248,997	0.49%	16.53% to 16.36%
2011	0.60% to 0.75%	15,812	640.71 to 183.88	3,021,577	0.68%	-22.86% to -22.97%
2010	0.60% to 0.75%	18,214	830.53 to 238.72	4,718,938	0.07%	15.52% to 15.35%
2009	0.60% to 0.75%	19,865	718.95 to 206.96	4,249,988	1.39%	62.51% to 62.26%
2008	0.60% to 0.75%	21,925	442.42 to 127.54	2,801,405	1.22%	-55.76% to -58.15%
NVIT International Equity Fund - Class III (GIG3)
2012	0.75%	1,069	96.56	103,219	0.93%	14.71%
2011	0.75%	942	84.17	79,291	0.84%	-15.83%	*	***
Gartmore NVIT International Equity Fund - Class VI (NVIE6)
2012	0.65% to 0.75%	3,957	81.06 to 80.68	320,102	0.58%	14.48% to 14.36%
2011	0.65% to 0.75%	4,469	70.81 to 70.55	315,901	1.09%	-10.58% to -10.67%
2010	0.65% to 0.75%	5,491	79.19 to 78.98	433,977	0.82%	12.27% to 12.16%
2009	0.65% to 0.75%	7,127	70.53 to 70.41	502,101	0.32%	28.61% to 28.48%
2008	0.65% to 0.75%	669	54.80 to 54.84	36,687	2.21%	-45.16% to -45.2%	*	***
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
2012	0.60% to 0.75%	102,131	920.99 to 91.46	11,981,182	1.45%	16.24% to 16.07%
2011	0.60% to 0.75%	115,071	792.32 to 78.80	11,483,723	0.56%	-12.15% to -12.28%
2010	0.60% to 0.75%	138,039	901.86 to 89.83	15,384,728	0.20%	14.92% to 14.74%
2009	0.60% to 0.75%	162,175	784.80 to 78.28	16,452,228	0.13%	52.05% to 51.82%
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
2012	0.65% to 0.75%	1,783	104.72 to 104.23	186,164	1.13%	10.66% to 10.55%
2011	0.65% to 0.75%	1,762	94.63 to 94.28	166,360	0.70%	-3.89% to -3.99%
2010	0.65% to 0.75%	496	98.46 to 98.20	48,803	1.10%	22.76% to 22.64%
2009	0.65% to 0.75%	222	80.20 to 80.07	17,795	0.41%	30.42% to 30.29%
2008	0.65% to 0.75%	137	61.46 to 61.50	8,436	0.41%	-38.54% to -38.50%	*	***
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
2012	0.75%	2,118	100.44	212,737	1.00%	15.35%
2011	0.75%	2,216	87.07	192,954	1.87%	-6.89%
2010	0.75%	3,721	93.51	347,960	0.52%	14.14%
2009	0.75%	3,609	81.93	295,672	1.36%	28.33%
2008	0.75%	3,325	63.84	212,266	1.27%	-36.16%	*	***
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
2012	0.75%	414	112.38	46,526	2.33%	10.40%
2011	0.75%	144	101.79	14,658	2.09%	-2.00%
2010	0.75%	29	103.87	3,012	1.40%	9.64%
2009	0.75%	81	94.74	7,674	5.65%	18.99%
2008	0.75%	14	79.62	1,140	0.74%	-20.38%	*	***

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
2012	0.75%	515	$107.71	$55,470	1.44%	12.88%
2011	0.75%	517	95.42	49,330	0.75%	-4.09%
2010	0.75%	3,546	99.48	352,758	0.84%	11.62%
2009	0.75%	3,178	89.13	283,248	3.76%	23.32%
2008	0.75%	326	72.27	23,569	1.33%	-27.73%	*	***
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
2012	0.75%	40	116.64	4,665	2.38%	6.77%
2010	0.75%	121	108.43	13,120	1.30%	6.07%
2009	0.75%	122	102.23	12,472	2.59%	12.37%
2008	0.75%	120	90.97	10,896	0.70%	-9.03%	*	***
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
2012	0.75%	5,673	110.05	624,320	1.54%	11.61%
2011	0.75%	6,058	98.61	597,354	2.52%	-2.98%
2010	0.75%	4,860	101.63	493,922	1.09%	10.59%
2009	0.75%	3,806	91.9	349,754	2.59%	21.09%
2008	0.75%	1,060	75.89	80,383	0.63%	-24.11%	*	***
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
2012	0.75%	2,911	104.78	305,019	0.68%	13.81%
2011	0.75%	10,027	92.07	923,153	2.49%	-5.29%
2010	0.75%	9,650	97.21	938,030	0.88%	12.65%
2009	0.75%	6,581	86.29	567,869	4.04%	25.74%
2008	0.75%	337	68.62	23,111	1.89%	-31.38%	*	***
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
2012	0.75%	316	114.22	36,093	1.00%	9.31%
2011	0.75%	294	104.49	30,721	2.68%	-1.03%
2010	0.75%	273	105.58	28,822	1.48%	8.50%
2009	0.75%	35	97.31	3,406	2.27%	16.76%
2008	0.75%	62	83.34	5,187	1.46%	-16.66%	*	***
NVIT Core Bond Fund - Class I (NVCBD1)
2012	0.65% to 0.75%	2,646	129.06 to 128.46	340,867	3.17%	7.05% to 6.95%
2011	0.65% to 0.75%	2,500	120.55 to 120.11	301,006	3.01%	5.91% to 5.80%
2010	0.65% to 0.75%	2,643	113.83 to 113.53	300,608	3.11%	6.36% to 6.26%
2009	0.65% to 0.75%	1,671	107.02 to 106.84	178,672	2.98%	8.08% to 7.97%
2008	0.65% to 0.75%	1,889	99.02 to 98.96	187,031	2.12%	-0.98% to -1.04%	*	***
NVIT Core Plus Bond Fund - Class I (NVLCP1)
2012	0.75%	553	138.64	76,668	1.89%	6.58%
2011	0.75%	585	130.08	76,100	2.43%	5.58%
2010	0.75%	329	123.21	40,536	3.19%	7.55%
2009	0.75%	220	114.57	25,205	3.58%	15.75%
2008	0.75%	433	98.98	42,858	1.75%	-1.02%	*	***
NVIT Fund - Class IV (TRF4)
2012	0.60% to 0.75%	82,876	5,962.35 to 320.28	89,075,421	1.43%	13.54% to 13.36%
2011	0.00% to 0.75%	92,919	8,261.41 to 282.52	85,316,173	1.14%	0.63% to -0.12%
2010	0.00% to 0.75%	106,143	8,209.33 to 282.85	93,411,273	1.03%	13.48% to 12.63%
2009	0.00% to 0.75%	120,329	7234.28 to 251.13	92,619,075	1.36%	25.94% to 25%
2008	0.00% to 0.75%	134,973	5744.05 to 200.9	82,191,405	1.44%	-41.55% to -41.99%
NVIT Government Bond Fund - Class I (GBF)
2012	0.75%	3,588	145.20	520,964	2.22%	2.28%
2011	0.75%	3,688	141.95	523,522	3.04%	6.46%
2010	0.75%	4,003	133.34	533,778	3.48%	4.00%
2009	0.75%	4,008	128.22	513,895	4.13%	1.92%
2008	0.75%	5,626	125.80	707,775	4.32%	6.91%
NVIT Government Bond Fund - Class IV (GBF4)
2012	0.60% to 0.75%	35,723	3,792.99 to 295.96	17,753,833	2.16%	2.44% to 2.29%
2011	0.00% to 0.75%	39,845	6,650.75 to 289.33	19,260,995	2.88%	7.34% to 6.55%
2010	0.00% to 0.75%	52,763	6195.53 to 271.55	22,409,933	2.97%	4.78% to 4.00%
2009	0.00% to 0.75%	59,941	5912.80 to 261.11	24,159,764	3.51%	2.69% to 1.92%
2008	0.00% to 0.75%	62,329	5758.07 to 256.19	25,195,143	4.25%	7.62% to 6.81%
NVIT Growth Fund - Class IV (CAF4)
2012	0.60% to 0.75%	101,294	1,312.73 to 128.42	17,732,583	0.55%	13.34% to 13.17%
2011	0.60% to 0.75%	108,961	1,158.24 to 113.47	16,874,536	0.58%	-1.28% to -1.43%
2010	0.60% to 0.75%	122,486	1,173.31 to 115.12	18,922,510	0.64%	18.53% to 18.36%
2009	0.60% to 0.75%	140,849	989.86 to 97.27	18,405,225	0.58%	32.82% to 32.62%
2008	0.60% to 0.75%	158,183	745.25 to 73.34	15,578,987	0.26%	-39.15% to -39.24%
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
2012	0.60% to 0.75%	22,491	1,889.03 to 184.65	4,200,717	1.49%	15.21% to 15.04%
2011	0.60% to 0.75%	27,231	1,639.66 to 160.52	4,429,138	1.81%	-4.50% to -4.65%
2010	0.60% to 0.75%	28,338	1,717.01 to 168.34	4,832,410	1.93%	13.94% to 13.77%
2009	0.60% to 0.75%	30,827	1506.9 to 147.96	4,612,056	1.27%	26.44% to 26.26%
2008	0.60% to 0.75%	32,813	1191.75 to 117.19	3,890,635	2.14%	-37.22% to -37.32%
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
2012	0.75%	122	137.23	16,743	1.58%	8.57%
2011	0.75%	149	126.41	18,834	1.26%	0.13%
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
2012	0.75%	43	147.92	6,360	1.79%	11.41%
2011	0.75%	41	132.77	5,443	2.01%	-1.67%
2010	0.75%	65	135.03	8,777	1.58%	11.19%
2009	0.75%	9	121.44	1,093	0.72%	21.44%	*	***
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
2012	0.60% to 0.75%	17,586	1,423.40 to 141.61	2,505,966	1.55%	4.55% to 4.39%
2011	0.60% to 0.75%	21,529	1,361.52 to 135.66	2,934,559	2.60%	2.32% to 2.16%
2010	0.60% to 0.75%	12,238	1,330.70 to 132.78	1,636,040	2.41%	5.26% to 5.10%
2009	0.60% to 0.75%	10,112	1264.21 to 126.34	1,290,185	2.47%	8.43% to 8.27%
2008	0.60% to 0.75%	8,067	1165.91 to 116.69	956,120	3.33%	-6.58% to -6.73%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
2012	0.60% to 0.75%	153,614	$1,685.19 to $ 166.29	$41,233,824	1.60%	10.15% to 9.98%
2011	0.00% to 0.75%	175,199	2669.01 to 151.20	42,765,501	2.12%	-0.04% to -0.79%
2010	0.00% to 0.75%	185,044	2,670.09 to 152.40	45,817,656	2.10%	10.25% to 10.09%
2009	0.00% to 0.75%	199,162	2407.38 to 138.44	44,488,278	1.58%	20.37% to 18.25%
2008	0.60% to 0.75%	115,641	1179.33 to 117.08	14,101,689	2.88%	-23.66% to -23.77%
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
2012	0.60% to 0.75%	122,683	1,821.45 to 178.61	23,128,212	1.62%	13.08% to 12.91%
2011	0.60% to 0.75%	133,601	1,610.79 to 158.19	22,046,337	2.02%	-2.71% to -2.86%
2010	0.60% to 0.75%	146,811	1,655.67 to 162.84	24,880,243	2.17%	12.16% to 11.99%
2009	0.60% to 0.75%	163,399	1,476.18 to 145.40	24,599,225	1.53%	23.65% to 23.46%
2008	0.60% to 0.75%	163,360	1193.85 to 117.77	19,852,890	2.52%	-31.8% to -31.9%
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
2012	0.60% to 0.75%	16,600	1,572.19 to 155.92	3,039,975	1.99%	7.39% to 7.23%
2011	0.60% to 0.75%	13,818	1,463.98 to 145.40	2,185,198	2.31%	1.45% to 1.30%
2010	0.60% to 0.75%	13,771	1,443.01 to 143.54	2,174,740	2.33%	7.87% to 7.71%
2009	0.60% to 0.75%	11,111	1337.76 to 133.27	1,653,186	1.99%	13.88% to 13.71%
2008	0.60% to 0.75%	15,086	1174.75 to 117.2	1,935,339	3.18%	-15.55% to -15.68%
NVIT Mid Cap Index Fund - Class I (MCIF)
2012	0.60% to 0.75%	14,971	2,397.47 to 236.29	3,983,123	1.14%	16.77% to 16.59%
2011	0.60% to 0.75%	15,458	2,053.18 to 202.67	3,454,504	0.78%	-3.13% to -3.27%
2010	0.60% to 0.75%	15,092	2,119.43 to 209.52	3,542,110	1.38%	25.45% to 25.26%
2009	0.60% to 0.75%	16,859	1,689.50 to 167.27	3,206,050	1.10%	35.94% to 35.73%
2008	0.60% to 0.75%	18,702	123.23 to 1,242.85	2,580,573	1.28%	-36.94% to -36.84%
NVIT Multi-Manager International Growth Fund - Class III (NVMIG3)
2012	0.65% to 0.75%	15,670	97.27 to 96.82	1,520,326	0.58%	15.03% to 14.91%
2011	0.65% to 0.75%	18,179	84.56 to 84.25	1,534,049	1.31%	-9.95% to -10.04%
2010	0.65% to 0.75%	19,096	93.91 to 93.66	1,790,751	0.82%	13.30% to 13.18%
2009	0.65% to 0.75%	20,886	82.89 to 82.75	1,729,422	0.91%	35.57% to 35.44%
2008	0.65% to 0.75%	40	61.10 to 61.14	2,462	0.36%	-38.90% to -38.86%	*	***
NVIT Multi-Manager International Value Fund - Class III (GVDIV3)
2012	0.60% to 0.75%	102,107	1,135.49 to 112.08	14,578,313	0.39%	16.53% to 16.36%
2011	0.60% to 0.75%	114,511	974.40 to 96.33	13,652,833	1.83%	-16.61% to -16.74%
2010	0.60% to 0.75%	122,147	1,168.55 to 115.69	17,400,156	2.35%	5.48% to 5.32%
2009	0.60% to 0.75%	127,317	1107.86 to 109.85	17,721,652	2.26%	29.06% to 28.87%
2008	0.60% to 0.75%	140,630	858.4 to 85.24	14,971,527	1.81%	-46.65% to -46.73%
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)
2012	0.60% to 0.75%	21,290	2,782.94 to 269.60	11,334,206	0.34%	16.45% to 16.28%
2011	0.60% to 0.75%	30,590	2,389.74 to 231.85	12,536,352	1.74%	-16.66% to -16.78%
2010	0.60% to 0.75%	37,983	2,867.37 to 278.61	18,119,961	2.12%	5.56% to 5.40%
2009	0.60% to 0.75%	47,692	2716.39 to 264.34	21,124,806	2.13%	29.11% to 28.92%
2008	0.60% to 0.75%	59,201	2103.89 to 205.04	20,061,144	1.78%	-46.67% to -46.75%
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
2012	0.60% to 0.75%	33,884	1,225.53 to 104.08	3,755,083	0.48%	15.66% to 15.48%
2011	0.60% to 0.75%	37,069	1,059.63 to 90.12	3,623,471	0.01%	-3.49% to -3.63%
2010	0.60% to 0.75%	40,292	1,097.90 to 93.52	4,096,325	0.10%	9.79% to 14.65%	*	***
2009	0.65% to 0.75%	19,082	81.71 to 81.57	1,557,288	1.00%	28.94% to 28.81%
2008	0.65% to 0.75%	4	63.37 to 63.33	229	0.18%	-36.63% to -36.67%	*	***
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
2012	0.60% to 0.75%	25,563	1,148.10 to 98.23	2,825,919	1.40%	17.10% to 16.93%
2011	0.60% to 0.75%	26,750	980.41 to 84.01	2,460,688	0.93%	-6.39% to -6.53%
2010	0.60% to 0.75%	30,780	1,047.36 to 89.88	3,032,512	0.58%	4.74% to 12.20%	*	***
2009	0.65% to 0.75%	17,619	80.24 to 80.10	1,412,102	1.54%	26.77% to 26.64%
2008	0.65% to 0.75%	507	63.29 to 63.25	32,070	0.81%	-36.71% to -36.75%	*	***
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
2012	0.60% to 0.75%	277,437	1,694.81 to 107.57	44,451,997	0.00%	14.21% to 14.04%
2011	0.60% to 0.75%	314,411	1,483.87 to 94.33	44,031,101	0.00%	-4.80% to -4.94%
2010	0.60% to 0.75%	360,069	1,558.71 to 99.23	51,780,950	0.00%	26.06% to 25.87%
2009	0.60% to 0.75%	428,454	1236.48 to 78.84	48,628,166	0.00%	23.65% to 26.17%	*	***
2008	0.65% to 0.75%	4	62.52 to 62.48	220	0.00%	-37.48% to -37.52%	*	***
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
2012	0.65% to 0.75%	42,495	116.29 to 115.75	4,925,740	1.13%	15.59% to 15.47%
2011	0.65% to 0.75%	47,273	100.60 to 100.24	4,744,033	0.81%	-2.95% to -3.05%
2010	0.65% to 0.75%	52,421	103.67 to 103.39	5,424,440	1.43%	18.86% to 18.74%
2009	0.65% to 0.75%	60,511	87.22 to 87.07	5,271,721	1.29%	29.62% to 29.49%
2008	0.65% to 0.75%	18	67.29 to 67.24	1,190	1.70%	-32.71% to -32.76%	*	***
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
2012	0.60% to 0.75%	9,378	1,597.84 to 157.48	1,625,975	0.00%	12.76% to 12.59%
2011	0.60% to 0.75%	12,587	1,417.06 to 139.88	1,945,083	0.00%	-1.24% to -1.39%
2010	0.60% to 0.75%	13,293	1,434.87 to 141.85	2,115,386	0.00%	24.70% to 24.51%
2009	0.60% to 0.75%	12,896	1150.68 to 113.92	1,610,079	0.00%	26.7% to 26.51%
2008	0.60% to 0.75%	12,402	908.2 to 90.05	1,216,928	0.00%	-46.74% to -46.82%
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)
2012	0.60% to 0.75%	70,679	1,976.29 to 193.33	17,530,041	0.85%	19.85% to 19.67%
2011	0.60% to 0.75%	79,543	1,648.92 to 161.55	16,286,389	0.43%	-5.73% to -5.87%
2010	0.60% to 0.75%	88,987	1,749.17 to 171.62	19,180,175	0.63%	25.85% to 25.66%
2009	0.60% to 0.75%	105,222	1,389.90 to 136.58	18,206,897	0.63%	25.65% to 25.47%
2008	0.60% to 0.75%	122,276	1106.13 to 108.86	17,192,696	1.09%	-32.68% to -32.78%
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)
2012	0.60% to 0.75%	65,481	1,836.80 to 179.68	15,672,845	0.15%	14.82% to 14.64%
2011	0.60% to 0.75%	73,625	1,599.76 to 156.73	15,541,813	0.52%	-6.13% to -6.27%
2010	0.60% to 0.75%	84,028	1,704.15 to 167.21	18,870,454	0.30%	24.59% to 24.40%
2009	0.60% to 0.75%	102,250	1367.82 to 134.41	18,194,207	0.29%	33.8% to 33.6%
2008	0.60% to 0.75%	123,710	1022.25 to 100.6	16,027,358	0.82%	-38.56% to -38.65%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Multi-Sector Bond Fund - Class I (MSBF)
2012	0.60% to 0.75%	9,545	$1,614.59 to $ 159.13	$2,003,455	2.67%	11.58% to 11.41%
2011	0.60% to 0.75%	9,760	1,447.06 to 142.84	1,734,484	4.30%	4.92% to 4.76%
2010	0.60% to 0.75%	10,261	1,379.24 to 136.35	1,776,573	6.91%	9.93% to 9.76%
2009	0.60% to 0.75%	9,975	1254.7 to 124.22	1,534,940	10.39%	23.64% to 23.45%
2008	0.60% to 0.75%	9,850	1014.84 to 100.62	1,295,458	7.30%	-17.79% to -17.91%
NVIT S&P 500 Index Fund - Class IV (GVEX4)
2012	0.60% to 0.75%	226,237	3,885.38 to 377.38	116,897,900	1.85%	15.04% to 14.87%
2011	0.60% to 0.75%	260,861	3,377.47 to 328.54	116,028,008	1.69%	1.15% to 0.99%
2010	0.60% to 0.75%	292,943	3,339.22 to 325.31	127,700,930	1.81%	14.04% to 13.87%
2009	0.60% to 0.75%	331,907	2928.05 to 285.68	126,149,138	2.38%	25.46% to 25.28%
2008	0.60% to 0.75%	374,555	2333.76 to 228.04	113,036,809	1.92%	-37.66% to -37.76%
NVIT Short Term Bond Fund - Class II (NVSTB2)
2012	0.65% to 0.75%	12,361	110.97 to 110.45	1,367,890	1.09%	2.85% to 2.75%
2011	0.65% to 0.75%	19,207	107.89 to 107.50	2,068,524	1.59%	0.64% to 0.54%
2010	0.65% to 0.75%	13,296	107.21 to 106.92	1,424,080	1.41%	1.76% to 1.65%
2009	0.65% to 0.75%	11,884	105.35 to 105.18	1,251,259	2.94%	6.42% to 6.31%
2008	0.65% to 0.75%	270	99 to 98.94	26,727	1.58%	-1% to -1.06%	****
Oppenheimer NVIT Large Cap Growth Fund - Class I (NVOLG1)
2012	0.60% to 0.75%	411,546	1,612.87 to 160.40	87,824,532	0.70%	17.97% to 17.80%
2011	0.60% to 0.75%	459,162	1,367.14 to 136.17	83,384,980	0.67%	-2.82% to -2.96%
2010	0.60% to 0.75%	543,621	1,406.78 to 140.33	102,054,160	0.06%	8.15% to 7.99%
2009	0.60% to 0.75%	389	1300.78 to 129.95	92,847	0.20%	30.08% to 29.95%	****
Templeton NVIT International Value Fund - Class III (NVTIV3)
2012	0.75%	953	141.20	134,566	2.91%	18.67%
2011	0.65% to 0.75%	863	93.34 to 118.99	101,200	3.35%	-12.99% to -13.08%
2010	0.65% to 0.75%	639	107.28 to 136.89	86,309	2.93%	7.28% to 5.55%	****
2009	0.75%	89	129.69	11,543	0.37%	29.69%	****
Van Kampen NVIT Comstock Value Fund - Class IV (EIF4)
2012	0.60% to 0.75%	70,875	1,576.79 to 154.25	14,900,315	1.22%	17.76% to 17.58%
2011	0.60% to 0.75%	82,462	1,339.04 to 131.19	14,557,382	1.32%	-2.90% to -3.05%
2010	0.60% to 0.75%	91,133	1,379.06 to 135.31	16,393,684	1.58%	14.95% to 14.78%
2009	0.60% to 0.75%	106,165	1199.68 to 117.89	16,697,703	1.21%	27.92% to 27.73%
2008	0.60% to 0.75%	125,870	937.84 to 92.3	15,634,305	2.06%	-37.34% to -37.44%
Van Kampen NVIT Real Estate Fund - Class I (NVRE1)
2012	0.65% to 0.75%	32,024	115.05 to 114.52	3,671,963	1.07%	15.03% to 14.92%
2011	0.65% to 0.75%	33,484	100.02 to 99.65	3,340,084	0.87%	5.81% to 5.71%
2010	0.65% to 0.75%	37,019	94.52 to 94.27	3,492,111	2.15%	29.34% to 29.21%
2009	0.65% to 0.75%	39,256	73.08 to 72.96	2,865,417	2.46%	29.99% to 29.86%
2008	0.65% to 0.75%	234	56.22 to 56.18	13,169	3.57%	-43.78% to -43.82%	****
NVIT Money Market Fund - Class IV (SAM4)
2012	0.60% to 0.75%	172,313	2,276.96 to 163.92	37,857,180	0.00%	-0.60% to -0.75%
2011	0.00% to 0.75%	188,555	3,297.33 to 165.16	42,295,916	0.00%	-0.00% to -0.75%
2010	0.00% to 0.75%	205,359	3297.33 to 166.40	46,585,485	0.00%	-0.60% to -0.75%
2009	0.00% to 0.75%	261,369	3297.32 to 167.66	59,063,759	0.10%	0.09% to -0.66%
2008	0.00% to 0.75%	277,875	3294.21 to 168.77	62,691,091	2.11%	2.15% to 1.38%
VPS Growth and Income Portfolio - Class A (ALVGIA)
2012	0.60% to 0.75%	9,049	1,715.75 to 169.10	1,722,023	1.58%	16.82% to 16.64%
2011	0.60% to 0.75%	9,370	1,468.71 to 144.97	1,505,002	1.34%	5.68% to 5.52%
2010	0.60% to 0.75%	12,005	1,389.74 to 137.38	1,832,879	0.00%	12.42% to 12.25%
2009	0.60% to 0.75%	13,714	1236.25 to 122.39	1,902,208	4.39%	20.1% to 19.92%
2008	0.60% to 0.75%	17,672	1029.34 to 102.06	2,049,646	2.11%	-40.96% to -41.05%
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
2012	0.60% to 0.75%	8,206	2,455.28 to 241.99	2,412,011	0.54%	18.04% to 17.86%
2011	0.60% to 0.75%	9,452	2,080.12 to 205.33	2,598,131	0.49%	-8.94% to -9.07%
2010	0.60% to 0.75%	11,808	2,284.27 to 225.82	3,360,793	0.55%	26.15% to 25.96%
2009	0.60% to 0.75%	11,860	1810.77 to 179.27	2,749,403	1.17%	42% to 41.79%
2008	0.60% to 0.75%	14,011	1275.17 to 126.44	2,157,791	0.75%	-35.96% to -36.06%
VP Income & Growth Fund - Class I (ACVIG)
2012	0.60% to 0.75%	7,703	1,701.07 to 164.01	1,356,334	2.09%	14.06% to 13.88%
2011	0.60% to 0.75%	8,438	1,491.43 to 144.02	1,299,642	1.54%	2.50% to 2.34%
2010	0.60% to 0.75%	8,751	1,455.11 to 140.72	1,364,008	1.72%	13.46% to 13.29%
2009	0.60% to 0.75%	9,279	1,282.44 to 124.21	1,299,283	5.39%	17.39% to 17.21%
2008	0.60% to 0.75%	8,662	1092.46 to 105.97	1,026,660	2.12%	-34.98% to -35.08%
VP Inflation Protection Fund - Class II (ACVIP2)
2012	0.60% to 0.75%	17,193	1,593.07 to 157.00	3,057,694	2.37%	6.74% to 6.58%
2011	0.60% to 0.75%	18,748	1,492.45 to 147.31	3,434,728	4.02%	11.08% to 10.91%
2010	0.60% to 0.75%	18,942	1,343.61 to 132.81	3,077,359	1.79%	4.49% to 4.33%
2009	0.60% to 0.75%	17,921	1285.88 to 127.3	2,885,688	1.90%	9.55% to 9.39%
2008	0.60% to 0.75%	16,799	1173.74 to 116.37	2,345,551	4.77%	-2.18% to -2.33%
VP International Fund - Class I (ACVI)
2012	0.60% to 0.75%	306	1,630.14 to 160.42	298,941	0.79%	20.44% to 20.25%
2011	0.60% to 0.75%	446	1,353.54 to 133.40	326,708	1.50%	-12.57% to -12.70%
2010	0.60% to 0.75%	442	1,548.09 to 152.81	384,270	2.52%	12.62% to 12.45%
2009	0.60% to 0.75%	544	1374.67 to 135.89	444,321	2.44%	32.96% to 32.77%
2008	0.60% to 0.75%	1,782	1033.86 to 102.36	462,358	0.88%	-45.15% to -45.24%
VP Mid Cap Value Fund - Class I (ACVMV1)
2012	0.65% to 0.75%	5,224	171.45 to 170.14	891,956	2.02%	15.57% to 15.46%
2011	0.65% to 0.75%	5,409	148.35 to 147.36	799,374	1.31%	-1.34% to -1.43%
2010	0.65% to 0.75%	6,248	150.36 to 149.51	936,472	2.58%	18.48% to 18.36%
2009	0.65% to 0.75%	5,878	126.9 to 126.31	744,319	3.88%	29.1% to 28.97%
2008	0.65% to 0.75%	5,470	98.3 to 97.94	536,858	0.07%	-24.84% to -24.91%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
VP Ultra(R) Fund - Class I (ACVU1)
2012	0.60% to 0.75%	34	$1,324.02 to $ 130.30	$34,143	0.00%	13.24% to 13.07%
2011	0.60% to 0.75%	43	1,169.20 to 115.24	39,736	0.00%	0.46% to 0.31%
2010	0.60% to 0.75%	61	1,163.82 to 114.88	58,406	0.45%	15.39% to 15.22%
2009	0.60% to 0.75%	391	1008.59 to 99.7	131,903	0.57%	33.68% to 33.47%
2008	0.60% to 0.75%	17,502	754.51 to 74.7	1,359,258	0.00%	-41.83% to -41.92%
VP Vista(SM) Fund - Class I (ACVVS1)
2012	0.75%	1	136.88	137	0.00%	14.75%
2011	0.75%	1	119.28	119	0.00%	-8.58%
2010	0.75%	2	130.48	261	0.00%	22.96%
2009	0.65% to 0.75%	107	106.62 to 106.12	11,407	0.00%	21.68% to 21.55%
2008	0.65% to 0.75%	4,165	87.62 to 87.3	364,258	0.00%	-49.01% to -48.96%
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
2012	0.60% to 0.75%	29,851	2,398.20 to 234.39	7,388,329	0.44%	15.05% to 14.87%
2011	0.60% to 0.75%	28,872	2,084.53 to 204.04	6,136,419	0.61%	-0.04% to -0.19%
2010	0.60% to 0.75%	30,428	2,085.31 to 204.42	6,547,508	0.68%	25.07% to 24.89%
2009	0.60% to 0.75%	30,885	1667.26 to 163.69	5,322,363	2.96%	24.28% to 24.09%
2008	0.60% to 0.75%	31,726	1341.55 to 131.91	4,393,379	0.87%	-31.33% to -31.43%
Appreciation Portfolio - Initial Shares (DCAP)
2012	0.60% to 0.75%	15,700	1,593.21 to 156.79	2,793,801	3.61%	9.77% to 9.60%
2011	0.60% to 0.75%	15,224	1,451.43 to 143.05	2,480,389	1.68%	8.36% to 8.20%
2010	0.60% to 0.75%	17,801	1,339.44 to 132.21	2,519,668	2.46%	14.63% to 14.46%
2009	0.60% to 0.75%	19,586	1168.52 to 115.51	2,472,441	3.09%	21.83% to 21.64%
2008	0.60% to 0.75%	23,951	959.17 to 94.96	2,404,848	2.17%	-29.97% to -30.08%
Developing Leaders Portfolio - Initial Shares (DSC)
2012	0.60% to 0.75%	1,728	1,418.20 to 139.78	320,631	0.00%	19.84% to 19.66%
2011	0.60% to 0.75%	1,824	1,183.41 to 116.81	244,970	0.39%	-14.36% to -14.49%
2010	0.60% to 0.75%	1,459	1,381.84 to 136.60	247,232	1.09%	30.37% to 30.17%
2009	0.60% to 0.75%	1,120	1059.97 to 104.94	132,111	1.78%	25.28% to 25.1%
2008	0.60% to 0.75%	993	846.06 to 83.89	100,867	0.88%	-37.97% to -38.06%
Capital Appreciation Fund II - Primary Shares (FVCA2P)
2012	0.60% to 0.75%	591	1,503.30 to 148.17	95,709	0.55%	9.51% to 9.35%
2011	0.60% to 0.75%	656	1,372.71 to 135.50	97,871	0.70%	-5.86% to -6.00%
2010	0.60% to 0.75%	728	1,458.14 to 144.15	114,355	0.93%	12.40% to 12.23%
2009	0.60% to 0.75%	767	1297.3 to 128.44	106,650	0.91%	12.8% to 12.63%
2008	0.60% to 0.75%	559	1150.08 to 114.03	63,754	0.36%	-29.79% to -29.9%
Quality Bond Fund II - Primary Shares (FQB)
2012	0.60% to 0.75%	15,521	1,504.73 to 153.41	2,749,233	4.03%	9.06% to 8.90%
2011	0.60% to 0.75%	16,802	1,379.67 to 140.87	2,760,052	5.31%	1.66% to 1.51%
2010	0.60% to 0.75%	18,478	1,357.11 to 138.77	2,961,969	5.29%	7.86% to 7.69%
2009	0.60% to 0.75%	17,378	1258.27 to 128.86	2,835,959	7.17%	19.71% to 19.54%
2008	0.60% to 0.75%	19,621	1051.06 to 107.8	2,290,947	5.19%	-7.84% to -7.98%
Equity-Income Portfolio - Initial Class (FEIP)
2012	0.60% to 0.75%	150,011	3,836.32 to 372.62	81,967,981	3.05%	16.60% to 16.43%
2011	0.60% to 0.75%	169,119	3,290.04 to 320.04	78,985,131	2.41%	0.37% to 0.22%
2010	0.60% to 0.75%	194,717	3,277.95 to 319.34	88,957,490	1.85%	14.46% to 14.29%
2009	0.60% to 0.75%	222,747	2863.82 to 279.41	88,514,803	2.32%	29.43% to 29.24%
2008	0.60% to 0.75%	259,698	2212.64 to 216.2	79,594,296	2.48%	-43% to -43.08%
High Income Portfolio - Initial Class (FHIP)
2012	0.60% to 0.75%	17,236	2,611.25 to 246.05	8,853,867	5.62%	13.54% to 13.37%
2011	0.60% to 0.75%	20,354	2,299.79 to 217.03	8,788,501	6.47%	3.41% to 3.26%
2010	0.60% to 0.75%	24,846	2,223.94 to 210.19	9,770,982	7.56%	13.14% to 12.97%
2009	0.60% to 0.75%	30,990	1965.61 to 186.05	10,157,812	7.82%	43.1% to 42.88%
2008	0.60% to 0.75%	43,872	1373.62 to 130.21	8,959,756	8.33%	-25.43% to -25.55%
VIP Fund - Asset Manager Portfolio - Initial Class (FAMP)
2012	0.60% to 0.75%	64,290	2,957.55 to 287.26	29,409,345	1.49%	11.81% to 11.64%
2011	0.60% to 0.75%	72,267	2,645.22 to 257.31	30,248,385	1.89%	-3.14% to -3.29%
2010	0.60% to 0.75%	80,861	2,731.04 to 266.06	34,802,694	1.71%	13.58% to 13.41%
2009	0.60% to 0.75%	91,759	2,404.48 to 234.60	34,309,106	2.46%	28.34% to 28.15%
2008	0.60% to 0.75%	101,048	1873.52 to 183.07	29,440,111	2.63%	-29.15% to -29.25%
VIP Fund - Energy Portfolio - Service Class 2 (FNRS2)
2012	0.65% to 0.75%	10,390	173.84 to 172.51	1,797,577	0.78%	4.05% to 3.95%
2011	0.65% to 0.75%	10,469	167.07 to 165.96	1,741,829	0.85%	-5.81% to -5.91%
2010	0.65% to 0.75%	9,261	177.38 to 176.38	1,637,235	0.38%	18.39% to 18.27%
2009	0.65% to 0.75%	10,790	149.83 to 149.13	1,612,544	0.27%	46.62% to 46.47%
2008	0.65% to 0.75%	9,988	102.19 to 101.82	1,018,628	0.00%	-54.7% to -54.75%
VIP Fund - Equity-Income Portfolio - Service Class (FEIS)
2012	0.75%	25,858	168.06	4,345,627	3.17%	16.31%
2011	0.75%	26,038	144.49	3,762,250	2.50%	0.11%
2010	0.75%	25,901	144.34	3,738,461	2.23%	14.23%
2009	0.75%	25,434	126.36	3,213,783	2.96%	29.06%
2008	0.75%	25,036	97.91	2,450,897	2.59%	-43.13%
VIP Fund - Freedom Fund 2010 Portfolio - Service Class (FF10S)
2012	0.65% to 0.75%	5,273	143.21 to 142.12	753,672	1.76%	10.96% to 10.85%
2011	0.65% to 0.75%	5,579	129.07 to 128.21	718,840	2.12%	-0.93% to -1.03%
2010	0.65% to 0.75%	4,999	130.28 to 129.54	650,703	2.57%	12.01% to 11.89%
2009	0.65% to 0.75%	3,157	116.31 to 115.77	366,408	4.03%	23.35% to 23.23%
2008	0.65% to 0.75%	3,319	94.29 to 93.95	312,524	2.45%	-25.56% to -25.64%
VIP Fund - Freedom Fund 2020 Portfolio - Service Class (FF20S)
2012	0.65% to 0.75%	12,820	144.71 to 143.60	1,846,144	1.94%	12.45% to 12.34%
2011	0.65% to 0.75%	12,925	128.68 to 127.83	1,656,092	2.01%	-1.76% to -1.86%
2010	0.65% to 0.75%	12,878	130.99 to 130.25	1,681,298	2.65%	13.78% to 13.67%
2009	0.65% to 0.75%	10,411	115.13 to 114.59	1,195,368	4.98%	27.94% to 27.81%
2008	0.65% to 0.75%	8,101	89.99 to 89.66	727,539	2.71%	-33.15% to -33.21%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
VIP Fund - Freedom Fund 2030 Portfolio - Service Class (FF30S)
2012	0.65% to 0.75%	10,016	$143.86 to $ 142.77	$1,431,901	2.05%	14.73% to 14.62%
2011	0.65% to 0.75%	10,126	125.39 to 124.56	1,263,072	1.94%	-3.33% to -3.42%
2010	0.65% to 0.75%	9,590	129.70 to 128.97	1,238,180	2.36%	15.25% to 15.13%
2009	0.65% to 0.75%	9,881	112.54 to 112.02	1,108,060	2.77%	30.55% to 30.42%
2008	0.65% to 0.75%	8,736	86.2 to 85.89	751,003	2.15%	-38.48% to -38.54%
VIP Fund - Growth Portfolio - Initial Class (FGP)
2012	0.60% to 0.75%	216,881	3,417.03 to 331.89	104,283,398	0.58%	14.00% to 13.83%
2011	0.60% to 0.75%	250,347	2,997.36 to 291.57	104,313,560	0.35%	-0.40% to -0.54%
2010	0.60% to 0.75%	287,279	3,009.27 to 293.16	118,054,719	0.28%	23.43% to 23.25%
2009	0.60% to 0.75%	333,190	2438.03 to 237.87	109,607,553	0.45%	27.52% to 27.33%
2008	0.60% to 0.75%	380,893	1911.89 to 186.82	98,116,407	0.82%	-47.48% to -47.56%
VIP Fund - Growth Portfolio - Service Class (FGS)
2012	0.75%	15,108	166.08	2,509,079	0.51%	13.69%
2011	0.75%	15,100	146.08	2,205,830	0.26%	-0.61%
2010	0.75%	15,750	146.97	2,314,800	0.23%	23.13%
2009	0.75%	15,534	119.36	1,854,183	0.44%	27.19%
2008	0.75%	16,514	93.85	1,549,717	0.78%	-47.63%
VIP Fund - High Income Portfolio - Initial Class R (FHIPR)
2012	0.65% to 0.75%	35,561	139.47 to 138.68	4,947,153	5.82%	13.56% to 13.44%
2011	0.65% to 0.75%	34,624	122.82 to 122.24	4,243,592	6.60%	3.37% to 3.27%
2010	0.65% to 0.75%	40,155	118.81 to 118.37	4,763,162	8.54%	13.14% to 13.03%
2009	0.65% to 0.75%	38,892	105.01 to 104.73	4,079,165	8.46%	42.88% to 42.74%
2008	0.65% to 0.75%	33,979	73.49 to 73.37	2,495,409	9.07%	-25.37% to -25.44%
VIP Fund - Investment Grade Bond Portfolio - Initial Class (FIGBP)
2012	0.60% to 0.75%	87,058	2,838.98 to 276.06	32,793,519	2.20%	5.26% to 5.11%
2011	0.60% to 0.75%	98,957	2,697.03 to 262.65	35,128,999	3.12%	6.69% to 6.53%
2010	0.60% to 0.75%	114,694	2,527.84 to 246.55	36,991,612	3.58%	7.16% to 7.00%
2009	0.60% to 0.75%	128,777	2358.94 to 230.42	38,476,630	9.25%	15.03% to 14.86%
2008	0.60% to 0.75%	138,130	2050.71 to 200.61	35,209,804	4.47%	-3.83% to -3.97%
VIP Fund - Investment Grade Bond Portfolio - Service Class (FIGBS)
2012	0.75%	9,601	154.95	1,487,703	2.21%	4.98%
2011	0.75%	10,286	147.61	1,518,284	3.30%	6.41%
2010	0.75%	10,358	138.72	1,436,819	4.33%	6.87%
2009	0.75%	10,156	129.79	1,318,177	10.81%	14.81%
2008	0.75%	10,024	113.05	1,133,223	3.99%	-4.07%
VIP Fund - Mid Cap Portfolio - Service Class (FMCS)
2012	0.60% to 0.75%	30,197	2,846.70 to 280.57	10,529,612	0.50%	14.06% to 13.89%
2011	0.60% to 0.75%	34,398	2,495.74 to 246.35	10,749,483	0.14%	-11.25% to -11.38%
2010	0.60% to 0.75%	39,764	2,812.09 to 277.99	14,145,259	0.29%	27.93% to 27.74%
2009	0.60% to 0.75%	44,102	2198.09 to 217.62	11,734,551	0.64%	39.18% to 38.97%
2008	0.60% to 0.75%	50,517	1579.35 to 156.6	9,557,589	0.36%	-39.87% to -39.96%
VIP Fund - Overseas Portfolio - Initial Class (FOP)
2012	0.60% to 0.75%	28,954	2,109.95 to 205.17	12,275,875	1.90%	20.02% to 19.84%
2011	0.60% to 0.75%	34,059	1,758.05 to 171.21	11,820,452	1.29%	-17.66% to -17.78%
2010	0.60% to 0.75%	42,101	2,135.07 to 208.24	17,060,462	1.35%	12.44% to 12.27%
2009	0.60% to 0.75%	55,221	1898.89 to 185.48	18,231,555	2.10%	25.77% to 25.58%
2008	0.60% to 0.75%	69,280	1509.77 to 147.69	17,824,415	2.52%	-44.14% to -44.23%
VIP Fund - Overseas Portfolio - Initial Class R (FOPR)
2012	0.60% to 0.75%	121,485	1,405.38 to 138.72	20,255,400	1.97%	19.99% to 19.81%
2011	0.60% to 0.75%	132,941	1,171.26 to 115.79	18,476,259	1.36%	-17.64% to -17.76%
2010	0.60% to 0.75%	136,711	1,422.12 to 140.80	23,802,040	1.46%	12.40% to 12.23%
2009	0.60% to 0.75%	149,431	1265.25 to 125.45	22,429,097	2.34%	25.85% to 25.66%
2008	0.60% to 0.75%	154,536	1005.39 to 99.84	18,340,348	2.72%	-44.15% to -44.23%
VIP Fund - Overseas Portfolio - Service Class (FOS)
2012	0.75%	275	193.17	53,121	1.79%	19.64%
2011	0.75%	328	161.46	52,959	1.16%	-17.85%
2010	0.75%	403	196.53	79,202	1.49%	12.15%
2009	0.75%	458	175.24	80,261	2.26%	25.49%
2008	0.75%	634	139.64	88,602	2.25%	-44.28%
VIP Fund - Overseas Portfolio - Service Class R (FOSR)
2012	0.75%	18,258	137.57	2,511,689	1.94%	19.77%
2011	0.75%	18,487	114.86	2,123,467	1.33%	-17.92%
2010	0.75%	17,337	139.94	2,426,107	1.73%	12.17%
2009	0.75%	16,574	124.76	2,067,777	2.93%	25.55%
2008	0.75%	15,108	99.37	1,500,769	2.85%	-44.3%
VIP Fund - Value Strategies Portfolio - Service Class (FVSS)
2012	0.60% to 0.75%	7,354	2,277.72 to 224.49	1,940,867	0.45%	26.34% to 26.15%
2011	0.60% to 0.75%	7,881	1,802.86 to 177.96	1,942,007	0.83%	-9.39% to -9.53%
2010	0.60% to 0.75%	9,259	1,989.74 to 196.70	2,499,009	0.47%	25.70% to 25.51%
2009	0.60% to 0.75%	10,974	1582.95 to 156.72	2,094,978	0.63%	56.46% to 56.22%
2008	0.60% to 0.75%	10,420	1011.76 to 100.32	1,220,851	0.68%	-51.47% to -51.54%
Franklin Rising Dividends Securities Fund - Class 1 (FTVRDI)
2012	0.60% to 0.75%	28,081	1,902.93 to 187.55	6,413,833	1.77%	11.50% to 11.34%
2011	0.60% to 0.75%	31,764	1,706.62 to 168.46	6,407,217	1.62%	5.66% to 5.50%
2010	0.60% to 0.75%	37,619	1,615.22 to 159.68	6,896,501	1.77%	20.22% to 20.04%
2009	0.60% to 0.75%	39,612	1343.59 to 133.02	6,134,939	1.83%	16.97% to 16.79%
2008	0.60% to 0.75%	49,884	1148.67 to 113.89	6,575,907	2.05%	-27.38% to -27.49%
Franklin Small Cap Value Securities Fund - Class 1 (FTVSVI)
2012	0.60% to 0.75%	18,139	2,505.12 to 246.90	5,243,841	1.03%	18.04% to 17.86%
2011	0.60% to 0.75%	21,059	2,122.26 to 209.49	5,154,083	0.89%	-4.10% to -4.25%
2010	0.60% to 0.75%	24,769	2,213.06 to 218.78	6,363,695	1.01%	27.72% to 27.53%
2009	0.60% to 0.75%	30,252	1732.72 to 171.55	6,000,085	2.20%	28.77% to 28.58%
2008	0.60% to 0.75%	33,596	1345.61 to 133.42	5,159,296	1.44%	-33.27% to -33.37%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
Templeton Developing Markets Securities Fund - Class 3 (FTVDM3)
2012	0.65% to 0.75%	12,320	$183.69 to $ 182.29	$2,254,464	1.42%	12.42% to 12.31%
2011	0.65% to 0.75%	13,552	163.39 to 162.31	2,206,891	0.97%	-16.40% to -16.49%
2010	0.65% to 0.75%	16,171	195.45 to 194.35	3,151,548	1.74%	16.75% to 16.64%
2009	0.65% to 0.75%	16,508	167.41 to 166.63	2,756,076	4.61%	71.52% to 71.34%
2008	0.65% to 0.75%	13,515	97.61 to 97.25	1,316,120	2.88%	-52.98% to -53.03%
Templeton Foreign Securities Fund - Class 1 (TIF)
2012	0.60% to 0.75%	1,971	2,195.28 to 216.37	1,183,652	3.28%	17.89% to 17.71%
2011	0.60% to 0.75%	2,155	1,862.22 to 183.82	1,157,642	1.91%	-10.98% to -11.11%
2010	0.60% to 0.75%	2,683	2,091.89 to 206.80	1,423,155	2.10%	8.03% to 7.86%
2009	0.60% to 0.75%	2,527	1936.48 to 191.72	1,436,416	3.79%	36.52% to 36.32%
2008	0.60% to 0.75%	3,391	1418.46 to 140.65	1,116,918	2.62%	-40.59% to -40.68%
Templeton Global Bond Securities Fund - Class 3 (FTVGI3)
2012	0.65% to 0.75%	14,340	193.78 to 192.30	2,766,107	6.21%	14.31% to 14.20%
2011	0.65% to 0.75%	14,830	169.51 to 168.39	2,503,594	5.53%	-1.47% to -1.57%
2010	0.65% to 0.75%	13,949	172.04 to 171.07	2,391,162	1.48%	13.64% to 13.52%
2009	0.65% to 0.75%	13,754	151.4 to 150.69	2,076,201	15.63%	17.92% to 17.8%
2008	0.65% to 0.75%	12,536	128.39 to 127.92	1,605,824	3.93%	5.52% to 5.41%
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
2012	0.75%	294	104.81	30,814	2.77%	14.47%
2011	0.75%	323	91.56	29,574	0.02%	-2.28%
2010	0.75%	631	93.69	59,120	5.39%	9.43%
2009	0.75%	94	85.62	8,048	8.69%	29.28%
2008	0.75%	5	66.23	351	2.64%	-33.77%	*	***
Advisers Management Trust - Short Duration Bond Portfolio - I Class Shares (AMTB)
2012	0.60% to 0.75%	35,997	1,797.53 to 174.79	8,750,469	2.97%	3.98% to 3.82%
2011	0.60% to 0.75%	38,233	1,728.76 to 168.36	8,751,306	3.63%	-0.31% to -0.46%
2010	0.60% to 0.75%	48,811	1,734.12 to 169.13	10,703,567	5.24%	4.66% to 4.50%
2009	0.60% to 0.75%	54,523	1656.99 to 161.85	11,404,615	8.04%	12.65% to 12.48%
2008	0.60% to 0.75%	58,973	1470.93 to 143.89	10,686,079	4.73%	-13.95% to -14.08%
International Portfolio - S Class Shares (AMINS)
2012	0.75%	17	129.07	2,194	0.81%	17.59%
2011	0.75%	17	109.76	1,866	6.63%	-12.99%
2010	0.65% to 0.75%	14	126.86 to 126.14	1,767	16.87%	21.22% to 21.10%
2009	0.75%	15	104.16	1,458	0.02%	33.51%
2008	0.65% to 0.75%	4,896	78.31 to 78.02	382,454	0.00%	-46.78% to -46.84%
Mid-Cap Growth Portfolio - I Class Shares (AMCG)
2012	0.60% to 0.75%	565	2,354.92 to 232.10	252,139	0.00%	11.74% to 11.57%
2011	0.60% to 0.75%	610	2,107.51 to 208.03	298,059	0.00%	-0.13% to -0.28%
2010	0.60% to 0.75%	611	2,110.16 to 208.60	306,411	0.00%	28.32% to 28.13%
2009	0.60% to 0.75%	203	1,644.39 to 162.80	158,984	0.00%	30.81% to 30.62%
2008	0.60% to 0.75%	6,626	1257.07 to 124.64	1,051,885	0.00%	-43.71% to -43.79%
Partners Portfolio - I Class Shares (AMTP)
2012	0.60% to 0.75%	3,452	1,413.16 to 138.24	2,784,832	0.42%	15.90% to 15.73%
2011	0.60% to 0.75%	4,031	1,219.30 to 119.45	2,747,237	0.00%	-11.89% to -12.02%
2010	0.60% to 0.75%	4,584	1,383.79 to 135.77	3,519,068	0.69%	14.97% to 14.80%
2009	0.60% to 0.75%	5,536	1203.56 to 118.27	3,518,851	0.73%	55.14% to 54.91%
2008	0.60% to 0.75%	129,860	1583.72 to 76.35	15,078,612	0.53%	-52.68% to -52.75%
Small-Cap Growth Portfolio - S Class Shares (AMFAS)
2012	0.60% to 0.75%	2,512	1,386.42 to 136.65	394,392	0.00%	8.17% to 8.01%
2011	0.60% to 0.75%	2,826	1,281.72 to 126.52	468,203	0.00%	-1.65% to -1.80%
2010	0.60% to 0.75%	3,754	1,303.24 to 128.83	644,400	0.00%	18.90% to 18.72%
2009	0.60% to 0.75%	4,775	1096.12 to 108.52	637,906	0.00%	22.02% to 21.84%
2008	0.60% to 0.75%	5,711	898.31 to 89.07	602,443	0.00%	-39.84% to -39.93%
Socially Responsive Portfolio - I Class Shares (AMSRS)
2012	0.60% to 0.75%	2,447	1,819.00 to 179.28	604,430	0.23%	10.31% to 10.15%
2011	0.60% to 0.75%	2,722	1,648.93 to 162.76	603,394	0.33%	-3.66% to -3.80%
2010	0.60% to 0.75%	2,757	1,711.55 to 169.20	615,873	0.04%	22.12% to 21.94%
2009	0.60% to 0.75%	3,912	1401.53 to 138.76	662,956	2.45%	30.64% to 30.44%
2008	0.60% to 0.75%	5,980	1072.82 to 106.37	679,510	2.18%	-39.81% to -39.9%
Global Securities Fund/VA - Class 3 (OVGS3)
2012	0.65% to 0.75%	51,652	169.92 to 168.46	8,716,023	2.11%	20.44% to 20.32%
2011	0.65% to 0.75%	54,728	141.08 to 140.01	7,674,076	1.25%	-8.86% to -8.95%
2010	0.65% to 0.75%	55,968	154.80 to 153.77	8,618,236	1.58%	15.22% to 15.11%
2009	0.65% to 0.75%	58,101	134.35 to 133.59	7,771,162	2.60%	38.79% to 38.65%
2008	0.65% to 0.75%	67,077	96.8 to 96.35	6,469,687	1.53%	-40.58% to -40.64%
Global Securities Fund/VA - Non-Service Shares (OVGS)
2012	0.60% to 0.75%	2,710	1,927.28 to 189.67	1,145,985	2.04%	20.54% to 20.36%
2011	0.60% to 0.75%	3,181	1,598.90 to 157.59	1,179,597	1.36%	-8.84% to -8.97%
2010	0.60% to 0.75%	4,265	1,753.90 to 173.12	1,734,031	1.52%	15.27% to 15.10%
2009	0.60% to 0.75%	4,877	1521.54 to 150.41	1,687,533	2.59%	38.94% to 38.73%
2008	0.60% to 0.75%	7,895	1095.14 to 108.42	1,622,746	1.59%	-40.55% to -40.64%
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
2012	0.60% to 0.75%	13,720	1,455.36 to 143.22	2,128,724	0.94%	16.17% to 16.00%
2011	0.60% to 0.75%	15,102	1,252.78 to 123.47	2,135,618	0.85%	-0.61% to -0.76%
2010	0.60% to 0.75%	17,422	1,260.48 to 124.42	2,470,139	1.24%	15.41% to 15.24%
2009	0.60% to 0.75%	18,999	1092.14 to 107.96	2,320,394	2.14%	27.52% to 27.33%
2008	0.60% to 0.75%	22,083	856.46 to 84.79	2,101,015	1.61%	-38.84% to -38.93%
Main Street Small Cap Fund(R)/VA - Non-Service Shares (OVSC)
2012	0.60% to 0.75%	4,172	2,370.44 to 233.63	1,094,143	0.58%	17.28% to 17.10%
2011	0.60% to 0.75%	5,011	2,021.18 to 199.51	1,109,162	0.65%	-2.80% to -2.94%
2010	0.60% to 0.75%	6,244	2,079.32 to 205.55	1,460,218	0.73%	22.67% to 22.48%
2009	0.60% to 0.75%	7,566	1695.08 to 167.82	1,469,138	1.03%	36.38% to 36.17%
2008	0.60% to 0.75%	10,063	1242.95 to 123.24	1,379,569	0.51%	-38.2% to -38.29%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
2012	0.60% to 0.75%	4,550	$1,016.85 to $ 101.66	$494,602	0.00%	1.69% to 1.66%
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
2012	0.75%	1,736	133.70	232,104	5.31%	4.71%
2011	0.75%	1,762	127.69	224,990	2.00%	7.71%
2010	0.75%	1,829	118.55	216,825	1.64%	8.66%
2009	0.75%	818	109.10	89,246	0.76%	9.10%	****
Low Duration Portfolio - Administrative Class (PMVLDA)
2012	0.75%	4,773	121.09	577,942	1.93%	5.06%
2011	0.75%	4,870	115.25	561,283	1.67%	0.35%
2010	0.75%	5,616	114.85	644,991	2.11%	4.50%
2009	0.75%	1,256	109.90	138,037	1.56%	9.90%	****
Total Return Portfolio - Administrative Class (PMVTRA)
2012	0.60% to 0.75%	6,311	1,096.77 to 109.40	1,252,931	2.64%	8.94% to 8.78%
2011	0.65% to 0.75%	1,842	100.64 to 100.57	185,260	2.00%	0.64% to 0.57%	****
Putnam VT Growth and Income Fund - IB Shares (PVGIB)
2012	0.60% to 0.75%	1,456	1,543.91 to 152.17	227,520	1.67%	18.42% to 18.24%
2011	0.60% to 0.75%	1,497	1,303.73 to 128.69	197,650	1.37%	-5.21% to -5.35%
2010	0.60% to 0.75%	1,468	1,375.39 to 135.97	201,131	1.79%	13.69% to 13.52%
2009	0.60% to 0.75%	1,290	1209.74 to 119.77	155,719	3.07%	29.04% to 28.84%
2008	0.60% to 0.75%	2,001	937.52 to 92.96	198,497	2.18%	-39.06% to -39.16%
Putnam VT International Equity Fund - IB Shares (PVTIGB)
2012	0.60% to 0.75%	349	1,696.22 to 167.18	278,885	1.83%	21.19% to 21.00%
2011	0.60% to 0.75%	274	1,399.70 to 138.16	69,543	3.28%	-17.43% to -17.55%
2010	0.60% to 0.75%	337	1,695.16 to 167.58	97,886	3.70%	9.37% to 9.20%
2009	0.60% to 0.75%	383	1549.96 to 153.45	107,636	0.00%	23.89% to 23.7%
2008	0.60% to 0.75%	524	1251.09 to 124.05	170,221	2.08%	-44.29% to -44.37%
Putnam VT Voyager Fund - IB Shares (PVTVB)
2012	0.60% to 0.75%	3,332	1,616.21 to 159.29	725,332	0.34%	13.54% to 13.37%
2011	0.60% to 0.75%	3,887	1,423.43 to 140.50	733,055	0.00%	-18.34% to -18.46%
2010	0.60% to 0.75%	2,813	1,743.10 to 172.32	551,898	1.66%	20.08% to 19.90%
2009	0.60% to 0.75%	4,172	1451.67 to 143.72	1,107,276	0.66%	62.92% to 62.67%
2008	0.60% to 0.75%	3,194	891.06 to 88.35	307,684	0.00%	-37.41% to -37.5%
Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)
2012	0.60% to 0.75%	2,435	971.05 to 97.01	258,093	0.00%	-2.89% to -2.99%
V.I. Basic Value Fund - Series I (AVBVI)
2012	0.60% to 0.75%	123	1,455.78 to 143.48	171,330	1.54%	17.00% to 16.82%
2011	0.60% to 0.75%	178	1,244.28 to 122.82	154,194	0.91%	-3.63% to -3.77%
2010	0.60% to 0.75%	271	1,291.13 to 127.64	207,824	0.60%	6.71% to 6.55%
2009	0.60% to 0.75%	323	1209.95 to 119.79	250,184	0.43%	47.12% to 46.9%
2008	0.60% to 0.75%	15,197	822.44 to 81.55	1,415,463	0.90%	-52.06% to -52.13%
Health Sciences Portfolio - II (TRHS2)
2012	0.65% to 0.75%	2,837	151.17 to 150.77	428,264	0.00%	30.15% to 30.02%
2011	0.65% to 0.75%	2,487	116.15 to 115.96	288,865	0.00%	9.67% to 9.56%
2010	0.65% to 0.75%	391	105.91 to 105.84	41,409	0.00%	5.91% to 5.84%	****
Worldwide Insurance Trust - Worldwide Bond Fund - Initial Class (VWBF)
2012	0.60% to 0.75%	16,797	2,675.00 to 260.12	7,188,903	1.14%	4.92% to 4.76%
2011	0.60% to 0.75%	5,692	2,549.64 to 248.30	3,122,901	8.07%	7.49% to 7.33%
2010	0.60% to 0.75%	6,861	2,371.88 to 231.33	3,398,403	3.80%	5.56% to 5.40%
2009	0.60% to 0.75%	8,890	2246.92 to 219.47	3,920,034	3.91%	5.35% to 5.19%
2008	0.60% to 0.75%	10,846	2132.87 to 208.65	4,376,847	8.56%	2.99% to 2.83%
Worldwide Insurance Trust - Worldwide Emerging Markets Fund - Initial Class (VWEM)
2012	0.60% to 0.75%	54,894	3,027.06 to 295.23	24,594,686	0.00%	29.03% to 28.84%
2011	0.60% to 0.75%	24,664	2,346.01 to 229.15	10,687,721	1.09%	-26.18% to -26.29%
2010	0.60% to 0.75%	29,643	3,178.07 to 310.89	17,173,355	0.64%	26.08% to 25.89%
2009	0.60% to 0.75%	36,924	2520.65 to 246.95	17,037,479	0.18%	111.9% to 111.58%
2008	0.60% to 0.75%	46,592	1189.54 to 116.71	9,570,941	0.00%	-64.99% to -65.04%
Worldwide Insurance Trust - Worldwide Hard Assets Fund - Initial Class (VWHA)
2012	0.60% to 0.75%	21,830	4,443.60 to 432.09	14,876,388	0.77%	2.77% to 2.61%
2011	0.60% to 0.75%	5,489	4,323.98 to 421.09	5,698,184	1.23%	-16.95% to -17.07%
2010	0.60% to 0.75%	7,256	5,206.45 to 507.79	7,875,356	0.37%	28.46% to 28.27%
2009	0.60% to 0.75%	8,720	4052.89 to 395.88	6,557,816	0.27%	56.59% to 56.36%
2008	0.60% to 0.75%	9,861	2588.17 to 253.19	4,997,263	0.30%	-46.45% to -46.53%
Vanguard(R) Variable Insurance Funds - Equity Income Portfolio (VVEI)
2012	0.95%	11,391	187.53	2,136,187	2.35%	12.33%
2011	0.95%	11,192	166.95	1,868,552	2.30%	9.23%
2010	0.95%	11,762	152.85	1,797,857	3.56%	13.63%
2009	0.95%	11,643	134.52	1,566,225	6.47%	15.67%
2008	0.95%	12,814	116.30	1,490,261	3.62%	-31.57%
Vanguard(R) Variable Insurance Funds - High Yield Bond Portfolio (VVHYB)
2012	0.95%	7,044	191.27	1,347,324	5.31%	13.21%
2011	0.95%	7,317	168.95	1,236,200	7.27%	5.93%
2010	0.95%	7,735	159.50	1,233,721	8.34%	11.04%
2009	0.95%	7,329	143.63	1,052,698	10.32%	37.54%
2008	0.95%	6,995	104.43	730,479	7.84%	-22.69%
Vanguard(R) Variable Insurance Funds - Mid-Cap Index Portfolio (VVMCI)
2012	0.95%	16,798	227.26	3,817,486	1.12%	14.72%
2011	0.95%	16,665	198.10	3,301,349	1.00%	-2.96%
2010	0.95%	17,134	204.15	3,497,838	1.17%	24.18%
2009	0.95%	16,890	164.39	2,776,530	2.28%	39.05%
2008	0.95%	17,877	118.23	2,113,587	1.59%	-42.37%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
Vanguard(R) Variable Insurance Funds - Total Bond Market Index Portfolio (VVHGB)
2012	0.95%	8,223	$150.96	$1,241,309	2.67%	3.04%
2011	0.95%	7,895	146.50	1,156,652	3.33%	6.64%
2010	0.95%	8,615	137.39	1,183,581	4.25%	5.49%
2009	0.95%	9,346	130.23	1,217,146	5.74%	4.94%
2008	0.95%	9,239	124.10	1,146,560	4.16%	4.23%
Ivy Fund Variable Insurance Portfolios, Inc. - Asset Strategy (WRASP)
2012	0.75%	2,356	139.90	329,612	1.23%	18.28%
2011	0.75%	2,529	118.28	299,125	1.17%	-7.90%
2010	0.75%	3,652	128.42	468,991	1.31%	7.86%
2009	0.75%	1,332	119.06	158,586	0.00%	19.06%	*	***
Advantage Funds Variable Trust - VT Discovery Fund (SVDF)
2012	0.60% to 0.75%	5,359	1,036.83 to 101.73	1,206,290	0.00%	17.03% to 16.85%
2011	0.60% to 0.75%	5,045	885.96 to 87.06	1,085,431	0.00%	-0.18% to -0.33%
2010	0.60% to 0.75%	4,693	887.53 to 87.34	1,009,951	0.00%	34.73% to 34.53%
2009	0.60% to 0.75%	3,356	658.74 to 64.92	658,495	0.00%	39.46% to 39.26%
2008	0.60% to 0.75%	124,354	472.33 to 46.62	6,135,522	0.00%	-44.69% to -44.77%
Advantage Funds Variable Trust - VT Opportunity Fund (SVOF)
2012	0.60% to 0.75%	760	1,629.18 to 159.85	430,213	0.10%	14.83% to 14.66%
2011	0.60% to 0.75%	1,059	1,418.78 to 139.42	443,324	0.14%	-6.08% to -6.22%
2010	0.60% to 0.75%	1,056	1,510.68 to 148.67	498,872	0.81%	23.02% to 22.83%
2009	0.60% to 0.75%	1,478	1228.04 to 121.03	542,984	0.00%	46.85% to 46.63%
2008	0.60% to 0.75%	51,776	836.24 to 82.54	4,552,777	1.91%	-40.46% to -40.55%
Advantage Funds Variable Trust - VT Small Cap Growth Fund (WFVSCG)
2012	0.75%	825	167.56	138,240	0.00%	7.06%
2011	0.75%	654	156.51	102,357	0.00%	-5.31%
2010	0.75%	349	165.28	57,683	0.00%	25.83%
2009	0.75%	333	131.36	43,742	0.00%	31.36%	*	***
Janus Aspen Series - Global Technology Portfolio - Service II Shares (obsolete) (JAGTS2)
2011	0.65% to 0.75%	4,554	147.46 to 146.33	668,411	0.00%	-9.40% to -9.49%
2010	0.65% to 0.75%	5,088	162.75 to 161.67	824,618	0.00%	23.71% to 23.59%
2009	0.65% to 0.75%	5,013	131.56 to 130.82	657,526	0.00%	56.08% to 55.92%
2008	0.65% to 0.75%	4,559	84.29 to 83.9	383,203	0.09%	-44.26% to -44.32%
Janus Aspen Series - Overseas Portfolio - Service II Shares (obsolete) (JAIGS2)
2011	0.65% to 0.75%	27,919	196.42 to 194.93	5,465,606	0.37%	-32.77% to -32.84%
2010	0.65% to 0.75%	31,882	292.18 to 290.24	9,288,177	0.58%	24.22% to 24.10%
2009	0.65% to 0.75%	33,537	235.21 to 233.88	7,869,144	0.45%	77.91% to 77.73%
2008	0.65% to 0.75%	32,523	132.21 to 131.59	4,290,799	2.99%	-52.52% to -52.57%
V.I. Capital Appreciation Fund - Series I (obsolete) (AVCA)
2011	0.60% to 0.75%	2,077	1,203.93 to 118.84	265,877	0.16%	-8.46% to -8.60%
2010	0.60% to 0.75%	2,003	1,315.20 to 130.02	280,976	0.81%	14.80% to 14.63%
2009	0.60% to 0.75%	2,200	1145.66 to 113.43	267,550	0.72%	20.35% to 20.17%
2008	0.60% to 0.75%	2,258	951.9 to 94.38	226,808	0.00%	-42.84% to -42.92%
V.I. Capital Development Fund - Series I (obsolete) (AVCDI)
2011	0.60% to 0.75%	6,796	1,679.41 to 165.77	1,194,915	0.00%	-7.71% to -7.85%
2010	0.60% to 0.75%	6,860	1,819.78 to 179.90	1,306,644	0.00%	18.07% to 17.89%
2009	0.60% to 0.75%	7,877	1541.3 to 152.6	1,280,886	0.00%	41.52% to 41.31%
2008	0.60% to 0.75%	8,221	1089.11 to 107.99	944,198	0.00%	-47.34% to -47.42%
VIP Trust - Global Bond Fund: Class R1 (VWBFR)
2011	0.60% to 0.75%	20,576	1,541.64 to 152.40	4,737,197	7.71%	7.49% to 7.33%
2010	0.60% to 0.75%	22,637	1,434.15 to 141.99	4,550,582	3.79%	5.56% to 5.41%
2009	0.60% to 0.75%	26,836	1358.56 to 134.71	4,950,164	3.97%	5.35% to 5.19%
2008	0.60% to 0.75%	28,883	1289.6 to 128.06	4,954,047	7.27%	3.08% to 2.93%
VIP Trust - Emerging Markets Fund: Class R1 (obsolete) (VWEMR)
2011	0.60% to 0.75%	39,908	2,180.00 to 215.51	10,827,660	1.06%	-26.20% to -26.31%
2010	0.60% to 0.75%	41,617	2,953.91 to 292.45	15,560,212	0.61%	26.11% to 25.92%
2009	0.60% to 0.75%	46,050	2342.41 to 232.26	13,909,214	0.17%	112.12% to 111.8%
2008	0.60% to 0.75%	53,636	1104.29 to 109.66	7,283,105	0.00%	-64.96% to -65.01%
VIP Trust - Global Hard Assets Fund: Class R1 (obsolete) (VWHAR)
2011	0.60% to 0.75%	26,115	3,027.95 to 299.34	10,680,333	1.19%	-16.90% to -17.02%
2010	0.60% to 0.75%	29,000	3,643.56 to 360.73	13,941,416	0.35%	28.48% to 28.29%
2009	0.60% to 0.75%	27,655	2835.84 to 281.19	10,313,435	0.25%	56.68% to 56.44%
2008	0.60% to 0.75%	26,325	1809.99 to 179.74	6,301,428	0.34%	-46.42% to -46.5%
AllianceBernstein NVIT Global Fixed Income Fund - Class III (obsolete) (NVAGF3)
2010	0.65% to 0.75%	1,926	122.27 to 122.06	235,407	8.61%	7.54% to 7.43%
2009	0.65% to 0.75%	1,055	113.70 to 113.62	119,893	6.73%	13.70% to 13.62%	*	***

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
High Income Fund/VA - Class 3 (obsolete) (OVHI3)
2011	0.65% to 0.75%	12,162	$28.22 to $ 28.09	$342,112	8.77%	-2.51% to -2.61%
2010	0.65% to 0.75%	11,550	28.95 to 28.84	333,513	6.45%	13.94% to 13.83%
2009	0.65% to 0.75%	10,062	25.40 to 25.34	255,133	0.00%	25.93% to 25.8%
2008	0.65% to 0.75%	8,100	20.17 to 20.14	163,198	6.96%	-79.03% to -79.05%
High Income Fund/VA - Non-Service Shares (obsolete) (OVHI)
2011	0.60% to 0.75%	1,404	387.71 to 38.27	95,377	12.44%	-2.92% to -3.07%
2010	0.60% to 0.75%	2,190	399.37 to 39.48	196,701	6.63%	14.13% to 13.96%
2009	0.60% to 0.75%	2,287	349.94 to 34.65	120,926	0.00%	24.57% to 24.38%
2008	0.60% to 0.75%	3,768	280.92 to 27.85	130,648	8.28%	-78.8% to -78.83%
AllianceBernstein NVIT Global Fixed Income Fund - Class VI (obsolete) (NVAGF6)
2010	0.60% to 0.75%	487	1,218.29 to 121.52	433,178	9.24%	7.11% to 6.95%
2009	0.60% to 0.75%	87	1,137.41 to 113.63	94,860	7.10%	13.74% to 13.63%	*	***
VIP Fund - Contrafund Portfolio - Initial Class (FCP)
2009	0.60% to 0.75%	264,822	3568.22 to 268.67	98,025,774	1.45%	34.9% to 34.7%
2008	0.60% to 0.75%	305,223	2032.93 to 199.47	83,226,683	0.99%	-42.86% to -42.94%
VP International Fund - Class III (ACVI3)
2009	0.65%	1	135.10	135	3.97%	32.90%
2008	0.65% to 0.75%	13,738	101.65 to 101.18	1,392,618	0.84%	-45.18% to -45.24%
VP Value Fund - Class I (ACVV)
2009	0.60% to 0.75%	39,978	1282.88 to 126.82	5,713,475	6.21%	19.15% to 18.97%
2008	0.60% to 0.75%	44,924	1076.73 to 106.6	5,284,098	2.49%	-27.21% to -27.32%
Advisers Management Trust: Mid Cap Intrinsic Value Portfolio - Class S (AMRS)
2008	0.65% to 0.75%	2,174	70.37 to 70.11	152,658	1.08%	-46.3% to -46.35%
J.P. Morgan NVIT Balanced Fund - Class IV (obsolete) (BF4)
2008	0.35% to 0.75%	48,504	3524.27 to 227.22	26,513,389	2.74%	-25.82% to -26.11%
Clover Value Fund II - Primary Shares (obsolete) (FALF)
2009	0.65% to 0.75%	389	111.47 to 110.73	43,074	3.16%	13.97% to 13.86%
2008	0.60% to 0.75%	547	980.85 to 97.25	53,326	1.93%	-34.19% to -34.29%
NVIT Technology & Communications Fund - Class I (obsolete) (GGTC)
2009	0.60% to 0.75%	578	1455.77 to 144.13	244,940	0.00%	51.55% to 51.33%
2008	0.60% to 0.75%	597	960.56 to 95.24	148,925	0.00%	-48.88% to -48.96%
NVIT Technology & Communications Fund - Class III (obsolete) (GGTC3)
2009	0.65% to 0.75%	5,068	109.92 to 109.3	554,685	0.00%	51.46% to 51.31%
2008	0.65% to 0.75%	4,263	72.58 to 72.24	308,542	0.00%	-48.92% to -48.97%
NVIT U.S. Growth Leaders Fund - Class I (obsolete) (GVUG1)
2009	0.60% to 0.75%	7,453	1462.55 to 144.8	1,177,107	0.00%	25.09% to 24.9%
2008	0.60% to 0.75%	10,337	1169.24 to 115.93	1,289,547	0.00%	-41.64% to -41.73%
NVIT Global Financial Services Fund - Class I (obsolete) (GVGF1)
2009	0.60% to 0.75%	964	1,465.04 to 145.05	164,101	1.29%	30.97% to 30.77%
2008	0.60% to 0.75%	1,077	1118.65 to 110.92	143,104	1.93%	-46.6% to -46.68%
NVIT Global Financial Services Fund - Class III (obsolete) (GVGFS)
2009	0.65% to 0.75%	3,182	106.78 to 106.18	339,140	1.19%	31.08% to 30.95%
2008	0.65% to 0.75%	3,336	81.46 to 81.08	271,329	2.09%	-46.56% to -46.62%
NVIT Health Sciences Fund - Class I (obsolete) (GVGH1)
2009	0.60% to 0.75%	1,036	1464.09 to 144.95	293,054	0.28%	18.45% to 18.27%
2008	0.60% to 0.75%	1,869	1236.04 to 122.56	372,913	0.29%	-25.66% to -25.77%
NVIT Health Sciences Fund - Class III (obsolete) (GVGHS)
2009	0.65% to 0.75%	4,136	107.63 to 107.02	443,503	0.31%	18.34% to 18.22%
2008	0.65% to 0.75%	5,513	90.95 to 90.52	499,743	0.30%	-25.72% to -25.79%
Gartmore NVIT Global Utilities Fund - Class I (obsolete) (GVGU1)
2009	0.60% to 0.75%	645	1915.58 to 189.65	429,550	4.22%	7.36% to 7.2%
2008	0.60% to 0.75%	734	1784.21 to 176.91	411,192	3.18%	-33.34% to -33.44%
Gartmore NVIT Global Utilities Fund - Class III (obsolete) (GVGU)
2009	0.65% to 0.75%	6,858	156.82 to 155.94	1,072,385	4.04%	7.28% to 7.17%
2008	0.65% to 0.75%	8,429	146.18 to 145.5	1,229,538	3.27%	-33.34% to -33.4%
Janus Aspen Series - INTECH Risk-Managed Core Portfolio - Service Shares (obsolete) (JARLCS)
2009	0.60%	19	1414.58	26,877	1.15%	21.82%
2008	0.60% to 0.75%	1,151	1161.19 to 115.14	154,480	0.70%	-36.62% to -36.72%
Capital Appreciation Fund/VA - Non-Service Shares (OVGR)
2009	0.60% to 0.75%	31,241	1095.29 to 108.28	3,632,481	0.39%	43.65% to 43.44%
2008	0.60% to 0.75%	39,286	762.45 to 75.49	3,146,181	0.15%	-45.84% to -45.93%
NVIT Mid Cap Growth Fund - Class IV (obsolete) (SGRF4)
2008	0.60% to 0.75%	83,922	278.05 to 4,197.82	36,215,004	0.00%	-46.43% to -46.51%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***	Inception Date****
Blue Chip Growth Portfolio - II (TRBCG2)
2009	0.65% to 0.75%	10,571	$109.78 to $ 109.26	$1,157,031	0.00%	40.87% to 40.73%
2008	0.65% to 0.75%	13,346	77.93 to 77.64	1,037,913	0.09%	-43.02% to -43.08%
Equity Income Portfolio - II (TREI2)
2009	0.65% to 0.75%	18,737	100.70 to 100.23	1,880,125	1.92%	24.44% to 24.32%
2008	0.65% to 0.75%	18,840	80.92 to 80.62	1,520,540	2.18%	-36.68% to -36.74%
Limited-Term Bond Portfolio - II (TRLT2)
2008	0.65% to 0.75%	10,415	109.66 to 109.25	1,140,127	3.63%	0.65% to 0.55%
Worldwide Insurance Trust - Worldwide Real Estate Fund - Initial Class (obsolete) (VWRE)
2008	0.60% to 0.75%	9,119	1240 to 122.03	1,682,574	5.75%	-55.39% to -55.45%
Worldwide Insurance Trust - Worldwide Real Estate Fund - Class R1 (obsolete) (VWRER)
2008	0.60% to 0.75%	24,291	904.64 to 89.83	2,867,887	5.55%	-55.37% to -55.44%

2012	Contract owners equity:			$1,121,931,017
2011	Contract owners equity:			$1,102,530,041
2010	Contract owners equity:			$1,276,403,562
2009	Attributable to Nationwide Life and Annuity Company of America:			401,816
2009	Total Contract Owners’ Equity:			$1,249,883,066
2008	Attributable to Nationwide Life and Annuity Company of America:			298,851
2008	Total Contract Owners’ Equity:			$1,091,757,848

*	This represents the range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owners’ accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both, during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.
****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2012. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 2 to the consolidated financial statements, in 2012 the Company changed its method of accounting for insurance contract acquisition costs and applied the new method retrospectively.

/s/ KPMG LLP

Columbus, Ohio

March 1, 2013

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Operations

(in millions)

	Year ended December 31,
	2012	2011	2010
		(As Adjusted)	(As Adjusted)
Revenues
Policy charges	$1,670	$1,506	$1,399
Premiums	635	531	484
Net investment income	1,825	1,844	1,825
Net realized investment gains (losses)	350	(1,609)	(236)
Other-than-temporary impairment losses
Total other-than-temporary impairment losses	(67)	(162)	(394)
Non-credit portion of loss recognized in other comprehensive income	36	95	174
Net other-than-temporary impairment losses recognized in operations	(31)	(67)	(220)
Other revenues	7	3	2

Total revenues	$4,456	$2,208	$3,254

Benefits and expenses
Interest credited to policyholder account values	$1,038	$1,033	$1,056
Benefits and claims	1,227	1,062	873
Policyholder dividends	54	67	78
Amortization of deferred policy acquisition costs	575	65	299
Interest expense	68	70	55
Other expenses, net of deferrals	795	760	722

Total benefits and expenses	$3,757	$3,057	$3,083

Income (loss) before federal income taxes and noncontrolling interests	$699	$(849)	$171
Federal income tax expense (benefit)	99	(427)	12

Net income (loss)	$600	$(422)	$159
Less: Loss attributable to noncontrolling interest, net of tax	(61)	(56)	(60)

Net income (loss) attributable to Nationwide Life Insurance Company	$661	$(366)	$219

See accompanying notes to consolidated financial statements and Note 2 for disclosure of the change in accounting principle.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Comprehensive Income (Loss)

(in millions)

	Year ended December 31,
	2012	2011	2010
		(As Adjusted)	(As Adjusted)
Net income (loss)	$600	$(422)	$159

Other comprehensive income, net of tax
Changes in:
Net unrealized gains on available-for-sale securities	571	317	600
Net unrealized (losses) gains on derivatives used in cash flow hedging relationships	(5)	12	18

Total other comprehensive income, net of tax	$566	$329	$618

Total comprehensive income (loss)	$1,166	$(93)	$777

Less: Comprehensive loss attributable to noncontrolling interests, net of tax	(61)	(56)	(60)

Total comprehensive income (loss) attributable to Nationwide Life Insurance Company	$1,227	$(37)	$837

See accompanying notes to consolidated financial statements and Note 2 for disclosure of the change in accounting principle.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Balance Sheets

(in millions, except for share and per share amounts)

	December 31,
	2012	2011
		(As Adjusted)
Assets
Investments
Fixed maturity securities, available-for-sale	$31,811	$29,201
Mortgage loans, net of allowance	5,827	5,748
Policy loans	980	1,008
Short-term investments	1,034	1,125
Other investments	639	586

Total investments	$40,291	$37,668
Cash and cash equivalents	62	49
Accrued investment income	566	560
Deferred policy acquisition costs	3,249	3,487
Value of business acquired	224	238
Goodwill	200	200
Other assets	4,138	4,590
Separate account assets	71,440	65,194

Total assets	$120,170	$111,986

Liabilities and equity
Liabilities
Future policy benefits and claims	$36,154	$35,252
Short-term debt	300	777
Long-term debt	1,038	991
Other liabilities	4,507	4,230
Separate account liabilities	71,440	65,194

Total liabilities	$113,439	$106,444

Shareholder’s equity
Common stock ($1 par value; authorized - 5,000,000 shares, issued and outstanding - 3,814,779 shares)	$4	$4
Additional paid-in capital	1,718	1,718
Retained earnings	3,410	2,789
Accumulated other comprehensive income	1,252	686

Total shareholder’s equity	$6,384	$5,197
Noncontrolling interest	347	345

Total equity	$6,731	$5,542

Total liabilities and equity	$120,170	$111,986

See accompanying notes to consolidated financial statements and Note 2 for disclosure of the change in accounting principle.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Changes in Equity

(in millions)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income (loss)	Total shareholder’s equity	Non-controlling interest	Total equity
Balance as of December 31, 2009	$4	$1,718	$3,510	$(266)	$4,966	$351	$5,317
Cumulative effect of adoption of accounting principle	$—	$—	$(565)	$(4)	$(569)	$—	$(569)

Adjusted balance as of December 31, 2009	$4	$1,718	$2,945	$(270)	$4,397	$351	$4,748
Cumulative effect of adoption of accounting principle	—	—	(9)	9	—	46	46
Comprehensive income (loss):
Net income (loss)	—	—	219	—	219	(60)	159
Other comprehensive income	—	—	—	618	618	—	618

Total comprehensive income (loss)	—	—	219	618	837	(60)	777
Change in noncontrolling interest	—	—	—	—	—	18	18

Balance as of December 31, 2010	$4	$1,718	$3,155	$357	$5,234	$355	$5,589
Comprehensive (loss) income:
Net loss	—	—	(366)	—	(366)	(56)	(422)
Other comprehensive income	—	—	—	329	329	—	329

Total comprehensive (loss) income	—	—	(366)	329	(37)	(56)	(93)
Change in noncontrolling interest	—	—	—	—	—	46	46

Balance as of December 31, 2011	$4	$1,718	$2,789	$686	$5,197	$345	$5,542
Cash dividend paid	—	—	(40)	—	(40)	—	(40)
Comprehensive income (loss):
Net income (loss)	—	—	661	—	661	(61)	600
Other comprehensive income	—	—	—	566	566	—	566

Total comprehensive income (loss)	—	—	661	566	1,227	(61)	1,166
Change in noncontrolling interest	—	—	—	—	—	63	63

Balance as of December 31, 2012	$4	$1,718	$3,410	$1,252	$6,384	$347	$6,731

See accompanying notes to consolidated financial statements and Note 2 for disclosure of the change in accounting principle.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Cash Flows

(in millions)

	Year ended December 31,
	2012	2011	2010
		(As Adjusted)	(As Adjusted)
Cash flows from operating activities:
Net income (loss)	$600	$(422)	$159
Adjustments to net income (loss):
Net realized investment (gains) losses	(350)	1,609	236
Net other-than-temporary impairment losses recognized in earnings	31	67	220
Interest credited to policyholder account values	1,038	1,033	1,056
Capitalization of deferred policy acquisition costs	(470)	(604)	(501)
Amortization of deferred policy acquisition costs	575	65	299
Amortization and depreciation	80	48	(2)
Deferred tax expense (benefit)	243	(482)	103
Changes in:
Policy liabilities	(548)	(608)	(579)
Derivatives, net	(490)	(364)	(254)
Other, net	(84)	(265)	(51)

Net cash provided by operating activities	$625	$77	$686

Cash flows from investing activities:
Proceeds from maturity of available-for-sale securities	$2,909	$2,705	$3,251
Proceeds from sales of available-for-sale securities	796	1,585	2,168
Purchases of available-for-sale securities	(5,167)	(6,176)	(5,910)
Proceeds from repayments of mortgage loans	1,048	1,124	996
Issuance and purchases of mortgage loans	(1,114)	(751)	(373)
Net decrease (increase) in short-term investments	98	(61)	(44)
Collateral (paid) received, net	(208)	359	(23)
Other, net	(12)	104	(29)

Net cash (used in) provided by investing activities	$(1,650)	$(1,111)	$36

Cash flows from financing activities:
Net change in short-term debt	$(477)	$477	$150
Proceeds from issuance of long-term debt	13	13	272
Cash dividend paid to Nationwide Financial Services, Inc.	(40)	—	—
Investment and universal life insurance product deposits	5,566	5,314	4,540
Investment and universal life insurance product withdrawals	(4,063)	(5,024)	(5,405)
Other, net	39	(34)	9

Net cash provided by (used in) financing activities	$1,038	$746	$(434)

Net increase (decrease) in cash and cash equivalents	$13	$(288)	$288
Cash and cash equivalents, beginning of period	49	337	49

Cash and cash equivalents, end of period	$62	$49	$337

See accompanying notes to consolidated financial statements and Note 2 for disclosure of the change in accounting principle.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC”, or collectively with its subsidiaries, “the Company”) was incorporated in 1929 and is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation (“Nationwide Corp.”), a majority-owned subsidiary of NMIC.

Wholly-owned subsidiaries of NLIC as of December 31, 2012 include Nationwide Life and Annuity Insurance Company (“NLAIC”) and Nationwide Investment Services Corporation (“NISC”). NLAIC primarily offers universal life insurance, variable universal life insurance, term life insurance, corporate-owned life insurance (“COLI”) and individual annuity contracts on a non-participating basis. NISC is a registered broker-dealer.

The Company is a leading provider of long-term savings and retirement products in the United States (“U.S.”). The Company develops and sells a diverse range of products and services including individual annuities, private and public sector group retirement plans, investment products sold to institutions, life insurance and advisory services.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouse and regional firms, pension plan administrators and life insurance specialists. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. (“NRS”) and Nationwide Financial Network (“NFN”) producers, which includes the agency distribution force of the Company’s ultimate parent company, NMIC.

As of December 31, 2012 and 2011, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region of the U.S. in which business is conducted that makes it overly vulnerable to a single event which could cause a severe impact to the Company’s financial position.

(2)	Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest. The consolidated financial statements include majority-owned subsidiaries and consolidated variable interest entities (“VIEs”). All significant intercompany accounts and transactions have been eliminated.

Entities in which NLIC does not have a controlling interest, but the Company has significant influence over the operating and financing decisions and also certain other investments, are reported using the equity method.

Use of Estimates

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of the consolidated financial statements in accordance with GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Significant estimates include the balance and amortization of deferred policy acquisition costs (“DAC”), investment impairment losses, valuation allowances for mortgage loans, certain investment and derivative valuations, future policy benefits and claims including the valuation of embedded derivatives resulting from living benefit guarantees on variable annuity contracts, goodwill, provision for income taxes and valuation of deferred tax assets. Actual results could differ significantly from those estimates.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Revenues and Benefits

Investment and universal life insurance products. Investment products are long duration contracts which are not subject to significant mortality (the relative incidence of death in a given time) or morbidity (the relative incidence of disability resulting from disease or physical impairment) risk. These include individual and group variable and fixed deferred annuities in the accumulation phase and certain annuities without life contingencies. Universal life insurance products include long duration insurance contracts that do not have fixed or guaranteed terms. These include universal life insurance, variable universal life insurance, COLI, bank-owned life insurance (“BOLI”) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, surrender charges and other policy charges earned and assessed against policy account balances during the period. Policy charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Assessments for services provided in future periods are recorded as unearned revenue and recognized as revenue over the periods benefited. Surrender charges are recognized as revenue upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policyholder accounts and benefits and claims incurred in the period in excess of related policyholder accounts.

Traditional life insurance products. Traditional life insurance products include those products with fixed and guaranteed terms, primarily consisting of whole life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are generally recognized as revenue when due. For certain annuities with life contingencies, any excess of gross premium over the net premium is deferred and recognized with the amount of expected future benefits. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Future Policy Benefits and Claims

Investment and universal life insurance products. The Company calculates its liability for future policy benefits and claims for investment products in the accumulation phase and for universal life insurance policies as the policy accrued account balance, which represents participants’ net deposits plus investment performance and interest credited less applicable contract charges.

The Company offers certain universal life insurance, variable universal life insurance and variable annuity products with secondary guarantees, guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”). Liabilities for these guarantees are calculated by multiplying the current benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. The Company regularly evaluates its experience and assumptions and adjusts the benefit ratio as appropriate. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes with a related charge or credit to other benefits and claims in the period of evaluation. Determination of the expected benefit payments and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrenders and mortality experience. The accounting for these guarantees impacts estimated gross profits used to calculate the balance and amortization of DAC, value of business acquired (“VOBA”) and unearned revenue reserves. Refer to Note 4 for discussion of these guarantees.

Guarantees to variable annuity contractholders can include a return of no less than total deposits made on the contract less any customer withdrawals, total deposits made on the contract less any customer withdrawals plus a minimum return, or the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. In addition, these guarantees can include benefits payable in the event of death, upon annuitization, upon periodic withdrawal or at specified dates during the accumulation period. Refer to Note 4 for a discussion of these guarantees.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The Company’s guaranteed minimum accumulation benefit (“GMAB”) and guaranteed living withdrawal benefit (“GLWB”) are living benefit guarantees which represent embedded derivatives in variable annuity contracts that are required to be separated from, and valued apart from, the host variable annuity contracts. The embedded derivatives are carried at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivative incorporate numerous assumptions including, but not limited to, mortality, lapse rates, index volatility, wait period (the number of years the policyholder is assumed to wait prior to beginning withdrawals once eligible), efficiency of benefit utilization (the percent of the maximum permitted withdrawal that a policyholder takes) and non-performance risk (the risk that the liability will not be fulfilled and affects the value at which the liability is transferred). The assumptions used to calculate the fair value of embedded derivatives are reviewed as part of an annual comprehensive study of assumptions during the second quarter. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary.

Traditional life insurance products. The process of calculating reserve amounts for traditional life insurance products involves the use of a number of assumptions, including those related to persistency, mortality, morbidity, interest rates (the rates expected to be paid or received on financial instruments) and certain other expenses.

The liability for future policy benefits and claims for traditional life insurance policies was determined using the net level premium method with weighted average interest rates of 6.6% and estimates of mortality, morbidity, investment yields and persistency that were used or being experienced at the time the policies were issued with a provision for adverse deviation.

The liability for future policy benefits for certain annuities with life contingencies was calculated using the present value of future benefits and certain expenses discounted using weighted average interest rates of 5.6% with a provision for adverse deviation.

Reinsurance ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not discharge the original insurer from its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded generally are reported in the consolidated balance sheets on a gross basis, separately from the related future policy benefits and claims of the Company.

Deferred Policy Acquisition Costs

The Company has deferred certain acquisition costs that are directly related to the successful acquisition of new and renewal insurance and investment contracts. The methods and assumptions used to amortize and assess recoverability of the DAC balance depend on the type of product.

Investment and universal life insurance products. For certain investment and universal life insurance products, DAC is amortized with interest over the lives of the policies in relation to the present value of estimated gross profits, which is determined primarily from projected interest margins, policy charges and net realized investment gains and losses, less policy benefits and other expenses. The DAC asset related to investment and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on available-for-sale securities with the corresponding adjustment recorded in accumulated other comprehensive income (“AOCI”). This adjustment to DAC represents the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. DAC for investments and universal life insurance products is subject to recoverability testing in the year of policy issuance and DAC for universal life insurance products is also subject to loss recognition testing at the end of each reporting period.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The assumptions used in the estimation of gross profits are based on the Company’s current best estimates of future events and are reviewed as part of an annual process during the second quarter. During the annual process, the Company performs a comprehensive study of assumptions, including mortality and persistency studies, maintenance expense studies and an evaluation of projected general and separate account investment returns. The most significant assumptions that are involved in the estimation of future gross profits include future net separate account investment performance, surrender/lapse rates, interest margins, renewal premiums and mortality. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary. The Company uses a reversion to the mean process to determine the assumption for the future net separate account investment performance. This process assumes different performance levels over the next three years such that the separate account mean return measured from the anchor date to the end of the life of the product equals the long-term assumption. The Company’s long-term assumption for net separate account investment performance is approximately 7% growth per year.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or future assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense, which could be significant.

Traditional life insurance. DAC is amortized with interest over the premium-paying period of the related policies in proportion to premium revenue recognized. These assumptions are consistent with those used in the calculation of liabilities for future policy benefits at issuance. DAC is evaluated for recoverability at the time of policy issuance, and loss recognition testing is conducted each reporting period.

Refer to Note 5 for discussion regarding assumption changes impacting DAC amortization and related balances.

Investments

Purchases and sales of securities are recorded on the trade date. Realized gains and losses on sales of available-for-sale securities are recognized in income based on the specific identification method. Interest and dividend income is recognized when earned.

Available-for-sale securities. Available-for-sale securities are reported at fair value, with unrealized holding gains and losses reported as a separate component of other comprehensive income, net of adjustments for DAC and other, future policy benefits and claims, policyholder dividend obligations and deferred federal income taxes.

To determine the fair value of securities for which market quotations are available, independent pricing services are most often utilized. For these securities, the Company obtains the pricing services’ methodologies, inputs and assumptions and classifies the investments accordingly in the fair value hierarchy. As of December 31, 2012 and 2011, 86% and 84%, respectively, of fixed maturity securities were priced using independent pricing services.

A corporate pricing matrix or an internally developed pricing model is used in valuing certain corporate debt securities. The corporate pricing matrix is developed using private spreads for corporate securities with varying weighted average lives and credit quality ratings. The weighted average life and credit quality rating of a particular fixed maturity security to be priced using the corporate pricing matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular security.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Non-binding broker quotes are also utilized to determine the fair value of certain corporate debt, mortgage-backed and other asset-backed securities when quotes are not available from independent pricing services, corporate pricing matrix or internal pricing models. These securities are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers as the brokers often do not provide the necessary transparency into their quotes and methodologies. The Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investments’ fair value at least annually. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

When the collectability of contractual interest payments on fixed maturity securities is considered doubtful, such securities are placed in non-accrual status and any accrued interest is excluded from investment income. These securities are not restored to accrual status until the Company determines that payment of future principal and interest is probable.

For investments in certain residential and commercial mortgage-backed securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

The Company periodically reviews its available-for-sale securities to determine if any decline in fair value to below amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss, reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

In assessing corporate debt securities for other-than-temporary impairment, the Company evaluates the ability of the issuer to meet its debt obligations, the value of the company or specific collateral securing the debt, the Company’s intent to sell the security and whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. The Company evaluates U.S. Treasury securities and obligations of U.S. Government corporations and agencies, obligations of states and political subdivisions, and debt securities issued by foreign governments for other-than-temporary impairment by examining similar characteristics.

When evaluating whether residential mortgage-backed securities, commercial mortgage-backed securities, collateralized debt obligations and other asset-backed securities are other-than-temporarily impaired, the Company examines characteristics of the underlying collateral, such as delinquency and default rates, the quality of the underlying borrower, the type of collateral in the pool, the vintage year of the collateral, subordination levels within the structure of the collateral pool, the quality of any credit guarantors, the Company’s intent to sell the security and whether it is more likely than not it will be required to sell the security before the recovery of its amortized cost basis.

The Company evaluates its intent to sell on an individual security basis. For all debt securities evaluated for other-than-temporary impairment (for which the Company does not have the intent to sell and it is not more likely than not that it will be required to sell the security before the recovery of its amortized cost basis), the Company considers the timing and present value of the cash flows. To the extent that the present value of cash flows generated by a debt security is less than the amortized cost, an other-than-temporary impairment is recognized through earnings.

Other-than-temporary impairment losses on securities (where the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security prior to recovery of the security’s amortized cost basis) are bifurcated with the credit portion of the impairment loss being recognized in earnings and the non-credit loss portion of the impairment and any subsequent changes in the fair value of those debt securities being recognized in other comprehensive income, net of applicable taxes and other offsets.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

It is reasonably possible that further declines in fair values of such investments, or changes in assumptions or estimates of anticipated recoveries and/or cash flows, may cause further other-than-temporary impairments in the near term, which could be significant.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. These mortgage loans are further segregated into the following classes based on the unique risk profiles of the underlying property types: office, warehouse, retail, apartment and other. Mortgage loans are carried at amortized cost less a valuation allowance.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are generally obtained to support loaned amounts as the loans are usually collateral dependent.

The collectability and value of a mortgage loan are based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property.

The Company actively monitors the credit quality of its mortgage loans to support the development of the valuation allowance. This monitoring process includes quantitative analyses which facilitate the identification of deteriorating loans, and qualitative analyses, which consider other factors relevant to the borrowers’ ability to repay. Loans with deteriorating credit fundamentals are identified through special surveillance procedures and are evaluated based on the severity of their deterioration and management’s judgment as to the likelihood of loss.

Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and either the fair value of the collateral or the present value of expected future cash flows discounted at the loan’s market interest rate. Loan-specific impairment reserve charges are recorded in other-than-temporary impairment losses. In the event a loan-specific impairment reserve charge is reversed, the recovery is recorded in other-than-temporary impairment losses.

In addition to the loan-specific reserves, the Company maintains a non-specific reserve based on loan surveillance categories and property type classes, which reflects management’s best estimate of probable credit losses inherent in the portfolio as of the balance sheet date but not yet attributable to specific loans. Management’s periodic evaluation of the adequacy of the non-specific reserve is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Non-specific reserve charges are recorded in net realized investment gains and losses.

Interest income on performing mortgage loans is recognized over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are considered delinquent when contractual payments are 90 days past due.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are carried at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Short-term investments. Short-term investments consist of highly liquid mutual funds and government agency discount notes with maturities of twelve months or less at acquisition. The Company and various affiliates entered into agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company are included in short-term investments on the consolidated balance sheets. The Company carries short-term investments at fair value.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Other investments. Other investments consist primarily of equity method investments in joint ventures and partnerships, customer bank loans, equity securities, capital stock with the Federal Home Loan Bank of Cincinnati (“FHLB”) and trading securities.

Securities lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income on the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total investments of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in either available-for-sale or short-term investments. A securities lending payable is recorded in other liabilities for the amount of cash collateral received. Net income received from securities lending activities is included in net investment income.

Variable interest entities. In the normal course of business, the Company has relationships with VIEs. If the Company determines that it has a variable interest and is the primary beneficiary, it consolidates the VIE. This determination is based on a review of the entity’s contract and other deal related information, such as the entity’s equity investment at risk, decision-making abilities, obligations to absorb economic risks and right to receive economic rewards of the entity. The Company is the primary beneficiary if the Company has the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and the obligation to absorb losses or receive benefits from the entity that could be potentially significant to the VIE.

The majority of the VIEs consolidated by the Company are related to guarantees provided to limited partners related to the amount of tax credits that will be generated by the Low-Income-Housing Tax Credit Funds (“Tax Credit Funds”). The results of operations and financial position of each VIE for which the Company is the primary beneficiary as well as the corresponding noncontrolling interests are recorded in the accompanying consolidated financial statements. Ownership interests held by unrelated third parties in the consolidated VIEs are presented as noncontrolling interests in the equity section of the consolidated financial statements. Income (loss) attributable to noncontrolling interests is excluded from the net income (loss) attributable to NLIC on the consolidated statements of operations.

The Company invests in fixed maturity securities that could qualify as VIEs, including corporate securities, mortgage-backed securities and asset-backed securities. The Company is not the primary beneficiary of these securities as the Company does not have the power to direct the activities that most significantly impact the entities’ performance. The Company’s maximum exposure to loss is limited to the carrying values of these securities. There are no liquidity arrangements, guarantees or other commitments by third parties that affect the fair value of the Company’s interest in these assets. Refer to Note 6 for additional disclosures related to these investments.

The Company is not required, and does not intend, to provide financial or other support outside contractual requirements to any VIE.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks associated with interest rates, equity markets, foreign currency and credit. These derivative instruments primarily include interest rate swaps, futures contracts and options. Certain features embedded in the Company’s investments, indexed products and certain variable annuity contracts require derivative accounting. Refer to the prior discussion of Future Policy Benefits and Claims for a description of the valuation applicable to these products. All derivative instruments are carried at fair value and are reflected as assets or liabilities in the consolidated balance sheets.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Fair value of derivative instruments is determined using various valuation techniques relying predominately on observable market inputs. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels. In cases where observable inputs are not available, the Company will utilize non-binding broker quotes to determine fair value. These instruments are classified with the lowest priority in the fair value hierarchy. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses models to internally value the instruments for comparison to the values received through broker quotes.

For derivatives that are not designated for hedge accounting, the gain or loss on the derivative is primarily recognized in net realized investment gains and losses.

For derivative instruments that are designated and qualify for fair value hedge accounting, the gain or loss on the derivative instrument as well as the hedged item, to the extent of the risk being hedged, are recognized in net realized investment gains and losses.

For derivative instruments that are designated and qualify for cash flow hedge accounting, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into earnings in the same period or periods that the hedged transaction impacts earnings. The ineffective portion of the derivative’s change in value, if any, along with any of the derivative’s change in value that is excluded from the assessment of hedge effectiveness, are recorded in net realized investment gains and losses.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the form of cash and marketable securities.

The Company invests in certain structured securities that contain embedded credit derivatives. These securities are referred to as synthetic collateralized debt obligations and have maturity dates ranging from one to ten years. The credit derivatives embedded in these securities have not been separated from their host contracts for separate fair value reporting; rather, the Company has elected to carry the entire security at fair value with any changes in fair value included in net realized investment gains and losses.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods including market, income and cost approaches.

The Company categorizes its fair value measurements into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The Company categorizes assets and liabilities carried at fair value in the consolidated balance sheets as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments, and/or underlying collateral values.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the period in which the change occurs.

Federal Income Taxes

The Company recognizes deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, net operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded to reduce a deferred tax asset to the amount expected to be realized. Interest expense and any associated penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) are recorded as income tax expense.

The Company provides for federal income taxes based on amounts the Company believes it will ultimately owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the consolidated financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that management believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue.

NLIC files a separate consolidated federal income tax return, with its subsidiaries, and is eligible to join the NMIC consolidated tax return group in 2014.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of less than three months.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Value of Business Acquired

As a result of the acquisition of Provident Mutual Life Insurance Company (“Provident”) in 2002 and the application of purchase accounting, the Company reports an intangible asset representing the fair value of the business in force and the portion of the purchase price that was allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts existing as of the closing date of the Provident acquisition. The value assigned to VOBA was supported by an independent valuation study commissioned by the Company and executed by a team of qualified valuation experts, including actuarial consultants.

VOBA represents the actuarially-determined value of future cash flows for acquired insurance contracts. Expected future cash flows are determined based on projected future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, changes in reserves, operating expenses, investment income and other factors. Amortization of VOBA occurs with interest over the anticipated lives of the major lines of business to which it relates in relation to estimated gross profits, gross margins or premiums, as appropriate. VOBA is adjusted to reflect the impact of unrealized gains and losses on available-for-sale securities with the corresponding adjustment recorded in AOCI. This adjustment to VOBA represents the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. In the event actual experience differs or assumptions are revised, an increase or decrease in VOBA amortization expense is recorded, which could be significant.

Goodwill

In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is evaluated for impairment at the reporting unit level annually. Goodwill of a reporting unit is tested for impairment on an interim basis, in addition to the annual evaluation if an event occurs or circumstances change which would more likely than not reduce the fair value of a reporting unit below its carrying amount. If a reporting unit’s fair value is less than its carrying value, the Company will perform an impairment evaluation. This evaluation utilizes an income approach to develop the implied fair value. An impairment is recognized on a reporting unit for the amount that the carrying value of its goodwill exceeds the implied fair value of its goodwill.

The process of evaluating goodwill for impairment requires several judgments and assumptions to be made to determine the fair value of the reporting units, including the method used to determine fair value, discount rates, expected levels of cash flows, revenues and earnings, and the selection of comparable companies used to develop market-based assumptions. The Company performed its 2012 annual impairment test and determined that no impairment was required.

Closed Block

In connection with the sponsored demutualization of Provident prior to its acquisition by the Company, Provident established a closed block for the benefit of certain classes of individual participating policies that had a dividend scale payable in 2001. Assets were allocated to the closed block in an amount that produces cash flows which, together with anticipated revenues from closed block business, is reasonably expected to be sufficient to provide for (1) payment of policy benefits, specified expenses and taxes, and (2) the continuation of dividends throughout the life of the Provident policies included in the closed block based upon the dividend scales payable for 2001, if the experience underlying such dividend scales continues.

Assets allocated to the closed block benefit only the holders of the policies included in the closed block and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without the approval of the Pennsylvania Insurance Department and Ohio Department of Insurance (“ODI”). The closed block will remain in effect as long as any policy in the closed block is in force.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will increase. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from the Company’s assets outside of the closed block, which are general account assets.

The assets and liabilities allocated to the closed block are recorded in the Company’s consolidated financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date Provident was acquired by the Company represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income, for the benefit of stockholders, over the period the policies in the closed block remain in force.

If actual cumulative earnings exceed expected cumulative earnings, the expected earnings are recognized in income. This is because the excess actual cumulative earnings over expected cumulative earnings, which represents undistributed accumulated earnings attributable to policyholders, is recorded as a policyholder dividend obligation. Therefore, the excess will be paid to closed block policyholders as an additional policyholder dividend expense in the future unless it is otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized gains and losses on investments held outside of the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of VOBA. See Note 10 for further disclosure.

Separate Accounts

Separate account assets and liabilities represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. In the separate account, investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. Separate account assets are primarily comprised of public, privately registered and non-registered mutual funds. Separate account assets are recorded at fair value based on the methodology that would be applicable to the underlying assets. The value of separate account liabilities is set to equal the fair value for separate account assets.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 5% of the Company’s life insurance in force in 2012 (5% in 2011 and 2010), 40% of the number of life insurance policies in force in 2012 (42% in 2011 and 45% in 2010). The provision for policyholder dividends was based on then current dividend scales and has been included in future policy benefits and claims in the consolidated balance sheets.

Change in Accounting Principle

In October 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-26, which amends FASB Accounting Standards Codification (“ASC”) 944, Financial Services – Insurance. The amended guidance modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal insurance and investment contracts. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the successful acquisition of new or renewal insurance and investment contracts. The methods and assumptions used to amortize and assess recoverability of DAC were not impacted as a result of adopting this guidance. The Company adopted this guidance retrospectively, effective January 1, 2012, which resulted in a reduction to total equity of $569 million, net of taxes, as of December 31, 2009.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The Company adjusted the presentation of its consolidated financial statements and accompanying notes for all periods presented, to reflect the retrospective adoption of this change in accounting principle.

The following tables summarize the impact of the retrospective change in accounting principle on the consolidated statements of operations for the periods indicated:

	Year ended December 31, 2011
(in millions)	As Originally Reported	As Adjusted	Effect of Change
Amortization of deferred policy acquisition costs	$76	$65	$11
Other expenses, net of deferrals	$620	$760	$(140)
Federal income tax benefit	$(382)	$(427)	$45
Net loss attributable to Nationwide Life Insurance Company	$(282)	$(366)	$(84)

	Year ended December 31, 2010
(in millions)	As Originally Reported	As Adjusted	Effect of Change
Amortization of deferred policy acquisition costs	$396	$299	$97
Other expenses, net of deferrals	$592	$722	$(130)
Federal income tax expense	$24	$12	$12
Net income attributable to Nationwide Life Insurance Company	$240	$219	$(21)

The following table summarizes the impact of the retrospective change in accounting principle on the consolidated balance sheet as of the date indicated:

	December 31, 2011
(in millions)	As Originally Reported	As Adjusted	Effect of Change
Deferred policy acquisition costs	$4,425	$3,487	$(938)
Other assets[1]	$4,348	$4,590	$242
Other liabilities[1]	$4,316	$4,230	$(86)
Retained earnings	$3,459	$2,789	$(670)
Accumulated other comprehensive income[2]	$626	$686	$60

[1]	Change relates to the Company’s net deferred tax liability position moving to a net deferred tax asset on the consolidated balance sheets.
[2]	Represents the adjustments to DAC related to unrealized gains and losses on securities available-for-sale.

Subsequent Events

The Company evaluated subsequent events through March 1, 2013, the date the consolidated financial statements were issued.

(3)	Recently Issued Accounting Standards

Adopted Accounting Standards

On January 1, 2012, the Company adopted ASU 2011-04, which amends existing guidance in ASC 820, Fair Value Measurements and Disclosures. The guidance in this ASU clarifies existing fair value measurement guidance and expands disclosures primarily related to Level 3 fair value measurements. The adoption of this guidance resulted in increased disclosures only and had no impact on the Company’s consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

On January 1, 2012, the Company adopted ASU 2011-05, which amends existing guidance in ASC 220, Comprehensive Income. The amended guidance requires reporting entities to present net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive, statements of net income and other comprehensive income. The Company elected two separate but consecutive statements of operations and comprehensive income and adopted ASU 2011-05 retrospectively.

On December 31, 2010, the Company adopted new disclosure requirements regarding the credit quality of its financing receivables (e.g., commercial mortgage loans) and the related allowance for credit losses within ASU 2010-20, which amends FASB ASC 310, Receivables. The adoption of this guidance resulted in increased disclosures only and had no impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted ASU 2010-06, except for the new disclosure providing disaggregated information related to the activity in Level 3 fair value measurements, which the Company adopted effective January 1, 2011.

On July 1, 2010, the Company adopted ASU 2010-11, which clarifies the guidance and application of the scope exception for embedded credit derivatives contained within FASB ASC 815-15, Embedded Derivatives. This scope exception allows for embedded credit derivative features related only to the transfer of credit risk in the form of subordination of one financial instrument to another to not be subject to potential bifurcation and separate accounting. The guidance also allowed companies to irrevocably elect to apply the fair value option to any investment in a beneficial interest in securitized financial assets. The Company recorded an impact of adoption of $9 million, net of taxes, as a decrease to retained earnings with a corresponding increase to accumulated other comprehensive income on the consolidated statements of equity.

On January 1, 2010, the Company adopted guidance under FASB ASC 810, Consolidation, resulting in an increase to noncontrolling interest of $46 million on the consolidated statements of equity. This guidance changes the consolidation guidance applicable to a VIE. It also amends the guidance governing the determination of whether an entity is the VIE’s primary beneficiary (the reporting entity that must consolidate the VIE) by requiring a qualitative analysis rather than a quantitative analysis.

Pending Accounting Standards

In December 2011, the FASB issued ASU 2011-11, which expands the disclosure requirements within ASC 210-10, Balance Sheet – Offsetting. The new disclosures require improved information about certain financial instruments and derivatives that are either offset in accordance with GAAP or subject to enforceable master offsetting arrangements irrespective of GAAP. In January 2013, the FASB issued ASU 2013-01, which clarifies the scope of these disclosures. The Company will adopt both ASUs retrospectively for interim and annual periods beginning January 1, 2013. The adoption of this guidance will result in increased disclosures only and will have no impact on the Company’s consolidated financial statements.

In February 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which amends FASB ASC 220, Comprehensive Income. The amended guidance requires entities to provide information about the amounts reclassified out of accumulated other comprehensive income by significant component. For significant amounts reclassified into net income in their entirety in the same reporting period, the amended guidance also requires entities to present or disclose the effect of these reclassifications on line items of net income. The amendments are effective prospectively for the Company’s annual and interim periods beginning January 1, 2013. The adoption of this guidance will result in increased disclosure and may impact the presentation of the Company’s consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

(4)	Certain Long-Duration Contracts

Variable Annuity Contracts

The Company issues variable annuity contracts through its separate accounts. Contractholder assets are invested in general and separate account investment options as directed by the contractholder. The Company also provides various forms of guarantees to benefit the related contractholders. The Company provides five primary guarantee types: (1) GMDB; (2) GMIB; (3) GMAB; (4) GLWB; and (5) a hybrid guarantee with GMAB and GLWB.

The GMDB, offered on every variable annuity contract, provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it by having the death benefit paid into the contract and having a second death benefit paid upon the survivor’s death.

The GMAB, which was offered in the Company’s Capital Preservation Plus product, is a living benefit that provides the contractholder with a guaranteed return of deposits, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years) selected by the contractholder at the issuance of the variable annuity contract. In some cases, the contractholder also has the option, after a specified time period, to drop the guarantee and continue the variable annuity contract without the GMAB. In general, the GMAB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy.

The GLWB, offered in the Company’s Lifetime Income product, is a living benefit that provides for enhanced retirement income security without the liquidity loss associated with annuitization. The withdrawal rates vary based on the age when withdrawals begin and are applied to a benefit base to determine the guaranteed lifetime income amount available to a contractholder. The benefit base is equal to the variable annuity premium at contract issuance and may increase as a result of a feature driven by account performance and policy duration. Lifetime Income is the only living benefit guarantee offered on new variable annuity contract sales.

The GMIB, which was offered with several variable annuity contracts, is a living benefit that provides the contractholder with a guaranteed annuitization stream of income.

The following table summarizes information regarding variable annuity contracts with guarantees invested in general and separate accounts, as of the dates indicated (a contract may contain multiple guarantees):

	December 31, 2012				December 31, 2011
(in millions)	General account value	Separate account value	Net amount at risk[1]	Average age[2]	General account value	Separate account value	Net amount at risk[1]	Average age[2]
GMDB:
Return of net deposits	$836	$14,963	$24	64	$999	$11,749	$175	63
Minimum return or anniversary contract value	2,048	29,787	561	68	2,233	28,754	1,882	67

Total GMDB	$2,884	$44,750	$585	66	$3,232	$40,503	$2,057	66

GMAB Return of net deposits	$165	$3,230	$12	64	$342	$4,138	$149	65
GLWB Minimum return or anniversary contract value	$128	$22,031	$613	65	$380	$17,533	$573	65
GMIB Minimum return or anniversary contract value	$49	$514	$1	65	$50	$556	$1	65

[1]	Net amount at risk is calculated on a policy-level basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit).
[2]	Represents the weighted average attained age of contractholders.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table summarizes the reserve balances for variable annuity contracts with guarantees, as of the dates indicated:

(in millions)	December 31, 2012	December 31, 2011
GLWB	$600	$1,624
GMAB	$57	$218
GMDB	$65	$80
GMIB	$2	$3

Paid claims for GMDBs were $30 million and $40 million for the years ended December 31, 2012 and 2011, respectively.

Paid claims for GLWBs, GMABs and GMIBs were immaterial for the years ended December 31, 2012 and 2011.

The following table summarizes account balances of deferred variable annuity contracts with guarantees invested in separate accounts, as of the dates indicated:

(in millions)	December 31, 2012	December 31, 2011
Mutual funds:
Bond	$5,634	$5,117
Domestic equity	35,277	31,618
International equity	2,614	2,447

Total mutual funds	$43,525	$39,182
Money market funds	1,225	1,321

Total[1]	$44,750	$40,503

[1]

Excludes $26.7 billion and $24.7 billion as of December 31, 2012 and 2011, respectively, of separate account assets not related to deferred variable annuity contracts with guarantees and are primarily attributable to retirement plan, variable universal life and COLI products.

The Company did not transfer any assets from the general account to the separate account to cover guarantees for any of its variable annuity contracts during the years ended December 31, 2012 and 2011.

Universal and Variable Universal Life Insurance Contracts

The Company offers certain universal life and variable universal life insurance products with secondary guarantees. This no -lapse guarantee provides that a policy will not lapse so long as the policyholder makes minimum premium payments. The reserve balances on these guarantees were $216 million and $162 million as of December 31, 2012 and 2011, respectively. Paid claims on contracts maintained in force by these guarantees were immaterial for the years ended December 31, 2012 and 2011.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table summarizes information regarding universal and variable universal life insurance contracts with no-lapse guarantees invested in general and separate accounts, as of the dates indicated:

(in millions)	General account value	Separate account value	Adjusted insurance in force[1]	Average age[2]
December 31, 2012	$992	$328	$12,321	56
December 31, 2011	$843	$311	$9,777	58

[1]

The adjusted insurance in force is calculated on a policy-level basis and equals the respective guaranteed death benefit less the account value (or zero if the account value exceeds the guaranteed benefit).

[2]	Represents the weighted average attained age of contractholders.

(5)	Deferred Policy Acquisition Costs and Value of Business Acquired

Deferred Policy Acquisition Costs

The following table summarizes changes in the DAC balance, for the years ended:

(in millions)	December 31, 2012	December 31, 2011[1]	December 31, 2010[1]
Balance at beginning of year	$3,487	$3,125	$3,107
Capitalization of DAC	470	604	501
Amortization of DAC, excluding unlocks	(525)	(200)	(290)
Amortization of DAC related to unlocks	(50)	135	(9)
Adjustments to DAC related to unrealized gains and losses on securities available-for-sale	(133)	(177)	(184)

Balance at end of year	$3,249	$3,487	$3,125

[1]	The balances reflect a change in accounting principle, as described in Note 2.

During 2012, the Company incurred additional DAC amortization of $50 million related to the financial services operations as a result of the annual comprehensive review of model assumptions, as well as a deviation from equity market performance as compared to assumed net separate account returns. The updated assumptions were primarily related to actual gross profits and the in force block of business deviating from expectations, renewal premiums, general account margins and lapses.

During 2011, the Company recognized a reduction in DAC amortization of $135 million related to the financial services operations as a result of the annual comprehensive review of model assumptions. The updated assumptions related to interest spread, mortality, maintenance expense and market performance assumptions. The 2011 reduction in DAC amortization reflects the impact of the retrospective change in accounting principle described in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Value of Business Acquired

The following table summarizes changes in the VOBA balance for the years ended:

(in millions)	December 31, 2012	December 31, 2011	December 31, 2010
Balance at beginning of year	$238	$259	$277
Amortization of VOBA, excluding unlocks	(22)	(29)	(33)
Amortization of VOBA related to unlocks	8	16	13
Net realized gains on investments	2	2	1
Adjustments to VOBA related to unrealized gains and losses on securities available-for-sale	(2)	(10)	1

Balance at end of year	$224	$238	$259

Interest on the unamortized VOBA balance (at interest rates ranging from 4.50% to 7.56%) is included in amortization and was $16 million, $17 million and $18 million during the years ended December 31, 2012, 2011 and 2010, respectively. Additionally, the VOBA gross carrying amount was $583 million and $585 million and accumulated amortization was $359 million and $347 million as of December 31, 2012 and 2011, respectively. The initial useful life related to the VOBA balances is 28 years.

Based on current assumptions, which are subject to change, the following table summarizes estimated amortization of VOBA for the next five years ended December 31:

(in millions)	VOBA
2013	$20
2014	$16
2015	$15
2016	$14
2017	$13

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

(6)	Investments

Available-for-Sale Securities

The following table summarizes amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities, as of the dates indicated:

(in millions)	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
December 31, 2012
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$476	$121	$—	$597
Obligations of states and political subdivisions	1,722	281	1	2,002
Debt securities issued by foreign governments	98	20	—	118
Corporate public securities	16,152	1,891	33	18,010
Corporate private securities	4,216	392	19	4,589
Residential mortgage-backed securities	4,506	267	106	4,667
Commercial mortgage-backed securities	1,219	133	15	1,337
Collateralized debt obligations	393	28	86	335
Other asset-backed securities	140	17	1	156

Total fixed maturity securities	$28,922	$3,150	$261	$31,811
Equity securities	15	5	—	20

Total available-for-sale securities	$28,937	$3,155	$261	$31,831

December 31, 2011
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$506	$124	$—	$630
Obligations of states and political subdivisions	1,501	177	—	1,678
Debt securities issued by foreign governments	102	18	—	120
Corporate public securities	14,132	1,336	111	15,357
Corporate private securities	3,998	327	27	4,298
Residential mortgage-backed securities	5,280	255	311	5,224
Commercial mortgage-backed securities	1,347	64	32	1,379
Collateralized debt obligations	410	17	125	302
Other asset-backed securities	201	16	4	213

Total fixed maturity securities	$27,477	$2,334	$610	$29,201
Equity securities	19	2	1	20

Total available-for-sale securities	$27,496	$2,336	$611	$29,221

The fair value of the Company’s investments may fluctuate significantly in response to changes in interest rates, investment quality ratings and credit spreads. The Company has the ability and intent to hold equity securities until recovery. The Company does not have the intent to sell, nor is it more likely than not it will be required to sell debt securities in an unrealized loss position. Investment losses, however, may be realized to the extent liquidity needs require the disposition of securities in unfavorable interest rate, liquidity or credit spread environments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table summarizes the amortized cost and fair value of fixed maturity securities, by maturity, as of December 31, 2012. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

(in millions)	Amortized cost	Fair value
Fixed maturity securities:
Due in one year or less	$1,394	$1,433
Due after one year through five years	7,316	7,993
Due after five years through ten years	8,295	9,283
Due after ten years	5,659	6,607

Subtotal	$22,664	$25,316
Residential mortgage-backed securities	4,506	4,667
Commercial mortgage-backed securities	1,219	1,337
Collateralized debt obligations	393	335
Other asset-backed securities	140	156

Total fixed maturity securities	$28,922	$31,811

The following table summarizes components of net unrealized gains and losses, as of the dates indicated:

(in millions)	December 31, 2012	December 31, 2011
Net unrealized gains on available-for-sale securities, before adjustments, taxes and fair value hedging	$2,894	$1,725
Change in fair value attributable to fixed maturity securities designated in fair value hedging relationships	(4)	(8)

Net unrealized gains on available-for-sale securities, before adjustments and taxes	$2,890	$1,717
Adjustment to DAC and VOBA[1]	(482)	(347)
Adjustment to future policy benefits and claims	(295)	(183)
Adjustment to policyholder dividend obligation	(177)	(132)
Deferred federal income tax expense	(672)	(362)

Net unrealized gains on available-for-sale securities	$1,264	$693

[1]	The 2011 balance reflects a change in accounting principle, as described in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table summarizes the change in net unrealized gains and losses reported in accumulated other comprehensive income, for the years ended:

(in millions)	December 31, 2012	December 31, 2011
Balance at beginning of year	$693	$376
Unrealized gains and losses arising during the period:
Net unrealized gains on available-for-sale securities before adjustments	990	896
Non-credit impairments and subsequent changes in fair value of those debt securities[1]	178	(11)
Net adjustments to DAC and VOBA[2]	(135)	(187)
Net adjustment to future policy benefits and claims	(112)	(210)
Net adjustment to policyholder dividend obligation	(45)	(42)
Related federal income tax expense	(308)	(147)

Change in unrealized gains on available-for-sale securities	$568	$299

Reclassification adjustment for net losses realized on available-for-sale securities, net of tax benefit ($2 and $10 as of December 31, 2012 and 2011, respectively)	(3)	(18)

Change in net unrealized gains on available-for-sale securities	$571	$317

Balance at end of year	$1,264	$693

[1]	The non-credit portion of other-than-temporary impairments was $(48) million and $(226) million as of December 31, 2012 and 2011, respectively.
[2]	The 2011 balance reflects a change in accounting principle, as described in Note 2.

The following table summarizes available-for-sale securities, by asset class, in a gross unrealized loss position based on the amount of time each type of security has been in an unrealized loss position, as well as the related fair value and number of securities, as of the dates indicated:

	Less than or equal to one year			More than one year			Total
(in millions, except number of securities)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
December 31, 2012
Fixed maturity securities:
Corporate public securities	$710	$11	68	$150	$22	10	$860	$33	78
Residential mortgage-backed securities	89	2	12	1,029	104	190	1,118	106	202
Collateralized debt obligations	27	1	5	151	85	36	178	86	41
Other asset-backed securities	326	4	23	296	32	46	622	36	69

Total	$1,152	$18	108	$1,626	$243	282	$2,778	$261	390

December 31, 2011
Fixed maturity securities:
Corporate public securities	$1,460	$62	150	$309	$49	54	$1,769	$111	204
Residential mortgage-backed securities	278	9	52	1,339	302	240	1,617	311	292
Collateralized debt obligations	78	2	10	137	123	39	215	125	49
Other asset-backed securities	501	15	54	357	48	53	858	63	107

Total fixed maturity securities	$2,317	$88	266	$2,142	$522	386	$4,459	$610	652
Equity securities	7	1	10	—	—	31	7	1	41

Total	$2,324	$89	276	$2,142	$522	417	$4,466	$611	693

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table summarizes gross unrealized losses based on the ratio of fair value to amortized cost, for available-for-sale securities in an unrealized loss position, as of the dates indicated:

	December 31, 2012			December 31, 2011
(in millions)	Less than or equal to one year	More than one year	Total	Less than or equal to one year	More than one year	Total
99.9% - 80.0%	$18	$85	$103	$83	$158	$241
Less than 80.0%
Residential mortgage-backed securities	—	50	50	—	191	191
Collateralized debt obligations	—	72	72	1	121	122
Other	—	36	36	5	52	57

Total	$18	$243	$261	$89	$522	$611

Residential mortgage-backed securities are assessed for impairment using default estimates based on loan level data, where available. Where loan level data is not available, a proxy based on collateral characteristics is used. The impairment assessment considers loss severity as a function of multiple factors, including unpaid balance, interest rate, mortgage insurance ratios, assessed property value at origination, change in property value, loan-to-value (“LTV”) ratio at origination and prepayment speeds. Cash flows generated by the collateral are then utilized, along with consideration for the issue’s position in the overall structure, to determine cash flows associated with the security.

Collateralized debt obligations are assessed for impairment using expected cash flows based on various inputs including default estimates based on the underlying corporate securities, historical and forecasted loss severities or other market inputs when recovery estimates are not feasible. When the collateral is regional bank and insurance company trust preferred securities, default estimates used to estimate cash flows are based on U.S. Bank Rating service data and broker research.

The Company believes the unrealized losses on these available-for-sale securities do not represent other-than-temporary impairments as the Company does not intend to sell the securities, it is not more likely than not that the Company will be required to sell the securities before recovery of their amortized cost basis or the present value of estimated cash flows is equal to or greater than the amortized cost basis of the securities. These unrealized losses represent temporary fluctuations in non-credit factors that are not indicative of other-than-temporary impairment.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans by method of evaluation for credit loss, and the related valuation allowances by type of credit loss, as of the dates indicated:

(in millions)	December 31, 2012	December 31, 2011
Amortized cost:
Loans with non-specific reserves	$5,820	$5,672
Loans with specific reserves	51	136

Total amortized cost	$5,871	$5,808
Valuation allowance:
Non-specific reserves	$33	$33
Specific reserves	11	27

Total valuation allowance	$44	$60

Mortgage loans, net of allowance	$5,827	$5,748

The following table summarizes activity in the valuation allowance for mortgage loans, for the years ended:

(in millions)	December 31, 2012	December 31, 2011
Balance at beginning of year	$60	$96
Current period provision	1	25
Recoveries[1]	(15)	(7)
Charge offs and other	(2)	(54)

Balance at end of year	$44	$60

[1]	Includes recoveries on sales and increases in the valuations of loans with specific reserves.

The following table summarizes impaired mortgage loans by class, for the years ended:

(in millions)	Office	Warehouse	Retail	Apartment	Other	Total
December 31, 2012
Amortized cost	$13	$26	$12	$—	$—	$51
Specific reserves	(2)	(7)	(2)	—	—	$(11)

Carrying value of impaired mortgage loans, net of allowance	$11	$19	$10	$—	$—	$40

December 31, 2011
Amortized cost	$8	$31	$20	$—	$77	$136
Specific reserves	(1)	(9)	(8)	—	(9)	(27)

Carrying value of impaired mortgage loans, net of allowance	$7	$22	$12	$—	$68	$109

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table summarizes average recorded investment and interest income recognized for impaired mortgage loans by class, for the years ended:

(in millions)	Office	Warehouse	Retail	Apartment	Other	Total
December 31, 2012
Average recorded investment	$9	$20	$11	$—	$34	$74
Interest income recognized	$1	$2	$1	$—	$6	$10
December 31, 2011
Average recorded investment	$7	$33	$23	$10	$91	$164
Interest income recognized	$1	$5	$3	$—	$8	$17

As of December 31, 2012 and 2011, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio. The Company had no mortgage loans 90 days or more past due and still accruing interest.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, LTV and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. This process identifies mortgage loans representing the lowest risk profile and lowest potential for loss and those representing the highest risk profile and highest potential for loss. These factors are updated and evaluated at least annually.

The following table summarizes the LTV ratio and DSC ratios of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio				DSC ratio
(in millions)	Less than 80%	80% - less than 90%	90% or greater	Total	Greater than 1.10	1.00-1.10	Less than 1.00	Total
December 31, 2012:
Apartment	$1,119	$129	$62	$1,310	$1,303	$5	$2	$1,310
Warehouse	922	76	162	1,160	951	121	88	1,160
Office	776	55	42	873	783	16	74	873
Retail	1,940	250	86	2,276	2,139	92	45	2,276
Other	189	57	6	252	252	—	—	252

Total	$4,946	$567	$358	$5,871	$5,428	$234	$209	$5,871

Weighted-average DSC ratio	1.74	1.27	1.07	1.65	n/a	n/a	n/a	n/a

Weighted-average LTV ratio	n/a	n/a	n/a	n/a	66%	76%	96%	68%

December 31, 2011:
Apartment	$805	$245	$89	$1,139	$1,112	$23	$4	$1,139
Warehouse	1,015	123	149	1,287	1,153	53	81	1,287
Office	595	104	76	775	656	69	50	775
Retail	1,878	220	147	2,245	2,074	104	67	2,245
Other	172	63	127	362	284	11	67	362

Total	$4,465	$755	$588	$5,808	$5,279	$260	$269	$5,808

Weighted-average DSC ratio	1.77	1.29	1.15	1.64	n/a	n/a	n/a	n/a

Weighted-average LTV ratio	n/a	n/a	n/a	n/a	68%	81%	89%	69%

While the loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio for the dates indicated based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Securities Lending

The fair value of loaned securities was $130 million and $103 million as of December 31, 2012 and 2011, respectively. The Company received $133 million and $105 million of cash collateral on securities lending as of December 31, 2012 and 2011, respectively. The Company did not receive any non-cash collateral on securities lending as of the balance sheet dates.

Assets on Deposit and Pledged as Collateral

Available-for-sale securities with a carrying value of $9 million and $8 million were on deposit with various regulatory agencies as required by law as of December 31, 2012 and 2011, respectively. Additionally, available-for-sale securities with a carrying value of $73 million were pledged as collateral to secure recoveries under reinsurance contracts and other financing agreements as of December 31, 2012. The Company had no amount pledged as collateral as of December 31, 2011. These securities primarily are included in fixed maturity securities in the consolidated balance sheets.

Tax Credit Funds

The Company has sold $859 million and $796 million in Tax Credit Funds to unrelated third parties as of December 31, 2012 and 2011, respectively. The Company has guaranteed cumulative after-tax yields to the third party investors ranging from 1.00% to 7.75% through periods ending in 2027. The Company held immaterial reserves on these transactions as of December 31, 2012 and 2011. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $288 million. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments and (3) the Company oversees the asset management of the deals. The Company does not anticipate making any material payments related to the guarantees.

Consolidated VIEs

The Company has relationships with VIEs where the Company is the primary beneficiary. Net assets of all consolidated VIEs totaled $347 million and $345 million as of December 31, 2012 and 2011, respectively, which was composed primarily of other long-term investments of $348 million and $310 million as of December 31, 2012 and 2011, respectively. The Company’s general credit is not exposed to the creditors or beneficial interest holders of these consolidated VIEs.

During 2010, two Tax Credit Funds were consolidated as a result of the adoption of guidance under FASB ASC 810, Consolidation. Previously, the Company was not deemed the primary beneficiary. As the managing member of the Tax Credit funds, the Company has the power to direct the activities that most significantly impact the economic power of the entities and consolidated the funds. The impact of consolidation was an increase to noncontrolling interest of $46 million.

Unconsolidated VIEs

In addition to the consolidated VIEs described above, the Company holds investments in VIEs where the Company is not the primary beneficiary, which are primarily investments in Tax Credit Funds without guarantees to limited partners. The carrying value of these investments was $222 million and $220 million as of December 31, 2012 and 2011, respectively. In addition, the Company has made commitments for further investments in these VIEs of $66 million and $131 million as of December 31, 2012 and 2011, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

(in millions)	December 31, 2012	December 31, 2011	December 31, 2010
Fixed maturity securities, available-for-sale	$1,506	$1,502	$1,474
Mortgage loans	366	370	396
Policy loans	53	56	55
Other	(45)	(34)	(41)

Gross investment income	$1,880	$1,894	$1,884

Investment expenses	55	50	59

Net investment income	$1,825	$1,844	$1,825

Net Realized Investment Gains and Losses

The following table summarizes net realized investment gains and losses, by source, for the years ended:

(in millions)	December 31, 2012	December 31, 2011	December 31, 2010
Net derivative gains (losses)	$314	$(1,636)	$(385)
Realized gains on sales	48	64	176
Realized losses on sales	(23)	(45)	(43)
Other	11	8	16

Net realized investment gains (losses)	$350	$(1,609)	$(236)

Proceeds from the sale of available-for-sale securities were $796 million, $1.6 billion and $2.2 billion during the years ended December 31, 2012, 2011 and 2010, respectively. Gross gains of $47 million, $50 million and $172 million and gross losses of $20 million, $39 million and $17 million were realized on sales of available-for-sale securities during the years ended December 31, 2012, 2011 and 2010, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Other-Than-Temporary Impairment Losses

The following table summarizes other-than-temporary impairments, for the years ended:

(in millions)	Total	Included in other comprehensive income	Net
December 31, 2012
Fixed maturity securities	$68	$(36)	$32
Mortgage loans	(14)	—	(14)
Other	13	—	13

Other-than-temporary impairment losses	$67	$(36)	$31

December 31, 2011
Fixed maturity securities	$135	$(95)	$40
Mortgage loans	25	—	25
Other	2	—	2

Other-than-temporary impairment losses	$162	$(95)	$67

December 31, 2010
Fixed maturity securities	$330	$(174)	$156
Equity securities	5	—	5
Mortgage loans	59	—	59

Other-than-temporary impairment losses	$394	$(174)	$220

The following table summarizes cumulative credit losses, for the years ended:

(in millions)	December 31, 2012	December 31, 2011	December 31, 2010
Cumulative credit loss at beginning of year[1]	$328	$340	$417
New credit losses	18	8	31
Incremental credit losses	10	29	116
Losses related to securities included in the beginning balance sold or paid down during the period	(67)	(49)	(202)
Losses related to securities included in the beginning balance for which there was a change in intent	—	—	(22)

Cumulative credit loss at end of year[1]	$289	$328	$340

[1]

Cumulative credit losses are defined as the amounts related to the Company’s credit portion of the other-than-temporary impairment losses on debt securities that the Company does not intend to sell and it is not more likely than not the Company will be required to sell the security prior to recovery of the amortized cost basis.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

(7)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. The Company uses interest rate contracts, primarily interest rate swaps, to reduce or alter interest rate exposure arising from mismatches between assets and liabilities. In the case of interest rate swaps, the Company enters into a contractual agreement with a counterparty to exchange, at specified intervals, the difference between fixed and variable rates of interest, calculated on a reference notional amount.

Interest rate swaps are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate swaps are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa. The Company also enters into interest rate swap transactions which are structured to provide a hedge against the negative impact of higher interest rates on the Company’s capital position.

Equity market and interest rate risk management. The Company has a variety of variable annuity products with guaranteed benefit features. These products and related obligations expose the Company to various market risks, primarily equity and interest rate risk. Adverse changes in the equity markets or interest rate movements expose the Company to significant volatility. To mitigate these risks and hedge the guaranteed benefit obligations, the Company enters into a variety of derivatives including interest rate swaps, equity index futures, options and total return swaps.

Foreign currency risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. To mitigate this risk, the Company uses cross-currency swaps and futures. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument generally offsets the changes in the functional-currency equivalent cash flows of the hedged item.

Credit risk management. The Company enters into credit derivative contracts, primarily credit default swaps, under which the Company buys and sells credit default protection on specific corporate creditors. These derivatives allow the Company to manage or modify its credit risk profile in general or its credit exposure to specific creditors.

Derivatives Qualifying for Hedge Accounting

The Company uses derivative instruments that are designated and qualify as fair value hedges in various financial transactions as follows:

•	interest rate swaps are used to hedge certain fixed rate investments such as mortgage loans and certain fixed maturity securities and

•	cross-currency swaps are used to hedge foreign currency-denominated fixed maturity securities.

The Company uses derivative instruments that are designated and qualify as cash flow hedges in various financial transactions as follows:

•	interest rate swaps are used to hedge cash flows from variable rate investments such as mortgage loans and certain fixed maturity securities and to hedge payments of certain liabilities and

•	cross-currency swaps are used to hedge interest payments and principal payments on foreign currency-denominated financial instruments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Derivatives Not Qualifying for Hedge Accounting

The Company uses derivatives not qualifying for hedge accounting in various financial transactions as follows:

•	futures, options, interest rate swaps and total return swaps are used to economically hedge certain guaranteed benefit obligations included in variable annuity products,

•	interest rate swaps, futures and options are used to economically hedge portfolio duration and other interest rate risks to which the Company is exposed,

•	cross-currency swaps and futures are used to economically hedge foreign currency-denominated assets and liabilities and

•	credit default swaps are used to either buy or sell credit protection on a specific creditor.

Credit Risk Associated with Derivatives Transactions

The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. In addition, the impact the Company’s exposure to credit risk could have on the effectiveness of the Company’s hedging relationships is considered. As of December 31, 2012 and 2011, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

The following table summarizes the fair value and related notional amounts of derivative instruments, as of the dates indicated:

	Derivative assets		Derivative liabilities
(in millions)	Fair value	Notional	Fair value	Notional
December 31, 2012
Derivatives designated and qualifying as hedging instruments	$4	$79	$21	$192
Derivatives not designated as hedging instruments:
Interest rate contracts	$1,960	$21,216	$2,065	$23,746
Equity contracts	822	7,445	—	—
Total Return Swaps	4	1,513	32	1,551
Other derivative contracts	—	10	5	17

Total derivative positions[1]	$2,790	$30,263	$2,123	$25,506

December 31, 2011
Derivatives designated and qualifying as hedging instruments	$11	$145	$29	$310
Derivatives not designated as hedging instruments:
Interest rate contracts	$2,182	$21,732	$2,142	$20,955
Equity contracts	1,004	7,162	—	—
Total Return Swaps	10	892	37	2,409
Other derivative contracts	1	13	7	17

Total derivative positions[1]	$3,208	$29,944	$2,215	$23,691

[1]	Derivative assets and liabilities are included in other assets and other liabilities, respectively, in the consolidated balance sheets.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The Company’s derivative positions, primarily offset by master netting agreements and collateral received from or posted with counterparties, resulted in immaterial net uncollateralized derivative asset and liability positions as of December 31, 2012 and 2011. As of December 31, 2012 and 2011, the Company held cash collateral from derivative counterparties of $798 million and $1.0 billion, respectively. The Company did not hold securities as off-balance sheet collateral as of December 31, 2012 and 2011. As of December 31, 2012 and 2011, the Company had posted cash collateral of $228 million and $223 million, respectively, and pledged securities with a fair value of $148 million and $152 million, respectively, with derivative counterparties.

The fair value of embedded derivatives on life and annuity programs was $748 million and $1.9 billion as of December 31, 2012 and 2011, respectively, which is included in future policy benefits and claims in the consolidated balance sheets.

The following table summarizes gains and losses for derivative instruments recognized in net realized investment gains and losses in the consolidated statements of operations, for the years ended:

(in millions)	December 31, 2012	December 31, 2011	December 31, 2010
Derivatives designated and qualifying as hedging instruments	$(1)	$(4)	$(9)
Derivatives not designated as hedging instruments:
Interest rate contracts	$(125)	$(44)	$(39)
Equity contracts	(665)	(45)	(389)
Total return swaps	(343)	(17)	(136)
Other derivative contracts	(1)	(6)	(20)
Net interest settlements	53	34	16

Total derivative losses[1]	$(1,082)	$(82)	$(577)

Change in embedded derivatives on guaranteed benefit annuity programs[2]	1,185	(1,674)	98
Other revenue on guaranteed benefit annuity programs	211	120	94

Change in embedded derivative liabilities and related fees	$1,396	$(1,554)	$192

Net realized derivative gains (losses)	$314	$(1,636)	$(385)

[1]

Included in total derivative losses are economic hedging losses of $827 million, gains of $1.0 billion, and losses of $347 million related to the guaranteed benefit annuity programs for the years ended December 31, 2012, 2011 and 2010, respectively.

[2]

As part of the Company’s annual comprehensive review of DAC model assumptions, all relevant assumptions impacting the fair value of embedded derivatives on guaranteed benefit annuity programs are also reviewed and updated. For the individual variable annuity business, the change in the embedded derivatives on guaranteed benefit annuity programs for the year ended December 31, 2012 includes updated assumptions in lapse, mortality, withdrawal behavior and benefit utilization. The change in embedded derivatives on guaranteed benefit annuity programs for the year ended December 31, 2011 includes updated assumptions in lapse, mortality and withdrawal behavior. Refer to Note 2 for further discussion of the annual review of DAC model assumptions.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

(8)	Fair Value Measurements

The following table summarizes assets and liabilities measured at fair value on a recurring basis as of December 31, 2012:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$592	$2	$3	$597
Obligations of states and political subdivisions	—	2,002	—	2,002
Debt securities issued by foreign governments	73	45	—	118
Corporate public securities	1	17,890	119	18,010
Corporate private securities	—	3,817	772	4,589
Residential mortgage-backed securities	484	4,173	10	4,667
Commercial mortgage-backed securities	—	1,335	2	1,337
Collateralized debt obligations	—	53	282	335
Other asset-backed securities	—	147	9	156

Total fixed maturity securities at fair value	$1,150	$29,464	$1,197	$31,811
Equity securities	—	12	8	20
Short-term investments	45	989	—	1,034
Trading securities	—	—	54	54

Total other investments at fair value	$45	$1,001	$62	$1,108

Investments at fair value	$1,195	$30,465	$1,259	$32,919

Derivative assets	—	1,968	822	2,790
Separate account assets	68,185	1,230	2,025	71,440

Assets at fair value	$69,380	$33,663	$4,106	$107,149

Liabilities
Future policy benefits and claims:
Living benefits	$—	$—	$(657)	$(657)
Indexed products	—	—	(91)	(91)

Total future policy benefits and claims	$—	$—	$(748)	$(748)
Derivative liabilities	—	(2,118)	(5)	(2,123)

Liabilities at fair value	$—	$(2,118)	$(753)	$(2,871)

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2012:

	Balance as of December 31, 2011	Net gains (losses)				Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2012
(in millions)		In operations[1]	In OCI	Purchases	Sales
Assets
Investments:
Fixed maturity securities:
Corporate private securities	$1,209	$2	$13	$69	$(187)	$40	$(374)	$772
Collateralized debt obligations	247	2	53	36	(56)	—	—	282
Other fixed maturity securities	135	—	11	2	(13)	11	(3)	143

Total fixed maturity securities at fair value[2]	$1,591	$4	$77	$107	$(256)	$51	$(377)	$1,197
Other investments at fair value	43	16	3	—	—	—	—	62
Derivative assets[3]	1,004	(353)	—	350	(179)	—	—	822
Separate account assets	1,952	73	—	—	—	—	—	2,025

Assets at fair value	$4,590	$(260)	$80	$457	$(435)	$51	$(377)	$4,106

Liabilities
Future policy benefits and claims:
Living benefits	$(1,842)	$1,185	$—	$—	$—	$—	$—	$(657)
Indexed products	(63)	(28)	—	—	—	—	—	(91)

Total future policy benefits and claims	$(1,905)	$1,157	$—	$—	$—	$—	$—	$(748)
Derivative liabilities[3]	(6)	1	—	—	—	—	—	(5)

Liabilities at fair value	$(1,911)	$1,158	$—	$—	$—	$—	$—	$(753)

[1]

Net gains and losses included in operations are reported in net realized investment gains and losses, other-than-temporary impairment losses and interest credited to policyholder accounts. The net unrealized gains on separate account assets is attributable to contractholders and therefore is not included in the Company’s earnings. The change in unrealized gains (losses) in operations on assets and liabilities still held as of the end of the year was $16 million for other investments at fair value, $(257) million for derivative assets, $1.2 billion for future policy benefits and claims and $(1) million for derivative liabilities.

[2]	Non-binding broker quotes were utilized to determine fair value of $1.1 billion of total fixed maturity securities as of December 31, 2012.
[3]	Non-binding broker quotes were utilized to determine fair value of all Level 3 derivative assets and liabilities.

During the year ended December 31, 2012, transfers from Level 1 to Level 2 within the debt securities issued by foreign governments were $42 million. There were no transfers from Level 2 to Level 1 during the year ended December 31, 2012.

Transfers into and out of Level 3 during the year ended December 31, 2012 represent changes in the sources used to price certain securities and the Company’s assumptions related to the observability of certain inputs.

As discussed in Note 2, the valuation of embedded derivatives in living benefit guarantees incorporates many inputs, including significant unobservable inputs for mortality, lapse rates, wait period and benefit utilization. The Company derives these inputs, which vary widely by product, attained age, policy duration, benefits in the money and the existence of surrender charges, from current experience and industry data. The fair value for these benefits is calculated as the mean of discounted cash flows across numerous random scenarios, an approach that is commonly used by the insurance industry for this type of valuation. This process considers a broader range of assumptions than what would be found in a standard deterministic approach.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table summarizes significant unobservable inputs used for fair value measurements for living benefits liabilities classified as Level 3 as of December 31, 2012:

Unobservable Inputs	Range
Mortality	0.1%-8%[2]
Lapse	0%-35%
Wait period	0 yrs – 30 yrs[3]
Efficiency of benefit utilization[1]	70%-100%
Non-performance risk	See footnote 4
Index volatility	15%-25%

[1]	The unobservable input is not applicable to GMABs.
[2]	Represents the mortality for the majority of business with living benefits, with policyholders ranging from 45 to 85.
[3]	A portion of the contractholders could never use the benefit, which would extend the range to an indeterminate period.
[4]

To reflect non-performance risk, benefits paid to policyholders are assumed to be reduced by 10% within the discounted cash flows projection whenever the S&P index is simulated to go below a certain threshold designed to represent non-performance.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the living benefits liability:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size, benefit in-the-moneyness and applicable surrender charges. All else being equal, policies that are in-the-money will have lower lapse rates than policies that are out-of-the-money, and policies that have a surrender charge present will have lower lapse rates than policies without a surrender charge.

The assumed wait period and the efficiency of utilization determine the timing and amount of living benefits withdrawals. These assumptions vary by the product type, age of the policyholder and policy duration. Many products have a bonus feature which enhances the guarantee on every policy anniversary for the first ten years so long as withdrawals have not commenced. All else being equal, policies commencing withdrawals at a time around the year ten bonus will have higher liability values than policies commencing withdrawals 20 years after issue or policies commencing withdrawals only one year after issue. In addition, policies that are assumed to withdraw the maximum permitted amount will have a higher liability value than a policy that is assumed to withdraw less than the maximum allowed amount.

Higher non-performance risk tends to decrease the value of the liability and lower non-performance risk tends to increase the value of the liability.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

Separate Accounts

The Company’s separate account assets include an investment in a mutual fund with a non-readily determinable fair value. Net asset value has been used to estimate the fair value of this investment as a practical expedient. The investments are included in Level 3 as they may not be redeemed until a seven year guarantee period expires in 2016. The investment strategy of this fund is to build a portfolio where the assets shall be sufficient to achieve a target portfolio value by the end of the seven year guarantee period. The net asset value of this fund reported in separate account assets was $1.6 billion and $1.3 billion as of December 31, 2012 and 2011, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table summarizes assets and liabilities measured at fair value on a recurring basis as of December 31, 2011:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$620	$6	$4	$630
Obligations of states and political subdivisions	—	1,678	—	1,678
Debt securities issued by foreign governments	120	—	—	120
Corporate public securities	1	15,239	117	15,357
Corporate private securities	—	3,089	1,209	4,298
Residential mortgage-backed securities	563	4,653	8	5,224
Commercial mortgage-backed securities	—	1,377	2	1,379
Collateralized debt obligations	—	55	247	302
Other asset-backed securities	—	209	4	213

Total fixed maturity securities at fair value	$1,304	$26,306	$1,591	$29,201
Equity securities	1	14	5	20
Short-term investments	23	1,102	—	1,125
Trading securities	—	—	38	38

Total other investments at fair value	$24	$1,116	$43	$1,183

Investments at fair value	$1,328	$27,422	$1,634	$30,384

Derivative assets	—	2,204	1,004	3,208
Separate account assets	62,242	1,000	1,952	65,194

Assets at fair value	$63,570	$30,626	$4,590	$98,786

Liabilities
Future policy benefits and claims:
Living benefits	$—	$—	$(1,842)	$(1,842)
Indexed products	—	—	(63)	(63)

Total future policy benefits and claims	$—	$—	$(1,905)	$(1,905)
Derivative liabilities	—	(2,209)	(6)	(2,215)

Liabilities at fair value	$—	$(2,209)	$(1,911)	$(4,120)

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2011:

	Balance as of December 31, 2010	Net gains (losses)				Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
(in millions)		In operations[1]	In OCI	Purchases	Sales
Assets
Investments:
Fixed maturity securities:
Corporate private securities	$1,161	$(10)	$26	$161	$(242)	$163	$(50)	$1,209
Collateralized debt obligations	191	(2)	5	87	(34)	—	—	247
Other fixed maturity securities	143	5	4	57	(63)	4	(15)	135

Total fixed maturity securities at fair value	$1,495	$(7)	$35	$305	$(339)	$167	$(65)	$1,591
Other investments at fair value	45	(4)	—	5	(3)	—	—	43
Derivative assets	211	131	—	719	(57)	—	—	1,004
Separate account assets	1,805	147	—	—	—	—	—	1,952

Assets at fair value	$3,556	$267	$35	$1,029	$(399)	$167	$(65)	$4,590

Liabilities
Future policy benefits and claims:
Living benefits	$(168)	$(1,674)	$—	$—	$—	$—	$—	$(1,842)
Indexed products	(58)	(5)	—	—	—	—	—	(63)

Total future policy benefits and claims	$(226)	$(1,679)	$—	$—	$—	$—	$—	$(1,905)
Derivative liabilities	(4)	(2)	—	—	—	—	—	(6)

Liabilities at fair value	$(230)	$(1,681)	$—	$—	$—	$—	$—	$(1,911)

[1]

Net gains and losses included in operations are reported in net realized investment gains and losses, other-than-temporary impairment losses and interest credited to policyholder account values. The net unrealized gains on separate account assets is attributable to contractholders and therefore is not included in the Company’s earnings. The change in unrealized gains (losses) in operations on assets and liabilities still held at the end of the year was $(6) million for other investments at fair value, $154 million for derivative assets and $(1.7) million for future policy benefits and claims.

Transfers into and out of Level 3 during the year ended December 31, 2011 represent changes in the sources used to price certain securities. There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2011, except certain separate accounts previously included in Level 2.

Fair Value Option

The Company assesses the fair value option election for newly acquired financial assets or liabilities on a prospective basis. Except for synthetic collateralized debt obligations, there are no material assets or liabilities for which the Company elected the fair value option.

Fair Value on a Nonrecurring Basis

The Company measures certain mortgage loans at fair value, or fair value of the collateral, on a non-recurring basis subsequent to their initial recognition, due to impairments or foreclosures recorded during the year. In determining the fair value for these mortgage loans, the Company primarily uses the direct capitalization method based on management’s view of current market capitalization rates. Alternatively, the Company may use a discounted cash flow methodology or an independently provided appraisal of value. Each of these methodologies is considered to represent a Level 3 fair value measurement. Refer to Note 6 for further discussion of the carrying value of impaired mortgage loans.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Financial Instruments Not Carried at Fair Value

The following table summarizes the carrying value and fair value of the Company’s financial instruments not carried at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below.

	December 31, 2012				December 31, 2011
(in millions)	Carrying value	Fair value	Level 2	Level 3	Carrying value	Fair value
Assets
Investments:
Mortgage loans, net of allowance	$5,827	$5,988	$—	$5,988	$5,748	$5,861
Policy loans	$980	$980	$—	$980	$1,008	$1,008

Liabilities
Investment contracts	$20,123	$19,561	$—	$19,561	$18,318	$17,992
Short-term debt	$300	$300	$—	$300	$777	$777
Long-term debt	$1,038	$1,323	$1,282	$41	$991	$1,081

Mortgage loans, net of allowance. The fair values of mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the consolidated balance sheets approximates fair value.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

Short-term debt. The carrying amount reported in the consolidated balance sheets approximates fair value.

Long-term debt. The fair values for long-term debt are based on estimated market prices using observable inputs from similar debt instruments.

(9)	Goodwill

The following table summarizes changes in the carrying value of goodwill by segment for the years indicated:

(in millions)	Retirement Plans	Individual Products & Solutions - Life and NBSG	Total
Balance as of December 31, 2010	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2011	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2012	$25	$175	$200

The Company’s annual impairment testing did not result in any impairment on existing goodwill during 2012, 2011 and 2010. As of the 2012, 2011 and 2010 annual impairment testing, the fair value of the reporting units with goodwill was in excess of the carrying value. The goodwill balances as of December 31, 2012 and 2011 have not been previously impaired.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

(10)	Closed Block

The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following table summarizes financial information for the closed block, as of the dates indicated:

(in millions)	December 31, 2012	December 31, 2011
Liabilities:
Future policyholder benefits	$1,732	$1,761
Policyholder funds and accumulated dividends	142	143
Policyholder dividends payable	24	27
Policyholder dividend obligation	198	156
Other policy obligations and liabilities	32	26

Total liabilities	$2,128	$2,113

Assets:
Fixed maturity securities, available-for-sale	$1,511	$1,424
Mortgage loans, net of allowance	183	210
Policy loans	164	170
Other assets	77	105

Total assets	$1,935	$1,909

Excess of reported liabilities over assets	193	204

Portion of above representing other comprehensive income:
Increase in unrealized gain on fixed maturity securities available-for-sale	$45	$42
Adjustment to policyholder dividend obligation	(45)	(42)

Total	$—	$—

Maximum future earnings to be recognized from assets and liabilities	$193	$204

Other comprehensive income:
Fixed maturity securities available-for-sale:
Fair value	$1,511	$1,424
Amortized cost	1,334	1,292
Shadow policyholder dividend obligation	(177)	(132)

Net unrealized appreciation	$—	$—

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table summarizes closed block operations for the years ended:

(in millions)	December 31, 2012	December 31, 2011	December 31, 2010
Revenues:
Premiums	$73	$77	$83
Net investment income	98	102	101
Realized investment gains (losses)	1	(3)	(3)
Realized losses credited to policyholder benefit obligation	(5)	(1)	(1)

Total revenues	$167	$175	$180

Benefits and expenses:
Policy and contract benefits	$134	$145	$131
Change in future policyholder benefits and interest credited to policyholder accounts	(27)	(35)	(23)
Policyholder dividends	50	55	56
Change in policyholder dividend obligation	(8)	(8)	(3)
Other expenses	1	1	1

Total benefits and expenses	$150	$158	$162

Total revenues, net of benefits and expenses, before federal income tax expense	$17	$17	$18
Federal income tax expense	6	6	6

Revenues, net of benefits and expenses and federal income tax expense	$11	$11	$12

Maximum future earnings from assets and liabilities:
Beginning of period	$204	$215	$227
Change during period	(11)	(11)	(12)

End of period	$193	$204	$215

Cumulative closed block earnings from inception through December 31, 2012, 2011 and 2010 were higher than expected as determined in the actuarial calculation. Therefore, policyholder dividend obligations (excluding the adjustment for unrealized gains on available-for-sale securities) were $21 million, $23 million and $31 million as of December 31, 2012, 2011 and 2010, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

(11)	Short-Term Debt

The Company classifies debt as short-term if the maturity date at inception is less than one year and all other debt instruments as long-term.

The following table summarizes short-term debt and weighted average annual interest rates, as of the dates indicated:

(in millions)	December 31, 2012	December 31, 2011
$600 million commercial paper program (0.29% and 0.30%, respectively)	$300	$300
$600 million promissory note and line of credit (1.90% and 1.73%, respectively)	$—	$477

Total short-term debt	$300	$777

In March 2012, NLIC entered into an agreement with the FHLB that allows the Company access to borrow up to $250 million and expires on March 21, 2013. The Company had $10.2 billion in eligible collateral and no amounts outstanding under the agreement as of December 31, 2012. Additionally, as part of the agreement, NLIC purchased $25 million in capital stock with the FHLB.

In May 2011, NMIC, NFS, and NLIC entered into a $600 million revolving variable rate credit facility upon expiration of its existing facility of the same amount. The new facility matures on May 6, 2015 and is subject to various covenants, as defined in the agreement. NLIC had no amounts outstanding under the facility as of December 31, 2012 and 2011.

In April 2011, the Company entered into a $600 million unsecured revolving promissory note and line of credit agreement with its parent company, NFS. Outstanding principal balances of the line of credit bear interest at the rate of six-month U.S. LIBOR plus 1.25%. Interest is due and payable as of the last day of each interest period, as defined in the agreement, while there are outstanding principal balances. As of December 31, 2012, the agreement was cancelled with no outstanding balance.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. The Company had no amounts outstanding under this agreement as of December 31, 2012 and 2011.

The terms of each debt instrument contain various restrictive covenants, including, but not limited to, minimum statutory surplus and minimum net worth requirements, and maximum debt to tangible net worth requirements, as defined in the agreements. The Company was in compliance with all covenants as of December 31, 2012 and 2011.

The amount of interest paid on short-term debt was $6 million in 2012, $5 million in 2011 and immaterial in 2010.

(12)	Long-Term Debt

The following table summarizes long-term debt, as of the dates indicated:

(in millions)	December 31, 2012	December 31, 2011
8.15% surplus note, due June 26, 2032, payable to NFS	$300	$300
7.50% surplus note, due December 17, 2031, payable to NFS	300	300
6.75% surplus note, due December 23, 2033, payable to NFS	100	100
Variable funding surplus note, due December 31, 2040	297	285
Other	41	6

Total long-term debt	$1,038	$991

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

On December 31, 2010, Olentangy Reinsurance, LLC, a special purpose financial captive insurance subsidiary of NLAIC domiciled in the State of Vermont, issued a variable funding surplus note due on December 31, 2040 to Nationwide Corporation, a majority-owned subsidiary of NMIC. The note is redeemable in full or partial amount at any time subject to proper notice and approval. A redemption premium shall be payable if the note is redeemed on or prior to the third anniversary date of the note’s issuance. The note bears interest at the rate of three-month U.S. LIBOR plus 2.80% payable quarterly. Olentangy Reinsurance, LLC agrees to draw down or reduce principal amounts in accordance with the terms outlined in the purchase agreement. The maximum amount outstanding under the agreement is $313 million in 2016. The Company made interest payments on this surplus note totaling $10 million and $9 million for the years ending December 31, 2012 and 2011, respectively. Any payment of interest or principal on the note requires the prior approval of the State of Vermont.

The Company made interest payments to NFS on surplus notes totaling $54 million for the years ended December 31, 2012, 2011 and 2010. Payments of interest and principal under the notes require the prior approval of the ODI.

(13)	Federal Income Taxes

The following table summarizes the federal income tax expense (benefit) attributable to income (loss) before loss attributable to noncontrolling interests, for the years ended:

(in millions)	December 31, 2012	December 31, 2011[1]	December 31, 2010[1]
Current tax (benefit) expense	$(144)	$55	$(91)
Deferred tax expense (benefit)	243	(482)	103

Total tax expense (benefit)	$99	$(427)	$12

[1]	The balances reflect a change in accounting principle, as described in Note 2.

The following table summarizes how the total federal income tax expense (benefit) differs from the amount computed by applying the U.S. federal income tax rate to income (loss) before loss attributable to noncontrolling interests, for the years ended:

	December 31, 2012		December 31, 2011[1]		December 31, 2010[1]
(in millions)	Amount	%	Amount	%	Amount	%
Rate reconciliation:
Computed (expected tax expense (benefit))	$245	35%	$(297)	35%	$59	35%
Dividends received deduction	(75)	(11)%	(99)	12%	(50)	(29)%
Impact of noncontrolling interest	21	3%	20	(3)%	21	12%
Tax credits	(85)	(12)%	(30)	3%	(27)	(16)%
Change in tax contingency reserve	(4)	(1)%	(15)	2%	(5)	(3)%
Other, net	(3)	(1)%	(6)	1%	14	8%

Total	$99	14%	$(427)	50%	$12	7%

[1]	The balances reflect a change in accounting principle, as described in Note 2.

The Company’s current federal income tax receivable was $61 million and $16 million as of December 31, 2012 and 2011, respectively.

Total federal income taxes (refunded) paid were $(95) million, $121 million, and $(35) million for the years ended December 31, 2012, 2011, and 2010, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

No material changes in estimated income tax expense were recorded in 2012 or 2010. During 2011, the Company recorded a tax benefit of $10 million primarily related to differences between the 2010 estimated tax liability and the amounts reported on the Company’s 2010 tax return. These changes in estimates were primarily driven by the Company’s separate account dividends received deduction (“DRD”).

As of December 31, 2012, the Company has $87 million in low-income-housing credit carryforwards, which expire between 2024 and 2032, and $169 million in alternative minimum tax credit carryforwards, which have an unlimited carryforward. In addition, the Company has $32 million in foreign tax credit carryforwards which expire between 2019 and 2022. The Company expects to fully utilize all carryforwards.

The following table summarizes the tax effects of temporary differences that gave rise to significant components of the net deferred tax (liability) asset included in other assets in the consolidated balance sheets, as of the dates indicated:

(in millions)	December 31, 2012	December 31, 2011[1]
Deferred tax assets:
Future policy benefits and claims	$1,295	$1,193
Derivatives	94	574
Tax credit carryforwards	288	185
Other	478	330

Gross deferred tax assets	$2,155	$2,282
Valuation allowance	(18)	(18)

Net deferred tax assets	$2,137	$2,264

Deferred tax liabilities:
Deferred policy acquisition costs	$(874)	$(963)
Available-for-sale securities	(1,338)	(840)
Value of business acquired	(81)	(86)
Other	(158)	(148)

Gross deferred tax liabilities	$(2,451)	$(2,037)

Net deferred tax (liability) asset	$(314)	$227

[1]	The balances reflect a change in accounting principle, as described in Note 2.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. The valuation allowance was $18 million as of December 31, 2012 and 2011. There was no change in valuation allowance for the year ended December 31, 2012 or 2010, while there was a change of $6 million for the year ended December 31, 2011. Based on management’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize the deferred tax assets for which the Company has not established valuation allowances.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following table is a rollforward of the beginning and ending uncertain tax positions, including permanent and temporary differences, but excluding interest and penalties:

(in millions)	2012	2011	2010
Balance at beginning of period	$76	$119	$95
Additions for current year tax positions	(2)	9	18
Additions for prior years tax positions	25	—	19
Reductions for prior years tax positions	(63)	(52)	(13)

Balance at end of period	$36	$76	$119

The Company does not anticipate any significant changes to unrecognized tax benefits during the next twelve months.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities through the 2008 tax year. The IRS is conducting an examination of the Company’s U.S. income tax returns for the years 2009 through 2010. Any adjustments that may result from IRS examination of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

(14)	Statutory Financial Information

Statutory Results

The Company’s life insurance subsidiaries are required to prepare statutory financial statements in conformity with the statutory accounting practices prescribed and permitted by insurance regulatory authorities, subject to any deviations prescribed or permitted by the applicable state department of insurance. Statutory accounting practices focus on insurer solvency and materially differ from GAAP primarily due to charging policy acquisition and other costs to expense as incurred, establishing future policy benefits and claims reserves using different actuarial assumptions, excluding certain assets from statutory admitted assets; and valuing investments and establishing deferred taxes on a different basis. The following table summarizes the statutory net income (loss) and statutory capital and surplus for the Company’s primary life insurance subsidiary for the years ended:

(in millions)	December 31, 2012	December 31, 2011	December 31, 2010
Statutory net income (loss)
NLIC	$764	$18	$560
NLAIC	$(65)	$(61)	$(50)

Statutory capital and surplus
NLIC	$3,837	$3,591	$3,686
NLAIC	$280	$302	$287

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

Dividend Restrictions

The payment of dividends by NLIC is subject to restrictions set forth in the insurance laws and regulations of the State of Ohio, its domiciliary state. The State of Ohio insurance laws require Ohio-domiciled life insurance companies to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding 12 months, exceeds the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer for the prior year. During the year ended December 31, 2012, NLIC paid a cash dividend of $40 million to NFS. During the year ended December 31, 2011 and 2010, NLIC did not pay any dividends to NFS. As of January 1, 2013, NLIC has the ability to pay dividends to NFS totaling $724 million without obtaining prior approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned surplus. Earned capital and surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder capital and surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the state of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholders.

The Company currently does not expect such regulatory requirements to impair the ability to pay operating expenses and dividends in the future.

Regulatory Risk-Based Capital

The National Association of Insurance Commissioners’ (“NAIC”) Risk Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where NLIC and NLAIC are domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. NLIC and NLAIC each exceeded the minimum RBC requirements for all periods presented herein.

(15)	Related Party Transactions

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, employee benefit plans, office space leases, and agreements related to reinsurance, cost sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, the number of full-time employees, commission expense and other methods agreed to by the participating companies.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provides data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed. For the years ended December 31, 2012, 2011 and 2010, the Company made payments to NMIC and NSC totaling $283 million, $241 million and $250 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.2 billion and $3.0 billion as of December 31, 2012 and 2011, respectively. Total revenues from these contracts were $140 million, $148 million and $139 million for the years ended December 31, 2012, 2011 and 2010, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $113 million, $122 million and $115 million for the years ended December 31, 2012, 2011 and 2010, respectively. The terms of these contracts are materially consistent with what the Company offers to unaffiliated parties.

The Company leases office space from NMIC. For the years ended December 31, 2012, 2011 and 2010, the Company made lease payments to NMIC of $15 million, $14 million and $20 million, respectively. In addition, the Company leases office space to an affiliate of NMIC.

NLIC has a reinsurance agreement with NMIC whereby all of NLIC’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of NLIC’s agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC for the years ended December 31, 2012, 2011 and 2010 were $161 million, $203 million and $209 million, respectively, while benefits, claims and expenses ceded during these years were $167 million, $212 million and $241 million, respectively.

Funds of Nationwide Funds Group (“NFG”), an affiliate, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2012 and 2011, customer allocations to NFG funds totaled $45.0 billion and $39.7 billion, respectively. For the years ended December 31, 2012, 2011 and 2010, NFG paid the Company $144 million, $129 million and $103 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $854 million and $994 million as of December 31, 2012 and 2011, respectively.

Refer to Note 12 for discussion of variable funding surplus note between Olentangy Reinsurance, LLC and Nationwide Corporation.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2012, 2011 and 2010 were $54 million, $64 million and $61 million, respectively.

During 2012, the Company had no sales of commercial mortgage loans to NMIC. During 2011, the Company sold, at fair value, commercial mortgage loans with a carrying value of $41 million to NMIC. The sale resulted in a net realized loss of $5 million in 2011.

The Company provides financing to Nationwide Realty Investors, LTD, a subsidiary of NMIC. As of December 31, 2012 and 2011, the Company had notes receivable outstanding of $126 million and $148 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

(16)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company’s legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company’s litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company’s consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company’s consolidated financial position or results of operations in a particular quarter or annual period.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with NMIC insofar as any inquiry, examination or investigation encompasses NMIC’s operations.

In October 2012, NLIC and NLAIC entered into a Regulatory Settlement Agreement with the Florida Office of Insurance Regulation and twenty-one other state Departments of Insurance to resolve a multi-state market conduct exam regarding claim settlement practices. The Regulatory Settlement Agreement applies prospectively and requires NLIC and NLAIC to adopt and implement additional procedures relating to the use of the Social Security Death Master File and identifying and locating beneficiaries once deaths are identified. In October 2012, NLIC and NLAIC also entered into a Global Resolution Agreement to resolve the related unclaimed property audit.

Other jurisdictions may pursue similar investigations, examinations or inquires. The results of these investigations, examinations or inquiries could result in the payment or escheatment of unclaimed death benefits, and/or changes in the Company’s practices and procedures to its claims handling and escheat processes, all of which could impact claim payments and reserves and/or result in payment of investigation costs, fines or penalties.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

On November 20, 2007, NRS and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On March 12, 2010, NRS and NLIC were named in a Second Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Steven E. Coker, Sandra H. Turner, David N. Lichtenstein and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc, Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious Defendants A to Z claiming to represent a class of all participants in the Alabama State Employees Association, Inc. (“ASEA”) Plan, excluding members of the Deferred Compensation Committee, ASEA’s directors, officers and board members, and PEBCO’s directors, officers and board members. On October 22, 2010, the parties to this action executed a court approved stipulation of settlement that agreed to certify a class for settlement purposes only, that provided for payments to the settlement class, and that provided for releases, certain bar orders, and dismissal of the case. The settlement fund has been paid out. On December 6, 2011, the Court entered an Order that NRS owes indemnification to ASEA and PEBCO for only the Coker (Gwin) class action, and dismissed NLIC. The Company has resolved the indemnification claims of ASEA. On February 15, 2013, the Court issued its Order determining the amount of fees due to PEBCO on its indemnification claim. The Company has until March 29, 2013 to file a notice of appeal. The Court has taken the matter under advisement. NRS continues to defend this case vigorously.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the U.S. District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under Employee Retirement Income Security Act of 1974 (“ERISA”) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. On November 6, 2009, the Court granted the plaintiff’s motion for class certification and certified a class of “All trustees of all employee pension benefit plans covered by ERISA which had variable annuity contracts with NFS and NLIC or whose participants had individual variable annuity contracts with NFS and NLIC at any time from January 1, 1996, or the first date NFS and NLIC began receiving payments from mutual funds based on a percentage of assets invested in the funds by NFS and NLIC, whichever came first, to the date of November 6, 2009”. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. The plaintiffs have renewed their motion for class certification. On December 18, 2012, the District Court heard oral argument on the motion for class certification. NLIC continues to defend this lawsuit vigorously.

On June 8, 2011, NMIC and NLIC were named in a lawsuit filed in Court of Common Pleas, Cuyahoga County, Ohio entitled Stanley Andrews and Donald Clark, on their behalf and on behalf of the class defined herein v. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company. The complaint alleges that NMIC and NLIC have an obligation to review the Social Security Administration Death Master File database for all life insurance policyholders who have at least a 70% probability of being deceased according to actuarial tables. The complaint further alleges that NMIC and NLIC are not conducting such a review. The complaint seeks injunctive relief and declaratory judgment requiring NMIC and NLIC to conduct such a review, and alleges NMIC and NLIC have violated the covenant of good faith and fair dealing and have been unjustly enriched by not having conducted such reviews. The complaint seeks certification as a class action. NMIC and NLIC filed a motion to dismiss. By order dated January 18, 2012, the State Court issued an order dismissing the lawsuit. On January 30, 2012, plaintiffs filed their appeal. On October 24, 2012, the Court of Appeals affirmed the dismissal. On November 9, 2012, plaintiffs filed a petition for rehearing en banc. On December 14, 2012, the Court of Appeals denied the petition for rehearing. Plaintiffs filed a notice of appeal to the Ohio Supreme Court on January 24, 2013. NMIC and NLIC have filed an opposition memorandum.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

In 2012 the Plaintiff, Debtor in Possession Lehman Brothers Special Financing, Inc., filed a class action suit in the United States Bankruptcy Court for the Southern District of New York seeking the recovery of nearly $3.0 billion in assets from all the named defendants including NLIC and NMIC. This litigation arises from two collateralized debt obligation transactions, 801 Grand and Alta, which resulted in payments to NLIC and NMIC. In 2008 the Plaintiff and its parent company, Lehman Brothers Holding, Inc. filed for bankruptcy which triggered an early termination of the above transactions. The Plaintiff seeks to have sums returned to the bankruptcy estate in addition to prejudgment interest and costs. The case is currently stayed and answers of defendants are due on March 5, 2013.

Tax Matters

The Company’s federal income tax returns are routinely audited by the IRS. The Company has established tax reserves as described in Note 2. The Company believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(17)	Reinsurance

The following table summarizes the effects of reinsurance on life, accident and health insurance in force and premiums for the years ended:

(in millions)	December 31, 2012	December 31, 2011	December 31, 2010
Premiums
Direct	$890	$832	$808
Assumed	—	—	5
Ceded	(255)	(301)	(329)

Net	$635	$531	$484

Life, accident and health insurance in force
Direct	$216,002	$209,732	$208,920
Assumed	5	5	10
Ceded	(59,895)	(60,499)	(64,755)

Net	$156,112	$149,238	$144,175

Total amounts recoverable under reinsurance contracts totaled $684 million, $704 million and $739 million as of December 31, 2012, 2011 and 2010, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

(18)	Segment Information

Management views the Company’s business primarily based on its underlying products and uses this basis to define its four reportable segments: Individual Products and Solutions-Annuity (formerly named Individual Investments), Retirement Plans, Individual Products and Solutions-Life and NBSG (formerly named Individual Protection) and Corporate and Other.

The primary segment profitability measure that management uses is a non-GAAP financial measure called pre-tax operating earnings (loss), which is calculated by adjusting income before federal income taxes to exclude: (1) net realized investment gains and losses, except for operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts); (2) other-than-temporary impairment losses; (3) the adjustment to amortization of DAC and VOBA related to net realized investment gains and losses; and (4) net loss attributable to noncontrolling interest.

Individual Products and Solutions-Annuity

The Individual Products & Solutions - Annuity segment consists of individual annuity products marketed under the Nationwide DestinationSM and other Nationwide-specific or private label brands. Deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, deferred variable annuity contracts provide the customer with access to a wide range of investment options and asset protection features, while deferred fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods. Immediate annuities differ from deferred annuities in that the initial premium is exchanged for a stream of income for a certain period or for the owner’s lifetime without future access to the original investment. The majority of assets and recent sales for the Individual Products & Solutions - Annuity segment consist of deferred variable annuities.

Retirement Plans

The Retirement Plans segment is comprised of the Company’s private and public sector retirement plans business. The private sector primarily includes Internal Revenue Code (“IRC”) Section 401 fixed and variable group annuity business, and the public sector primarily includes IRC Section 457 and Section 401(a) business in the form of full-service arrangements that provide plan administration and fixed and variable group annuities as well as administration-only business.

Individual Products and Solutions-Life and NBSG

The Individual Products & Solutions - Life and NBSG segment consists of life insurance products, including individual variable universal life, COLI and BOLI products; traditional life insurance products; and fixed universal life insurance products. Life insurance products provide a death benefit and generally allow the customer to build cash value on a tax-advantaged basis.

Corporate and Other

The Corporate and Other segment includes non-operating realized gains and losses and related amortization, including mark-to-market adjustments on embedded derivatives, net of economic hedges, related to products with living benefits included in the Individual Products & Solutions - Annuity segment; other-than-temporary impairment losses and other revenues and expenses not allocated to other segments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

The following tables summarize the Company’s business segment operating results for the years ended:

(in millions)	Individual Products and Solutions-Annuity	Retirement Plans	Individual Products and Solutions-Life and NBSG	Corporate and Other	Total
December 31, 2012
Revenues:
Policy charges	$899	$94	$677	$—	$1,670
Premiums	334	—	301	—	635
Net investment income	551	736	536	2	1,825
Non-operating net realized investment gains[1]	—	—	—	459	459
Other-than-temporary impairment losses	—	—	—	(31)	(31)
Other revenues[2]	(124)	—	—	22	(102)

Total revenues	$1,660	$830	$1,514	$452	$4,456

Benefits and expenses:
Interest credited to policyholder accounts	$375	$457	$199	$7	$1,038
Benefits and claims	595	—	615	17	1,227
Policyholder dividends	—	—	54	—	54
Amortization of DAC	185	14	150	226	575
Interest expense	—	—	—	68	68
Other operating expenses	285	163	255	92	795

Total benefits and expenses	$1,440	$634	$1,273	$410	$3,757

Income before federal income taxes and noncontrolling interests	$220	$196	$241	$42	$699

Less: non-operating net realized investment gains[1]	—	—	—	(459)
Less: non-operating net other-than-temporary impairment losses	—	—	—	31
Less: adjustment to amortization of DAC and other related to net realized investment gains and losses	—	—	—	243
Less: net loss attributable to noncontrolling interest	—	—	—	61

Pre-tax operating earnings (loss)	$220	$196	$241	$(82)

Assets as of year end	$58,707	$27,842	$25,301	$8,320	$120,170

[1]	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts).
[2]	Includes operating items discussed above.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

(in millions)	Individual Products and Solutions-Annuity	Retirement Plans	Individual Products and Solutions-Life and NBSG	Corporate and Other	Total
December 31, 2011[3]
Revenues:
Policy charges	$781	$96	$629	$—	$1,506
Premiums	234	—	297	—	531
Net investment income	527	715	533	69	1,844
Non-operating net realized investment losses[1]	—	—	—	(1,546)	(1,546)
Other-than-temporary impairment losses	—	—	—	(67)	(67)
Other revenues[2]	(59)	—	—	(1)	(60)

Total revenues	$1,483	$811	$1,459	$(1,545)	$2,208

Benefits and expenses:
Interest credited to policyholder accounts	$374	$441	$198	$20	$1,033
Benefits and claims	476	—	598	(12)	1,062
Policyholder dividends	—	—	67	—	67
Amortization of DAC	80	11	75	(101)	65
Interest expense	—	—	—	70	70
Other operating expenses	269	166	238	87	760

Total benefits and expenses	$1,199	$618	$1,176	$64	$3,057

Income (loss) before federal income taxes and noncontrolling interests	$284	$193	$283	$(1,609)	$(849)

Less: non-operating net realized investment losses[1]	—	—	—	1,546
Less: non-operating net other-than-temporary impairment losses	—	—	—	67
Less: adjustment to amortization of DAC and other related to net realized investment gains and losses	—	—	—	(115)
Less: net loss attributable to noncontrolling interest	—	—	—	56

Pre-tax operating earnings (loss)	$284	$193	$283	$(55)

Assets as of year end	$57,741	$25,114	$22,503	$6,628	$111,986

[1]	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts).
[2]	Includes operating items discussed above.
[3]	The balances reflect a change in accounting principle, as described in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2012, 2011 and 2010

(in millions)	Individual Products and Solutions-Annuity	Retirement Plans	Individual Products and Solutions-Life and NBSG	Corporate and Other	Total
December 31, 2010[3]
Revenues:
Policy charges	$646	$98	$652	$3	$1,399
Premiums	209	—	275	—	484
Net investment income	569	691	510	55	1,825
Non-operating net realized investment losses[1]	—	—	—	(177)	(177)
Other-than-temporary impairment losses	—	—	—	(220)	(220)
Other revenues[2]	(82)	—	—	25	(57)

Total revenues	$1,342	$789	$1,437	$(314)	$3,254

Benefits and expenses:
Interest credited to policyholder accounts	$391	$424	$199	$42	$1,056
Benefits and claims	354	—	524	(5)	873
Policyholder dividends	—	—	78	—	78
Amortization of DAC	192	9	136	(38)	299
Interest expense	—	—	—	55	55
Other operating expenses	244	165	237	76	722

Total benefits and expenses	$1,181	$598	$1,174	$130	$3,083

Income (loss) before federal income taxes and noncontrolling interests	$161	$191	$263	$(444)	$171

Less: non-operating net realized investment gains[1]	—	—	—	177
Less: non-operating net other-than-temporary impairment losses	—	—	—	220
Less: adjustment to amortization of DAC and other related to net realized investment gains and losses	—	—	—	(48)
Less: net loss attributable to noncontrolling interest	—	—	—	60

Pre-tax operating earnings (loss)	$161	$191	$263	$(35)

Assets as of year end	$52,786	$25,502	$22,434	$5,828	$106,550

[1]	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts).
[2]	Includes operating items discussed above.
[3]	The balances reflect a change in accounting principle, as described in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I Consolidated Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2012 (in millions)

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which shown in the consolidated balance sheet
Fixed maturity securities, available-for-sale:
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$476	$597	$597
Obligations of states and political subdivisions	1,722	2,002	2,002
Debt securities issued by foreign governments	98	118	118
Public utilities	2,374	2,684	2,684
All other corporate	24,252	26,410	26,410

Total fixed maturity securities, available-for-sale	$28,922	$31,811	$31,811

Equity securities, available-for-sale:
Common stocks:
Industrial, miscellaneous and all other	$5	$8	$8
Nonredeemable preferred stocks	10	12	12

Total equity securities, available-for-sale	$15	$20	$20

Trading assets	49	54	54
Mortgage loans, net of allowance	5,871		5,827	[1]
Policy loans	980		980
Other investments	565		565
Short-term investments	1,034		1,034

Total investments	$37,436		$40,291

[1]	Difference from Column B primarily is attributable to valuation allowances due to impairments on mortgage loans (see Note 6 to the audited consolidated financial statements).

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III Supplementary Insurance Information

As of December 31, 2012, 2011 and 2010 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs[3]	Future policy benefits, losses, claims and loss expenses	Unearned premiums[1]	Other policy claims and benefits payable[1]	Premium revenue
2012
IPS - Annuity	$2,110	$12,214			$334
Retirement Plans	168	13,628			—
IPS - Life and NBSG	1,442	9,564			301
Corporate and Other	(471)	748			—

Total	$3,249	$36,154			$635

2011
IPS - Annuity	$2,232	$12,550			$234
Retirement Plans	172	12,638			—
IPS - Life and NBSG	1,421	9,338			297
Corporate and Other	(338)	726			—

Total	$3,487	$35,252			$531

2010
IPS - Annuity	$1,761	$10,541			$209
Retirement Plans	172	11,874			—
IPS - Life and NBSG	1,354	9,163			275
Corporate and Other	(162)	1,098			—

Total	$3,125	$32,676			$484

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[2]	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs[3]	Other operating expenses[2,3]	Premiums written
2012
IPS - Annuity	$551	$970	$185	$285
Retirement Plans	736	457	14	163
IPS - Life and NBSG	536	868	150	255
Corporate and Other	2	24	226	160

Total	$1,825	$2,319	$575	$863

2011
IPS - Annuity	$527	$850	$80	$269
Retirement Plans	715	441	11	166
IPS - Life and NBSG	533	863	75	238
Corporate and Other	69	8	(101)	157

Total	$1,844	$2,162	$65	$830

2010
IPS - Annuity	$569	$745	$192	$244
Retirement Plans	691	424	9	165
IPS - Life and NBSG	510	801	136	237
Corporate and Other	55	37	(38)	131

Total	$1,825	$2,007	$299	$777

[1]	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
[2]

Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

[3]	The 2011 and 2010 balances reflect a change in accounting principle, as described in Note 2.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV Reinsurance

As of December 31, 2012, 2011 and 2010 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2012
Life, accident and health insurance in force	$216,002	$(59,895)	$5	$156,112	—

Premiums:
Life insurance [1]	$701	$(66)	$—	$635	—
Accident and health insurance	189	(189)	—	—	—

Total	$890	$(255)	$—	$635	—

2011

Life, accident and health insurance in force	$209,732	$(60,499)	$5	$149,238	—

Premiums:
Life insurance [1]	$596	$(65)	$—	$531	—
Accident and health insurance	236	(236)	—	—	—

Total	$832	$(301)	$—	$531	—

2010

Life, accident and health insurance in force	$208,920	$(64,755)	$10	$144,175	—

Premiums:
Life insurance [1]	$570	$(88)	$1	$483	0.2%
Accident and health insurance	238	(241)	4	1	NM

Total	$808	$(329)	$5	$484	1.0%

[1]	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V Valuation and Qualifying Accounts

Years ended December 31, 2012, 2011, and 2010 (in millions)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts	Deductions[1]	Balance at end of period
2012
Valuation allowances - mortgage loans	$60	$1	$—	$17	$44
2011
Valuation allowances - mortgage loans	$96	$25	$—	$61	$60
2010
Valuation allowances - mortgage loans	$77	$66	$—	$47	$96

[1]	Amounts generally represent payoffs, sales and recoveries.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

PART C. OTHER INFORMATION
Item 26. Exhibits
(a)	Board of Directors Resolutions
1.	Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
2.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
3.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
4.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
5.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
6.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Subaccounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
7.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 1 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on April 25, 2000.
8.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 1 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on April 25, 2000.
9.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments. Incorporated herein by reference to corresponding exhibits to the initial filing of the Form N-4 registration statement (File No. 333-58308) for Provident Mutual Life Insurance Company, filed on April 5, 2001.
10.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account.

Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on April 19, 2002.
11.	Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Subaccounts of Nationwide Provident VLI Separate Account 1. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No.333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Contracts
1.	Underwriting Agreement among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, Nationwide Investment Services Corporation, and Nationwide Provident Variable Separate Accounts. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 16 to the Form N-6 registration statement (File No. 333-71763) for Nationwide Life Insurance Company of America, filed on April 29, 2009.
2.	Distribution Agreement by and among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, and 1717 Capital Management Company. Incorporated herein by reference to document "exhibitc2.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
3.	Assignment and Assumption of Distributor's Interest Under Distribution Agreement by and between Nationwide Securities, LLC and Nationwide Investment Services Corporation. Incorporated herein by reference to document "exhibitc3.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
(d)	Contracts
1.	Individual Flexible Premium Adjustable Variable Life Insurance Policy (Form VL101). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Provident Mutual Life and Annuity Company of America filed on May 1, 1998.
2.	Children's Term Rider (Form C306). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Providentmutual Life and Annuity Company of America filed on May 1, 1998.
3.	Convertible Term Life Rider (Form C308). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
4.	Extension of Final Policy Date Rider (Form C822). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
5.	Section 403(b) Rider (C827). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
6.	Change of Insured Rider (Form C901). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
7.	Disability Waiver Benefit Rider (Form R1901). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Provident Mutual Life and Annuity Company of America filed on May 1, 1998.
8.	Disability Waiver of Premium Benefit Rider (Form C903). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Provident Mutual Life and Annuity Company of America filed on May 1, 1998.

9.	Accelerated Death Benefit Rider (C/D904). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
10.	Guaranteed Minimum Death Benefit Rider (Form C320). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-55470) for Provident Mutual Life Insurance Company, filed on May 1, 1998.
11.	Additional Insurance Benefit Rider (R2308). Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form S-6 registration statement (File No. 333-67775) for Providentmutual Life and Annuity Company of America, filed on March 4, 1999.
12.	Long Term Care Acceleration Benefit Rider (Form R1100). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
13.	Long Term Care Extended Insurance Benefit Rider (Form R1102). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
14.	Long Term Care Waiver Benefit Rider (Form R1101). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
15.	Accelerated Death Benefit Rider (Form R1904). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
(e)	Applications
1.	Form of Application (Form A3 and Form A4). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-67775) for Provident Mutual Life and Annuity Company of America, filed on April 24, 2000.
2.	Supplemental Application for Flexible Premium. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
3.	Initial Allocation Selection. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
4.	Supplemental Application for Long Term Care Benefits (A624.01). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
5.	Initial Allocation Schedule (A64 1.03). Incorporated herein by reference to corresponding exhibits to post-effective amendment no. 7 to the Form N-6 registration statement (File No. 333-71763) for Nationwide Life Insurance Company of America, filed on April 24, 2003.
(f)	Depositor's Certificate of Incorporation and By-Laws
1.	Amended Articles of Incorporation for Nationwide Life Insurance Company. Incorporated herein by reference to document "exhibitf1.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
2.	Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Incorporated herein by reference to document "exhibitf2.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
3.	Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31 2009. Incorporated herein by reference to document "exhibitf3.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.

(g)	Reinsurance Contracts
1.	Single Life Permanent Pool (ERC). Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
2.	Single Life Permanent Pool (RGA). Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
3.	Automatic and Facultative YRT Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
4.	Addendum to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
5.	Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
6.	Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
7.	Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
8.	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
9.	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
10.	YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
11.	YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(h)	Form of Participation Agreements.
1.	Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.

2.	Fund Participation Agreement with Fred Alger Management, Inc. and Fred Alger and Company, Inc. dated October 1, 2004. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 3 to the Form N-6 registration statement (File No. 333-164118) for Nationwide Life Insurance Company, filed on April 26, 2011.
3.	Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
4.	Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc. dated September 15, 2004, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
5.	Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Funds, Inc.) dated April 13, 2004, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
6.	Restated and Amended Fund Participation Agreement with The Dreyfus Corporation dated January 27, 2000, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
7.	Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp. dated April 1, 2006, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
8.	Fund Participation Agreement with Fidelity Variable Insurance Products Fund dated May 1, 1988, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
9.	Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. dated May 1, 2003, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
10.	Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series, dated December 31, 1999. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
11.	Fund Participation Agreement, Service II Shares, with Janus Aspen Series, dated May 5, 2002. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
12.	Amended and Restated Fund Participation Agreement with MFS Variable Insurance Trust and Massachusetts Financial Services Company dated February 1, 2003, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
13.	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust) dated May 2, 2005, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.

14.	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2006, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
15.	Fund Participation Agreement with Neuberger Berman Advisers Management Trust / Lehman Brothers Advisers Management Trust (formerly, Neuberger Berman Advisers Management Trust) dated January 1, 2007. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
16.	Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
17.	Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Fund Distributors, LLC dated March 28, 2002, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
18.	Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P., dated February 1, 2002. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
19.	Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc. dated October 1, 2002, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
20.	Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., and Morgan Stanley Investment Management, Inc. dated February 1, 2002, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
21.	Fund Participation Agreement Van Eck Investment Trust, Van Eck Associates Corporation, Van Eck Securities Corporation dated September 1, 1989, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
22.	Fund Participation Agreement with Waddell & Reed Services Company, Waddell & Reed, Inc., and W&R Target Funds, Inc. dated December 1, 2000, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
23.	Fund Participation Agreement with Wells Fargo Management, LLC, Stephens, Inc. dated November 15, 2004, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
(i)	Administrative Contracts. Not applicable.
(j)	Other Material Contracts. Not applicable.
(k)	Legal Opinion. Previously filed with registration statement (333-164120) on January 4, 2010, as document "exhibitk.htm" and hereby incorporated by reference.
(l)	Actuarial Opinion. Not applicable.
(m)	Calculations. Not applicable.

(n)	Other Opinions.
1.	Consent of Independent Registered Public Accounting Firm. Attached hereto.
(o)	Omitted Financial Statements. Not applicable.
(p)	Initial Capital Agreements. Not applicable.
(q)	Redeemability Exemption. Previously filed with registration statement (333-164120) on April 27, 2010, as document "item26q.htm" and hereby incorporated by reference.
(99)	Power of Attorney. Attached hereto.

Item 27. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215
President and Chief Operating Officer and Director	Kirt A. Walker
Executive Vice President-Chief Legal and Governance Officer	Patricia R. Hatler
Executive Vice President	Terri L. Hill
Executive Vice President-Chief Marketing & Strategy Officer	Matthew Jauchius
Executive Vice President-Chief Information Officer	Michael C. Keller
Executive Vice President-Chief Human Resources Officer	Gale V. King
Executive Vice President	Mark A. Pizzi
Executive Vice President and Director	Mark R. Thresher
Senior Vice President-Government Relations	Steven M. English
Senior Vice President	Harry H. Hallowell
Senior Vice President and Treasurer	David LaPaul
Senior Vice President-Business Transformation Office	Mark A. Gaetano
Senior Vice President-Chief Claims Officer	David A. Bano
Senior Vice President-Chief Compliance Officer	Sandra L. Rich
Senior Vice President-Chief Economist	David W. Berson
Senior Vice President-Chief Financial Officer and Director	Timothy G. Frommeyer
Senior Vice President-Chief Financial Officer-Property and Casualty	Michael P. Leach
Senior Vice President-Chief Risk Officer	Michael W. Mahaffey
Senior Vice President-CIO Allied Group	Daniel G. Greteman
Senior Vice President-CIO Enterprise Applications	Michael A. Richardson
Senior Vice President-CIO IT Infrastructure	Gregory S. Moran
Senior Vice President-CIO NF Systems	Susan J. Gueli
Senior Vice President-Controller	James D. Benson
Senior Vice President-Corporate Strategy	Katherine M. Liebel
Senior Vice President-Deputy General Counsel	Thomas W. Dietrich
Senior Vice President-Deputy General Counsel	Sandra L. Neely
Senior Vice President-Distribution and Sales and Director	John L. Carter
Senior Vice President-Enterprise Chief Technology Officer	Guruprasad C. Vasudeva
Senior Vice President-Field Operations EC	Amy T. Shore
Senior Vice President-Field Operations IC	Jeff M. Rommel
Senior Vice President-Head of Taxation	Pamela A. Biesecker
Senior Vice President-Individual Products & Solutions and Director	Eric S. Henderson
Senior Vice President-Internal Audit	Kai V. Monahan
Senior Vice President-Investment Management Group	Michael S. Spangler
Senior Vice President-IT Finance & Head of Sourcing	Andrew Walker
Senior Vice President-IT Strategic Initiatives	Tammy Craig
Senior Vice President-Nationwide Financial	Steven C. Power
Senior Vice President-Nationwide Financial Network	Peter A. Golato
Senior Vice President-NF Brand Marketing	William J. Burke
Senior Vice President-NFS Legal	Rae Ann Dankovic
Senior Vice President-NI Brand Marketing	Jennifer M. Hanley
Senior Vice President-NW Retirement Plans	Anne L. Arvia
Senior Vice President-PCIO Sales Support	Melissa D. Gutierrez
Senior Vice President-President-Nationwide Bank	J. Lynn Greenstein
Senior Vice President-Property and Casualty Commercial/Farm Product Pricing	W. Kim Austen
Senior Vice President-Talent, Div & Org Effect	Terri L Forgy
Senior Vice President-Trial Division	Peter J. Hersha
Vice President-Corporate Governance and Secretary	Robert W. Horner, III
Director	Stephen S. Rasmussen

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Financial Institution Distributors Agency, Inc.	Delaware	The company is an insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Arizona	Arizona	The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions Insurance Agency, Inc.	Massachusetts	The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Ohio, Inc.[1]	Ohio	The company provides retirement products, marketing and education and administration to public employees.
Nationwide Retirement Solutions, Inc. of Texas, Inc.[1]	Texas	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a registered broker-dealer.
Nationwide Bank	Federal	This is a federally chartered savings bank supervised by the Office of the Office of the Comptroller of the Currency to exercise deposit, lending, agency, custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners' Loan Act of 1933.
Nationwide Financial Services Capital Trust	Delaware	The trust's sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
Nationwide Life Insurance Company[2]	Ohio	A stock corporation. The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma	This is a limited purpose broker-dealer and distributor of variable annuities and variable life products for Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. The company also provides educational services to retirement plan sponsors and its participants.
Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Life Reo Holdings, LLC3	Ohio	The company is an investment holding company.
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-A2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-B2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Registered Investment Advisors Services, Inc.[3]	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Community Development Corporation, LLC[3]	Ohio	The company holds investments in low-income housing funds.
Nationwide Fund Advisors[3,4]	Delaware	The trust acts as a registered investment advisor.
[1]	This subsidiary/entity is controlled by its immediate parent through contractual association.
[2]	This subsidiary/entity files separate financial statements.
[3]	Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
[4]	This subsidiary/entity is a business trust.
Item 29. Indemnification
Provision is made in Nationwide's Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
(a)	NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:

MFS Variable Account	Nationwide VA Separate Account-D
Multi-Flex Variable Account	Nationwide VLI Separate Account

Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5
Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-A
Nationwide Variable Account-8	Nationwide VL Separate Account-C
Nationwide Variable Account-9	Nationwide VL Separate Account-D
Nationwide Variable Account-10	Nationwide VL Separate Account-G
Nationwide Variable Account-11	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-12	Nationwide Provident VA Separate Account A
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-14	Nationwide Provident VLI Separate Account A
Nationwide VA Separate Account-A
Nationwide VA Separate Account-B
Nationwide VA Separate Account-C
(b)	Directors and Officers of NISC:

President	Robert O. Cline
Vice President, Treasurer and Director	Keith L. Sheridan
Vice President-Chief Compliance Officer	James J. Rabenstine
Associate Vice President and Secretary	Kathy R. Richards
Associate Vice President and Assistant Secretary	Parag H. Shah
Associate Vice President-Finance Operations and Assistant Treasurer	Terry C. Smetzer
Assistant Treasurer	J. Morgan Elliott
Assistant Treasurer	Jerry L. Greene
Director	John L. Carter
Director	Eric S. Henderson
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
(c)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 31. Location of Accounts and Records
Timothy G. Frommeyer
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 32. Management Services
Not Applicable
Item 33. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has caused this Registration Statement to be signed by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 25, 2013.
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on April 25, 2013.
KIRT A. WALKER
Kirt A. Walker, President and Chief Operating Officer, and Director
MARK R. THRESHER
Mark R. Thresher, Executive Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President - Individual Products & Solutions and Director
JOHN L. CARTER
John L. Carter, Senior Vice President - Distribution and Sales and Director
STEPHEN S. RASMUSSEN
Stephen S. Rasmussen, Director
By /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact